As filed with the Securities and Exchange Commission on April 28, 2023
File Nos. 033-31894
811-05954

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 121
☒
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 122
☒

THE CHARLES SCHWAB FAMILY OF FUNDS
(Exact Name of Registrant as Specified in Charter)

211 Main Street
San Francisco, California 94105
(Address of Principal Executive Offices)
(800) 648-5300
(Registrant’s Telephone Number, including Area Code)

Catherine M. MacGregor, Esq.
211 Main Street
San Francisco, California 94105
(Name and Address of Agent for Service)

Copies of communications to:
Douglas P. Dick, Esq. Dechert LLP 1900 K Street, N.W. Washington, DC 20006	John M. Loder, Esq. Ropes & Gray LLP 800 Boylston Street Boston, MA 02199‑3600

It is proposed that this filing will become effective (check appropriate box):
☒  Immediately upon filing pursuant to paragraph (b)
□  On (date) pursuant to paragraph (b)
□  60 days after filing pursuant to paragraph (a)(1)
□  On (date) pursuant to paragraph (a)(1)
□  75 days after filing pursuant to paragraph (a)(2)
□  On (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
□  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus | April 28, 2023
Schwab Funds®

Schwab® Government Money Fund
Sweep Investments®
Sweep Shares	SWGXX
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Schwab Government Money Fund

Schwab® Government Money Fund
Ticker Symbol:	Sweep Shares: SWGXX

Investment Objective

The fund’s goal is to seek the highest current income consistent with stability of capital and liquidity.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
Sweep Shares
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.19
Distribution (12b-1) fees	None
Other expenses	0.26
Total annual fund operating expenses	0.45
Less expense reduction	(0.01)
Total annual fund operating expenses after expense reduction(1)	0.44

(1)
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the Sweep Shares to 0.44% for so long as the investment adviser serves as the adviser to the fund (contractual expense limitation agreement). This contractual expense limitation agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
	1 Year	3 Years	5 Years	10 Years
Sweep Shares	$45	$141	$246	$555
Principal Investment Strategies

To pursue its goal, the fund invests in U.S. government securities, such as:
•
U.S. Treasury bills and notes

•
other obligations that are issued by the U.S. government, its agencies or instrumentalities, including obligations that are not fully guaranteed by the U.S. Treasury, such as those issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks

•
repurchase agreements that are collateralized fully by cash and/ or U.S. government securities

•
obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities

The fund intends to operate as a government money market fund under the regulations governing money market funds. The fund will invest at least 99.5% of its total assets in cash, U.S. government securities and/or repurchase agreements that are collateralized fully by cash and/or U.S. government securities; under normal circumstances, at least 80% of the fund’s net assets (including, for this purpose, any borrowings for investment purposes) will be invested solely in U.S. government securities including repurchase agreements that are collateralized fully by U.S. government securities (excluding cash). With respect to the 80% policy, the fund will notify its shareholders at least 60 days before changing the policy.
In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s investment objective and credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money market funds.
The investment adviser’s credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund’s holdings or its average maturity based on actual or anticipated changes in credit quality or market dynamics, such as interest rates. To preserve its investors’ capital, the fund seeks to maintain a stable $1.00 share price.
For temporary defensive purposes during unusual market conditions, the fund may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments.
As a government money market fund, the fund’s Board of Trustees (the Board) has determined not to subject the fund to a liquidity fee and/or a redemption gate on fund redemptions. Please note that the Board has reserved its ability to change this determination with respect to liquidity fees and/or redemption gates, but only after providing appropriate prior notice to shareholders.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Schwab Government Money Fund | Fund Summary1

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Risk. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also could be low or even negative. In addition, the fund may be unable to pay expenses out of fund assets or maintain a stable $1.00 share price. Also, a change in a central bank’s monetary policy or economic conditions may result in a change in interest rates, which could have sudden and unpredictable effects on the markets. A sudden or unpredictable rise or decline in interest rates may cause volatility. Volatility in the market may decrease liquidity in the money market securities markets, making it more difficult for the fund to sell its money market investments at a time when the investment adviser might wish to sell such investments. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings.
Stable Net Asset Value Risk. If the fund or another money market fund fails to maintain a stable net asset value (or such perception exists in the market place), the fund could experience increased redemptions, which may adversely impact the fund’s share price. The fund is permitted, among other things, to reduce or withhold any income and/or gains generated from its portfolio to maintain a stable $1.00 share price.
Repurchase Agreements Risk. When the fund enters into a repurchase agreement, the fund is exposed to the risk that the other party (i.e., the counterparty) will not fulfill its contractual obligation. In a repurchase agreement, there exists the risk that, when the fund buys a security from a counterparty that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counterparty will not repurchase the security.
Credit Risk. A decline in the credit quality of an issuer, guarantor or liquidity provider of a portfolio investment or a counterparty could cause the fund to lose money or underperform. The fund could lose money if, due to a decline in credit quality, the issuer, guarantor or liquidity provider of a portfolio investment or a counterparty fails to make, or is perceived as being unable or unwilling to make, timely principal or interest payments or otherwise honor its obligations. Even though the fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the fund if the other party should default on its obligations and the fund is delayed or prevented from recovering or disposing of the collateral. The credit quality of the fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.
Certain U.S. government securities that the fund invests in are not backed by the full faith and credit of the U.S. government, which means they are neither issued nor guaranteed by the U.S. Treasury. Although maintained in conservatorship by the Federal Housing Finance Agency (FHFA) since September 2008, Fannie Mae and Freddie Mac maintain only lines of credit with the U.S. Treasury. The Federal Home Loan Banks maintain limited access to credit lines from the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the fund owns do not extend to the shares of the fund itself.
Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its investment objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag the yields of other money market funds.
Redemption Risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

2Schwab Government Money Fund | Fund Summary

Money Market Fund Regulation Risk. The SEC and other regulatory agencies continue to review the regulation of money market funds. As of the date of this prospectus, the SEC has proposed amendments to the rules that govern money market funds. These proposed amendments, if implemented, may affect the fund’s investment strategies, performance, yield, expenses, operations and continued viability.
Money Market Fund Risk. The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.
Performance

The bar chart below shows how the fund’s Sweep Shares investment results have varied from year to year, and the following table shows the fund’s Sweep Shares average annual total returns for various periods. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/schwabfunds_prospectus or call toll-free 1-877-824-5615 for the fund’s current seven-day yield.
Annual Total Returns (%) as of 12/31

Best Quarter: 0.79% Q4 2022
Worst Quarter: 0.00% Q1 2016
Average Annual Total Returns as of 12/31/22
	1 Year	5 Years	10 Years
Sweep Shares	1.29%	0.89%	0.47%
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management™
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open except when the following federal holidays are observed: Columbus Day and Veterans Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Eligible Investors (as determined by the fund) may invest in Sweep Shares as noted below. The Sweep Shares are designed for use in conjunction with certain accounts held at Charles Schwab & Co., Inc. (Schwab) and are subject to the terms and conditions of your Schwab account agreement, as amended from time to time. If you designate the fund as the sweep fund on your Schwab account, your uninvested cash balances will be invested in the fund according to the terms and conditions of your account agreement. Similarly, when you use your account to purchase other investments or make payments, shares of the fund will be sold to cover these transactions according to the terms and conditions of your account agreement. You may make purchase, exchange and redemption requests in accordance with your account agreement.
Tax Information

Distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

The fund pays Schwab for shareholder and sweep administration services. These payments may create a conflict of interest by influencing Schwab and your salesperson to recommend the fund over another investment. Ask your salesperson or visit Schwab’s website for more information.

Schwab Government Money Fund | Fund Summary3

Fund Details

The fund invests exclusively in money market instruments. There can be no assurance that the fund will achieve its investment objective. Except as explicitly described otherwise, the strategies and policies of the fund may be changed without shareholder approval.
The fund is designed for use as a Sweep Investment, in conjunction with certain Schwab accounts. Customers who qualify can designate the fund as their account’s sweep fund.
Money Fund Regulations

Money market funds in the United States are subject to rules governing their operation:
•
Credit quality: money market funds must invest exclusively in high-quality securities.

•
Diversification: requirements for diversification limit the fund’s exposure to any given issuer, guarantor or liquidity provider.

•
Maturity: money market funds must maintain a dollar-weighted average portfolio maturity of no more than 60 days and a dollar-weighted average life to maturity of no more than 120 days. In addition, money market funds cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

•
Liquidity: taxable money market funds are subject to minimum liquidity requirements that prohibit a fund from acquiring certain types of securities if, immediately after the acquisition, the fund’s investments in daily or weekly liquid assets would be below 10% or 30%, respectively, of the fund’s total assets.

Investors should be aware that the investments made by the fund and the results achieved by the fund at any given time are not expected to be the same as those made by other money market mutual funds for which Schwab Asset Management serves as investment adviser, including money market mutual funds with names, investment objectives and policies similar to the fund.
The SEC and other regulatory agencies continue to review the regulation of money market funds. As of the date of this prospectus, the SEC has proposed amendments to the rules that govern money market funds. These proposed amendments, if implemented, may affect the fund’s investment strategies, performance, yield, expenses, and operations.
Portfolio Holdings

A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s Statement of Additional Information (SAI). The fund posts on its website at www.schwabassetmanagement.com/schwabfunds_prospectus a list of the securities held by the fund as of the last business day of the most recent month. This list is updated within 5 business days after the end of each month and remains available online for at least six months after the initial posting. In addition, not later than 5 business days after the end of each calendar month, the fund files a schedule of information regarding its portfolio holdings and other information about the fund as of the last day of that month with the SEC on Form N-MFP. These filings are publicly available immediately upon filing on the SEC’s website at www.sec.gov. A link to the fund’s Form N-MFP filings on the SEC’s website is available at www.schwabassetmanagement.com/schwabfunds_prospectus.
4Schwab Government Money Fund | Fund Details

Financial Highlights

This section provides further details about the fund’s financial history for the past five years. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The information for fiscal years ended December 31, 2018 and December 31, 2019 has been audited by the fund’s prior independent registered public accounting firm. The information for the fiscal years ended December 31, 2020 through December 31, 2022 has been audited by Deloitte & Touche LLP (Deloitte). Deloitte’s full report is included in the fund’s annual report (see back cover).
Schwab Government Money Fund

Sweep Shares	1/1/22– 12/31/22	1/1/21– 12/31/21	1/1/20– 12/31/20	1/1/19– 12/31/19	1/1/18– 12/31/18
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)(1)	0.01	0.00(2)	0.00(2)	0.02	0.01
Net realized and unrealized gains (losses)	0.00(2)	0.00(2)	0.00(2)	—	0.00(2)
Total from investment operations	0.01	0.00(2)	0.00(2)	0.02	0.01
Less distributions:
Distributions from net investment income	(0.01)	(0.00)(2)(3)	(0.00)(2)	(0.02)	(0.01)
Distributions from net realized gains	(0.00)(2)	(0.00)(2)	(0.00)(2)	—	(0.00)(2)
Total distributions	(0.01)	(0.00)(2)	(0.00)(2)	(0.02)	(0.01)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.29%	0.02%(3)	0.23%	1.65%	1.23%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.35%(4)(5)	0.06%(5)	0.30%(5)(6)	0.59%	0.62%
Gross operating expenses	0.45%(4)	0.45%	0.52%	0.59%	0.62%
Net investment income (loss)	1.21%	0.02%	0.18%	1.64%	1.12%
Net assets, end of period (x 1,000,000)	$20,458	$24,159	$20,119	$12,450	$11,325
(1)
Calculated based on the average shares outstanding during the period.

(2)
Per-share amount was less than $0.005.

(3)
These amounts include a non-recurring special distribution. The effect on the distributions from net investment income was less than $0.005 and the effect on the total return was 0.01%.

?
(4)
Ratio includes less than 0.005% of non-routine proxy expenses.

(5)
Reflects the effect of a voluntary yield waiver in excess of the contractual expense limitation.

?
(6)
Effective September 24, 2020, the contractual expense limitation changed. The ratio presented for period ended December 31, 2020 is a blended ratio.

Schwab Government Money Fund | Financial Highlights5

Fund Management

The investment adviser for the fund is Charles Schwab Investment Management, Inc., dba Schwab Asset Management, 211 Main Street, San Francisco, CA 94105. The investment adviser was founded in 1989 and as of February 28, 2023, managed approximately $829.9 billion in assets.
The investment adviser oversees the asset management and administration of the fund. As compensation for these services, the investment adviser receives a management fee from the fund. For the 12 months ended December 31, 2022, this fee was 0.16% for the fund. This figure, which is expressed as a percentage of the fund’s average daily net assets, represents the actual amount paid, including the effects of reductions. Reductions include any contractual or voluntary waivers or reimbursements. The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the Sweep Shares to 0.44% for so long as the investment adviser serves as the adviser to the fund. In addition to any contractual expense limitation for the fund, the investment adviser and/or its affiliates also may voluntarily waive and/or reimburse expenses in excess of their current fee waiver and reimbursement commitment to the extent necessary to maintain a non-negative net yield for a share class.
A discussion regarding the basis for the Board of Trustees’ approval of the fund’s investment advisory agreement is available in the fund’s 2022 semiannual report, which covers the period from January 1, 2022 through June 30, 2022.
6Schwab Government Money Fund | Fund Management

Investing in the Fund

As a Schwab Funds investor, you have a number of ways to do business with us. On the following pages, you will find information on buying, selling and exchanging shares. These pages include helpful information on taxes as well.
The fund generally is not registered for sale in jurisdictions outside the United States and is intended for purchase by persons residing in the United States. A person is considered resident in the United States if at the time of the investment (i) the account has an address of record in the United States or a U.S. territory (including APO/FPO/DPO) and (ii) all account owners are resident in the United States or a U.S. territory and have a valid U.S. taxpayer identification number. If an existing account is updated to reflect a non-U.S. address, the account may be restricted from making additional investments.
Buying/Selling Shares
Sweep Shares of the fund are designed for use in conjunction with certain accounts held at Schwab and are subject to the eligibility terms and conditions of your Schwab account agreement, as amended from time to time.
When you designate the fund as the sweep fund on your Schwab account, your uninvested cash balances will be invested in the fund according to the terms and conditions of your account agreement. Similarly, when you use your account to purchase other investments or make payments, shares of your sweep fund will be sold to cover these transactions according to the terms and conditions of your account agreement. If you do not designate the fund as the sweep fund on your Schwab account, your uninvested cash balances may be automatically deposited in an interest bearing deposit account of Charles Schwab Bank (Bank Sweep Program). All accounts participating in the Bank Sweep Program may be subject to a maximum deposit amount limit, which will apply to the amount that can be swept into bank deposit accounts under the Bank Sweep Program. Available balances in excess of the maximum deposit amount limit will be automatically invested in a secondary sweep option, which may be the fund.
For more information on Schwab accounts, call 1-877-824-5615 or visit www.schwab.com.
Selling Shares
When selling shares, please be aware of the following policies:
•
For accounts held through a financial intermediary, the fund typically expects to pay sale proceeds to the financial intermediary for payment to redeeming shareholders within one business day following receipt of a shareholder redemption order; however, the fund may take up to seven days to pay sale proceeds.

•
The fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses and taxable gains in converting these securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.

You are automatically entitled to initiate transactions by telephone. The fund and Schwab employ procedures to confirm the authenticity of telephone instructions. If the fund and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following telephone instructions that they reasonably believe to be genuine.
Transaction Policies
The fund is open for business each day that the NYSE is open except when the following federal holidays are observed: Columbus Day and Veterans Day. The fund calculates its share price each business day, as of the close of the NYSE (generally 4:00 p.m. Eastern Time). If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
The fund’s share price is its net asset value (NAV) per share, which is the fund’s net assets divided by the number of its shares outstanding. The fund seeks to maintain a stable NAV per share of $1.00.
Orders that are received in good order are executed at the next NAV to be calculated. Orders to buy shares that are accepted no later than 10 a.m. Eastern Time generally receive that day’s dividend. Orders to buy that are accepted after 10 a.m. Eastern Time generally will receive the next business day’s dividend. Orders to sell or exchange shares that are accepted no later than 10 a.m. Eastern Time generally don’t receive that day’s dividend, but those accepted after 10 a.m. Eastern Time generally do.
The fund values its investment holdings on the basis of amortized cost (cost plus any discount, or minus any premium, accrued since purchase). Many money market funds use this method to calculate NAV.
Schwab Government Money Fund | Investing in the Fund7

Shareholder Servicing and Sweep Administration Plan
The Board has adopted a Shareholder Servicing and Sweep Administration Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by financial intermediaries, including Schwab (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. The Plan also enables the fund to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions, it provides to fund shareholders invested in the fund.
Pursuant to the Plan, the fund’s Sweep Shares are subject to an annual shareholder servicing fee of up to 0.15%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the fund (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the fund), and the fund will pay no more than 0.15% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Pursuant to the Plan, the fund’s Sweep Shares are subject to an annual sweep administration fee of up to 0.10%. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Policy Regarding Short-Term or Excessive Trading
The fund’s Board has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares. However, the fund is a money market fund and seeks to provide shareholders current income, liquidity and a stable net asset value of $1.00 per share. In addition, the fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the fund’s investments, and money market instruments in general, and the fund’s intended purpose to serve as a short-term investment vehicle for shareholders, the fund does not monitor or limit shareholder purchases and redemptions of fund shares. However, the fund’s policies and procedures do provide the fund with the right to reject any purchase or exchange orders by any investor for any reason, including orders which appear to be associated with market timing activities.
The Fund and Schwab Reserve Certain Rights, Including the Following:
•
To automatically redeem your shares if the account they are held in is closed for any reason.

•
To redeem your shares if your Schwab account is no longer eligible for the fund.

•
To temporarily reduce or suspend dividend payments in an effort to maintain a fund’s stable $1.00 share price.

•
To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.

•
To change or waive the fund’s investment minimums.

•
To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC, such as to facilitate an orderly liquidation of the fund.

•
To withdraw or suspend any part of the offering made by this prospectus.

Methods to Meet Redemptions
Under normal market conditions, the fund expects to meet redemption orders by using holdings of cash/cash equivalents or by the sale of portfolio investments. In unusual or stressed market conditions or as the investment adviser determines appropriate, the fund may borrow through the fund’s bank lines of credit or through the fund’s interfund lending facility to meet redemption requests. The fund may also utilize its custodian overdraft facility to meet redemptions, if necessary. The fund also reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may be subject to market risk and you may incur transaction expenses and taxable gains in converting the securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.
Large Shareholder Redemptions
Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of the fund’s shares. Redemptions by these shareholders of their holdings in the fund or large redemptions by several shareholders may impact the fund’s liquidity and NAV. These redemptions may also force the fund to sell securities, which may negatively impact the fund’s brokerage costs.
Customer Identification and Verification and Anti-Money Laundering Program
Customer identification and verification is part of the fund’s overall obligation to deter money laundering under federal law. The fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the fund from being used for money laundering or the financing of terrorist activities. In this regard, the fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze
8Schwab Government Money Fund | Investing in the Fund

any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the fund or in cases when the fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the fund is required to withhold such proceeds.
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.
Your financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial intermediary is required to collect documents that will be used solely to establish and verify your identity.
The fund reserves the right to close and/or liquidate your account at the then-current day’s price if the fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.
Distributions and Taxes

Any investment in the fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Please see the SAI for additional information. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service website at www.irs.gov.
As a shareholder, you are entitled to your share of the dividends the fund earns. The fund distributes to its shareholders substantially all of its net investment income. The fund declares a dividend every business day, based on its determination of its net investment income. The fund pays its dividends in cash or fund shares to its shareholders’ Schwab accounts on the 15th of each month (or next business day, if the 15th is not a business day), except that in December dividends are paid on the last business day of the month. If your daily dividend is less than $0.01, you may not receive a dividend payment. To receive a dividend distribution, you must be a registered shareholder on the date that dividends are declared. Dividend distributions are paid to shareholders on the payable date. Although the fund does not typically intend to distribute any capital gains, it cannot be guaranteed by the fund that it will not make any capital gains distributions for any given year.
Unless you are investing through an IRA, 401(k) or other tax-advantaged account, your fund dividends generally have tax consequences. The fund’s net investment income is distributed as dividends and is taxable as ordinary income. Income dividends generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash. The sale or exchange of your fund shares may have tax consequences to you if you do not hold your shares in a tax-advantaged account, but no capital gain or loss to a shareholder is anticipated because the fund seeks to maintain a stable $1.00 share price.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
The fund may be required to withhold U.S. federal income tax on all distributions payable to shareholders if they fail to provide the fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.
Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (unless a lower treaty rate applies) on amounts treated as ordinary dividends from the fund, as discussed in more detail in the SAI. Furthermore, the fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the fund to enable the fund to determine whether withholding is required.
A liquidity fee imposed by the fund will reduce the amount you will receive upon the redemption of your shares, and will decrease the amount of any capital gains or increase the amount of any capital loss you will recognize from such redemption. There is some degree of
Schwab Government Money Fund | Investing in the Fund9

uncertainty with respect to the tax treatment of liquidity fees received by money market funds, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service. If the fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time.
At the beginning of every year, the fund provides shareholders with information detailing the tax status of any dividend the fund declared during the previous calendar year. Schwab customers also receive information on dividends and transactions in their monthly account statements.
10Schwab Government Money Fund | Investing in the Fund

Prospectus | April 28, 2023
Schwab Government Money Fund
Sweep Investments

To Learn More
This prospectus contains important information on the fund and should be read and kept for reference. You also can obtain more information from the following sources:
Annual and semiannual reports, which are sent to current fund investors, contain more information about the fund’s holdings and detailed financial information about the fund. Annual reports also contain information from the fund’s manager(s) about strategies, recent market conditions and trends and their impact on fund performance during the fund’s last fiscal period.
The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Schwab Funds at 1-877-824-5615. In addition, you may visit the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus for a free copy of a prospectus, SAI or an annual or semiannual report.
The SAI, the fund’s annual and semiannual reports and other related materials are available from the EDGAR Database on the SEC’s website (www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov.
SEC File Number
The Charles Schwab Family of Funds 811‑05954	REG13850-28

Prospectus | April 28, 2023
Schwab Funds®

Schwab® Money Funds
Schwab Value Advantage Money Fund®
Investor Shares	SWVXX
Ultra Shares	SNAXX
Schwab® Government Money Fund
Investor Shares	SNVXX
Ultra Shares	SGUXX
Schwab® Treasury Obligations Money Fund
Investor Shares	SNOXX
Ultra Shares	SCOXX
Schwab® Retirement Government Money Fund	SNRXX
Schwab® U.S. Treasury Money Fund
Investor Shares	SNSXX
Ultra Shares	SUTXX
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Schwab Money Funds

Schwab Value Advantage Money Fund®
Ticker Symbols:	Investor Shares: SWVXX	Ultra Shares: SNAXX

Investment Objective

The fund’s goal is to seek the highest current income consistent with stability of capital and liquidity.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
Investor Shares	Ultra Shares
None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.19	0.19
Distribution (12b-1) fees	None	None
Other expenses	0.16	0.01
Total annual fund operating expenses	0.35	0.20
Less expense reduction	(0.01)	(0.01)
Total annual fund operating expenses after expense reduction(1)	0.34	0.19

(1)
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of each share class to 0.34% for Investor Shares and 0.19% for Ultra Shares for so long as the investment adviser serves as the adviser to the fund (contractual expense limitation agreement). This contractual expense limitation agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
	1 Year	3 Years	5 Years	10 Years
Investor Shares	$35	$109	$191	$431
Ultra Shares	$19	$61	$107	$243
Principal Investment Strategies

To pursue its goal, the fund invests in high-quality short-term money market investments issued by U.S. and foreign issuers, such as:
•
commercial paper, including asset-backed commercial paper

•
promissory notes

•
certificates of deposit and time deposits

•
variable- and floating-rate debt securities

•
bank notes and bankers’ acceptances

•
repurchase agreements

•
obligations that are issued by the U.S. government, its agencies or instrumentalities, including obligations that are not guaranteed by the U.S. Treasury, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) (U.S. government securities)

All of these investments will be denominated in U.S. dollars, including those that are issued by foreign issuers. Obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities are considered U.S. government securities under the rules that govern money market funds. Certain of the fund’s securities are subject to credit or liquidity enhancements, which are designed to provide incremental levels of creditworthiness or liquidity.
The fund may engage in repurchase agreement transactions that are collateralized by cash or U.S. government securities. In addition, the fund may engage in repurchase agreement transactions that are collateralized by money market instruments, debt securities, loan participations or other securities, including equity securities and securities that are rated below investment grade or their unrated equivalents as determined by the investment adviser.
In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s investment objective and credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money market funds.
The investment adviser’s credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund’s holdings or its average maturity based on actual or anticipated changes in credit quality or market dynamics, such as interest rates. To preserve its investors’ capital, the fund seeks to maintain a stable $1.00 share price by operating as a “retail money market fund,” as such term is defined or interpreted under the rules governing money market funds.
For temporary defensive purposes during unusual market conditions, the fund may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments.

Schwab Value Advantage Money Fund | Fund Summary1

Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Risk. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Retail Money Market Fund Risk. The fund is a “retail money market fund,” as such term is defined or interpreted under the rules governing money market funds. A “retail money market fund” is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. The fund may involuntarily redeem any investor who is not a natural person. The fund will provide advance notice of its intent to make any such involuntary redemption. Neither the fund nor the investment adviser will be responsible for any loss or tax liability in an investor’s account resulting from such involuntary redemption. As a “retail money market fund,” the fund is permitted to value its securities using the amortized cost method to seek to maintain a stable $1.00 share price. However, the fund may be subject to liquidity fees and/or redemption gates on fund redemptions if the fund’s liquidity falls below required minimums because of market conditions or other factors.
Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also could be low or even negative. In addition, the fund may be unable to pay expenses out of fund assets or maintain a stable $1.00 share price. Also, a change in a central bank’s monetary policy or economic conditions may result in a change in interest rates, which could have sudden and unpredictable effects on the markets. A sudden or unpredictable rise or decline in interest rates may cause volatility. Volatility in the market may decrease liquidity in the money market securities markets, making it more difficult for the fund to sell its money market investments at a time when the investment adviser might wish to sell such investments. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings.
Stable Net Asset Value Risk. If the fund or another money market fund fails to maintain a stable net asset value (or such perception exists in the market place), the fund could experience increased redemptions, which may adversely impact the fund’s share price. The fund is permitted, among other things, to reduce or withhold any income and/or gains generated from its portfolio to maintain a stable $1.00 share price.
Repurchase Agreements Risk. When the fund enters into a repurchase agreement, the fund is exposed to the risk that the other party (i.e., the counterparty) will not fulfill its contractual obligation. In a repurchase agreement, there exists the risk that, when the fund buys a security from a counterparty that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counterparty will not repurchase the security. These risks are magnified to the extent that a repurchase agreement is secured by collateral other than cash and government securities, such as debt securities, equity securities and high-yield securities that are rated below investment grade (also referred to as junk bonds) (Alternative Collateral). High-yield securities that are used as Alternative Collateral are subject to greater levels of credit and liquidity risk, and are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Alternative Collateral may be subject to greater price volatility and may be more volatile or less liquid than other types of collateral, increasing the risk that the fund will be unable to recover fully in the event of a counterparty’s default.
Credit Risk. A decline in the credit quality of an issuer, guarantor or liquidity provider of a portfolio investment or a counterparty could cause the fund to lose money or underperform. The fund could lose money if, due to a decline in credit quality, the issuer, guarantor or liquidity provider of a portfolio investment or a counterparty fails to make, or is perceived as being unable or unwilling to make, timely principal or interest payments or otherwise honor its obligations. Even though the fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the fund if the other party should default on its obligations and the fund is delayed or prevented from recovering or disposing of the collateral. The credit quality of the fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.
Certain U.S. government securities that the fund invests in are not backed by the full faith and credit of the U.S. government, which

2Schwab Value Advantage Money Fund | Fund Summary

means they are neither issued nor guaranteed by the U.S. Treasury. Although maintained in conservatorship by the Federal Housing Finance Agency (FHFA) since September 2008, Fannie Mae and Freddie Mac maintain only lines of credit with the U.S. Treasury. The Federal Home Loan Banks maintain limited access to credit lines from the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the fund owns do not extend to the shares of the fund itself.
Credit and Liquidity Enhancements Risk. The fund may invest in securities with credit or liquidity enhancements provided by a bank or other financial institution, and the existence and nature of such enhancements may be a significant factor in the investment adviser’s decision-making process. Generally, these enhancements are employed by the issuers of the securities to reduce credit risk and provide enhanced or back-up liquidity for the purchaser, such as the fund. Adverse developments affecting these banks and financial institutions could therefore have a negative effect on the value of the fund’s holdings. For example, a rating agency downgrade of a credit or liquidity enhancement provider may adversely affect the value of securities held by the fund. Any decline in the value of the securities held by the fund could cause the fund’s share price or yield to fall. To the extent that a portion of the fund’s underlying investments are enhanced by the same bank or financial institution, these risks may be increased.
Foreign Investment Risk. Although the fund may invest only in U.S. dollar-denominated securities, the fund’s investments in securities of foreign issuers or securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities of U.S. issuers or securities with credit or liquidity enhancements provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.
Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its investment objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag the yields of other money market funds.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In addition, limited dealer inventories of certain securities could potentially lead to decreased liquidity. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Redemption Risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.
Money Market Fund Regulation Risk. The SEC and other regulatory agencies continue to review the regulation of money market funds. As of the date of this prospectus, the SEC has proposed amendments to the rules that govern money market funds. These proposed amendments, if implemented, may affect the fund’s investment strategies, performance, yield, expenses, operations and continued viability.
Money Market Fund Risk. The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.
Performance

The bar chart below shows how the fund’s Investor Shares investment results have varied from year to year, and the following table shows the fund’s Investor Shares and Ultra Shares (effective November 17, 2017, Select Shares and Premier Shares were consolidated into Ultra Shares) average annual total returns for various periods. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/schwabfunds_prospectus or call toll-free 1-877-824-5615 for the fund’s current seven-day yield.

Schwab Value Advantage Money Fund | Fund Summary3

Annual Total Returns (%) as of 12/31

Best Quarter: 0.90% Q4 2022
Worst Quarter: 0.00% Q3 2015
Average Annual Total Returns as of 12/31/22
	1 Year	5 Years	10 Years
Investor Shares	1.54%	1.17%	0.69%
Ultra Shares	1.66%	1.28%	0.80%
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management™
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open except when the following federal holidays are observed: Columbus Day and Veterans Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investments in the fund are intended to be limited to accounts beneficially owned by natural persons. The fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. The fund reserves the right to involuntarily redeem shares in any account that are not beneficially owned by natural persons, after providing notice.
Eligible Investors (as determined by the fund and which are limited to natural persons) may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Set forth below are the investment minimums for the fund’s share classes. The minimums may be waived for certain investors or in the fund’s sole discretion.
	Minimum Initial Investment	Minimum Additional Investment
Investor Shares	None	None
Ultra Shares	$1,000,000	$1
Tax Information

Distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4Schwab Value Advantage Money Fund | Fund Summary

Schwab® Government Money Fund
Ticker Symbols:	Investor Shares: SNVXX	Ultra Shares: SGUXX

Investment Objective

The fund’s goal is to seek the highest current income consistent with stability of capital and liquidity.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
Investor Shares	Ultra Shares
None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.19	0.19
Distribution (12b-1) fees	None	None
Other expenses	0.16	0.01
Total annual fund operating expenses	0.35	0.20
Less expense reduction	(0.01)	(0.01)
Total annual fund operating expenses after expense reduction(1)	0.34	0.19

(1)
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of each share class to 0.34% for Investor Shares and 0.19% for Ultra Shares for so long as the investment adviser serves as the adviser to the fund (contractual expense limitation agreement). This contractual expense limitation agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
	1 Year	3 Years	5 Years	10 Years
Investor Shares	$35	$109	$191	$431
Ultra Shares	$19	$61	$107	$243
Principal Investment Strategies

To pursue its goal, the fund invests in U.S. government securities, such as:
•
U.S. Treasury bills and notes

•
other obligations that are issued by the U.S. government, its agencies or instrumentalities, including obligations that are not fully guaranteed by the U.S. Treasury, such as those issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks

•
repurchase agreements that are collateralized fully by cash and/ or U.S. government securities

•
obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities

The fund intends to operate as a government money market fund under the regulations governing money market funds. The fund will invest at least 99.5% of its total assets in cash, U.S. government securities and/or repurchase agreements that are collateralized fully by cash and/or U.S. government securities; under normal circumstances, at least 80% of the fund’s net assets (including, for this purpose, any borrowings for investment purposes) will be invested solely in U.S. government securities including repurchase agreements that are collateralized fully by U.S. government securities (excluding cash). With respect to the 80% policy, the fund will notify its shareholders at least 60 days before changing the policy.
In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s investment objective and credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money market funds.
The investment adviser’s credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund’s holdings or its average maturity based on actual or anticipated changes in credit quality or market dynamics, such as interest rates. To preserve its investors’ capital, the fund seeks to maintain a stable $1.00 share price.
For temporary defensive purposes during unusual market conditions, the fund may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments.
As a government money market fund, the fund’s Board of Trustees (the Board) has determined not to subject the fund to a liquidity fee and/or a redemption gate on fund redemptions. Please note that the Board has reserved its ability to change this determination with respect to liquidity fees and/or redemption gates, but only after providing appropriate prior notice to shareholders.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Schwab Government Money Fund | Fund Summary5

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Risk. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also could be low or even negative. In addition, the fund may be unable to pay expenses out of fund assets or maintain a stable $1.00 share price. Also, a change in a central bank’s monetary policy or economic conditions may result in a change in interest rates, which could have sudden and unpredictable effects on the markets. A sudden or unpredictable rise or decline in interest rates may cause volatility. Volatility in the market may decrease liquidity in the money market securities markets, making it more difficult for the fund to sell its money market investments at a time when the investment adviser might wish to sell such investments. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings.
Stable Net Asset Value Risk. If the fund or another money market fund fails to maintain a stable net asset value (or such perception exists in the market place), the fund could experience increased redemptions, which may adversely impact the fund’s share price. The fund is permitted, among other things, to reduce or withhold any income and/or gains generated from its portfolio to maintain a stable $1.00 share price.
Repurchase Agreements Risk. When the fund enters into a repurchase agreement, the fund is exposed to the risk that the other party (i.e., the counterparty) will not fulfill its contractual obligation. In a repurchase agreement, there exists the risk that, when the fund buys a security from a counterparty that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counterparty will not repurchase the security.
Credit Risk. A decline in the credit quality of an issuer, guarantor or liquidity provider of a portfolio investment or a counterparty could cause the fund to lose money or underperform. The fund could lose money if, due to a decline in credit quality, the issuer, guarantor or liquidity provider of a portfolio investment or a counterparty fails to make, or is perceived as being unable or unwilling to make, timely principal or interest payments or otherwise honor its obligations. Even though the fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the fund if the other party should default on its obligations and the fund is delayed or prevented from recovering or disposing of the collateral. The credit quality of the fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.
Certain U.S. government securities that the fund invests in are not backed by the full faith and credit of the U.S. government, which means they are neither issued nor guaranteed by the U.S. Treasury. Although maintained in conservatorship by the Federal Housing Finance Agency (FHFA) since September 2008, Fannie Mae and Freddie Mac maintain only lines of credit with the U.S. Treasury. The Federal Home Loan Banks maintain limited access to credit lines from the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the fund owns do not extend to the shares of the fund itself.
Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its investment objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag the yields of other money market funds.
Redemption Risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

6Schwab Government Money Fund | Fund Summary

Money Market Fund Regulation Risk. The SEC and other regulatory agencies continue to review the regulation of money market funds. As of the date of this prospectus, the SEC has proposed amendments to the rules that govern money market funds. These proposed amendments, if implemented, may affect the fund’s investment strategies, performance, yield, expenses, operations and continued viability.
Money Market Fund Risk. The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.
Performance

The bar chart below shows how the fund’s Investor Shares investment results have varied from year to year, and the following table shows the fund’s Investor Shares and Ultra Shares average annual total returns for various periods. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/schwabfunds_prospectus or call toll-free 1-877-824-5615 for the fund’s current seven-day yield.
Annual Total Returns (%) as of 12/31

Best Quarter: 0.82% Q4 2022
Worst Quarter: 0.00% Q1 2016
Average Annual Total Returns as of 12/31/22
	1 Year	5 Years	Since Inception 1/21/15)
Investor Shares	1.36%	1.02%	0.71%
Average Annual Total Returns as of 12/31/22
	1 Year	Since Inception (9/24/20)
Ultra Shares	1.48%	0.66%
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management™
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open except when the following federal holidays are observed: Columbus Day and Veterans Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Eligible Investors (as determined by the fund) may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Set forth below are the investment minimums for the fund’s share classes. The minimums may be waived for certain investors or in the fund’s sole discretion.
	Minimum Initial Investment	Minimum Additional Investment
Investor Shares	None	None
Ultra Shares	$1,000,000	$1
Tax Information

Distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Schwab Government Money Fund | Fund Summary7

Schwab® Treasury Obligations Money Fund
Ticker Symbols:	Investor Shares: SNOXX	Ultra Shares: SCOXX

Investment Objective

The fund’s goal is to seek current income consistent with stability of capital and liquidity. The fund’s investment objective is not fundamental and therefore may be changed by the fund’s Board of Trustees without shareholder approval.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
Investor Shares	Ultra Shares
None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.19	0.19
Distribution (12b-1) fees	None	None
Other expenses	0.16	0.01
Total annual fund operating expenses	0.35	0.20
Less expense reduction	(0.01)	(0.01)
Total annual fund operating expenses after expense reduction(1)	0.34	0.19

(1)
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of each share class to 0.34% for Investor Shares and 0.19% for Ultra Shares for so long as the investment adviser serves as the adviser to the fund (contractual expense limitation agreement). This contractual expense limitation agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
	1 Year	3 Years	5 Years	10 Years
Investor Shares	$35	$109	$191	$431
Ultra Shares	$19	$61	$107	$243
Principal Investment Strategies

To pursue its goal, the fund typically invests in securities backed by the full faith and credit of the U.S. government and repurchase agreements backed by such investments. The fund intends to operate as a government money market fund under the regulations governing money market funds. The fund will invest at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are collateralized fully by cash and/or government securities; under normal circumstances, at least 80% of the fund’s net assets (including, for this purpose, any borrowings for investment purposes) will be invested solely in U.S. Treasury obligations or repurchase agreements backed by such obligations (excluding cash). With respect to the 80% policy, the fund will notify its shareholders at least 60 days before changing the policy. The full faith and credit backing is the strongest backing offered by the U.S. government, and traditionally is considered by investors to be the highest degree of safety as far as the payment of principal and interest.
Based on the fund manager’s view of market conditions for U.S. Treasury securities, the fund may invest up to 20% of its net assets in: (i) obligations that are issued by the U.S. government, its agencies or instrumentalities, including obligations that are not fully guaranteed by the U.S. Treasury, such as those issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, and repurchase agreements backed by such obligations; and (ii) obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities. Obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities are considered U.S. government securities under the rules that govern money market funds.
In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s investment objective and credit, maturity and diversification policies. By investing primarily in full faith and credit U.S. government investments and repurchase agreements backed by such investments, the fund seeks to provide safety as to its assets. The portfolio manager may adjust the fund’s holdings or its average maturity based on actual or anticipated changes in credit quality or market dynamics, such as interest rates. To preserve its investors’ capital, the fund seeks to maintain a stable $1.00 share price.
For temporary defensive purposes during unusual market conditions, the fund may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments.
As a government money market fund, the fund’s Board of Trustees (the Board) has determined not to subject the fund to a liquidity fee and/or a redemption gate on fund redemptions. Please note that the Board has reserved its ability to change this determination with respect to liquidity fees and/or redemption gates, but only after providing appropriate prior notice to shareholders.

8Schwab Treasury Obligations Money Fund | Fund Summary

Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Risk. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also could be low or even negative. In addition, the fund may be unable to pay expenses out of fund assets or maintain a stable $1.00 share price. Also, a change in a central bank’s monetary policy or economic conditions may result in a change in interest rates, which could have sudden and unpredictable effects on the markets. A sudden or unpredictable rise or decline in interest rates may cause volatility. Volatility in the market may decrease liquidity in the money market securities markets, making it more difficult for the fund to sell its money market investments at a time when the investment adviser might wish to sell such investments. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings.
Stable Net Asset Value Risk. If the fund or another money market fund fails to maintain a stable net asset value (or such perception exists in the market place), the fund could experience increased redemptions, which may adversely impact the fund’s share price. The fund is permitted, among other things, to reduce or withhold any income and/or gains generated from its portfolio to maintain a stable $1.00 share price.
Repurchase Agreements Risk. When the fund enters into a repurchase agreement, the fund is exposed to the risk that the other party (i.e., the counterparty) will not fulfill its contractual obligation. In a repurchase agreement, there exists the risk that, when the fund buys a security from a counterparty that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counterparty will not repurchase the security.
Credit Risk. A decline in the credit quality of an issuer, guarantor or liquidity provider of a portfolio investment or a counterparty could cause the fund to lose money or underperform. The fund could lose money if, due to a decline in credit quality, the issuer, guarantor or liquidity provider of a portfolio investment or a counterparty fails to make, or is perceived as being unable or unwilling to make, timely principal or interest payments or otherwise honor its obligations. Even though the fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the fund if the other party should default on its obligations and the fund is delayed or prevented from recovering or disposing of the collateral. The credit quality of the fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.
Certain U.S. government securities that the fund invests in are not backed by the full faith and credit of the U.S. government, which means they are neither issued nor guaranteed by the U.S. Treasury. Although maintained in conservatorship by the Federal Housing Finance Agency (FHFA) since September 2008, Fannie Mae and Freddie Mac maintain only lines of credit with the U.S. Treasury. The Federal Home Loan Banks maintain limited access to credit lines from the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the fund owns do not extend to the shares of the fund itself.
Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its investment objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag the yields of other money market funds.
Redemption Risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event

Schwab Treasury Obligations Money Fund | Fund Summary9

any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.
Money Market Fund Regulation Risk. The SEC and other regulatory agencies continue to review the regulation of money market funds. As of the date of this prospectus, the SEC has proposed amendments to the rules that govern money market funds. These proposed amendments, if implemented, may affect the fund’s investment strategies, performance, yield, expenses, operations and continued viability.
Money Market Fund Risk. The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.
Performance

The bar chart below shows how the fund’s Investor Shares investment results have varied from year to year, and the following table shows the fund’s Investor Shares and Ultra Shares average annual total returns for various periods. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/schwabfunds_prospectus or call toll-free 1-877-824-5615 for the fund’s current seven-day yield.
Annual Total Returns (%) as of 12/31

Best Quarter: 0.84% Q4 2022
Worst Quarter: 0.00% Q1 2016
Average Annual Total Returns as of 12/31/22
	1 Year	5 Years	10 Years
Investor Shares	1.40%	1.01%	0.57%
Average Annual Total Returns as of 12/31/22
	1 Year	Since Inception (9/24/20)
Ultra Shares	1.52%	0.67%
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management™
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open except when the following federal holidays are observed: Columbus Day and Veterans Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Eligible Investors (as determined by the fund) may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Set forth below are the investment minimums for the fund’s share classes. The minimums may be waived for certain investors or in the fund’s sole discretion.
	Minimum Initial Investment	Minimum Additional Investment
Investor Shares	None	None
Ultra Shares	$1,000,000	$1
Tax Information

Distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10Schwab Treasury Obligations Money Fund | Fund Summary

Schwab® Retirement Government Money Fund
Ticker Symbol:	SNRXX

Investment Objective

The fund’s goal is to seek current income consistent with stability of capital and liquidity. The fund’s investment objective is not fundamental and therefore may be changed by the fund’s Board of Trustees without shareholder approval.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.19
Distribution (12b-1) fees	None
Other expenses	0.02
Total annual fund operating expenses	0.21
Less expense reduction	(0.02)
Total annual fund operating expenses after expense reduction(1)	0.19

(1)
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.19% for so long as the investment adviser serves as the adviser to the fund (contractual expense limitation agreement). This contractual expense limitation agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$19	$61	$107	$243
Principal Investment Strategies

To pursue its goal, the fund invests in U.S. government securities, such as:
•
U.S. Treasury bills and notes

•
other obligations that are issued by the U.S. government, its agencies or instrumentalities, including obligations that are not fully guaranteed by the U.S. Treasury, such as those issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks

•
repurchase agreements that are collateralized fully by cash and/ or U.S. government securities

•
obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities

The fund intends to operate as a government money market fund under the regulations governing money market funds. The fund will invest at least 99.5% of its total assets in cash, U.S. government securities and/or repurchase agreements that are collateralized fully by cash and/or U.S. government securities; under normal circumstances, at least 80% of the fund’s net assets (including, for this purpose, any borrowings for investment purposes) will be invested solely in U.S. government securities including repurchase agreements that are collateralized fully by U.S. government securities (excluding cash). With respect to the 80% policy, the fund will notify its shareholders at least 60 days before changing the policy.
In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s investment objective and credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money market funds.
The investment adviser’s credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund’s holdings or its average maturity based on actual or anticipated changes in credit quality or market dynamics, such as interest rates. To preserve its investors’ capital, the fund seeks to maintain a stable $1.00 share price.
For temporary defensive purposes during unusual market conditions, the fund may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments.
As a government money market fund, the fund’s Board of Trustees (the Board) has determined not to subject the fund to a liquidity fee and/or a redemption gate on fund redemptions. Please note that the Board has reserved its ability to change this determination with respect to liquidity fees and/or redemption gates, but only after providing appropriate prior notice to shareholders.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Schwab Retirement Government Money Fund | Fund Summary11

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Risk. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also could be low or even negative. In addition, the fund may be unable to pay expenses out of fund assets or maintain a stable $1.00 share price. Also, a change in a central bank’s monetary policy or economic conditions may result in a change in interest rates, which could have sudden and unpredictable effects on the markets. A sudden or unpredictable rise or decline in interest rates may cause volatility. Volatility in the market may decrease liquidity in the money market securities markets, making it more difficult for the fund to sell its money market investments at a time when the investment adviser might wish to sell such investments. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings.
Stable Net Asset Value Risk. If the fund or another money market fund fails to maintain a stable net asset value (or such perception exists in the market place), the fund could experience increased redemptions, which may adversely impact the fund’s share price. The fund is permitted, among other things, to reduce or withhold any income and/or gains generated from its portfolio to maintain a stable $1.00 share price.
Repurchase Agreements Risk. When the fund enters into a repurchase agreement, the fund is exposed to the risk that the other party (i.e., the counterparty) will not fulfill its contractual obligation. In a repurchase agreement, there exists the risk that, when the fund buys a security from a counterparty that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counterparty will not repurchase the security.
Credit Risk. A decline in the credit quality of an issuer, guarantor or liquidity provider of a portfolio investment or a counterparty could cause the fund to lose money or underperform. The fund could lose money if, due to a decline in credit quality, the issuer, guarantor or liquidity provider of a portfolio investment or a counterparty fails to make, or is perceived as being unable or unwilling to make, timely principal or interest payments or otherwise honor its obligations. Even though the fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the fund if the other party should default on its obligations and the fund is delayed or prevented from recovering or disposing of the collateral. The credit quality of the fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.
Certain U.S. government securities that the fund invests in are not backed by the full faith and credit of the U.S. government, which means they are neither issued nor guaranteed by the U.S. Treasury. Although maintained in conservatorship by the Federal Housing Finance Agency (FHFA) since September 2008, Fannie Mae and Freddie Mac maintain only lines of credit with the U.S. Treasury. The Federal Home Loan Banks maintain limited access to credit lines from the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the fund owns do not extend to the shares of the fund itself.
Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its investment objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag the yields of other money market funds.
Redemption Risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

12Schwab Retirement Government Money Fund | Fund Summary

Money Market Fund Regulation Risk. The SEC and other regulatory agencies continue to review the regulation of money market funds. As of the date of this prospectus, the SEC has proposed amendments to the rules that govern money market funds. These proposed amendments, if implemented, may affect the fund’s investment strategies, performance, yield, expenses, operations and continued viability.
Money Market Fund Risk. The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows the fund’s average annual total returns for various periods. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance may differ from past performance.
For current performance information, please see
www.schwabassetmanagement.com/schwabfunds_prospectus or call toll-free 1-877-824-5615 for the fund’s current seven-day yield.
Annual Total Returns (%) as of 12/31

Best Quarter: 0.86% Q4 2022
Worst Quarter: 0.00% Q1 2021
Average Annual Total Returns as of 12/31/22
	1 Year	5 Years	Since Inception (5/17/16)
Schwab Retirement Government Money Fund	1.47%	1.13%	0.97%
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management™
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open except when the following federal holidays are observed: Columbus Day and Veterans Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
The fund is generally available only to employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans), defined benefit plans and non-qualified employer sponsored retirement plans. The fund is generally not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) accounts that are not part of an employer’s 403(b) plan, or qualified tuition programs.
Set forth below are the investment minimums for the fund. The minimums may be waived for certain investors or in the fund’s sole discretion.
	Minimum Initial Investment	Minimum Additional Investment
Schwab Retirement Government Money Fund	$1,000,000	$1
Tax Information

Distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Schwab Retirement Government Money Fund | Fund Summary13

Schwab® U.S. Treasury Money Fund
Ticker Symbols:	Investor Shares: SNSXX	Ultra Shares: SUTXX

Investment Objective

The fund’s goal is to seek the highest current income that is consistent with stability of capital and liquidity.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
Investor Shares	Ultra Shares
None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.19	0.19
Distribution (12b-1) fees	None	None
Other expenses	0.16	0.01
Total annual fund operating expenses	0.35	0.20
Less expense reduction	(0.01)	(0.01)
Total annual fund operating expenses after expense reduction(1)	0.34	0.19

(1)
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of each share class to 0.34% for Investor Shares and 0.19% for Ultra Shares for so long as the investment adviser serves as the adviser to the fund (contractual expense limitation agreement). This contractual expense limitation agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
	1 Year	3 Years	5 Years	10 Years
Investor Shares	$35	$109	$191	$431
Ultra Shares	$19	$61	$107	$243
Principal Investment Strategies

To pursue its goal, the fund typically invests in securities backed by the full faith and credit of the U.S. government. The fund intends to operate as a government money market fund under the regulations governing money market funds. The fund will invest at least 99.5% of its total assets in cash and/or government securities (including bills and notes); under normal circumstances, at least 80% of the fund’s net assets (including, for this purpose, any borrowings for investment purposes) will be invested solely in U.S. Treasury securities (excluding cash). With respect to the 80% policy, the fund will notify its shareholders at least 60 days before changing the policy. The full faith and credit backing is the strongest backing offered by the U.S. government, and traditionally is considered by investors to be the highest degree of safety as far as the payment of principal and interest.
Based on the fund manager’s view of market conditions for U.S. Treasury securities, the fund may invest up to 20% of its net assets in: (i) obligations that are issued by the U.S. government, its agencies or instrumentalities, including obligations that are not fully guaranteed by the U.S. Treasury, such as those issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks; and (ii) obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities. Obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities are considered U.S. government securities under the rules that govern money market funds.
In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s investment objective and credit, maturity and diversification policies. By investing primarily in full faith and credit U.S. government investments, the fund seeks to provide maximum safety as to its assets. The fund is distinct from certain other types of government money market funds in that it does not invest in repurchase agreements. The portfolio manager may adjust the fund’s holdings or its average maturity based on actual or anticipated changes in credit quality or market dynamics, such as interest rates. To preserve its investors’ capital, the fund seeks to maintain a stable $1.00 share price.
Because the income from U.S. Treasury securities is exempt from state and local income taxes, the fund generally expects that the majority of the dividends it pays will be exempt from those taxes as well. (Dividends still will be subject to federal income tax.) However, the fund may invest up to 20% of its net assets in non-U.S. Treasury investments that are not exempt from state and local income taxes. Further, during unusual market conditions, the fund may invest a greater portion of its assets in investments that are not exempt from state and local income taxes as a temporary defensive measure. When the fund engages in such activities, it may not achieve its investment goal.
For temporary defensive purposes during unusual market conditions, the fund may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments.

14Schwab U.S. Treasury Money Fund | Fund Summary

As a government money market fund, the fund’s Board of Trustees (the Board) has determined not to subject the fund to a liquidity fee and/or a redemption gate on fund redemptions. Please note that the Board has reserved its ability to change this determination with respect to liquidity fees and/or redemption gates, but only after providing appropriate prior notice to shareholders.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Risk. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also could be low or even negative. In addition, the fund may be unable to pay expenses out of fund assets or maintain a stable $1.00 share price. Also, a change in a central bank’s monetary policy or economic conditions may result in a change in interest rates, which could have sudden and unpredictable effects on the markets. A sudden or unpredictable rise or decline in interest rates may cause volatility. Volatility in the market may decrease liquidity in the money market securities markets, making it more difficult for the fund to sell its money market investments at a time when the investment adviser might wish to sell such investments. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings.
Stable Net Asset Value Risk. If the fund or another money market fund fails to maintain a stable net asset value (or such perception exists in the market place), the fund could experience increased redemptions, which may adversely impact the fund’s share price. The fund is permitted, among other things, to reduce or withhold any income and/or gains generated from its portfolio to maintain a stable $1.00 share price.
Credit Risk. A decline in the credit quality of an issuer, guarantor or liquidity provider of a portfolio investment or a counterparty could cause the fund to lose money or underperform. The fund could lose money if, due to a decline in credit quality, the issuer, guarantor or liquidity provider of a portfolio investment or a counterparty fails to make, or is perceived as being unable or unwilling to make, timely principal or interest payments or otherwise honor its obligations. The credit quality of the fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.
Certain U.S. government securities that the fund invests in are not backed by the full faith and credit of the U.S. government, which means they are neither issued nor guaranteed by the U.S. Treasury. Although maintained in conservatorship by the Federal Housing Finance Agency (FHFA) since September 2008, Fannie Mae and Freddie Mac maintain only lines of credit with the U.S. Treasury. The Federal Home Loan Banks maintain limited access to credit lines from the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the fund owns do not extend to the shares of the fund itself.
Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its investment objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag the yields of other money market funds.
Redemption Risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

Schwab U.S. Treasury Money Fund | Fund Summary15

Money Market Fund Regulation Risk. The SEC and other regulatory agencies continue to review the regulation of money market funds. As of the date of this prospectus, the SEC has proposed amendments to the rules that govern money market funds. These proposed amendments, if implemented, may affect the fund’s investment strategies, performance, yield, expenses, operations and continued viability.
Money Market Fund Risk. The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.
Performance

The bar chart below shows how the fund’s Investor Shares investment results have varied from year to year, and the following table shows the fund’s Investor Shares and Ultra Shares average annual total returns for various periods. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/schwabfunds_prospectus or call toll-free 1-877-824-5615 for the fund’s current seven-day yield.
Annual Total Returns (%) as of 12/31

Best Quarter: 0.79% Q4 2022
Worst Quarter: 0.00% Q1 2021
Average Annual Total Returns as of 12/31/22
	1 Year	Since Inception (1/17/18)
Investor Shares	1.26%	0.97%
Average Annual Total Returns as of 12/31/22
	1 Year	Since Inception (9/24/20)
Ultra Shares	1.38%	0.61%
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management™
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open except when the following federal holidays are observed: Columbus Day and Veterans Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Eligible Investors (as determined by the fund) may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Set forth below are the investment minimums for the fund’s share classes. The minimums may be waived for certain investors or in the fund’s sole discretion.
	Minimum Initial Investment	Minimum Additional Investment
Investor Shares	None	None
Ultra Shares	$1,000,000	$1
Tax Information

Distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account, although dividends paid by the fund from income earned on U.S. Treasury securities are exempt from state and local taxes in most states.
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16Schwab U.S. Treasury Money Fund | Fund Summary

Fund Details

The funds invest exclusively in money market instruments. There can be no assurance that the funds will achieve their investment objectives. Except as explicitly described otherwise, the strategies and policies of the funds may be changed without shareholder approval. In addition, the investment objectives of the Schwab Treasury Obligations Money Fund and the Schwab Retirement Government Money Fund may be changed without shareholder approval.
Money Fund Regulations

Money market funds in the United States are subject to rules governing their operation:
•
Credit quality: money market funds must invest exclusively in high-quality securities.

•
Diversification: requirements for diversification limit a fund’s exposure to any given issuer, guarantor or liquidity provider.

•
Maturity: money market funds must maintain a dollar-weighted average portfolio maturity of no more than 60 days and a dollar-weighted average life to maturity of no more than 120 days. In addition, money market funds cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

•
Liquidity: taxable money market funds are subject to a minimum liquidity requirement that prohibits a fund from acquiring certain types of securities, if immediately after the acquisition, the fund’s investments in daily or weekly liquid assets would be below 10% or 30%, respectively, of the fund’s total assets.

The Schwab Value Advantage Money Fund is a “retail money market fund,” as such term is defined in or interpreted under Rule 2a-7 of the Investment Company Act of 1940, as amended (1940 Act). A “retail money market fund” is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. As a “retail money market fund,” the Schwab Value Advantage Money Fund is permitted to value its securities using the amortized cost method to seek to maintain a stable $1.00 share price. However, the Schwab Value Advantage Money Fund has the ability to impose a liquidity fee and/or redemption gate during times of extraordinary market stress. Please see the section entitled “Information on Liquidity Fees and Redemption Gates” below for additional information.
The SEC and other regulatory agencies continue to review the regulation of money market funds. As of the date of this prospectus, the SEC has proposed amendments to the rules that govern money market funds. These proposed amendments, if implemented, may affect the fund’s investment strategies, performance, yield, expenses, operations and continued viability.
Portfolio Holdings

A description of the funds’ policies and procedures with respect to the disclosure of each fund’s portfolio securities is available in the funds’ Statement of Additional Information (SAI). Each fund posts on its website at www.schwabassetmanagement.com/schwabfunds_prospectus a list of the securities held by each fund as of the last business day of the most recent month. This list is updated within 5 business days after the end of each month and remains available online for at least six months after the initial posting. In addition, not later than 5 business days after the end of each calendar month, each fund files a schedule of information regarding its portfolio holdings and other information about the fund as of the last day of that month with the SEC on Form N-MFP. These filings are publicly available immediately upon filing on the SEC’s website at www.sec.gov. A link to each fund’s Form N-MFP filings on the SEC’s website is available at www.schwabassetmanagement.com/schwabfunds_prospectus.
Schwab Money Funds | Fund Details17

Financial Highlights

This section provides further details about the financial history of each fund and its respective share classes, for the past five years or, if shorter, for its period of operations, if applicable. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in a fund would have earned or lost during a given period, assuming all distributions were reinvested. This information for fiscal years/periods ended December 31, 2018 and December 31, 2019 has been audited by the funds’ prior independent registered public accounting firm. The information for the fiscal years/periods ended December 31, 2020 through December 31, 2022 has been audited by Deloitte & Touche LLP (Deloitte). Deloitte’s full report is included in each fund’s annual report (see back cover).
18Schwab Money Funds | Financial Highlights

Schwab Value Advantage Money Fund

Investor Shares	1/1/22– 12/31/22	1/1/21– 12/31/21	1/1/20– 12/31/20	1/1/19– 12/31/19	1/1/18– 12/31/18
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)(1)	0.02	0.00(2)	0.00(2)	0.02	0.02
Net realized and unrealized gains (losses)	0.00(2)	0.00(2)	0.00(2)	0.00(2)	(0.00)(2)
Total from investment operations	0.02	0.00(2)	0.00(2)	0.02	0.02
Less distributions:
Distributions from net investment income	(0.02)	(0.00)(2)(3)	(0.00)(2)	(0.02)	(0.02)
Distributions from net realized gains	(0.00)(2)	(0.00)(2)	(0.00)(2)	(0.00)(2)	—
Total distributions	(0.02)	(0.00)(2)	(0.00)(2)	(0.02)	(0.02)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.54%	0.04%(3)	0.44%	2.07%	1.79%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.31%(4)(5)	0.11%(5)	0.28%(5)(6)	0.34%	0.34%
Gross operating expenses	0.35%(4)	0.35%	0.41%	0.42%	0.44%
Net investment income (loss)	1.97%	0.04%	0.47%	2.02%	1.87%
Net assets, end of period (x 1,000,000)	$94,290	$42,245	$56,419	$74,972	$47,721
Ultra Shares	1/1/22– 12/31/22	1/1/21 12/31/21	1/1/20 12/31/20	1/1/19 12/31/19	1/1/18– 12/31/18
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)(1)	0.02	0.00(2)	0.01	0.02	0.02
Net realized and unrealized gains (losses)	0.00(2)	0.00(2)	0.00(2)	0.00(2)	(0.00)(2)
Total from investment operations	0.02	0.00(2)	0.01	0.02	0.02
Less distributions:
Distributions from net investment income	(0.02)	(0.00)(2)(3)	(0.01)	(0.02)	(0.02)
Distributions from net realized gains	(0.00)(2)	(0.00)(2)	(0.00)(2)	(0.00)(2)	—
Total distributions	(0.02)	(0.00)(2)	(0.01)	(0.02)	(0.02)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.66%	0.04%(3)	0.53%	2.22%	1.94%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.18%(4)(5)	0.11%(5)	0.18%(5)(6)	0.19%	0.19%
Gross operating expenses	0.20%(4)	0.20%	0.26%	0.27%	0.29%
Net investment income (loss)	2.09%	0.04%	0.56%	2.17%	2.00%
Net assets, end of period (x 1,000,000)	$69,065	$33,078	$37,882	$47,497	$29,554
(1)
Calculated based on the average shares outstanding during the period.
(2)
Per-share amount was less than $0.005.

(3)
These amounts include a non-recurring special distribution. The effect on the distributions from net investment income was less than $0.005 and the effect on the total return was 0.01%.

?
(4)
Ratio includes less than 0.005% of non-routine proxy expenses.

(5)
Reflects the effect of a voluntary yield waiver in excess of the contractual expense limitation.

?
(6)
Effective September 24, 2020, the contractual expense limitation changed. The ratio presented for period ended December 31, 2020 is a blended ratio.

Schwab Money Funds | Financial Highlights19

Schwab Government Money Fund

Investor Shares	1/1/22– 12/31/22	1/1/21 12/31/21	1/1/20 – 12/31/20	1/1/19– 12/31/19	1/1/18– 12/31/18
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)(1)	0.01	0.00(2)	0.00(2)	0.02	0.02
Net realized and unrealized gains (losses)	0.00(2)	0.00(2)	0.00(2)	—	0.00(2)
Total from investment operations	0.01	0.00(2)	0.00(2)	0.02	0.02
Less distributions:
Distributions from net investment income	(0.01)	(0.00)(2)(3)	(0.00)(2)	(0.02)	(0.02)
Distributions from net realized gains	(0.00)(2)	(0.00)(2)	(0.00)(2)	—	(0.00)(2)
Total distributions	(0.01)	(0.00)(2)	(0.00)(2)	(0.02)	(0.02)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.36%	0.02%(3)	0.30%	1.90%	1.51%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.30%(4)(5)	0.06%(5)	0.27%(5)(6)	0.35%	0.35%
Gross operating expenses	0.35%(4)	0.35%	0.43%	0.47%	0.48%
Net investment income (loss)	1.59%	0.02%	0.28%	1.84%	1.66%
Net assets, end of period (x 1,000,000)	$10,823	$6,782	$11,980	$13,436	$7,871
Ultra Shares	1/1/22– 12/31/22	1/1/21 12/31/21	9/24/20(10) – 12/31/20
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)(1)	0.01	0.00(2)	0.00(2)
Net realized and unrealized gains (losses)	0.00(2)	0.00(2)	0.00(2)
Total from investment operations	0.01	0.00(2)	0.00(2)
Less distributions:
Distributions from net investment income	(0.01)	(0.00)(2)(3)	(0.00)(2)
Distributions from net realized gains	(0.00)(2)	(0.00)(2)	(0.00)(2)
Total distributions	(0.01)	(0.00)(2)	(0.00)(2)
Net asset value at end of period	$1.00	$1.00	$1.00
Total return	1.48%	0.02%(3)	0.00%(7)(8)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.18%(4)(5)	0.06%(5)	0.13%(5)(9)
Gross operating expenses	0.20%(4)	0.20%	0.20%(9)
Net investment income (loss)	1.76%	0.03%	0.01%(9)
Net assets, end of period (x 1,000,000)	$8,636	$4,726	$1,647
?
(1)
Calculated based on the average shares outstanding during the period.

(2)
Per-share amount was less than $0.005.

(3)
These amounts include a non-recurring special distribution. The effect on the distributions from net investment income was less than $0.005 and the effect on the total return was 0.01%.

?
(4)
Ratio includes less than 0.005% of non-routine proxy expenses.

(5)
Reflects the effect of a voluntary yield waiver in excess of the contractual expense limitation.

?
(6)
Effective September 24, 2020, the contractual expense limitation changed. The ratio presented for period ended December 31, 2020 is a blended ratio.

(7)
Not annualized.

(8)
Percentage was less than 0.005%.

(9)
Annualized.

(10)
Commencement of operations.

20Schwab Money Funds | Financial Highlights

Schwab Treasury Obligations Money Fund

Investor Shares	1/1/22– 12/31/22	1/1/21 12/31/21	1/1/20– 12/31/20	1/1/19– 12/31/19	1/1/18– 12/31/18
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)(1)	0.01	0.00(2)	0.00(2)	0.02	0.02
Net realized and unrealized gains (losses)	0.00(2)	0.00(2)	0.00(2)	0.00(2)	(0.01)(3)
Total from investment operations	0.01	0.00(2)	0.00(2)	0.02	0.01
Less distributions:
Distributions from net investment income	(0.01)	(0.00)(2)	(0.00)(2)	(0.02)	(0.01)
Distributions from net realized gains	(0.00)(2)	(0.00)(2)	(0.00)(2)	(0.00)(2)	—
Total distributions	(0.01)	(0.00)(2)	(0.00)(2)	(0.02)	(0.01)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.40%	0.01%	0.27%	1.89%	1.51%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.30%(4)(5)	0.06%(5)	0.30%(5)(6)	0.35%	0.35%
Gross operating expenses	0.35%(4)	0.35%	0.46%	0.48%	0.49%
Net investment income (loss)	1.92%	0.01%	0.27%	1.86%	1.57%
Net assets, end of period (x 1,000,000)	$15,372	$5,632	$7,573	$10,820	$7,545
Ultra Shares	1/1/22– 12/31/22	1/1/21 12/31/21	9/24/20(7) – 12/31/20
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)(1)	0.02	0.00(2)	0.00(2)
Net realized and unrealized gains (losses)	0.00(2)	0.00(2)	0.00(2)
Total from investment operations	0.02	0.00(2)	0.00(2)
Less distributions:
Distributions from net investment income	(0.02)	(0.00)(2)	(0.00)(2)
Distributions from net realized gains	(0.00)(2)	(0.00)(2)	(0.00)(2)
Total distributions	(0.02)	(0.00)(2)	(0.00)(2)
Net asset value at end of period	$1.00	$1.00	$1.00
Total return	1.52%	0.01%	0.00%(8)(9)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.18%(4)(5)	0.06%(5)	0.16%(5)(10)
Gross operating expenses	0.20%(4)	0.20%	0.21%(10)
Net investment income (loss)	2.53%	0.01%	0.01%(10)
Net assets, end of period (x 1,000,000)	$17,073	$2,244	$1,754
?
(1)
Calculated based on the average shares outstanding during the period.

(2)
Per-share amount was less than $0.005.

(3)
The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of fund transactions in relation to fluctuating market values.

?
(4)
Ratio includes less than 0.005% of non-routine proxy expenses.

(5)
Reflects the effect of a voluntary yield waiver in excess of the contractual expense limitation.

?
(6)
Effective September 24, 2020, the contractual expense limitation changed. The ratio presented for period ended December 31, 2020 is a blended ratio.

(7)
Commencement of operations.

?
(8)
Percentage was less than 0.005%.

(9)
Not annualized.

?
(10)
Annualized.

Schwab Money Funds | Financial Highlights21

Schwab Retirement Government Money Fund

	1/1/22– 12/31/22	1/1/21 12/31/21	1/1/20– 12/31/20	1/1/19– 12/31/19	1/1/18– 12/31/18
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)(1)	0.01	0.00(2)	0.00(2)	0.02	0.02
Net realized and unrealized gains (losses)	0.00(2)	0.00(2)	0.00(2)	—	0.00(2)
Total from investment operations	0.01	0.00(2)	0.00(2)	0.02	0.02
Less distributions:
Distributions from net investment income	(0.01)	(0.00)(2)	(0.00)(2)	(0.02)	(0.02)
Distributions from net realized gains	(0.00)(2)	(0.00)(2)	(0.00)(2)	—	(0.00)(2)
Total distributions	(0.01)	(0.00)(2)	(0.00)(2)	(0.02)	(0.02)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.47%	0.01%	0.40%	2.07%	1.69%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.17%(3)(4)	0.07%(4)	0.18%(4)	0.19%	0.19%
Gross operating expenses	0.21%(3)	0.21%	0.31%	0.35%	0.38%
Net investment income (loss)	1.50%	0.01%	0.38%	2.01%	1.68%
Net assets, end of period (x 1,000,000)	$1,661	$1,610	$1,804	$2,072	$1,019
(1)
Calculated based on the average shares outstanding during the period.

(2)
Per-share amount was less than $0.005.

?
(3)
Ratio includes less than 0.005% of non-routine proxy expenses.

?
(4)
Reflects the effect of a voluntary yield waiver in excess of the contractual expense limitation.

22Schwab Money Funds | Financial Highlights

Schwab U.S. Treasury Money Fund

Investor Shares	1/1/22– 12/31/22	1/1/21– 12/31/21	1/1/20– 12/31/20	1/1/19– 12/31/19	1/17/18(1) – 12/31/18
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)(2)	0.01	0.00(3)	0.00(3)	0.02	0.02
Net realized and unrealized gains (losses)	0.00(3)	0.00(3)	0.00(3)	0.00(3)	(0.01)(4)
Total from investment operations	0.01	0.00(3)	0.00(3)	0.02	0.01
Less distributions:
Distributions from net investment income	(0.01)	(0.00)(3)(5)	(0.00)(3)	(0.02)	(0.01)
Distributions from net realized gains	(0.00)(3)	(0.00)(3)	(0.00)(3)	(0.00)(3)	(0.00)(3)
Total distributions	(0.01)	(0.00)(3)	(0.00)(3)	(0.02)	(0.01)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.26%	0.02%(5)	0.27%	1.84%	1.40%(6)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.28%(7)(8)	0.05%(8)	0.23%(8)(9)	0.35%	0.35%(10)
Gross operating expenses	0.35%(7)	0.35%	0.45%	0.49%	0.49%(10)
Net investment income (loss)	1.26%	0.02%	0.15%	1.77%	1.64%(10)
Net assets, end of period (x 1,000,000)	$7,959	$7,468	$11,297	$7,517	$3,414
Ultra Shares	1/1/22– 12/31/22	1/1/21– 12/31/21	9/24/20(1)– 12/31/20
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)(2)	0.01	0.00(3)	0.00(3)
Net realized and unrealized gains (losses)	0.00(3)	0.00(3)	0.00(3)
Total from investment operations	0.01	0.00(3)	0.00(3)
Less distributions:
Distributions from net investment income	(0.01)	(0.00)(3)(5)	(0.00)(3)
Distributions from net realized gains	(0.00)(3)	(0.00)(3)	(0.00)(3)
Total distributions	(0.01)	(0.00)(3)	(0.00)(3)
Net asset value at end of period	$1.00	$1.00	$1.00
Total return	1.38%	0.02%(5)	0.00%(6)(11)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.17%(7)(8)	0.05%(8)	0.12%(8)(10)
Gross operating expenses	0.20%(7)	0.20%	0.21%(10)
Net investment income (loss)	1.58%	0.02%	0.01%(10)
Net assets, end of period (x 1,000,000)	$6,176	$3,850	$2,260
(1)
Commencement of operations.

(2)
Calculated based on the average shares outstanding during the period.

(3)
Per-share amount was less than $0.005.

(4)
The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of fund transactions in relation to fluctuating market values.

(5)
These amounts include a non-recurring special distribution. The effect on the distributions from net investment income was less than $0.005 and the effect on the total return was 0.01%.

(6)
Not annualized.

?
(7)
Ratio includes less than 0.005% of non-routine proxy expenses.

(8)
Reflects the effect of a voluntary yield waiver in excess of the contractual expense limitation.

(9)
Effective September 24, 2020, the contractual expense limitation changed. The ratio presented for period ended December 31, 2020 is a blended ratio.

(10)
Annualized.

(11)
Percentage was less than 0.005%.

Schwab Money Funds | Financial Highlights23

Fund Management

The investment adviser for the funds is Charles Schwab Investment Management, Inc., dba Schwab Asset Management, 211 Main Street, San Francisco, CA 94105. The investment adviser was founded in 1989 and as of February 28, 2023, managed approximately $829.9 billion in assets.
The investment adviser oversees the asset management and administration of the funds. As compensation for these services, the investment adviser receives a management fee from each fund. For the 12 months ended December 31, 2022, these fees were 0.17% for the Schwab Value Advantage Money Fund, 0.16% for the Schwab Government Money Fund, 0.17% for the Schwab Treasury Obligations Money Fund, 0.15% for the Schwab Retirement Government Money Fund and 0.16% for the Schwab U.S. Treasury Money Fund. These figures, which are expressed as a percentage of each fund’s average daily net assets, represent the actual amounts paid, including the effects of reductions. Reductions include any contractual or voluntary waivers or reimbursements. Any applicable contractual expense limitation is described in the Fund Summaries section and in addition to any contractual expense limitation for the funds, the investment adviser and/or its affiliates also may voluntarily waive and/or reimburse expenses in excess of their current fee waiver and reimbursement commitment to the extent necessary to maintain a non-negative net yield for a share class.
A discussion regarding the basis for the Board of Trustees’ approval of the funds’ investment advisory agreement is available in each fund’s 2022 semiannual report, which covers the period from January 1, 2022 through June 30, 2022.
24Schwab Money Funds | Fund Management

Investing in the Funds

In this section, you will find information on buying, selling and exchanging shares. Eligible Investors may only invest in a fund through an intermediary by placing orders through your brokerage account at Schwab or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the fund (intermediary orders). You also will see how to choose a distribution option for your investment. These pages include helpful information on taxes as well.
The funds generally are not registered for sale in jurisdictions outside the United States and are intended for purchase by persons residing in the United States. A person is considered resident in the United States if at the time of the investment (i) the account has an address of record in the United States or a U.S. territory (including APO/FPO/DPO) and (ii) all account owners are resident in the United States or a U.S. territory and have a valid U.S. taxpayer identification number. If an existing account is updated to reflect a non-U.S. address, the account may be restricted from making additional investments.
Exchanges from the Schwab Value Advantage Money Fund into a permissible Schwab Fund may be subject to a liquidity fee imposed by the fund or exchanges may be prevented if the fund has imposed a redemption gate.
The Schwab Value Advantage Money Fund is a retail money market fund. Under Rule 2a-7 of the 1940 Act, a “retail money market fund” is defined as a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons, which means that a retail money market fund’s shares can be held only by individual investors (Eligible Investors).
Natural persons may invest in the funds through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; individual retirement accounts; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; Archer medical savings account plans; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts having an institutional decision maker with ultimate investment authority held by the natural person beneficial owner (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).
Investing Through a Financial Intermediary

Placing Orders Through Your Intermediary
When you place orders through Schwab or another intermediary, you are not placing your orders directly with a fund, and you must follow Schwab’s or the other intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial and subsequent investment requirements, exchange policies, fund choices, and cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the funds, and the intermediary may require its customers to pay a commission when transacting in fund shares. These additional fees will vary between intermediaries and may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.
Only certain intermediaries are authorized to accept orders on behalf of a fund. If your fund shares are no longer held by an authorized intermediary, a fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders.
Buying, Selling, Exchanging and Converting Shares Through an Intermediary
To purchase, redeem, exchange or convert shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares. You may not purchase, redeem, exchange or convert shares held in your intermediary account directly with a fund.
When selling or exchanging shares, you should be aware of the following fund policies:
•
For accounts held through a financial intermediary, each fund typically expects to pay sale proceeds to the financial intermediary for payment to redeeming shareholders within two business days following receipt of a shareholder redemption order; however, each fund may take up to seven days to pay sale proceeds.

Schwab Money Funds | Investing in the Funds25

•
Each fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses and taxable gains in converting these securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.

•
Exchange orders are limited to Schwab Funds (that are not Sweep Investments®) and must meet the minimum investment and other requirements for the fund and share class, if applicable, into which you are exchanging.

•
You should obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

•
Conversion orders are limited to other shares classes of your Fund (that are not Sweep Investments®), and must meet the minimum investment and other requirements for the share class into which you are exchanging.

Investing Directly with the Funds

Placing Direct Orders
Investors generally may not purchase shares directly from the funds’ transfer agent, BNY Mellon Investment Servicing (US) Inc. The funds reserve the right to accept direct purchases from certain eligible shareholders (Eligible Shareholders) and to suspend the privilege of directly purchasing additional shares of the funds at any time.
Financial intermediaries and Eligible Shareholders may contact the transfer agent by telephone at 1-877-332-2371.
Share Price

The funds are open for business each day that the NYSE is open except when the following federal holidays are observed: Columbus Day and Veterans Day. The funds calculate their share prices each business day, as of the close of the NYSE (generally 4:00 p.m. Eastern Time). If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, each fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
A fund’s share price is its net asset value (NAV) per share, which is the fund’s net assets divided by the number of its shares outstanding. The funds seek to maintain a stable NAV per share of $1.00.
Orders that are received in good order are executed at the next NAV to be calculated. Orders to buy shares that are accepted no later than the close of a fund (generally 4:00 p.m. Eastern Time) generally will receive the next business day’s dividend. Orders to sell or exchange shares that are accepted and executed no later than the close of a fund on a given day generally will receive that day’s dividend.
The funds value their investment holdings on the basis of amortized cost (cost plus any discount, or minus any premium, accrued since purchase). Many money market funds use this method to calculate NAV.
Additional Policies Affecting Your Investment

Each Fund Reserves Certain Rights, Including the Following:
•
To involuntarily redeem your shares after providing 60 days’ written notice if you do not satisfy the eligibility requirements for a retail money market fund (i.e., you are not a natural person).

•
To deny purchase of fund shares to investors who do not satisfy the eligibility requirements to invest in a retail money market fund (i.e., investor is not a natural person).

•
To temporarily reduce or suspend dividend payments in an effort to maintain a fund’s stable $1.00 share price.

•
To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.

•
To change or waive a fund’s investment minimums.

•
To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC, such as to facilitate an orderly liquidation of a fund.

•
To withdraw or suspend any part of the offering made by this prospectus.

26Schwab Money Funds | Investing in the Funds

•
With respect to the Schwab Value Advantage Money Fund, to impose a liquidity fee and/or redemption gate (as discussed below).

Investment Minimums
Choose a fund and a share class. Your choice may depend on the amount of your investment. Schwab Value Advantage Money Fund, Schwab Government Money Fund, Schwab Treasury Obligations Money Fund and Schwab U.S. Treasury Money Fund offer two classes of shares. Each share class or fund in this prospectus has different minimum investments and different expenses. You may convert your Investor Shares of Schwab Value Advantage Money Fund into Ultra Shares at any time if your account balance in the fund is at least $1,000,000. You must contact the fund, Schwab or your other intermediary to request an interclass exchange of your shares — conversion is not automatic. Not all share classes may be available through financial intermediaries other than Schwab.
	Minimum Initial Investment	Minimum Additional Investments
Schwab Value Advantage Money Fund
Investor Shares	None	None
Ultra Shares	$1,000,000	$1
Schwab Government Money Fund
Investor Shares	None	None
Ultra Shares	$1,000,000	$1
Schwab Treasury Obligations Money Fund
Investor Shares	None	None
Ultra Shares	$1,000,000	$1
Schwab Retirement Government Money Fund	$1,000,000	$1
Schwab U.S. Treasury Money Fund
Investor Shares	None	None
Ultra Shares	$1,000,000	$1
These minimums may be waived for certain retirement plans and plan participants, and for certain investment programs, or in a fund’s sole discretion.
Options for Fund Distributions
Choose an option for fund distributions. When placing orders through an intermediary, you will select from the options for fund distributions provided by your intermediary. You should consult with your financial intermediary to discuss available options.
Information on Liquidity Fees and Redemption Gates
Pursuant to Rule 2a-7 under the 1940 Act, the Board of Trustees (Board) is permitted to impose a liquidity fee on redemptions from the Schwab Value Advantage Money Fund (up to 2%) or a redemption gate to temporarily restrict redemptions from the fund up to 10 business days (in any 90-day period) in the event that the fund’s “weekly liquid assets” fall below certain designated thresholds. Weekly liquid assets generally include cash; direct obligations of the U.S. government; certain other U.S. government or agency securities; securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; and amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.
If the fund’s weekly liquid assets fall below 30% of the fund’s total assets, the Board is permitted, but not required, to: (i) impose a liquidity fee of no more than 2% of the amount redeemed; and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If the fund’s weekly liquid assets fall below 10% of the fund’s total assets, the fund will impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Board determines that such a fee would not be in the best interests of the fund or determines that a lower or higher fee (subject to the 2% limit) would be in the best interests of the fund.
Liquidity fees and redemption gates are most likely to be imposed during times of extraordinary market stress. Additionally, the Board generally expects that a liquidity fee or redemption gate would be imposed, if at all, after the fund has notified financial intermediaries and shareholders that a liquidity fee or redemption gate will be imposed (generally, as of the beginning of the next business day following the announcement that the fund will impose a liquidity fee or redemption gate). The imposition and termination of a liquidity fee or redemption gate will be reported by the fund to the SEC on Form N-CR. Such information will also be available on the fund’s website (www.schwabassetmanagement.com). In addition, the fund will make such announcements through a supplement to this prospectus and may make such announcements through a press release or by other means.
Liquidity fees would reduce the amount you receive upon redemption of your shares. The fund retains the liquidity fees for the benefit of remaining shareholders. Any redemption requests submitted while a redemption gate is in place will be cancelled without further notice. A new redemption request must be submitted to the fund if you wish to redeem your shares after the redemption gate has been lifted. For more information, please see “Purchasing and Redeeming Shares of the Fund — Liquidity Fees and Gates” in the SAI.
Schwab Money Funds | Investing in the Funds27

As a government money market fund, the Schwab Government Money Fund, Schwab Treasury Obligations Money Fund, Schwab Retirement Government Money Fund and Schwab U.S. Treasury Money Fund are not required to impose a liquidity fee and/or a redemption gate on fund redemptions. The Board has determined not to subject the Schwab Government Money Fund, Schwab Treasury Obligations Money Fund, Schwab Retirement Government Money Fund and Schwab U.S. Treasury Money Fund to a liquidity fee and/or a redemption gate on fund redemptions. Please note that the Board has reserved its ability to change this determination with respect to liquidity fees and/or redemption gates, but only after providing appropriate prior notice to shareholders.
Payments by the Investment Adviser or its Affiliates
The investment adviser or its affiliates make payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, insurance companies, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in fund shares. These payments or discounts are separate from, and may be in addition to, any shareholder service fees or other administrative fees the funds may pay to those intermediaries. The investment adviser or its affiliates also make payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries in connection with certain activities or services which may facilitate, directly or indirectly, investment in the funds. These payments may relate to marketing and/or fund promotion activities and presentations, educational training programs, conferences, the development and support of technology platforms and/or reporting systems, data analytics and support, or making shares of the funds available to their customers. These payments, which may be significant, are paid by the investment adviser or its affiliates out of their own resources and not from the assets of the funds.
Payments to a financial intermediary may create potential conflicts of interest between the intermediary and its clients as the payments may provide such intermediary with an incentive to favor sales of shares of the funds over other investment options they make available to their customers. Please see the SAI for additional information.
Shareholder Servicing and Sweep Administration Plan
The Board has adopted a Shareholder Servicing and Sweep Administration Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Schwab (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds), and a fund will pay no more than the amount in the table below, calculated based on the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Fund	Shareholder Servicing Fee
Schwab Value Advantage Money Fund – Investor Shares	0.15%
Schwab Value Advantage Money Fund – Ultra Shares	0.00%
Schwab Government Money Fund – Investor Shares	0.15%
Schwab Government Money Fund – Ultra Shares	0.00%
Schwab Treasury Obligations Money Fund – Investor Shares	0.15%
Schwab Treasury Obligations Money Fund – Ultra Shares	0.00%
Schwab Retirement Government Money Fund	0.00%
Schwab U.S. Treasury Money Fund – Investor Shares	0.15%
Schwab U.S. Treasury Money Fund – Ultra Shares	0.00%
Policy Regarding Short-Term or Excessive Trading
Each fund’s Board has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares. However, the funds are money market funds and seek to provide shareholders current income, liquidity and a stable net asset value of $1.00 per share. In addition, the funds are designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expect shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the funds’ investments, and money market instruments in general, and the funds’ intended purpose to serve as a short-term investment vehicle for shareholders, these funds do not monitor or limit shareholder purchases and redemptions of fund shares. However, the funds’ policies and procedures do provide each fund with the right to reject any purchase or exchange orders by any investor for any reason, including orders which appear to be associated with market timing activities.
28Schwab Money Funds | Investing in the Funds

Methods to Meet Redemptions
Under normal market conditions, each fund expects to meet redemption orders by using holdings of cash/cash equivalents or by the sale of portfolio investments. In unusual or stressed market conditions or as the investment adviser determines appropriate, each fund may borrow through the fund’s bank lines of credit or through the fund’s interfund lending facility to meet redemption requests. Each fund may also utilize its custodian overdraft facility to meet redemptions, if necessary. Each fund also reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may be subject to market risk and you may incur transaction expenses and taxable gains in converting the securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.
Large Shareholder Redemptions
Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of a fund’s shares. Redemptions by these shareholders of their holdings in a fund or large redemptions by several shareholders may impact the fund’s liquidity and NAV. These redemptions may also force a fund to sell securities, which may negatively impact the fund’s brokerage costs.
Customer Identification and Verification and Anti-Money Laundering Program
Customer identification and verification is part of each fund’s overall obligation to deter money laundering under federal law. Each fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the fund from being used for money laundering or the financing of terrorist activities. In this regard, the funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of a fund or in cases when a fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a fund is required to withhold such proceeds.
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.
Your financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial intermediary is required to collect documents that will be used solely to establish and verify your identity.
Each fund reserves the right to close and/or liquidate your account at the then-current day’s price if the fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.
Distributions and Taxes

Any investment in the funds typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Please see the SAI for additional information. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service website at www.irs.gov.
As a shareholder, you are entitled to your share of the dividends a fund earns. Each fund distributes to its shareholders substantially all of its net investment income. Each fund declares a dividend every business day, based on its determination of its net investment income. The funds pay their dividends on the 15th of each month (or next business day, if the 15th is not a business day), except that in December dividends are paid on the last business day of the month. If your daily dividend is less than $0.01, you may not receive a dividend payment. To receive a dividend distribution, you must be a registered shareholder on the date that dividends are declared. Dividend distributions are paid to shareholders on the payable date. Although the funds do not typically intend to distribute any capital gains, certain funds have done so in the past and it cannot be guaranteed by the funds that they will not make any capital gains distributions for any given year.
Unless you are investing through an IRA, 401(k) or other tax-advantaged account, your fund dividends generally have tax consequences. Each fund’s net investment income is distributed as dividends and dividends are taxable as ordinary income. Taxable income dividends generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash. The sale or exchange of your fund shares may have tax consequences to you if you do not hold your shares in a tax-advantaged account, but no capital gain or loss to a shareholder is anticipated because the funds seek to maintain a stable $1.00 share price.
Schwab Money Funds | Investing in the Funds29

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
A fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.
Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (unless a lower treaty rate applies) on amounts treated as taxable ordinary dividends from a fund, as discussed in more detail in the SAI. Furthermore, the funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.
A liquidity fee imposed by a fund will reduce the amount you will receive upon the redemption of your shares, and will decrease the amount of any capital gains or increase the amount of any capital loss you will recognize from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service. If a fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time.
At the beginning of every year, the funds provide shareholders with information detailing the tax status of any dividend a fund declared during the previous calendar year. Schwab customers also receive information on dividends and transactions in their monthly account statements.
30Schwab Money Funds | Investing in the Funds

Prospectus | April 28, 2023
Schwab Money Funds

To Learn More
This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:
Annual and semiannual reports, which are sent to current fund investors, contain more information about the funds’ holdings and detailed financial information about the funds. Annual reports also contain information from the funds’ manager(s) about strategies, recent market conditions and trends and their impact on fund performance during the funds’ last fiscal period.
The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.
For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds at 1-877-824-5615. In addition, you may visit the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus for a free copy of a prospectus, SAI or an annual or semiannual report.
The SAI, the funds’ annual and semiannual reports and other related materials are available from the EDGAR Database on the SEC’s website (www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov.
SEC File Number
The Charles Schwab Family of Funds 811‑05954	REG13852-27

Prospectus | April 28, 2023
Schwab Funds®

Schwab® Municipal Money Funds
Schwab® AMT Tax-Free Money Fund
Investor Shares	SWWXX
Ultra Shares	SCTXX
Schwab® Municipal Money Fund
Investor Shares	SWTXX
Ultra Shares	SWOXX
Schwab® California Municipal Money Fund
Investor Shares	SWKXX
Ultra Shares	SCAXX
Schwab® New York Municipal Money Fund
Investor Shares	SWYXX
Ultra Shares	SNYXX
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Schwab Municipal Money Funds

Schwab® AMT Tax-Free Money Fund
Ticker Symbols:	Investor Shares: SWWXX	Ultra Shares: SCTXX

Investment Objective

The fund’s goal is to seek the highest current income exempt from federal income tax that is consistent with stability of capital and liquidity.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
Investor Shares	Ultra Shares
None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.19	0.19
Distribution (12b-1) fees	None	None
Other expenses	0.18	0.03
Total annual fund operating expenses	0.37	0.22
Less expense reduction	(0.03)	(0.03)
Total annual fund operating expenses after expense reduction(1)	0.34	0.19

(1)
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of each share class to 0.34% for Investor Shares and 0.19% for Ultra Shares for so long as the investment adviser serves as the adviser to the fund (contractual expense limitation agreement). This contractual expense limitation agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
	1 Year	3 Years	5 Years	10 Years
Investor Shares	$35	$109	$191	$431
Ultra Shares	$19	$61	$107	$243
Principal Investment Strategies

To pursue its goal, the fund invests in money market securities from states and municipal agencies around the country and from
U.S. territories and possessions. These securities may include general obligation issues, which typically are backed by the issuer’s ability to levy taxes; revenue bonds, which typically are backed by a stream of revenue from a given source, such as a public water system or hospital; municipal commercial paper and municipal notes; and municipal leases, which may be used to finance construction or equipment purchases. The fund may invest more than 25% of its total assets in municipal securities financing similar projects such as those relating to education, health care, transportation, utilities, industrial development and housing. Under normal circumstances, the fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in municipal money market securities whose interest is exempt from federal income tax, including the federal alternative minimum tax (AMT). Up to 20% of the fund’s net assets may be invested in securities subject to federal income tax (including the federal alternative minimum tax (AMT)), such as government securities or repurchase agreements. When the fund makes such investments, a higher portion of the fund’s distributions will likely be subject to federal income tax or the federal alternative minimum tax.
The fund may purchase certain variable-rate demand securities issued by single state or national closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. It is anticipated that the interest on the variable-rate demand securities will be exempt from federal income tax, including the AMT. These securities are considered “municipal money market securities” for purposes of the fund’s 80% investment policy stated above.
Many of the fund’s securities will be subject to credit or liquidity enhancements from U.S. and/or non-U.S. entities, which are designed to provide incremental levels of creditworthiness or liquidity. Some municipal securities have been structured to resemble variable- and floating-rate securities so that they meet the requirements for being considered money market instruments.
In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s investment objective and credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money market funds.
The investment adviser’s credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund’s holdings or its average maturity based on actual or anticipated changes in credit quality or market dynamics, such as interest rates. To preserve its investors’ capital, the fund seeks to maintain a stable $1.00 share price by operating as a “retail money market fund,” as such term is defined or interpreted under the rules governing money market funds.

Schwab AMT Tax-Free Money Fund | Fund Summary1

As a temporary defensive position, the investment adviser may invest any portion of the fund’s assets in securities subject to federal income tax (including the federal alternative minimum tax), or may hold any portion of the fund’s assets in cash. When the fund engages in such activities, it may not achieve its investment goal.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Risk. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Retail Money Market Fund Risk. The fund is a “retail money market fund,” as such term is defined or interpreted under the rules governing money market funds. A “retail money market fund” is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. The fund may involuntarily redeem any investor who is not a natural person. The fund will provide advance notice of its intent to make any such involuntary redemption. Neither the fund nor the investment adviser will be responsible for any loss or tax liability in an investor’s account resulting from such involuntary redemption. As a “retail money market fund,” the fund is permitted to value its securities using the amortized cost method to seek to maintain a stable $1.00 share price. However, the fund may be subject to liquidity fees and/or redemption gates on fund redemptions if the fund’s liquidity falls below required minimums because of market conditions or other factors.
Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also could be low or even negative. In addition, the fund may be unable to pay expenses out of fund assets or maintain a stable $1.00 share price. Also, a change in a central bank’s monetary policy or economic conditions may result in a change in interest rates, which could have sudden and unpredictable effects on the markets. A sudden or unpredictable rise or decline in interest rates may cause volatility. Volatility in the market may decrease liquidity in the money market securities markets, making it more difficult for the fund to sell its money market investments at a time when the investment adviser might wish to sell such investments. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings.
Stable Net Asset Value Risk. If the fund or another money market fund fails to maintain a stable net asset value (or such perception exists in the market place), the fund could experience increased redemptions, which may adversely impact the fund’s share price. The fund is permitted, among other things, to reduce or withhold any income and/or gains generated from its portfolio to maintain a stable $1.00 share price.
Repurchase Agreements Risk. When the fund enters into a repurchase agreement, the fund is exposed to the risk that the other party (i.e., the counterparty) will not fulfill its contractual obligation. In a repurchase agreement, there exists the risk that, when the fund buys a security from a counterparty that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counterparty will not repurchase the security.
Credit Risk. A decline in the credit quality of an issuer, guarantor or liquidity provider of a portfolio investment or a counterparty could cause the fund to lose money or underperform. The fund could lose money if, due to a decline in credit quality, the issuer, guarantor or liquidity provider of a portfolio investment or a counterparty fails to make, or is perceived as being unable or unwilling to make, timely principal or interest payments or otherwise honor its obligations. The credit quality of the fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.
Credit and Liquidity Enhancements Risk. The fund may invest in securities with credit or liquidity enhancements provided by a bank or other financial institution, and the existence and nature of such enhancements may be a significant factor in the investment adviser’s decision-making process. Generally, these enhancements are employed by the issuers of the securities to reduce credit risk and provide enhanced or back-up liquidity for a purchaser, such as the fund. Adverse developments affecting these banks and financial institutions could therefore have a negative effect on the value of the fund’s holdings. For example, a rating agency downgrade of a credit or liquidity enhancement provider may adversely affect the value of securities held by the fund. Any decline in the value of the

2Schwab AMT Tax-Free Money Fund | Fund Summary

securities held by the fund could cause the fund’s share price or yield to fall. To the extent that a portion of the fund’s underlying investments are enhanced by the same bank or financial institution, these risks may be increased.
Government Securities Risk. U.S. government securities include securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) or other Government-Sponsored Enterprises (GSEs)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its investment objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag the yields of other money market funds.
State and Regional Risk. State and regional factors could affect the fund’s performance. To the extent that the fund invests in securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, a municipality or municipal project that relies directly or indirectly on national governmental funding mechanisms may be negatively affected by the national government’s current budgetary constraints.
Investment Concentration Risk. To the extent that the fund invests a substantial portion of its assets in municipal securities financing similar projects, the fund may be more sensitive to adverse economic, business or political developments affecting those projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of materials needed for the project, or a declining need for the project, would likely affect all similar projects and the overall municipal securities market.
Taxable Determinations Risk. Some of the fund’s income could be taxable. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could become taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for investments in other types of municipal money market securities. Any defensive investments in taxable securities or securities whose interest is subject to the AMT could generate taxable income.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In addition, limited dealer inventories of certain securities could potentially lead to decreased liquidity. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Redemption Risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.
Money Market Fund Regulation Risk. The SEC and other regulatory agencies continue to review the regulation of money market funds. As of the date of this prospectus, the SEC has proposed amendments to the rules that govern money market funds. These proposed amendments, if implemented, may affect the fund’s investment strategies, performance, yield, expenses, operations and continued viability.
Money Market Fund Risk. The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.
Performance

The bar chart below shows how the fund’s Investor Shares investment results have varied from year to year, and the following tables show the fund’s Investor Shares and Ultra Shares average

Schwab AMT Tax-Free Money Fund | Fund Summary3

annual total returns for various periods. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/schwabfunds_prospectus or call toll-free 1-877-824-5615 for the fund’s current seven-day yield.
Annual Total Returns (%) as of 12/31

Best Quarter: 0.53% Q4 2022
Worst Quarter: 0.00% Q1 2016
Average Annual Total Returns as of 12/31/22
	1 Year	5 Years	10 Years
Investor Shares	0.90%	0.73%	0.43%
Average Annual Total Returns as of 12/31/22
	1 Year	Since Inception (9/24/20)
Ultra Shares	1.03%	0.46%
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management™
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open except when the following federal holidays are observed: Columbus Day and Veterans Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investments in the fund are intended to be limited to accounts beneficially owned by natural persons. The fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. The fund reserves the right to involuntarily redeem shares in any account that are not beneficially owned by natural persons, after providing notice.
Eligible Investors (as determined by the fund and which are limited to natural persons) may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Set forth below are the investment minimums for the fund’s share classes. The minimums may be waived for certain investors or in the fund’s sole discretion.
	Minimum Initial Investment	Minimum Additional Investment
Investor Shares	None	None
Ultra Shares	$1,000,000	$1
Tax Information

Distributions received from the fund are typically intended to be exempt from federal income tax, including the AMT, but are generally subject to state and local personal income taxes. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. Further, any of the fund’s defensive investments in taxable securities and securities whose interest is subject to the AMT also could generate taxable income.
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4Schwab AMT Tax-Free Money Fund | Fund Summary

Schwab® Municipal Money Fund
Ticker Symbols:	Investor Shares: SWTXX	Ultra Shares: SWOXX

Investment Objective

The fund’s goal is to seek the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal income tax.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
Investor Shares	Ultra Shares
None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.19	0.19
Distribution (12b-1) fees	None	None
Other expenses	0.16	0.01
Total annual fund operating expenses	0.35	0.20
Less expense reduction	(0.01)	(0.01)
Total annual fund operating expenses after expense reduction(1)	0.34	0.19

(1)
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of each share class to 0.34% for Investor Shares and 0.19% for Ultra Shares for so long as the investment adviser serves as the adviser to the fund (contractual expense limitation agreement). This contractual expense limitation agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
	1 Year	3 Years	5 Years	10 Years
Investor Shares	$35	$109	$191	$431
Ultra Shares	$19	$61	$107	$243
Principal Investment Strategies

To pursue its goal, the fund invests in municipal money market securities from states and municipal agencies around the country and from U.S. territories and possessions. These securities may include general obligation issues, which typically are backed by the issuer’s ability to levy taxes; revenue bonds, which typically are backed by a stream of revenue from a given source, such as a public water system or hospital; municipal commercial paper and municipal notes; and municipal leases, which may be used to finance construction or equipment purchases. The fund may invest more than 25% of its total assets in municipal securities financing similar projects such as those relating to education, health care, transportation, utilities, industrial development and housing. Under normal circumstances, the fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in municipal money market securities the interest from which is exempt from federal income tax. Up to 20% of the fund’s net assets may be invested in securities subject to federal income tax, such as government securities or repurchase agreements. When the fund makes such investments, a higher portion of the fund’s distributions will likely be subject to federal income tax.
The fund may purchase certain variable-rate demand securities issued by single state or national closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. It is anticipated that the interest on the variable-rate demand securities will be exempt from federal income tax, including the AMT. These securities are considered “municipal money market securities” for purposes of the fund’s 80% investment policy stated above.
Many of the fund’s securities will be subject to credit or liquidity enhancements from U.S. and/or non-U.S. entities, which are designed to provide incremental levels of creditworthiness or liquidity. Some municipal securities have been structured to resemble variable- and floating-rate securities so that they meet the requirements for being considered money market instruments.
In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s investment objective and credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money market funds.
The investment adviser’s credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund’s holdings or its average maturity based on actual or anticipated changes in credit quality or market dynamics, such as interest rates. To preserve its investors’ capital, the fund seeks to maintain a stable $1.00 share price by operating as a “retail money market fund,” as such term is defined or interpreted under the rules governing money market funds.
As a temporary defensive position, the investment adviser may invest any portion of the fund’s assets in securities subject to federal

Schwab Municipal Money Fund | Fund Summary5

income tax, or may hold any portion of the fund’s assets in cash. When the fund engages in such activities, it may not achieve its investment goal.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Risk. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Retail Money Market Fund Risk. The fund is a “retail money market fund,” as such term is defined or interpreted under the rules governing money market funds. A “retail money market fund” is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. The fund may involuntarily redeem any investor who is not a natural person. The fund will provide advance notice of its intent to make any such involuntary redemption. Neither the fund nor the investment adviser will be responsible for any loss or tax liability in an investor’s account resulting from such involuntary redemption. As a “retail money market fund,” the fund is permitted to value its securities using the amortized cost method to seek to maintain a stable $1.00 share price. However, the fund may be subject to liquidity fees and/or redemption gates on fund redemptions if the fund’s liquidity falls below required minimums because of market conditions or other factors.
Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also could be low or even negative. In addition, the fund may be unable to pay expenses out of fund assets or maintain a stable $1.00 share price. Also, a change in a central bank’s monetary policy or economic conditions may result in a change in interest rates, which could have sudden and unpredictable effects on the markets. A sudden or unpredictable rise or decline in interest rates may cause volatility. Volatility in the market may decrease liquidity in the money market securities markets, making it more difficult for the fund to sell its money market investments at a time when the investment adviser might wish to sell such investments. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings.
Stable Net Asset Value Risk. If the fund or another money market fund fails to maintain a stable net asset value (or such perception exists in the market place), the fund could experience increased redemptions, which may adversely impact the fund’s share price. The fund is permitted, among other things, to reduce or withhold any income and/or gains generated from its portfolio to maintain a stable $1.00 share price.
Repurchase Agreements Risk. When the fund enters into a repurchase agreement, the fund is exposed to the risk that the other party (i.e., the counterparty) will not fulfill its contractual obligation. In a repurchase agreement, there exists the risk that, when the fund buys a security from a counterparty that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counterparty will not repurchase the security.
Credit Risk. A decline in the credit quality of an issuer, guarantor or liquidity provider of a portfolio investment or a counterparty could cause the fund to lose money or underperform. The fund could lose money if, due to a decline in credit quality, the issuer, guarantor or liquidity provider of a portfolio investment or a counterparty fails to make, or is perceived as being unable or unwilling to make, timely principal or interest payments or otherwise honor its obligations. The credit quality of the fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.
Credit and Liquidity Enhancements Risk. The fund may invest in securities with credit or liquidity enhancements provided by a bank or other financial institution, and the existence and nature of such enhancements may be a significant factor in the investment adviser’s decision-making process. Generally, these enhancements are employed by the issuers of the securities to reduce credit risk and provide enhanced or back-up liquidity for a purchaser, such as the fund. Adverse developments affecting these banks and financial institutions could therefore have a negative effect on the value of the fund’s holdings. For example, a rating agency downgrade of a credit or liquidity enhancement provider may adversely affect the value of securities held by the fund. Any decline in the value of the securities held by the fund could cause the fund’s share price or yield to fall. To the extent that a portion of the fund’s underlying investments are enhanced by the same bank or financial institution, these risks may be increased.

6Schwab Municipal Money Fund | Fund Summary

Government Securities Risk. U.S. government securities include securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) or other Government-Sponsored Enterprises (GSEs)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its investment objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag the yields of other money market funds.
State and Regional Risk. State and regional factors could affect the fund’s performance. To the extent that the fund invests in securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, a municipality or municipal project that relies directly or indirectly on national governmental funding mechanisms may be negatively affected by the national government’s current budgetary constraints.
Investment Concentration Risk. To the extent that the fund invests a substantial portion of its assets in municipal securities financing similar projects, the fund may be more sensitive to adverse economic, business or political developments affecting those projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of materials needed for the project, or a declining need for the project, would likely affect all similar projects and the overall municipal securities market.
Taxable Determinations Risk. Some of the fund’s income could be taxable. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could become taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for investments in other types of municipal money market securities. Any defensive investments in taxable securities could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In addition, limited dealer inventories of certain securities could potentially lead to decreased liquidity. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Redemption Risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.
Money Market Fund Regulation Risk. The SEC and other regulatory agencies continue to review the regulation of money market funds. As of the date of this prospectus, the SEC has proposed amendments to the rules that govern money market funds. These proposed amendments, if implemented, may affect the fund’s investment strategies, performance, yield, expenses, operations and continued viability.
Money Market Fund Risk. The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.
Performance

The bar chart below shows how the fund’s Investor Shares investment results have varied from year to year, and the following table shows the fund’s Investor Shares and Ultra Shares average annual total returns for various periods. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance may differ from past performance. For current

Schwab Municipal Money Fund | Fund Summary7

performance information, please see www.schwabassetmanagement.com/schwabfunds_prospectus or call toll-free 1-877-824-5615 for the fund’s current seven-day yield.
Annual Total Returns (%) as of 12/31

Best Quarter: 0.55% Q4 2022
Worst Quarter: 0.00% Q1 2021
Average Annual Total Returns as of 12/31/22
	1 Year	5 Years	10 Years
Investor Shares	0.92%	0.73%	0.43%
Ultra Shares	1.05%	0.83%	0.51%
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management™
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open except when the following federal holidays are observed: Columbus Day and Veterans Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investments in the fund are intended to be limited to accounts beneficially owned by natural persons. The fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. The fund reserves the right to involuntarily redeem shares in any account that are not beneficially owned by natural persons, after providing notice.
Eligible Investors (as determined by the fund and which are limited to natural persons) may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Set forth below are the investment minimums for the fund’s share classes. The minimums may be waived for certain investors or in the fund’s sole discretion.
	Minimum Initial Investment	Minimum Additional Investment
Investor Shares	None	None
Ultra Shares	$1,000,000	$1
Tax Information

Distributions received from the fund are typically intended to be exempt from federal income tax, but are generally subject to state and local personal income taxes. While interest from municipal securities is generally exempt from federal income tax, some municipal securities in which the fund may invest may produce income that is subject to the AMT. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. Further, any of the fund’s defensive investments in taxable securities also could generate taxable income.
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8Schwab Municipal Money Fund | Fund Summary

Schwab® California Municipal Money Fund
Ticker Symbols:	Investor Shares: SWKXX	Ultra Shares: SCAXX

Investment Objective

The fund’s goal is to seek the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and California personal income tax.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
Investor Shares	Ultra Shares
None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.19	0.19
Distribution (12b-1) fees	None	None
Other expenses	0.16	0.01
Total annual fund operating expenses	0.35	0.20
Less expense reduction	(0.01)	(0.01)
Total annual fund operating expenses after expense reduction(1)	0.34	0.19

(1)
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of each share class to 0.34% for Investor Shares and 0.19% for Ultra Shares for so long as the investment adviser serves as the adviser to the fund (contractual expense limitation agreement). This contractual expense limitation agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
	1 Year	3 Years	5 Years	10 Years
Investor Shares	$35	$109	$191	$431
Ultra Shares	$19	$61	$107	$243
Principal Investment Strategies

To pursue its goal, the fund invests in money market securities from California issuers and from municipal agencies, U.S. territories and possessions. These securities may include general obligation issues, which typically are backed by the issuer’s ability to levy taxes; revenue bonds, which typically are backed by a stream of revenue from a given source, such as a public water system or hospital; municipal commercial paper and municipal notes; and municipal leases, which may be used to finance construction or equipment purchases. The fund may invest more than 25% of its total assets in municipal securities financing similar projects such as those relating to education, health care, transportation, utilities, industrial development and housing. Under normal circumstances, the fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in municipal money market securities the interest from which is exempt from federal and California personal income tax. Up to 20% of the fund’s net assets may be invested in securities subject to federal income tax and/or California personal income tax, such as non-California municipal obligations, government securities or repurchase agreements. When the fund makes such investments, a higher portion of the fund’s distributions will likely be subject to federal income tax and/or California personal income tax.
The fund may purchase certain variable-rate demand securities issued by closed-end municipal bond funds, which, in turn, invest primarily in portfolios of California tax-exempt municipal bonds. It is anticipated that the interest on the variable-rate demand securities will be exempt from federal income tax and California personal income tax. These securities are considered “municipal money market securities” for purposes of the fund’s 80% investment policy stated above.
Many of the fund’s securities will be subject to credit or liquidity enhancements from U.S. and/or non-U.S. entities, which are designed to provide incremental levels of creditworthiness or liquidity. Some municipal securities have been structured to resemble variable- and floating-rate securities so that they meet the requirements for being considered money market instruments.
In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s investment objective and credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money market funds.
The investment adviser’s credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund’s holdings or its average maturity based on actual or anticipated changes in credit quality or market dynamics, such as interest rates. To preserve its investors’ capital, the fund seeks to maintain a stable $1.00 share price by operating as a “retail money market fund,” as such term is defined or interpreted under the rules governing money market funds.

Schwab California Municipal Money Fund | Fund Summary9

As a temporary defensive position, the investment adviser may invest any portion of the fund’s assets in securities subject to federal income tax and/or California personal income tax, or may hold any portion of the fund’s assets in cash. When the fund engages in such activities, it may not achieve its investment goal.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Risk. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Retail Money Market Fund Risk. The fund is a “retail money market fund,” as such term is defined or interpreted under the rules governing money market funds. A “retail money market fund” is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. The fund may involuntarily redeem any investor who is not a natural person. The fund will provide advance notice of its intent to make any such involuntary redemption. Neither the fund nor the investment adviser will be responsible for any loss or tax liability in an investor’s account resulting from such involuntary redemption. As a “retail money market fund,” the fund is permitted to value its securities using the amortized cost method to seek to maintain a stable $1.00 share price. However, the fund may be subject to liquidity fees and/or redemption gates on fund redemptions if the fund’s liquidity falls below required minimums because of market conditions or other factors.
Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also could be low or even negative. In addition, the fund may be unable to pay expenses out of fund assets or maintain a stable $1.00 share price. Also, a change in a central bank’s monetary policy or economic conditions may result in a change in interest rates, which could have sudden and unpredictable effects on the markets. A sudden or unpredictable rise or decline in interest rates may cause volatility. Volatility in the market may decrease liquidity in the money market securities markets, making it more difficult for the fund to sell its money market investments at a time when the investment adviser might wish to sell such investments. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings.
Stable Net Asset Value Risk. If the fund or another money market fund fails to maintain a stable net asset value (or such perception exists in the market place), the fund could experience increased redemptions, which may adversely impact the fund’s share price. The fund is permitted, among other things, to reduce or withhold any income and/or gains generated from its portfolio to maintain a stable $1.00 share price.
Repurchase Agreements Risk. When the fund enters into a repurchase agreement, the fund is exposed to the risk that the other party (i.e., the counterparty) will not fulfill its contractual obligation. In a repurchase agreement, there exists the risk that, when the fund buys a security from a counterparty that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counterparty will not repurchase the security.
Credit Risk. A decline in the credit quality of an issuer, guarantor or liquidity provider of a portfolio investment or a counterparty could cause the fund to lose money or underperform. The fund could lose money if, due to a decline in credit quality, the issuer, guarantor or liquidity provider of a portfolio investment or a counterparty fails to make, or is perceived as being unable or unwilling to make, timely principal or interest payments or otherwise honor its obligations. The credit quality of the fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.
Credit and Liquidity Enhancements Risk. The fund may invest in securities with credit or liquidity enhancements provided by a bank or other financial institution, and the existence and nature of such enhancements may be a significant factor in the investment adviser’s decision-making process. Generally, these enhancements are employed by the issuers of the securities to reduce credit risk and provide enhanced or back-up liquidity for a purchaser, such as the fund. Adverse developments affecting these banks and financial institutions could therefore have a negative effect on the value of the fund’s holdings. For example, a rating agency downgrade of a credit or liquidity enhancement provider may adversely affect the value of securities held by the fund. Any decline in the value of the

10Schwab California Municipal Money Fund | Fund Summary

securities held by the fund could cause the fund’s share price or yield to fall. To the extent that a portion of the fund’s underlying investments are enhanced by the same bank or financial institution, these risks may be increased.
Government Securities Risk. U.S. government securities include securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) or other Government-Sponsored Enterprises (GSEs)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its investment objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag the yields of other money market funds.
State Risk. The fund invests primarily in securities issued by the State of California and its municipalities. Any reduction in the credit ratings of obligations of these issuers could adversely affect the market values and marketability of such securities, and, consequently, the value of the fund’s portfolio. Further, the fund’s share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting the State of California and/or its municipalities. The possibility exists that a natural disaster, including an earthquake, could create a major dislocation of the California economy and significantly affect the ability of state and local governments to raise money to pay principal and interest on their municipal securities. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, a municipality or municipal project that relies directly or indirectly on national governmental funding mechanisms may be negatively affected by the national government’s current budgetary constraints.
Investment Concentration Risk. To the extent that the fund invests a substantial portion of its assets in municipal securities financing similar projects, the fund may be more sensitive to adverse economic, business or political developments affecting those projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of materials needed for the project, or a declining need for the project, would likely affect all similar projects and the overall municipal securities market.
Taxable Determinations Risk. Some of the fund’s income could be taxable. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could become taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for investments in other types of municipal money market securities. Any defensive investments in taxable securities could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In addition, limited dealer inventories of certain securities could potentially lead to decreased liquidity. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Redemption Risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.
Money Market Fund Regulation Risk. The SEC and other regulatory agencies continue to review the regulation of money market funds. As of the date of this prospectus, the SEC has proposed amendments to the rules that govern money market funds. These

Schwab California Municipal Money Fund | Fund Summary11

proposed amendments, if implemented, may affect the fund’s investment strategies, performance, yield, expenses, operations and continued viability.
Money Market Fund Risk. The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.
Performance

The bar chart below shows how the fund’s Investor Shares investment results have varied from year to year, and the following tables show the fund’s Investor Shares and Ultra Shares average annual total returns for various periods. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/schwabfunds_prospectus or call toll-free 1-877-824-5615 for the fund’s current seven-day yield.
Annual Total Returns (%) as of 12/31

Best Quarter: 0.51% Q4 2022
Worst Quarter: 0.00% Q1 2021
Average Annual Total Returns as of 12/31/22
	1 Year	5 Years	10 Years
Investor Shares	0.87%	0.68%	0.40%
Average Annual Total Returns as of 12/31/22
	1 Year	Since Inception (9/24/20)
Ultra Shares	0.99%	0.45%
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management™
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open except when the following federal holidays are observed: Columbus Day and Veterans Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investments in the fund are intended to be limited to accounts beneficially owned by natural persons. The fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. The fund reserves the right to involuntarily redeem shares in any account that are not beneficially owned by natural persons, after providing notice.
Eligible Investors (as determined by the fund and which are limited to natural persons) may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Set forth below are the investment minimums for the fund’s share classes. The minimums may be waived for certain investors or in the fund’s sole discretion.
	Minimum Initial Investment	Minimum Additional Investment
Investor Shares	None	None
Ultra Shares	$1,000,000	$1
Tax Information

Distributions received from the fund are typically intended to be exempt from federal and California personal income tax. While interest from municipal securities is generally exempt from federal income tax, some municipal securities in which the fund may invest may produce income that is subject to the AMT. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal and California personal income tax. Further, any of the fund’s defensive investments in taxable securities also could generate taxable income.
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12Schwab California Municipal Money Fund | Fund Summary

Schwab® New York Municipal Money Fund
Ticker Symbols:	Investor Shares: SWYXX	Ultra Shares: SNYXX

Investment Objective

The fund’s goal is to seek current income that is exempt from federal income and New York state and local income tax, consistent with preservation of capital and liquidity. The fund’s investment objective is not fundamental and therefore may be changed by the fund’s Board of Trustees without shareholder approval.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
Investor Shares	Ultra Shares
None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.19	0.19
Distribution (12b-1) fees	None	None
Other expenses	0.18	0.03
Total annual fund operating expenses	0.37	0.22
Less expense reduction	(0.03)	(0.03)
Total annual fund operating expenses after expense reduction(1)	0.34	0.19

(1)
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of each share class to 0.34% for Investor Shares and 0.19% for Ultra Shares for so long as the investment adviser serves as the adviser to the fund (contractual expense limitation agreement). This contractual expense limitation agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
	1 Year	3 Years	5 Years	10 Years
Investor Shares	$35	$109	$191	$431
Ultra Shares	$19	$61	$107	$243
Principal Investment Strategies

To pursue its goal, the fund invests in money market securities from New York issuers and from municipal agencies, U.S. territories and possessions. These securities may include general obligation issues, which typically are backed by the issuer’s ability to levy taxes; revenue bonds, which typically are backed by a stream of revenue from a given source, such as a public water system or hospital; municipal commercial paper and municipal notes; and municipal leases, which may be used to finance construction or equipment purchases. The fund may invest more than 25% of its total assets in municipal securities financing similar projects such as those relating to education, health care, transportation, utilities, industrial development and housing. Under normal circumstances, the fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in municipal money market securities the interest from which is exempt from federal income and New York state and local income tax. Up to 20% of the fund’s net assets may be invested in securities subject to federal income tax and/or New York state and local income tax, such as non-New York municipal obligations, government securities or repurchase agreements. When the fund makes such investments, a higher portion of the fund’s distributions will likely be subject to federal income tax and/or New York state and local income tax.
The fund may purchase certain variable-rate demand securities issued by closed-end municipal bond funds, which, in turn, invest primarily in portfolios of New York tax-exempt municipal bonds. It is anticipated that the interest on the variable-rate demand securities will be exempt from federal and New York State income tax. These securities are considered “municipal money market securities” for purposes of the fund’s 80% investment policy stated above.
Many of the fund’s securities will be subject to credit or liquidity enhancements from U.S. and/or non-U.S. entities, which are designed to provide incremental levels of creditworthiness or liquidity. Some municipal securities have been structured to resemble variable- and floating-rate securities so that they meet the requirements for being considered money market instruments.
In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s investment objective and credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money market funds.
The investment adviser’s credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund’s holdings or its average maturity based on actual or anticipated changes in credit quality or market dynamics, such as interest rates. To preserve its investors’ capital, the fund seeks to maintain a stable $1.00 share price by operating as a “retail money market fund,” as such term is defined or interpreted under the rules governing money market funds.

Schwab New York Municipal Money Fund | Fund Summary13

As a temporary defensive position, the investment adviser may invest any portion of the fund’s assets in securities subject to federal income tax and/or New York state and local income tax, or may hold any portion of the fund’s assets in cash. When the fund engages in such activities, it may not achieve its investment goal.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Risk. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Retail Money Market Fund Risk. The fund is a “retail money market fund,” as such term is defined or interpreted under the rules governing money market funds. A “retail money market fund” is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. The fund may involuntarily redeem any investor who is not a natural person. The fund will provide advance notice of its intent to make any such involuntary redemption. Neither the fund nor the investment adviser will be responsible for any loss or tax liability in an investor’s account resulting from such involuntary redemption. As a “retail money market fund,” the fund is permitted to value its securities using the amortized cost method to seek to maintain a stable $1.00 share price. However, the fund may be subject to liquidity fees and/or redemption gates on fund redemptions if the fund’s liquidity falls below required minimums because of market conditions or other factors.
Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also could be low or even negative. In addition, the fund may be unable to pay expenses out of fund assets or maintain a stable $1.00 share price. Also, a change in a central bank’s monetary policy or economic conditions may result in a change in interest rates, which could have sudden and unpredictable effects on the markets. A sudden or unpredictable rise or decline in interest rates may cause volatility. Volatility in the market may decrease liquidity in the money market securities markets, making it more difficult for the fund to sell its money market investments at a time when the investment adviser might wish to sell such investments. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings.
Stable Net Asset Value Risk. If the fund or another money market fund fails to maintain a stable net asset value (or such perception exists in the market place), the fund could experience increased redemptions, which may adversely impact the fund’s share price. The fund is permitted, among other things, to reduce or withhold any income and/or gains generated from its portfolio to maintain a stable $1.00 share price.
Repurchase Agreements Risk. When the fund enters into a repurchase agreement, the fund is exposed to the risk that the other party (i.e., the counterparty) will not fulfill its contractual obligation. In a repurchase agreement, there exists the risk that, when the fund buys a security from a counterparty that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counterparty will not repurchase the security.
Credit Risk. A decline in the credit quality of an issuer, guarantor or liquidity provider of a portfolio investment or a counterparty could cause the fund to lose money or underperform. The fund could lose money if, due to a decline in credit quality, the issuer, guarantor or liquidity provider of a portfolio investment or a counterparty fails to make, or is perceived as being unable or unwilling to make, timely principal or interest payments or otherwise honor its obligations. The credit quality of the fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.
Credit and Liquidity Enhancements Risk. The fund may invest in securities with credit or liquidity enhancements provided by a bank or other financial institution, and the existence and nature of such enhancements may be a significant factor in the investment adviser’s decision-making process. Generally, these enhancements are employed by the issuers of the securities to reduce credit risk and provide enhanced or back-up liquidity for a purchaser, such as the fund. Adverse developments affecting these banks and financial institutions could therefore have a negative effect on the value of the fund’s holdings. For example, a rating agency downgrade of a credit or liquidity enhancement provider may adversely affect the value of securities held by the fund. Any decline in the value of the

14Schwab New York Municipal Money Fund | Fund Summary

securities held by the fund could cause the fund’s share price or yield to fall. To the extent that a portion of the fund’s underlying investments are enhanced by the same bank or financial institution, these risks may be increased.
Government Securities Risk. U.S. government securities include securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) or other Government-Sponsored Enterprises (GSEs)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its investment objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag the yields of other money market funds.
State Risk. The fund invests primarily in securities issued by the state of New York and its municipalities. Any reduction in the credit ratings of obligations of these issuers could adversely affect the market values and marketability of such securities, and, consequently, the value of the fund’s portfolio. Further, the fund’s share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Certain New York constitutional amendments, legislative measures, executive orders and administrative regulations could result in adverse consequences, affecting the state of New York and/or its municipalities. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, a municipality or municipal project that relies directly or indirectly on national governmental funding mechanisms may be negatively affected by the national government’s current budgetary constraints.
Investment Concentration Risk. To the extent that the fund invests a substantial portion of its assets in municipal securities financing similar projects, the fund may be more sensitive to adverse economic, business or political developments affecting those projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of materials needed for the project, or a declining need for the project, would likely affect all similar projects and the overall municipal securities market.
Taxable Determinations Risk. Some of the fund’s income could be taxable. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could become taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for investments in other types of municipal money market securities. Any defensive investments in taxable securities could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In addition, limited dealer inventories of certain securities could potentially lead to decreased liquidity. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Redemption Risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.
Money Market Fund Regulation Risk. The SEC and other regulatory agencies continue to review the regulation of money market funds. As of the date of this prospectus, the SEC has proposed amendments to the rules that govern money market funds. These proposed amendments, if implemented, may affect the fund’s investment strategies, performance, yield, expenses, operations and continued viability.

Schwab New York Municipal Money Fund | Fund Summary15

Money Market Fund Risk. The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.
Performance

The bar chart below shows how the fund’s Investor Shares investment results have varied from year to year, and the following tables show the fund’s Investor Shares and Ultra Shares average annual total returns for various periods. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/schwabfunds_prospectus or call toll-free 1-877-824-5615 for the fund’s current seven-day yield.
Annual Total Returns (%) as of 12/31

Best Quarter: 0.55% Q4 2022
Worst Quarter: 0.00% Q1 2021
Average Annual Total Returns as of 12/31/22
	1 Year	5 Years	10 Years
Investor Shares	0.92%	0.73%	0.44%
Average Annual Total Returns as of 12/31/22
	1 Year	Since Inception (9/24/20)
Ultra Shares	1.05%	0.49%
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management™
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open except when the following federal holidays are observed: Columbus Day and Veterans Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investments in the fund are intended to be limited to accounts beneficially owned by natural persons. The fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. The fund reserves the right to involuntarily redeem shares in any account that are not beneficially owned by natural persons, after providing notice.
Eligible Investors (as determined by the fund and which are limited to natural persons) may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Set forth below are the investment minimums for the fund’s share classes. The minimums may be waived for certain investors or in the fund’s sole discretion.
	Minimum Initial Investment	Minimum Additional Investment
Investor Shares	None	None
Ultra Shares	$1,000,000	$1
Tax Information

Distributions received from the fund are typically intended to be exempt from federal income and New York state and local income tax. While interest from municipal securities is generally exempt from federal income tax, some municipal securities in which the fund may invest may produce income that is subject to the AMT. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal income and New York state and local income tax. Further, any of the fund’s defensive investments in taxable securities also could generate taxable income.
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16Schwab New York Municipal Money Fund | Fund Summary

Fund Details

Because these funds invest in municipal money market securities, their dividends generally are exempt from federal income tax. In addition to producing federally tax-exempt dividends, the dividends from the Schwab AMT Tax-Free Money Fund are also generally exempt from the AMT. Dividends from the state-specific funds generally are exempt from the respective state’s income tax as well.
Money Fund Regulations

Money market funds in the United States are subject to rules governing their operation:
•
Credit quality: money market funds must invest exclusively in high-quality securities.

•
Diversification: requirements for diversification limit a fund’s exposure to any given issuer, guarantor or liquidity provider.

•
Maturity: money market funds must maintain a dollar-weighted average portfolio maturity of no more than 60 days and a dollar-weighted average life to maturity of no more than 120 days. In addition, money market funds cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

•
Liquidity: tax-exempt money market funds are subject to minimum liquidity requirements that prohibit a fund from acquiring certain types of securities if, immediately after the acquisition, the fund’s investments in weekly liquid assets would be below 30% of the fund’s total assets.

Each fund is a “retail money market fund,” as such term is defined in or interpreted under Rule 2a-7 of the Investment Company Act of 1940, as amended (1940 Act). A “retail money market fund” is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. As a “retail money market fund,” each fund is permitted to value its securities using the amortized cost method to seek to maintain a stable $1.00 share price. However, each fund has the ability to impose a liquidity fee and/or redemption gate during times of extraordinary market stress. Please see the section entitled “Information on Liquidity Fees and Redemption Gates” below for additional information.
The SEC and other regulatory agencies continue to review the regulation of money market funds. As of the date of this prospectus, the SEC has proposed amendments to the rules that govern money market funds. These proposed amendments, if implemented, may affect the fund’s investment strategies, performance, yield, expenses, operations and continued viability.
Portfolio Holdings

A description of the funds’ policies and procedures with respect to the disclosure of each fund’s portfolio securities is available in the funds’ Statement of Additional Information (SAI). Each fund posts on its website at www.schwabassetmanagement.com/schwabfunds_prospectus a list of the securities held by each fund as of the last business day of the most recent month. This list is updated within 5 business days after the end of each month and remains available online for at least six months after the initial posting. In addition, not later than 5 business days after the end of each calendar month, each fund files a schedule of information regarding its portfolio holdings and other information about the fund as of the last day of that month with the SEC on Form N-MFP. These filings are publicly available immediately upon filing on the SEC’s website at www.sec.gov. A link to each fund’s Form N-MFP filings on the SEC’s website is available at www.schwabassetmanagement.com/schwabfunds_prospectus.
Schwab Municipal Money Funds | Fund Details17

Financial Highlights

This section provides further details about the financial history of each share class of each fund for the past five years, if available. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in a fund would have earned or lost during a given period, assuming all distributions were reinvested. This information for fiscal years/periods ended December 31, 2018 and December 31, 2019 has been audited by the funds’ prior independent registered public accounting firm. The information for the fiscal years/periods ended December 31, 2020 through December 31, 2022 has been audited by Deloitte & Touche LLP (Deloitte). Deloitte’s full report is included in each fund’s annual report (see back cover).
18Schwab Municipal Money Funds | Financial Highlights

Schwab AMT Tax-Free Money Fund

Investor Shares	1/1/22– 12/31/22	1/1/21– 12/31/21	1/1/20– 12/31/20	1/1/19– 12/31/19	1/1/18– 12/31/18
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)(1)	0.01	0.00(2)	0.00(2)	0.01	0.01
Net realized and unrealized gains (losses)	(0.00)(2)	0.00(2)	0.00(2)	0.00(2)	(0.00)(2)
Total from investment operations	0.01	0.00(2)	0.00(2)	0.01	0.01
Less distributions:
Distributions from net investment income	(0.01)	(0.00)(2)	(0.00)(2)	(0.01)	(0.01)(3)
Distributions from net realized gains	—	(0.00)(2)	—	—	—
Total distributions	(0.01)	(0.00)(2)	(0.00)(2)	(0.01)	(0.01)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.90%	0.02%	0.34%	1.19%	1.20%(3)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.31%(4)(5)	0.11%(5)	0.31%(5)(6)	0.35%	0.35%
Gross operating expenses	0.37%(4)	0.37%	0.49%	0.52%	0.51%
Net investment income (loss)	1.01%	0.01%	0.38%	1.17%	1.14%
Net assets, end of period (x 1,000,000)	$875	$644	$835	$1,273	$1,128
Ultra Shares	1/1/22– 12/31/22	1/1/21– 12/31/21	9/24/20(7) – 12/31/20
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)(1)	0.01	0.00(2)	0.00(2)
Net realized and unrealized gains (losses)	(0.00)(2)	0.00(2)	0.00(2)
Total from investment operations	0.01	0.00(2)	0.00(2)
Less distributions:
Distributions from net investment income	(0.01)	(0.00)(2)	(0.00)(2)
Distributions from net realized gains	—	(0.00)(2)	—
Total distributions	(0.01)	(0.00)(2)	(0.00)(2)
Net asset value at end of period	$1.00	$1.00	$1.00
Total return	1.03%	0.02%	0.01%(8)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.19%(4)(5)	0.11%(5)	0.19%(5)(9)
Gross operating expenses	0.22%(4)	0.22%	0.22%(9)
Net investment income (loss)	1.50%	0.01%	0.02%(9)
Net assets, end of period (x 1,000,000)	$967	$161	$229
?
(1)
Calculated based on the average shares outstanding during the period.

(2)
Per-share amount was less than $0.005.

(3)
These amounts include a non-recurring special distribution. The effect on the distributions from net investment income was less than $0.005 and the effect on the total return was 0.07%.

?
(4)
Ratio includes less than 0.005% of non-routine proxy expenses.

(5)
Reflects the effect of a voluntary yield waiver in excess of the contractual expense limitation.

?
(6)
Effective September 24, 2020, the contractual expense limitation changed. The ratio presented for period ended December 31, 2020 is a blended ratio.

(7)
Commencement of operations.

(8)
Not annualized.

(9)
Annualized.

Schwab Municipal Money Funds | Financial Highlights19

Schwab Municipal Money Fund

Investor Shares	1/1/22– 12/31/22	1/1/21– 12/31/21	1/1/20– 12/31/20	1/1/19– 12/31/19	1/1/18– 12/31/18
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)(1)	0.01	0.00(2)	0.00(2)	0.01	0.01
Net realized and unrealized gains (losses)	0.00(2)	0.00(2)	0.00(2)	0.00(2)	(0.00)(2)
Total from investment operations	0.01	0.00(2)	0.00(2)	0.01	0.01
Less distributions:
Distributions from net investment income	(0.01)	(0.00)(2)	(0.00)(2)	(0.01)	(0.01)
Distributions from net realized gains	(0.00)(2)	(0.00)(2)	—	—	—
Total distributions	(0.01)	(0.00)(2)	(0.00)(2)	(0.01)	(0.01)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.92%	0.02%	0.35%	1.20%	1.15%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.32%(3)(4)	0.11%(4)	0.29% (4)(5)	0.34%	0.34%
Gross operating expenses	0.35%(3)	0.35%	0.45%	0.48%	0.48%
Net investment income (loss)	1.07%	0.01%	0.35%	1.19%	1.17%
Net assets, end of period (x 1,000,000)	$2,954	$1,597	$2,041	$2,674	$2,735
Ultra Shares	1/1/22– 12/31/22	1/1/21– 12/31/21	1/1/20– 12/31/20	1/1/19– 12/31/19	1/1/18– 12/31/18
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)(1)	0.01	0.00(2)	0.00(2)	0.01	0.01
Net realized and unrealized gains (losses)	0.00(2)	0.00(2)	0.00(2)	0.00(2)	(0.00)(2)
Total from investment operations	0.01	0.00(2)	0.00(2)	0.01	0.01
Less distributions:
Distributions from net investment income	(0.01)	(0.00)(2)	(0.00)(2)	(0.01)	(0.01)
Distributions from net realized gains	(0.00)(2)	(0.00)(2)	—	—	—
Total distributions	(0.01)	(0.00)(2)	(0.00)(2)	(0.01)	(0.01)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.05%	0.02%	0.44%	1.35%	1.30%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.19%(3)(4)	0.11%(4)	0.19%(4)(5)	0.19%	0.19%
Gross operating expenses	0.20%(3)	0.20%	0.30%	0.33%	0.33%
Net investment income (loss)	1.18%	0.01%	0.45%	1.33%	1.31%
Net assets, end of period (x 1,000,000)	$11,582	$6,405	$9,948	$13,010	$12,748
?
(1)
Calculated based on the average shares outstanding during the period.

(2)
Per-share amount was less than $0.005.

?
(3)
Ratio includes less than 0.005% of non-routine proxy expenses.

(4)
Reflects the effect of a voluntary yield waiver in excess of the contractual expense limitation.

?
(5)
Effective September 24, 2020, the contractual expense limitation changed. The ratio presented for period ended December 31, 2020 is a blended ratio.

20Schwab Municipal Money Funds | Financial Highlights

Schwab California Municipal Money Fund

Investor Shares	1/1/22– 12/31/22	1/1/21– 12/31/21	1/1/20– 12/31/20	1/1/19– 12/31/19	1/1/18– 12/31/18
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)(1)	0.01	0.00(2)	0.00(2)	0.01	0.01
Net realized and unrealized gains (losses)	0.00(2)	0.00(2)	0.00(2)	0.00(2)	0.00(2)
Total from investment operations	0.01	0.00(2)	0.00(2)	0.01	0.01
Less distributions:
Distributions from net investment income	(0.01)	(0.00)(2)	(0.00)(2)	(0.01)	(0.01)(3)
Distributions from net realized gains	(0.00)(2)	(0.00)(2)	(0.00)(2)	(0.00)(2)	(0.00)(2)
Total distributions	(0.01)	(0.00)(2)	(0.00)(2)	(0.01)	(0.01)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.87%	0.03%	0.32%	1.10%	1.10%(3)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.30%(4)(5)	0.10%(5)	0.28%(5)(6)	0.35%	0.35%
Gross operating expenses	0.35%(4)	0.35%	0.46%	0.49%	0.49%
Net investment income (loss)	0.92%	0.01%	0.37%	1.08%	1.12%
Net assets, end of period (x 1,000,000)	$2,604	$2,224	$3,405	$6,168	$5,526
Ultra Shares	1/1/22– 12/31/22	1/1/21– 12/31/21	9/24/20(7) – 12/31/20
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)(1)	0.01	0.00(2)	0.00(2)
Net realized and unrealized gains (losses)	0.00(2)	0.00(2)	0.00(2)
Total from investment operations	0.01	0.00(2)	0.00(2)
Less distributions:
Distributions from net investment income	(0.01)	(0.00)(2)	(0.00)(2)
Distributions from net realized gains	(0.00)(2)	(0.00)(2)	(0.00)(2)
Total distributions	(0.01)	(0.00)(2)	(0.00)(2)
Net asset value at end of period	$1.00	$1.00	$1.00
Total return	0.99%	0.03%	0.01%(8)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.19%(4)(5)	0.09%(5)	0.16%(5)(9)
Gross operating expenses	0.20%(4)	0.20%	0.20%(9)
Net investment income (loss)	1.45%	0.01%	0.01%(9)
Net assets, end of period (x 1,000,000)	$5,456	$778	$375
?
(1)
Calculated based on the average shares outstanding during the period.

(2)
Per-share amount was less than $0.005.

(3)
These amounts include a non-recurring special distribution. The effect on the distributions from net investment income was less than $0.005 and the effect on the total return was 0.01%.

?
(4)
Ratio includes less than 0.005% of non-routine proxy expenses.

(5)
Reflects the effect of a voluntary yield waiver in excess of the contractual expense limitation.

?
(6)
Effective September 24, 2020, the contractual expense limitation changed. The ratio presented for period ended December 31, 2020 is a blended ratio.

(7)
Commencement of operations.

(8)
Not annualized.

(9)
Annualized.

Schwab Municipal Money Funds | Financial Highlights21

Schwab New York Municipal Money Fund

Investor Shares	1/1/22– 12/31/22	1/1/21– 12/31/21	1/1/20– 12/31/20	1/1/19– 12/31/19	1/1/18– 12/31/18
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)(1)	0.01	0.00(2)	0.00(2)	0.01	0.01
Net realized and unrealized gains (losses)	(0.00)(2)	0.00(2)	0.00(2)	0.00(2)	(0.00)(2)
Total from investment operations	0.01	0.00(2)	0.00(2)	0.01	0.01
Less distributions:
Distributions from net investment income	(0.01)	(0.00)(2)	(0.00)(2)	(0.01)	(0.01)(3)
Distributions from net realized gains	—	(0.00)(2)	(0.00)(2)	—	—
Total distributions	(0.01)	(0.00)(2)	(0.00)(2)	(0.01)	(0.01)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.92%	0.06%	0.34%	1.18%	1.16%(3)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.31%(4)(5)	0.12%(5)	0.30%(5)(6)	0.35%	0.35%
Gross operating expenses	0.37%(4)	0.38%	0.49%	0.51%	0.52%
Net investment income (loss)	1.05%	0.01%	0.43%	1.16%	1.16%
Net assets, end of period (x 1,000,000)	$702	$470	$668	$1,466	$1,126
Ultra Shares	1/1/22– 12/31/22	1/1/21– 12/31/21	9/24/20(7) – 12/31/20
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)(1)	0.01	0.00(2)	0.00(2)
Net realized and unrealized gains (losses)	(0.00)(2)	0.00(2)	0.00(2)
Total from investment operations	0.01	0.00(2)	0.00(2)
Less distributions:
Distributions from net investment income	(0.01)	(0.00)(2)	(0.00)(2)
Distributions from net realized gains	—	(0.00)(2)	(0.00)(2)
Total distributions	(0.01)	(0.00)(2)	(0.00)(2)
Net asset value at end of period	$1.00	$1.00	$1.00
Total return	1.05%	0.06%	0.02%(8)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.19%(4)(5)	0.12%(5)	0.19%(9)
Gross operating expenses	0.22%(4)	0.23%	0.22%(9)
Net investment income (loss)	1.60%	0.01%	0.03%(9)
Net assets, end of period (x 1,000,000)	$1,058	$98	$119
?
(1)
Calculated based on the average shares outstanding during the period.

(2)
Per-share amount was less than $0.005.

(3)
Amounts include special distributions. For the periods ended December 31, 2018 and December 31, 2017, the effects on the distributions from net investment income were less than $0.005 and $0.005, respectively, and the effects on total returns were 0.04% and 0.08%, respectively.

?
(4)
Ratio includes less than 0.005% of non-routine proxy expenses.

(5)
Reflects the effect of a voluntary yield waiver in excess of the contractual expense limitation.

?
(6)
Effective September 24, 2020, the contractual expense limitation changed. The ratio presented for period ended December 31, 2020 is a blended ratio.

(7)
Commencement of operations.

(8)
Not annualized.

(9)
Annualized.

22Schwab Municipal Money Funds | Financial Highlights

Fund Management

The investment adviser for the funds is Charles Schwab Investment Management, Inc., dba Schwab Asset Management, 211 Main Street, San Francisco, CA 94105. The investment adviser was founded in 1989 and as of February 28, 2023, managed approximately $829.9 billion in assets.
The investment adviser oversees the asset management and administration of the funds. As compensation for these services, the investment adviser receives a management fee from each fund. For the 12 months ended December 31, 2022, these fees were 0.16% for the Schwab AMT Tax-Free Money Fund, 0.17% for the Schwab Municipal Money Fund, 0.18% for the Schwab California Municipal Money Fund and 0.16% for the Schwab New York Municipal Money Fund. These figures, which are expressed as a percentage of each fund’s average daily net assets, represent the actual amounts paid, including the effects of reductions. Reductions include any contractual or voluntary waivers or reimbursements. Any applicable contractual expense limitation is described in the Fund Summary section. In addition to any contractual expense limitation for the funds, the investment adviser and/or its affiliates also may voluntarily waive and/or reimburse expenses in excess of their current fee waiver and reimbursement commitment to the extent necessary to maintain a non-negative net yield for a share class.
A discussion regarding the basis for the Board of Trustees’ approval of the funds’ investment advisory agreement is available in each fund’s 2022 semiannual report, which covers the period from January 1, 2022 through June 30, 2022.
Schwab Municipal Money Funds | Fund Management23

Investing in the Funds

In this section, you will find information on buying, selling and exchanging shares. Eligible Investors may only invest in a fund through an intermediary by placing orders through your brokerage account at Schwab or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the fund (intermediary orders). You also will see how to choose a distribution option for your investment. These pages include helpful information on taxes as well.
The funds generally are not registered for sale in jurisdictions outside the United States and are intended for purchase by persons residing in the United States. A person is considered resident in the United States if at the time of the investment (i) the account has an address of record in the United States or a U.S. territory (including APO/FPO/DPO) and (ii) all account owners are resident in the United States or a U.S. territory and have a valid U.S. taxpayer identification number. If an existing account is updated to reflect a non-U.S. address, the account may be restricted from making additional investments.
Municipal money funds are generally not appropriate investments for IRAs and other tax-deferred accounts. Please consult with your tax advisor about your situation.
Exchanges from a fund into a permissible Schwab Fund may be subject to a liquidity fee imposed by the fund or exchanges may be prevented if a fund has imposed a redemption gate.
Each of the funds is a retail money market fund. Under Rule 2a-7 of the 1940 Act, a “retail money market fund” is defined as a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons, which means that a retail money market fund’s shares can be held only by individual investors (Eligible Investors).
Natural persons may invest in the funds through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; individual retirement accounts; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; Archer medical savings account plans; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts having an institutional decision maker with ultimate investment authority held by the natural person beneficial owner (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).
Investing Through a Financial Intermediary

Placing Orders Through Your Intermediary
When you place orders through Schwab or another intermediary, you are not placing your orders directly with a fund, and you must follow Schwab’s or the other intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial and subsequent investment requirements, exchange policies, fund choices, and cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the funds, and the intermediary may require its customers to pay a commission when transacting in fund shares. These additional fees will vary between intermediaries and may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.
Only certain intermediaries are authorized to accept orders on behalf of a fund. If your fund shares are no longer held by an authorized intermediary, a fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders.
Buying, Selling, Exchanging and Converting Shares Through an Intermediary
To purchase, redeem, exchange or convert shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares. You may not purchase, redeem, exchange or convert shares held in your intermediary account directly with a fund.
When selling or exchanging shares, you should be aware of the following fund policies:
24Schwab Municipal Money Funds | Investing in the Funds

•
For accounts held through a financial intermediary, each fund typically expects to pay sale proceeds to the financial intermediary for payment to redeeming shareholders within two business days following receipt of a shareholder redemption order; however, each fund may take up to seven days to pay sale proceeds.

•
Each fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses and taxable gains in converting these securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.

•
Exchange orders are limited to Schwab Funds (that are not Sweep Investments®) and must meet the minimum investment and other requirements for the fund and share class, if applicable, into which you are exchanging.

•
You should obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

•
Conversion orders are limited to other shares classes of your Fund (that are not Sweep Investments®), and must meet the minimum investment and other requirements for the share class into which you are exchanging.

Investing Directly with the Funds

Placing Direct Orders
Investors generally may not purchase shares directly from the funds’ transfer agent, BNY Mellon Investment Servicing (US) Inc. The funds reserve the right to accept direct purchases from certain eligible shareholders (Eligible Shareholders) and to suspend the privilege of directly purchasing additional shares of the funds at any time.
Financial intermediaries and Eligible Shareholders may contact the transfer agent by telephone at 1-877-332-2371.
Share Price

The funds are open for business each day that the NYSE is open except when the following federal holidays are observed: Columbus Day and Veterans Day. The funds calculate their share prices each business day, as of the close of the NYSE (generally 4:00 p.m. Eastern Time). If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, each fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
A fund’s share price is its net asset value (NAV) per share, which is the fund’s net assets divided by the number of its shares outstanding. The funds seek to maintain a stable NAV per share of $1.00.
Orders that are received in good order are executed at the next NAV to be calculated. Orders to buy shares that are accepted no later than the close of a fund (generally 4:00 p.m. Eastern Time) generally will receive the next business day’s dividend. Orders to sell or exchange shares that are accepted and executed no later than the close of a fund on a given day generally will receive that day’s dividend.
The funds value their investment holdings on the basis of amortized cost (cost plus any discount, or minus any premium, accrued since purchase). Many money market funds use this method to calculate NAV.
Additional Policies Affecting Your Investment

Each Fund Reserves Certain Rights, including the following:
•
To involuntarily redeem your shares after providing 60 days’ written notice if you do not satisfy the eligibility requirements for a retail money market fund (i.e., you are not a natural person).

•
To deny purchase of fund shares to investors who do not satisfy the eligibility requirements to invest in a retail money market fund (i.e., investor is not a natural person).

•
To temporarily reduce or suspend dividend payments in an effort to maintain a fund’s stable $1.00 share price.

•
To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.

•
To change or waive a fund’s investment minimums.

Schwab Municipal Money Funds | Investing in the Funds25

•
To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC, such as to facilitate an orderly liquidation of a fund.

•
To withdraw or suspend any part of the offering made by this prospectus.

•
To impose a liquidity fee and/or redemption gate (as discussed below).

Investment Minimums
Choose a fund and a share class. Your choice may depend on the amount of your investment. Each fund offers two share classes. You may convert your Investor Shares into Ultra Shares at any time if your account balance in a fund is at least $1,000,000. You must contact a fund, Schwab or your other intermediary to request an interclass exchange of your shares — conversion is not automatic. Not all share classes may be available through financial intermediaries other than Schwab.
	Minimum Initial Investment	Minimum Additional Investment
Schwab AMT Tax-Free Money Fund
Investor Shares	None	None
Ultra Shares	$1,000,000	$1
Schwab Municipal Money Fund
Investor Shares	None	None
Ultra Shares	$1,000,000	$1
Schwab California Municipal Money Fund
Investor Shares	None	None
Ultra Shares	$1,000,000	$1
Schwab New York Municipal Money Fund
Investor Shares	None	None
Ultra Shares	$1,000,000	$1
These minimums may be waived for certain retirement plans and plan participants, and for certain investment programs, or in a fund’s sole discretion.
Options for Fund Distributions
Choose an option for fund distributions. When placing orders through an intermediary, you will select from the options for fund distributions provided by your intermediary. You should consult with your financial intermediary to discuss available options.
Information on Liquidity Fees and Redemption Gates
Pursuant to Rule 2a-7 under the 1940 Act, the Board of Trustees (Board) is permitted to impose a liquidity fee on redemptions from a fund (up to 2%) or a redemption gate to temporarily restrict redemptions from each fund up to 10 business days (in any 90-day period) in the event that a fund’s “weekly liquid assets” fall below certain designated thresholds. Weekly liquid assets generally include cash; direct obligations of the U.S. government; certain other U.S. government or agency securities; securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; and amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.
If a fund’s weekly liquid assets fall below 30% of a fund’s total assets, the Board is permitted, but not required, to: (i) impose a liquidity fee of no more than 2% of the amount redeemed; and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If a fund’s weekly liquid assets fall below 10% of a fund’s total assets, a fund will impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Board determines that such a fee would not be in the best interests of the fund or determines that a lower or higher fee (subject to the 2% limit) would be in the best interests of the fund.
Liquidity fees and redemption gates are most likely to be imposed during times of extraordinary market stress. Additionally, the Board generally expects that a liquidity fee or redemption gate would be imposed, if at all, after a fund has notified financial intermediaries and shareholders that a liquidity fee or redemption gate will be imposed (generally, as of the beginning of the next business day following the announcement that a fund will impose a liquidity fee or redemption gate). The imposition and termination of a liquidity fee or redemption gate will be reported by a fund to the SEC on Form N-CR. Such information will also be available on the fund’s website (www.schwabassetmanagement.com). In addition, the fund will make such announcements through a supplement to this prospectus and may make such announcements through a press release or by other means.
Liquidity fees would reduce the amount you receive upon redemption of your shares. A fund retains the liquidity fees for the benefit of remaining shareholders. Any redemption requests submitted while a redemption gate is in place will be cancelled without further notice. A new redemption request must be submitted to the fund if you wish to redeem your shares after the redemption gate has been lifted. For more information, please see “Purchasing and Redeeming Shares of the Fund — Liquidity Fees and Gates” in the SAI.
26Schwab Municipal Money Funds | Investing in the Funds

Payments by the Investment Adviser or its Affiliates
The investment adviser or its affiliates make payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, insurance companies, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in fund shares. These payments or discounts are separate from, and may be in addition to, any shareholder service fees or other administrative fees the funds may pay to those intermediaries. The investment adviser or its affiliates also make payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries in connection with certain activities or services which may facilitate, directly or indirectly, investment in the funds. These payments may relate to marketing and/or fund promotion activities and presentations, educational training programs, conferences, the development and support of technology platforms and/or reporting systems, data analytics and support, or making shares of the funds available to their customers. These payments, which may be significant, are paid by the investment adviser or its affiliates out of their own resources and not from the assets of the funds.
Payments to a financial intermediary may create potential conflicts of interest between the intermediary and its clients as the payments may provide such intermediary with an incentive to favor sales of shares of the funds over other investment options they make available to their customers. Please see the SAI for additional information.
Shareholder Servicing and Sweep Administration Plan
The Board has adopted a Shareholder Servicing and Sweep Administration Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Schwab (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds), and a fund will pay no more than the amount in the table below, calculated based on the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Fund	Shareholder Servicing Fee
Schwab AMT Tax-Free Money Fund – Investor Shares	0.15%
Schwab AMT Tax-Free Money Fund – Ultra Shares	0.00%
Schwab Municipal Money Fund – Investor Shares	0.15%
Schwab Municipal Money Fund – Ultra Shares	0.00%
Schwab California Municipal Money Fund – Investor Shares	0.15%
Schwab California Municipal Money Fund – Ultra Shares	0.00%
Schwab New York Municipal Money Fund – Investor Shares	0.15%
Schwab New York Municipal Money Fund – Ultra Shares	0.00%
Policy Regarding Short-Term or Excessive Trading
Each fund’s Board has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares. However, the funds are money market funds and seek to provide shareholders current income, liquidity and a stable net asset value of $1.00 per share. In addition, the funds are designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expect shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the funds’ investments, and money market instruments in general, and the funds’ intended purpose to serve as a short-term investment vehicle for shareholders, these funds do not monitor or limit shareholder purchases and redemptions of fund shares. However, the funds’ policies and procedures do provide each fund with the right to reject any purchase or exchange orders by any investor for any reason, including orders which appear to be associated with market timing activities.
Methods to Meet Redemptions
Under normal market conditions, each fund expects to meet redemption orders by using holdings of cash/cash equivalents or by the sale of portfolio investments. In unusual or stressed market conditions or as the investment adviser determines appropriate, each fund may borrow through the fund’s bank lines of credit or through the fund’s interfund lending facility to meet redemption requests. Each fund may also utilize its custodian overdraft facility to meet redemptions, if necessary. Each fund also reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may be subject to market risk and you may incur transaction expenses and taxable gains in converting the securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.
Schwab Municipal Money Funds | Investing in the Funds27

Large Shareholder Redemptions
Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of a fund’s shares. Redemptions by these shareholders of their holdings in a fund or large redemptions by several shareholders may impact the fund’s liquidity and NAV. These redemptions may also force a fund to sell securities, which may negatively impact the fund’s brokerage costs.
Customer Identification and Verification and Anti-Money Laundering Program
Customer identification and verification is part of each fund’s overall obligation to deter money laundering under federal law. Each fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the fund from being used for money laundering or the financing of terrorist activities. In this regard, the funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of a fund or in cases when a fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a fund is required to withhold such proceeds.
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.
Your financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial intermediary is required to collect documents that will be used solely to establish and verify your identity.
Each fund reserves the right to close and/or liquidate your account at the then-current day’s price if the fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.
Distributions and Taxes

Any investment in the funds typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Please see the SAI for additional information. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service website at www.irs.gov.
As a shareholder, you are entitled to your share of the dividends a fund earns. Each fund distributes to its shareholders substantially all of its net investment income. Each fund declares a dividend every business day, based on its determination of its net investment income. The funds pay their dividends on the 15th of each month (or next business day, if the 15th is not a business day), except that in December dividends are paid on the last business day of the month. If your daily dividend is less than $0.01, you may not receive a dividend payment. To receive a dividend distribution, you must be a registered shareholder on the date that dividends are declared. Dividend distributions are paid to shareholders on the payable date. Although the funds do not typically intend to distribute any capital gains, certain funds have done so in the past and it cannot be guaranteed by the funds that they will not make any capital gains distributions for any given year.
Some funds may have tax consequences. The Schwab AMT Tax-Free Money Fund’s and Schwab Municipal Money Fund’s dividends typically are exempt from federal income tax, but are subject to state and local personal income taxes.
Dividends from the state-specific funds typically are exempt from federal and the respective state’s income taxes. Each fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Taxable income dividends generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash. The sale or exchange of your fund shares may have tax consequences to you if you do not hold your shares in a tax-advantaged account, but no capital gain or loss to a shareholder is anticipated because the funds seek to maintain a stable $1.00 share price.
While interest from municipal securities generally is exempt from federal income tax, some securities in which certain of the funds may invest may produce income that is subject to the AMT. To the extent that a fund invests in these securities, shareholders who are subject to the AMT may have to pay this tax on some or all dividends received from that fund. Any fund’s defensive investments in taxable securities and securities whose interest is subject to the AMT could generate taxable income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
28Schwab Municipal Money Funds | Investing in the Funds

A fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.
Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (unless a lower treaty rate applies) on amounts treated as taxable ordinary dividends from a fund, as discussed in more detail in the SAI. Furthermore, the funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.
A liquidity fee imposed by a fund will reduce the amount you will receive upon the redemption of your shares, and will decrease the amount of any capital gains or increase the amount of any capital loss you will recognize from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service. If a fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time.
At the beginning of every year, the funds provide shareholders with information detailing the tax status of any dividend a fund declared during the previous calendar year. Schwab customers also receive information on dividends and transactions in their monthly account statements.
Schwab Municipal Money Funds | Investing in the Funds29

Prospectus | April 28, 2023
Schwab Municipal Money Funds

To Learn More
This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:
Annual and semiannual reports, which are sent to current fund investors, contain more information about the funds’ holdings and detailed financial information about the funds. Annual reports also contain information from the funds’ manager(s) about strategies, recent market conditions and trends and their impact on fund performance during the funds’ last fiscal period.
The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.
For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds at 1-877-824-5615. In addition, you may visit the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus for a free copy of a prospectus, SAI or an annual or semiannual report.
The SAI, the funds’ annual and semiannual reports and other related materials are available from the EDGAR Database on the SEC’s website (www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov.
SEC File Number
The Charles Schwab Family of Funds 811‑05954	REG13854-28

Prospectus | April 28, 2023
Schwab Funds®

Schwab® Variable Share Price Money Fund
Ultra Shares	SVUXX
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Schwab Variable Share Price Money Fund

Schwab® Variable Share Price Money Fund
Ticker Symbol:	Ultra Shares: SVUXX

Investment Objective

The fund’s goal is to seek current income consistent with stability of capital and liquidity. The fund’s investment objective is not fundamental and therefore may be changed by the fund’s Board of Trustees without shareholder approval.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
Ultra Shares
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.19
Distribution (12b-1) fees	None
Other expenses	0.02
Total annual fund operating expenses	0.21
Less expense reduction	(0.02)
Total annual fund operating expenses after expense reduction(1)	0.19

(1)
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the Ultra Shares to 0.19% for so long as the investment adviser serves as the adviser to the fund (contractual expense limitation agreement). This contractual expense limitation agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
	1 Year	3 Years	5 Years	10 Years
Ultra Shares	$19	$61	$107	$243
Principal Investment Strategies

The fund is a money market fund that is designed to serve as a complementary product to traditional stable share price money market funds. Unlike a traditional stable share price money market fund, the fund will not use the amortized cost method of valuation or round the per share net asset value (NAV) to the nearest whole cent and does not seek to maintain a stable share price. As a result, the fund’s share price, which is its NAV, will vary and reflect the effects of unrealized appreciation and depreciation and realized losses and gains.
To pursue its goal, the fund invests in high-quality short-term money market investments issued by U.S. and foreign issuers, such as:
•
commercial paper, including asset-backed commercial paper

•
promissory notes

•
certificates of deposit and time deposits

•
variable- and floating-rate debt securities

•
bank notes and bankers’ acceptances

•
repurchase agreements

•
obligations that are issued by the U.S. government, its agencies or instrumentalities, including obligations that are not guaranteed by the U.S. Treasury, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) (U.S. government securities)

All of these investments will be denominated in U.S. dollars, including those that are issued by foreign issuers. Obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities are considered U.S. government securities under the rules that govern money market funds. Certain of the fund’s securities are subject to credit or liquidity enhancements, which are designed to provide incremental levels of creditworthiness or liquidity.
The fund may engage in repurchase agreement transactions that are collateralized by cash or U.S. government securities. In addition, the fund may engage in repurchase agreement transactions that are collateralized by money market instruments, debt securities, loan participations or other securities, including equity securities and securities that are rated below investment grade or their unrated equivalents as determined by the investment adviser.
In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s investment objective and credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money market funds.
For temporary defensive purposes during unusual market conditions, the fund may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments.

Schwab Variable Share Price Money Fund | Fund Summary1

The investment adviser’s credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund’s holdings or its average maturity based on actual or anticipated changes in credit quality or market dynamics, such as interest rates.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Risk. You could lose money by investing in the fund. Because the share price of the fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also could be low or even negative. In addition, the fund may be unable to pay expenses out of fund assets. Also, a change in a central bank’s monetary policy or economic conditions may result in a change in interest rates, which could have sudden and unpredictable effects on the markets. A sudden or unpredictable rise or decline in interest rates may cause volatility. Volatility in the market may decrease liquidity in the money market securities markets, making it more difficult for the fund to sell its money market investments at a time when the investment adviser might wish to sell such investments. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings.
Repurchase Agreements Risk. When the fund enters into a repurchase agreement, the fund is exposed to the risk that the other party (i.e., the counterparty) will not fulfill its contractual obligation. In a repurchase agreement, there exists the risk that, when the fund buys a security from a counterparty that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counterparty will not repurchase the security. These risks are magnified to the extent that a repurchase agreement is secured by collateral other than cash and government securities, such as debt securities, equity securities and high-yield securities that are rated below investment grade (also referred to as junk bonds) (Alternative Collateral). High-yield securities that are used as Alternative Collateral are subject to greater levels of credit and liquidity risk, and are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Alternative Collateral may be subject to greater price volatility and may be more volatile or less liquid than other types of collateral, increasing the risk that the fund will be unable to recover fully in the event of a counterparty’s default.
Credit Risk. A decline in the credit quality of an issuer, guarantor or liquidity provider of a portfolio investment or a counterparty could cause the fund to lose money or underperform. The fund could lose money if, due to a decline in credit quality, the issuer, guarantor or liquidity provider of a portfolio investment or a counterparty fails to make, or is perceived as being unable or unwilling to make, timely principal or interest payments or otherwise honor its obligations. Even though the fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the fund if the other party should default on its obligations and the fund is delayed or prevented from recovering or disposing of the collateral. The credit quality of the fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.
Certain U.S. government securities that the fund invests in are not backed by the full faith and credit of the U.S. government, which means they are neither issued nor guaranteed by the U.S. Treasury. Although maintained in conservatorship by the Federal Housing Finance Agency (FHFA) since September 2008, Fannie Mae and Freddie Mac maintain only lines of credit with the U.S. Treasury. The Federal Home Loan Banks maintain limited access to credit lines from the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the fund owns do not extend to the shares of the fund itself.
Credit and Liquidity Enhancements Risk. The fund may invest in securities with credit or liquidity enhancements provided by a bank or other financial institution, and the existence and nature of such enhancements may be a significant factor in the investment adviser’s decision-making process. Generally, these enhancements are employed by the issuers of the securities to reduce credit risk and provide enhanced or back-up liquidity for a purchaser, such as

2Schwab Variable Share Price Money Fund | Fund Summary

the fund. Adverse developments affecting these banks and financial institutions could therefore have a negative effect on the value of the fund’s holdings. For example, a rating agency downgrade of a credit or liquidity enhancement provider may adversely affect the value of securities held by the fund. Any decline in the value of the securities held by the fund could cause the fund’s share price or yield to fall. To the extent that a portion of the fund’s underlying investments are enhanced by the same bank or financial institution, these risks may be increased.
Foreign Investment Risk. Although the fund may invest only in U.S. dollar-denominated securities, the fund’s investments in securities of foreign issuers or securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities of U.S. issuers or securities with credit or liquidity enhancements provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.
Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its investment objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag the yields of other money market funds.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In addition, limited dealer inventories of certain securities could potentially lead to decreased liquidity. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Redemption Risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. This could cause the fund to be unable to pay redemption proceeds within a short period of time.
Variable NAV Risk. The fund does not maintain a stable NAV per share. The value of the fund’s shares will be calculated to four decimal places and will fluctuate with changes in the values of the fund’s portfolio securities. You could lose money by investing in the fund.
Money Market Fund Regulation Risk. The SEC and other regulatory agencies continue to review the regulation of money market funds. As of the date of this prospectus, the SEC has proposed amendments to the rules that govern money market funds. These proposed amendments, if implemented, may affect the fund’s investment strategies, performance, yield, expenses, operations and continued viability.
Money Market Fund Risk. The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.
Performance

The bar chart below shows how the fund’s Ultra Shares investment results have varied from year to year, and the following table shows the fund’s Ultra Shares average annual total returns for various periods. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/schwabfunds_prospectus or call toll-free 1-877-824-5615 for the fund’s current seven-day yield.
Annual Total Returns (%) as of 12/31

Best Quarter: 0.93% Q4 2022
Worst Quarter: (0.02%) Q1 2022
Average Annual Total Returns as of 12/31/22
	1 Year	5 Years	Since Inception (2/25/16)
Ultra Shares	1.64%	1.27%	1.12%

Schwab Variable Share Price Money Fund | Fund Summary3

Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management™
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open except when the following federal holidays are observed: Columbus Day and Veterans Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Set forth below are the investment minimums for the Ultra Shares of the fund. The minimums may be waived for certain investors or in the fund’s sole discretion.
	Minimum Initial Investment	Minimum Additional Investment
Ultra Shares	$1,000,000	$1
Tax Information

Distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4Schwab Variable Share Price Money Fund | Fund Summary

Fund Details

Money Fund Regulations

Money market funds in the United States are subject to rules governing their operation:
•
Credit quality: money market funds must invest exclusively in high-quality securities.

•
Diversification: requirements for diversification limit the fund’s exposure to any given issuer, guarantor or liquidity provider.

•
Maturity: money market funds must maintain a dollar-weighted average portfolio maturity of no more than 60 days and a dollar-weighted average life to maturity of no more than 120 days. In addition, money market funds cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

•
Liquidity: taxable money market funds are subject to minimum liquidity requirements that prohibit a fund from acquiring certain types of securities if, immediately after the acquisition, the fund’s investments in daily or weekly liquid assets would be below 10% or 30%, respectively, of the fund’s total assets.

Consistent with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act), the fund is permitted to impose a liquidity fee and/or redemption gate during times of extraordinary market stress. Please see the section entitled “Information on Liquidity Fees and Redemption Gates” below for additional information.
The SEC and other regulatory agencies continue to review the regulation of money market funds. As of the date of this prospectus, the SEC has proposed amendments to the rules that govern money market funds. These proposed amendments, if implemented, may affect the fund’s investment strategies, performance, yield, expenses, operations and continued viability.
Portfolio Holdings

A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s Statement of Additional Information (SAI). The fund posts on its website at www.schwabassetmanagement.com/schwabfunds_prospectus a list of the securities held by the fund as of the last business day of the most recent month. This list is updated within 5 business days after the end of each month and remains available online for at least six months after the initial posting. In addition, not later than 5 business days after the end of each calendar month, the fund files a schedule of information regarding its portfolio holdings and other information about the fund as of the last day of that month with the SEC on Form N-MFP. These filings are publicly available immediately upon filing on the SEC’s website at www.sec.gov. A link to the fund’s Form N-MFP filings on the SEC’s website is available at www.schwabassetmanagement.com/schwabfunds_prospectus.
Schwab Variable Share Price Money Fund | Fund Details5

Financial Highlights

This section provides further details about the fund’s financial history for the past five years. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The information for fiscal years ended December 31, 2018 and December 31, 2019 has been audited by the fund’s prior independent registered public accounting firm. The information for the fiscal years ended December 31, 2020 through December 31, 2022 has been audited by Deloitte & Touche LLP (Deloitte). Deloitte’s full report is included in the fund’s annual report (see back cover).
Schwab Variable Share Price Money Fund

Ultra Shares	1/1/22– 12/31/22	1/1/21– 12/31/21	1/1/20– 12/31/20	1/1/19– 12/31/19	1/1/18– 12/31/18
Per-Share Data
Net asset value at beginning of period	$1.0003	$1.0003	$1.0004	$1.0002	$1.0001
Income (loss) from investment operations:
Net investment income (loss)(1)	0.0204	0.0003	0.0057	0.0217	0.0201
Net realized and unrealized gains (losses)	(0.0038)(2)	(0.0000)(3)	(0.0008)	0.0005	(0.0009)
Total from investment operations	0.0166	0.0003	0.0049	0.0222	0.0192
Less distributions:
Distributions from net investment income	(0.0166)	(0.0003)	(0.0050)	(0.0220)	(0.0191)
Distributions from net realized gains	—	—	—	(0.0000)(3)	—
Total distributions	(0.0166)	(0.0003)	(0.0050)	(0.0220)	(0.0191)
Net asset value at end of period	$1.0003	$1.0003	$1.0003	$1.0004	$1.0002
Total return	1.64%	0.03%	0.49%	2.24%	1.94%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.18%(4)(5)	0.11%(5)	0.18%(5)	0.19%	0.19%
Gross operating expenses	0.21%(4)	0.21%	0.31%	0.34%	0.35%
Net investment income (loss)	2.04%	0.03%	0.57%	2.17%	2.01%
Net assets, end of period (x 1,000,000)	$4,878	$2,693	$3,414	$5,388	$3,796
(1)
Calculated based on the average shares outstanding during the period.
?
(2)
The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of fund transactions in relation to fluctuating market values.

(3)
Per share amount was less than $0.00005.

?
(4)
Ratio includes less than 0.005% of non-routine proxy expenses.

?
(5)
Reflects the effect of a voluntary yield waiver in excess of the contractual expense limitation.

6Schwab Variable Share Price Money Fund | Financial Highlights

Fund Management

The investment adviser for the fund is Charles Schwab Investment Management, Inc., dba Schwab Asset Management, 211 Main Street, San Francisco, CA 94105. The investment adviser was founded in 1989 and as of February 28, 2023, managed approximately $829.9 billion in assets.
The investment adviser oversees the asset management and administration of the fund. As compensation for these services, the investment adviser receives a management fee from the fund. For the 12 months ended December 31, 2022, this fee was 0.17% for the fund. This figure, which is expressed as a percentage of the fund’s average daily net assets, represents the actual amount paid, including the effect of reductions. Reductions include any contractual waivers or reimbursements. The contractual expense limitation is described in the Fund Summary section. In addition to any contractual expense limitation for the fund, the investment adviser and/or its affiliates also may voluntarily waive and/or reimburse expenses in excess of their current fee waiver and reimbursement commitment to the extent necessary to maintain a non-negative net yield the fund.
A discussion regarding the basis for the Board of Trustees’ approval of the fund’s investment advisory agreement is available in the fund’s 2022 semiannual report, which covers the period from January 1, 2022 through June 30, 2022.
Schwab Variable Share Price Money Fund | Fund Management7

Investing in the Fund

In this section, you will find information on buying, selling and exchanging shares. Investors may only invest in the fund through an intermediary by placing orders through your brokerage account at Schwab or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the fund (intermediary orders). You also will see how to choose a distribution option for your investment. These pages include helpful information on taxes as well.
The fund generally is not registered for sale in jurisdictions outside the United States and is intended for purchase by persons residing in the United States. A person is considered resident in the United States if at the time of the investment (i) the account has an address of record in the United States or a U.S. territory (including APO/FPO/DPO) and (ii) all account owners are resident in the United States or a U.S. territory and have a valid U.S. taxpayer identification number. If an existing account is updated to reflect a non-U.S. address, the account may be restricted from making additional investments.
Exchanges from the fund into a permissible Schwab Fund may be subject to a liquidity fee imposed by the fund or exchanges may be prevented if the fund has imposed a redemption gate.
Investing Through a Financial Intermediary

Placing Orders Through Your Intermediary
When you place orders through Schwab or another intermediary, you are not placing your orders directly with the fund, and you must follow Schwab’s or the other intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the fund on purchases, redemptions and exchanges of fund shares. These differences may include initial and subsequent investment requirements, exchange policies, fund choices, and cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the fund, and the intermediary may require its customers to pay a commission when transacting in fund shares. These additional fees will vary between intermediaries and may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The fund is not responsible for the failure of your intermediary to carry out its responsibilities.
Only certain intermediaries are authorized to accept orders on behalf of the fund. If your fund shares are no longer held by an authorized intermediary, the fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders.
Buying, Selling, Exchanging and Converting Shares Through an Intermediary
To purchase, redeem, exchange or convert shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares. You may not purchase, redeem, exchange or convert shares held in your intermediary account directly with the fund.
When selling or exchanging shares, you should be aware of the following fund policies:
•
For accounts held through a financial intermediary, the fund typically expects to pay sale proceeds to the financial intermediary for payment to redeeming shareholders within two business days following receipt of a shareholder redemption order; however, the fund may take up to seven days to pay sale proceeds.

•
The fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses and taxable gains in converting these securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.

•
Exchange orders are limited to Schwab Funds (that are not Sweep Investments®) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

•
You should obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

•
Conversion orders are limited to other shares classes of your fund (that are not Sweep Investments®), and must meet the minimum investment and other requirements for the share class into which you are exchanging.

8Schwab Variable Share Price Money Fund | Investing in the Fund

Investing Directly with the Fund

Placing Direct Orders
Investors generally may not purchase shares directly from the fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. The fund reserves the right to accept direct purchases from certain eligible shareholders (Eligible Shareholders) and to suspend the privilege of directly purchasing additional shares of the fund at any time.
Financial intermediaries and Eligible Shareholders may contact the transfer agent by telephone at 1-877-332-2371.
Share Price

The fund is open for business each day that the NYSE is open except when the following federal holidays are observed: Columbus Day and Veterans Day. The fund calculates its share price each business day, as of the close of the NYSE (generally 4:00 p.m. Eastern time). If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
The fund’s share price is its net asset value per share, or net asset value (NAV), which is the fund’s net assets divided by the number of its shares outstanding. To calculate NAV, each share class uses the following equation: (Total Assets − Total Liabilities) ÷ Total Number of Shares Outstanding = NAV.
Orders that are received in good order are executed at the next NAV to be calculated. Orders to buy shares that are accepted no later than the close of the fund (generally 4:00 p.m. Eastern time) generally will receive the next business day’s dividend. Orders to sell or exchange shares that are accepted and executed no later than the close of the fund on a given day generally will receive that day’s dividend.
In valuing its securities, the fund uses market quotes or official closing prices if they are readily available. In cases where market quotes are not readily available or the investment adviser deems them unreliable, the fund’s portfolio securities are valued based on fair values developed using methods approved by the fund’s Board of Trustees. The Board of Trustees has designated the investment adviser as the valuation designee (Valuation Designee) for the fund to perform the fair value determination relating to all fund investments.
When valuing fixed income securities with remaining maturities of more than 60 days, the fund uses the value of the security provided by pricing services. The pricing services may value fixed income securities at an evaluated price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Securities with remaining maturities of 60 days or less are generally valued at an evaluated price; however, such securities may be valued at their amortized cost if it approximates the security’s market value.
Additional Policies Affecting Your Investment

The Fund Reserves Certain Rights, Including the Following:
•
To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.

•
To change or waive the fund’s investment minimums.

•
To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC, such as to facilitate an orderly liquidation of the fund.

•
To withdraw or suspend any part of the offering made by this prospectus.

•
To impose a liquidity fee and/or redemption gate (as discussed below).

Investment Minimums
	Minimum Initial Investment	Minimum Additional Investment
Ultra Shares	$1,000,000	$1
The minimums may be waived for certain retirement plans and plan participants, and for certain investment programs, or in the fund’s sole discretion.
Schwab Variable Share Price Money Fund | Investing in the Fund9

Options for Fund Distributions
Choose an option for fund distributions. When placing orders through an intermediary, you will select from the options for fund distributions provided by your intermediary. You should consult with your financial intermediary to discuss available options.
Information on Liquidity Fees and Redemption Gates
Pursuant to Rule 2a-7 under the 1940 Act, the Board of Trustees (Board) is permitted to impose a liquidity fee on redemptions from the fund (up to 2%) or a redemption gate to temporarily restrict redemptions from the fund up to 10 business days (in any 90-day period) in the event that the fund’s “weekly liquid assets” fall below certain designated thresholds. Weekly liquid assets generally include cash; direct obligations of the U.S. government; certain other U.S. government or agency securities; securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; and amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.
If the fund’s weekly liquid assets fall below 30% of the fund’s total assets, the Board is permitted, but not required, to: (i) impose a liquidity fee of no more than 2% of the amount redeemed; and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If the fund’s weekly liquid assets fall below 10% of the fund’s total assets, the fund will impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Board determines that such a fee would not be in the best interests of the fund or determines that a lower or higher fee (subject to the 2% limit) would be in the best interests of the fund.
Liquidity fees and redemption gates are most likely to be imposed during times of extraordinary market stress. Additionally, the Board generally expects that a liquidity fee or redemption gate would be imposed, if at all, after the fund has notified financial intermediaries and shareholders that a liquidity fee or redemption gate will be imposed (generally, as of the beginning of the next business day following the announcement that the fund will impose a liquidity fee or redemption gate). The imposition and termination of a liquidity fee or redemption gate will be reported by the fund to the SEC on Form N-CR. Such information will also be available on the fund’s website (www.schwabassetmanagement.com). In addition, the fund will make such announcements through a supplement to this prospectus and may make such announcements through a press release or by other means.
Liquidity fees would reduce the amount you receive upon redemption of your shares. The fund retains the liquidity fees for the benefit of remaining shareholders. Any redemption requests submitted while a redemption gate is in place will be cancelled without further notice. A new redemption request must be submitted to the fund if you wish to redeem your shares after the redemption gate has been lifted. For more information, please see “Purchasing and Redeeming Shares of the Fund — Liquidity Fees and Gates” in the SAI.
Payments by the Investment Adviser or its Affiliates
The investment adviser or its affiliates make payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, insurance companies, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in fund shares. These payments or discounts are separate from, and may be in addition to, any shareholder service fees or other administrative fees the fund may pay to those intermediaries. The investment adviser or its affiliates also make payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries in connection with certain activities or services which may facilitate, directly or indirectly, investment in the fund. These payments may relate to marketing and/or fund promotion activities and presentations, educational training programs, conferences, the development and support of technology platforms and/or reporting systems, data analytics and support, or making shares of the fund available to its customers. These payments, which may be significant, are paid by the investment adviser or its affiliates out of their own resources and not from the assets of the fund.
Payments to a financial intermediary may create potential conflicts of interest between the intermediary and its clients as the payments may provide such intermediary with an incentive to favor sales of shares of the fund over other investment options they make available to their customers. Please see the SAI for additional information.
Policy Regarding Short-Term or Excessive Trading
The fund’s Board has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares. The fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the fund’s investments, and money market instruments in general, and the fund’s intended purpose to serve as a short-term investment vehicle for shareholders, the fund does not monitor or limit shareholder purchases and redemptions of fund shares. However, the fund’s policies and procedures do provide the fund with the right to reject any purchase or exchange orders by any investor for any reason, including orders which appear to be associated with market timing activities.
Methods to Meet Redemptions
Under normal market conditions, the fund expects to meet redemption orders by using holdings of cash/cash equivalents or by the sale of portfolio investments. In unusual or stressed market conditions or as the investment adviser determines appropriate, the fund may borrow through the fund’s bank lines of credit or through the fund’s interfund lending facility to meet redemption requests. The fund may
10Schwab Variable Share Price Money Fund | Investing in the Fund

also utilize its custodian overdraft facility to meet redemptions, if necessary. The fund also reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may be subject to market risk and you may incur transaction expenses and taxable gains in converting the securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.
Large Shareholder Redemptions
Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of the fund’s shares. Redemptions by these shareholders of their holdings in the fund or large redemptions by several shareholders may impact the fund’s liquidity and NAV. These redemptions may also force the fund to sell securities, which may negatively impact the fund’s brokerage costs and accelerate the realization of taxable income if sales of securities result in capital gains or other income (which particularly would impact shareholders who do not hold their fund shares in an IRA, 401(k) plan or other tax-advantaged investment plan).
Customer Identification and Verification and Anti-Money Laundering Program
Customer identification and verification is part of the fund’s overall obligation to deter money laundering under federal law. The fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the fund from being used for money laundering or the financing of terrorist activities. In this regard, the fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the fund or in cases when the fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the fund is required to withhold such proceeds.
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.
Your financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial intermediary is required to collect documents that will be used solely to establish and verify your identity.
The fund reserves the right to close and/or liquidate your account at the then-current day’s price if the fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.
Distributions and Taxes

Any investment in the fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Please see the SAI for additional information. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service website at www.irs.gov.
As a shareholder, you are entitled to your share of the dividends the fund earns. The fund distributes to its shareholders substantially all of its net investment income. The fund declares a dividend every business day, based on its determination of its net investment income. The fund pays its dividends on the 15th of each month (or next business day, if the 15th is not a business day), except that in December dividends are paid on the last business day of the month. If your daily dividend is less than $0.01, you may not receive a dividend payment. To receive a dividend distribution, you must be a registered shareholder on the date that dividends are declared. Dividend distributions are paid to shareholders on the payable date. The fund expects to pay any capital gains distributions in December of every year to all shareholders of record.
Unless you are investing through an IRA, 401(k) or other tax-advantaged account, your fund distributions generally have tax consequences. The fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income. Other capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund.
The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20% depending on whether the individual’s income exceeds certain threshold amounts. Because the fund’s income is expected to consist of
Schwab Variable Share Price Money Fund | Investing in the Fund11

interest rather than dividends, it is anticipated that no portion of its distributions will generally be eligible for the lower individual tax rates applicable to qualified dividend income. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.
Generally, any sale or exchange of your shares is a taxable event. Because the fund does not maintain a stable share price, a sale of fund shares may result in a capital gain or loss for you. Unless you choose to adopt a simplified “NAV method” of accounting (described below), the gain or loss generally will be treated as short-term if you held your shares for one year or less, long-term if you held the shares longer. The maximum individual rate applicable to long-term capital gains is generally 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gains distributions received (or deemed received) by you with respect to the shares.
If you elect to adopt the NAV method of accounting, rather than compute gain or loss on every taxable disposition of fund shares as described above, you would determine your gain or loss based on the change in the aggregate value of your fund shares during a computation period (such as your taxable year), reduced by your net investment (purchases minus sales) in those shares during that period. Under the NAV method, any resulting net capital gain or loss would be treated as short-term capital gain or loss.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
The fund may be required to withhold U.S. federal income tax on all distributions payable to shareholders if they fail to provide the fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.
Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (unless a lower treaty rate applies) on amounts treated as ordinary dividends from the fund, as discussed in more detail in the SAI. Furthermore, the fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the fund to enable the fund to determine whether withholding is required.
A liquidity fee imposed by the fund will reduce the amount you will receive upon the redemption of your shares, and will decrease the amount of any capital gains or increase the amount of any capital loss you will recognize from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service. If the fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time.
At the beginning of every year, the fund provides shareholders with information detailing the tax status of any dividend the fund declared during the previous calendar year. Schwab customers also receive information on dividends and transactions in their monthly account statements.
12Schwab Variable Share Price Money Fund | Investing in the Fund

Prospectus | April 28, 2023
Schwab Variable Share Price Money Fund

To Learn More
This prospectus contains important information on the fund and should be read and kept for reference. You also can obtain more information from the following sources:
Annual and semiannual reports, which are sent to current fund investors, contain more information about the fund’s holdings and detailed financial information about the fund. Annual reports also contain information from the fund’s manager(s) about strategies, recent market conditions and trends and their impact on fund performance during the fund’s last fiscal period.
The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Schwab Funds at 1-877-824-5615. In addition, you may visit the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus for a free copy of a prospectus, SAI or an annual or semiannual report.
The SAI, the fund’s annual and semiannual reports and other related materials are available from the EDGAR Database on the SEC’s website (www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov.
SEC File Number
The Charles Schwab Family of Funds 811‑05954	REG90260-07

Schwab Funds®
Schwab Value Advantage Money Fund®
Investor Shares	SWVXX
Ultra Shares	SNAXX
Schwab® Government Money Fund
Sweep Shares	SWGXX
Investor Shares	SNVXX
Ultra Shares	SGUXX
Schwab® Treasury Obligations Money Fund
Investor Shares	SNOXX
Ultra Shares	SCOXX
Schwab® Retirement Government Money Fund	SNRXX
Schwab® U.S. Treasury Money Fund
Investor Shares	SNSXX
Ultra Shares	SUTXX
STATEMENT OF ADDITIONAL INFORMATION
April 28, 2023
The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with each fund’s prospectus dated April 28, 2023 (as amended from time to time).
The funds’ audited financial statements and the report of the independent registered public accounting firm thereon from the funds’ annual reports for the fiscal year ended December 31, 2022, are incorporated by reference into this SAI.
For a free copy of these documents or to request other information or ask questions about the funds, call Schwab Funds at 1-877-824-5615. For TDD service, call 1-800-345-2550. In addition, you may visit the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus for a free copy of a prospectus, SAI or an annual or semiannual report.
Each fund is a series of The Charles Schwab Family of Funds (the Trust). The funds are part of the Schwab complex of funds (Schwab Funds). Charles Schwab Investment Management, Inc., dba Schwab Asset Management™, is the investment adviser to the funds (investment adviser).
REG38770-25

INVESTMENT OBJECTIVES
Each of the Schwab Value Advantage Money Fund, Schwab Government Money Fund and Schwab U.S. Treasury Money Fund seeks the highest current income consistent with stability of capital and liquidity. Each of the Schwab Treasury Obligations Money Fund and Schwab Retirement Government Money Fund seeks current income consistent with stability of capital and liquidity.
The investment objective of each fund, with the exception of Schwab Treasury Obligations Money Fund and Schwab Retirement Government Money Fund, may be changed only by vote of a majority of its outstanding voting shares. There is no guarantee the funds will achieve their objectives.
A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a fund are represented at the meeting; or (b) more than 50% of the outstanding voting shares of a fund.
The funds operate as money market funds and seek to comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act), as that Rule may be interpreted and amended from time to time. The Rule’s key provisions govern the maturity, liquidity, quality and diversification of their money market fund investments. For example, with respect to maturity, Rule 2a-7 currently provides that money funds limit their investments to securities with remaining maturities of 397 days or less and maintain dollar-weighted average maturities of 60 days or less and a dollar-weighted average life to maturity of 120 days or less, all calculated as described in the Rule or any interpretation thereunder. Taxable money funds are subject to minimum liquidity requirements that prohibit a fund from acquiring certain types of securities if, immediately after the acquisition, the fund’s investments in daily or weekly liquid assets, as defined in the Rule, would be below 10% or 30%, respectively, of the fund’s total assets. In addition, money funds may only invest in high quality securities. The funds are also subject to strict diversification requirements under Rule 2a-7.
The following investment strategies, securities, risks and limitations supplement those set forth in the prospectuses and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund’s acquisition of such security or asset unless otherwise noted. Additionally, for purposes of calculating any restriction, an issuer shall be the entity deemed to be ultimately responsible for payments of interest and principal on the security pursuant to Rule 2a-7 under the 1940 Act unless otherwise noted.
INVESTMENT STRATEGIES
The Schwab Value Advantage Money Fund seeks to achieve its investment objective by investing in high-quality, U.S. dollar-denominated money market securities issued by U.S. and foreign issuers, including U.S. government securities and repurchase agreements for these securities.
The Schwab Government Money Fund and Schwab Retirement Government Money Fund will invest at least 99.5% of their total assets in cash, U.S. government securities and/or repurchase agreements that are collateralized fully by cash and/or U.S. government securities; under normal circumstances, 80% of their net assets must be invested solely in U.S. government securities including repurchase agreements (excluding cash). With respect to the 80% policy, each fund will notify its shareholders at least 60 days before changing the policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The Schwab Treasury Obligations Money Fund will invest at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are collateralized fully by cash and/or government securities; under normal circumstances, 80% of its net assets must be invested solely in U.S. Treasury obligations or repurchase agreements backed by such obligations (excluding cash). With respect to the 80% policy, the fund will notify its shareholders at least 60 days before changing the policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The Schwab U.S. Treasury Money Fund will invest at least 99.5% of its total assets in cash and/or government securities; including bills and notes; under normal circumstances, 80% of its net assets must be invested solely in U.S. Treasury securities (excluding cash). With respect to the 80% policy, the fund will notify its shareholders at least 60 days before changing the policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
INVESTMENTS, SECURITIES AND RISKS
Not all investment securities or techniques discussed below are eligible investments for each fund. A fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.
From time to time a fund may hold certain securities not otherwise discussed in this SAI as a permissible investment for the fund. To the extent an investment becomes part of a fund’s principal or non-principal investment strategy, the fund will take the necessary steps to identify them as permissible investments. In addition, a fund may receive (i.e., not actively invest) such securities as a result of a corporate action, such as securities dividends, spin-offs or rights issues. In such cases, the fund will not actively add to its position and generally will dispose of the securities as soon as reasonably practicable.
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Asset-Backed Securities are securities that are backed by the loans or accounts receivables of an entity, such as a bank or credit card company. These securities are obligations which the issuer intends to repay using the assets backing them (once collected). Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The rate of principal payments on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity.
Sometimes the credit quality of these securities is limited to the support provided by the underlying assets, but, in other cases, additional credit support also may be provided by a third party via a letter of credit or insurance guarantee. Such credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.
The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.
For purposes of a fund’s concentration policy, the fund will determine the industry classification of asset-backed securities based upon the investment adviser’s evaluation of the risks associated with an investment in the underlying assets. For example, asset-backed securities whose underlying assets share similar economic characteristics because, for example, they are funded (or supported) primarily from a single or similar source or revenue stream will be classified in the same industry sector. In contrast, asset-backed securities whose underlying assets represent a diverse mix of industries, business sectors and/or revenue streams will be classified into distinct industries based on their underlying credit and liquidity structures. A fund will limit its investments in each identified industry to 25% or less of its net assets.
Borrowing may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. A fund is required to comply with the asset coverage requirements of the 1940 Act when it engages in borrowing activities. If assets used to secure a borrowing decrease in value, a fund may be required to pledge additional collateral to avoid liquidation of those assets.
Certificates of Deposit or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit, including time deposits, of banks that have capital, surplus and undivided profits, in the aggregate, in excess of $100 million.
Commercial Paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.
Concentration means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry’s securities. Based on the primary characteristics of non-U.S. (foreign) banks, the funds have identified each foreign country as a separate bank industry for purposes of a fund’s concentration policy. A fund will limit its investments in securities issued by foreign banks in each country to less than 25% of its net assets. However, the Schwab Value Advantage Money Fund reserves the freedom of action to invest up to 100% of its assets in certificates of deposit or bankers’ acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the fund has determined to be subject to the same regulation as U.S. banks).
Credit and Liquidity Supports or Enhancements may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic financial institutions. Liquidity supports include puts, demand features, and lines of credit. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. The investment adviser may rely on its evaluation of the credit and liquidity of the credit support provider in determining whether to purchase or hold a security enhanced by such a support. Changes in the credit quality of a support provider could cause losses to a fund.
Cyber Security Risk. As the funds increasingly rely on technology and information systems to operate, the funds become susceptible to operational risks linked to security breaches in those information systems. Both calculated attacks and unintentional events can cause failures in the funds’ information systems. Cyber attacks can include acquiring unauthorized access to information systems, usually through hacking or the use of malicious software, for purposes of stealing assets or confidential information, corrupting data, or disrupting a fund’s operations. Cyber attacks can also occur without direct access to information systems, for example by making network services unavailable to intended users. Cyber security failures by, or breaches of the information systems of, the investment adviser, distributors, broker-dealers, other service providers
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(including, but not limited to, index providers, a fund’s accountants, custodians, transfer agents and administrators), or the issuers of securities the funds invest in may also cause disruptions and impact the funds’ business operations. Breaches in information security may result in financial losses, interference with the funds’ ability to calculate net asset value (NAV), impediments to trading, inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The funds have business continuity plans in the event of, and risk management systems to help prevent, such cyber attacks, but these plans and systems have limitations including the possibility that certain risks have not been identified. Moreover, the funds do not control the cyber security plans and systems of their service providers and other third party business partners. The funds and their shareholders could be negatively impacted as a result.
Debt Securities are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically “IOUs,” but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed-, variable- or floating-rate of interest on the amount of money borrowed (the principal) until it is paid back upon maturity.
Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Conversely, when interest rates rise, the prices of debt securities generally fall. Certain debt securities have call features that allow the issuer to redeem their outstanding debts prior to final maturity. Depending on the call feature, an issuer may pre-pay its outstanding debts and issue new ones paying lower interest rates. If an issuer redeems its debt securities prior to final maturity, a fund may have to replace these securities with lower yielding securities, which could result in a lower return. This is known as prepayment risk and is more likely to occur in a falling interest rate environment. In a rising interest rate environment, prepayment on outstanding debt securities is less likely to occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.
A change in a central bank’s monetary policy or economic conditions may lead to a change in interest rates, which could have sudden and unpredictable effects on the markets and significantly impact the value of debt securities in which a fund invests. Some debt securities, such as bonds with longer durations, are more sensitive to interest rate changes than others and may experience an immediate and considerable reduction in value if interest rates rise. Longer duration securities tend to be more volatile than shorter duration securities. As the values of debt securities in a fund’s portfolio adjust to a rise in interest rates, the fund’s share price may fall. In the event that a fund holds a large portion of its portfolio in longer duration securities when interest rates increase, the share price of the fund may fall significantly.
Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk).
Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of their issuer.
Delayed-Delivery Transactions include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. When a fund sells a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses. Under Rule 18f-4 under the 1940 Act, a money market fund is only permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date. These requirements may limit the ability of a fund to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, as part of its investment strategies.
Diversification involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a diversified mutual fund. Each fund also follows the regulations set forth by the SEC in Rule 2a-7 that dictate the diversification requirements for money market mutual funds, as such regulations may be amended or interpreted from time to time. Each fund may invest up to 25% of its assets in securities of a single issuer for a period of up to three business days.
Foreign Institutions involve additional risks. The funds may invest in U.S. dollar-denominated securities issued by foreign institutions or securities that are subject to credit or liquidity enhancements provided by foreign institutions. Foreign institutions may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements that are comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments could have effects on the value of securities issued or supported by foreign institutions. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments,
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change of government, currency blockage, the imposition of sanctions and other similar measures, or war could affect the value of these securities. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities or persons. The imposition of sanctions and other similar measures could, among other things, result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country’s securities or those of companies located in or economically tied to the sanctioned country, currency devaluation or volatility, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent a fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and adversely impact a fund’s liquidity and performance. In addition, there may be difficulties in obtaining or enforcing judgments against the foreign institutions that issue or support securities in which a fund may invest. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.
International trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries which could have a negative impact on a fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.
During the 2008-2009 global financial crisis, financial markets in Europe experienced significant volatility due, in part, to concerns about rising levels of government debt and the prevalence of increased budget deficits. As a result, many economies in the region suffered through prolonged economic downturns. Due to the economic integration of the region, another economic downturn in one European country may have a negative impact on the economies of other European countries.
The risk of investing in Europe may be heightened due to steps taken by the United Kingdom (UK) to exit the European Union (EU). On January 31, 2020, the UK officially withdrew from the EU. On December 30, 2020, the EU and UK signed the EU-UK Trade and Cooperation Agreement (TCA) which governs certain aspects of the EU’s and the UK’s relationship, many of which are still to be determined, including those related to financial services. Notwithstanding the TCA, significant uncertainty remains in the market regarding the ramifications of the UK’s withdrawal from the EU. The impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, and companies that conduct a significant amount of business in the UK or Europe may experience lower revenue and/or profit growth, all of which may adversely affect the value of a fund’s investments. Brexit also may cause additional member states to contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.
As a fund may hold investments in issuers that are located in Europe or that depend on revenues generated from operations in Europe, any material negative developments in Europe could have a negative impact on the value and liquidity of these investments, which could harm a fund’s performance.
Illiquid Securities means any securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s securities is monitored under the supervision and direction of the Board of Trustees (Board) and is governed by provisions of the 1940 Act, which provide that a fund may not acquire any illiquid security if, immediately after the acquisition, the fund would have invested more than 5% of the fund’s total assets in illiquid securities. Securities currently not considered liquid include, among others, repurchase agreements not maturing within seven days that are not subject to a demand feature of seven days or less and certain restricted securities. Any security may become illiquid at times of market dislocation.
Inflation/Deflation Risk. The funds may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from a fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a fund’s assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a fund’s assets.
Interfund Borrowing and Lending. The SEC has granted an exemption to the funds that permits the funds to borrow money from and/or lend money to other funds in the Fund Complex as defined under “Management of the Funds.” All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review of the Board.
Large Transaction Risk. Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of a fund’s shares. Redemptions by these shareholders of their holdings in a fund or large redemptions by several shareholders may impact the fund’s liquidity and NAV. These redemptions may also force a fund to sell securities when it would not otherwise do so, which could result in a loss to the fund, negative impact to the fund’s brokerage costs, acceleration of the realization of taxable income if sales of securities
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result in capital gains or other income (which particularly would impact shareholders who do not hold their fund shares in an IRA, 401(k) plan or other tax-advantaged investment plan), or higher portfolio turnover. Investors should consider whether a fund is an appropriate investment in light of their current financial position and goals.
Market Disruptions Risk. The funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, epidemics and pandemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a fund to lose value. These events can also impair the technology and other operational systems upon which the funds’ service providers, including Schwab Asset Management, as the funds’ investment adviser, rely, and could otherwise disrupt the funds’ service providers’ ability to fulfill their obligations to the funds.
The outbreak of COVID-19, a novel coronavirus disease, has caused volatility, severe market dislocations and liquidity constraints in many markets, including those in which the funds invest. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the global economic environment. These disruptions have led to instability in the market place, including losses and overall volatility. The impact of COVID-19, including variants of the underlying virus, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.
Russia’s military invasion of Ukraine in February 2022, responses by the United States and other countries to the invasion and the potential for wider conflict have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals that, among other restrictions, prohibit companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These and potential similar future sanctions may limit the potential universe of securities in which the funds may invest and may require the funds to freeze or divest its existing investments in a company that becomes subject to such restrictions. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. The extent and duration of Russia’s military actions and the repercussions of such actions, including any retaliatory actions or countermeasures that may be taken by Russia or others subject to sanctions (such as cyberattacks on other governments, corporations or individuals) are unpredictable, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These events could negatively affect the funds’ performance.
U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the funds and issuers in which they invest. For example, if a bank in which a fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the funds invest remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the funds and issuers in which they invest.
The foregoing could lead to a significant economic downturn or recession, increased market volatility, market closures, changes in interest rates, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the funds. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the funds being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price their investments.
To satisfy any shareholder redemption requests during periods of extreme volatility, it is more likely the funds may be required to dispose of portfolio investments at inopportune times or prices.
Maturity of Investments generally will be determined using the portfolio securities’ final maturity dates or a shorter period as permitted by Rule 2a-7. For a government security that is a variable-rate security where the variable rate of interest is readjusted at least every 397 calendar days, the maturity is deemed to be equal to the period remaining until the next readjustment of the interest rate. A government security that is a floating-rate security is deemed to have a maturity of one day. A short-term variable-rate security is deemed to have a maturity equal to the
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earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A long-term variable-rate security that is subject to a demand feature is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A short-term floating-rate security is deemed to have a maturity of one day. A long-term floating-rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A repurchase agreement is deemed to have a maturity equal to the period remaining until the date on the repurchase of the underlying securities is scheduled to occur, or, where the agreement is subject to a demand, the notice period applicable to the demand for repurchase of the securities. A securities lending agreement will be treated as having a maturity equal to the period remaining until the date on which the loaned securities are scheduled to be returned, or where the agreement is subject to demand, the notice period applicable to a demand for the return of the loaned securities.
Money Market Securities are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, municipalities, corporations and financial institutions (like banks). Money market securities include, but are not limited to, commercial paper, promissory notes, certificates of deposit, bankers’ acceptances, notes and time deposits.
Money market securities pay fixed-, variable- or floating-rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. A money market security may be issued with a put (agreement that allows the buyer of the security to sell it at a specified price) or without a put.
Municipal Securities are debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations if interest on securities issued by those issuers is not subject to federal or state income tax (municipal issuers).
Municipal securities pay fixed-, variable- or floating-rates of interest, which is meant to be exempt from federal income tax, and, typically personal income tax of a state or locality. The investment adviser relies on the opinion of the issuer’s counsel, which is rendered at the time the security is issued, to determine whether the security is eligible, with respect to its validity and tax status, to be purchased by a fund. Neither the investment adviser nor the funds guarantee that this opinion is correct, and there is no assurance that the IRS will agree with such counsel’s opinion.
Municipal securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.
Municipal securities also may be issued to finance various private activities, including certain types of private activity bonds (industrial development bonds under prior law). These securities may be issued by or on behalf of public authorities to provide funds to construct or improve privately owned or operated facilities. The repayment of the debt is typically not an obligation of the municipal issuer but only of the operator or owner of the facility. The credit quality of private activity bonds may be related to the credit standing of the private corporation or other entity on whose behalf the bonds were issued and who is responsible for repaying the debt or to the financial institution providing a credit or liquidity enhancement.
Municipal securities generally are classified as “general obligation” or “revenue” and may be purchased directly or through participation interests. General obligation securities typically are secured by the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue securities may be payable only from the revenues derived from a particular facility or class of facilities or, in other cases, from the proceeds of a special tax or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity bonds is frequently related to the credit standing of private corporations or other entities.
Municipal securities may be owned directly or through participation interests, and include general obligation or revenue securities, tax-exempt commercial paper, notes and leases, as well as “conduit securities,” which are securities issued by a municipal issuer for the benefit of a person other than a municipal issuer who will provide for, or secure repayment of, the securities. For example, most municipal debt issued for health care and higher education institutions are issued through conduit issuers with the debt service payments secured by payments from the health care or higher education institution.
Examples of municipal securities that are issued with original maturities of 397 days or less are short-term tax anticipation and revenue anticipation notes, bond anticipation notes and municipal commercial paper. Tax anticipation and revenue anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes or other revenues on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality’s issuance of a longer-term bond in the future. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond
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issue when it becomes refundable. The funds may purchase other municipal securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers. In addition, the maturity date or price of and financial assets collateralizing a municipal money market security may be structured in order to make it qualify as or act like a municipal money market security.
The funds also may invest in moral obligation securities, which are normally issued by special purpose public authorities. For example, for one type of moral obligation security, if the issuer of the security is unable to meet its obligation from current revenues, it may draw on a reserve fund. The state or municipality that created the entity has only a moral commitment, not a legal obligation, to restore the reserve fund.
The marketability, valuation or liquidity of municipal securities may be negatively affected in the event that states, localities or their authorities default on their debt obligations or other market events arise, which in turn may negatively affect fund performance, sometimes substantially. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal issuers of a particular state, territory, commonwealth, or possession could affect the market value or marketability of any one or all such states, territories, commonwealths, or possessions.
The value of municipal securities may also be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon. Preventative or protective actions that governments have taken, and may continue to take, as a result of the COVID-19 pandemic has resulted in, and may continue to result in, periods of business disruption and reduced or disrupted operations, which could have long-term negative economic effects on state and local economies and budgets and could affect the value of municipal securities held by the fund. The full effects of the COVID-19 pandemic and related responses on state and local economies are not yet known and will emerge over time.
Promissory Notes are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.
Puts, sometimes called demand features or guarantees, are agreements that allow the buyer of the put to sell a security at a specified price and time to the seller or “put provider.” When a fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. Standby commitments are types of puts.
Quality of Money Market Investments. Each fund follows regulations set forth by the SEC that dictate the quality requirements for investments made by money market mutual funds, as such regulations may be amended or interpreted from time to time. Under the regulations, money market funds are required to limit their investments to “eligible securities,” which are defined to mean either (i) a security with a remaining maturity of 397 calendar days or less that a fund’s board (or its delegate) determines presents minimal credit risks to the fund; (ii) a security that is issued by a registered investment company that is a money market fund; or (iii) a security that is a government security. For securities that are not money market fund securities or government securities, the regulations require a money market fund’s board, or an appropriate delegate, to consider a series of factors that money market funds have traditionally used to evaluate the creditworthiness of a portfolio security, including the issuer’s or guarantor’s: (i) financial condition; (ii) sources of liquidity; (iii) ability to react to market-wide and issuer- or guarantor-specific events, including the ability to repay debt in a highly adverse situation; and (iv) position within its industry, as well as industry strength within the economy and relative economic trends.
Should a portfolio security held by a fund cease to be an eligible security (e.g., no longer presents minimal credit risks), Charles Schwab Investment Management, Inc., dba Schwab Asset Management shall cause the fund to dispose of such security as soon as practicable, consistent with achieving an orderly disposition of the security, by sale, exercise of any demand feature or otherwise, absent a funding by the fund’s Board that disposal of the portfolio security would not be in the best interests of the fund.
Repurchase Agreements involve a fund buying securities from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. When a fund enters into a repurchase agreement, the fund is exposed to the risk that the other party (i.e., the counterparty) will not fulfill its contractual obligation. In a repurchase agreement, there exists the risk that, when the fund buys a security from a counterparty that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counterparty will not repurchase the security. Repurchase agreements entered into by a fund (other than those where the U.S. government, one of its agencies or one of its instrumentalities is a counterparty, which may include the Federal Reserve Bank of New York) will provide that the underlying collateral, which may be in the form of cash, U.S. government securities, fixed-income securities, equity securities or other types of securities, including securities that are rated below investment grade, shall at all times have a value at least equal to 100% of the resale price stated in the agreement. Repurchase agreements where the U.S. government, one of its agencies or one of its instrumentalities is a counterparty will provide that the underlying collateral shall have a value at least equal to 100% of the sale price stated in the agreement. Repurchase agreements with the Federal Reserve Bank of New York are deemed to be investments in U.S. government securities. Repurchase agreements collateralized entirely by cash or U.S. government securities may be deemed to be collateralized fully pursuant to Rule 2a-7 and may be deemed to be investments in the underlying securities.
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The Schwab Value Advantage Money Fund can accept collateral beyond the criteria of Rule 2a-7, such as debt securities, equity securities and high-yield securities that are rated below investment grade (also referred to as junk bonds) (Alternative Collateral), which exposes the fund to two categories of risks:
(1)
Diversification and Concentration Risk. Repurchase agreements secured by Alternative Collateral are not deemed to be “collateralized fully” under Rule 2a-7, and the repurchase agreement is therefore considered a separate security issued by the counterparty to the funds. Accordingly, in addition to the risks of a default or bankruptcy of the counterparty, the fund must include repurchase agreements that are not “collateralized fully” in its calculations of securities issued by the counterparty held by the fund for purposes of various diversification and concentration requirements applicable to the fund. In particular, to the extent a counterparty is a “securities related business” for purposes of Section 12(d)(3) of the 1940 Act and Rule 12d3-1 thereunder, the fund would not be permitted to hold more than 5% of its total assets in securities issued by the counterparty, including repurchase agreements that are not “collateralized fully” under Rule 2a-7. While this limitation (as well as other applicable limitations arising under concentration and diversification requirements) limits the fund’s exposure to each such counterparty, the fund will be required to monitor its holdings of such securities and ensure that it complies with the applicable limitations; and
(2)
Liquidity Risk. Alternative collateral may not qualify as permitted or appropriate investments for the fund under the fund’s investment strategies and limitations. Accordingly, if a counterparty to a repurchase agreement defaults and the fund takes possession of such collateral, the fund may need to promptly dispose of such collateral (or other securities held by the fund, if the fund exceeds a limitation on a permitted investment by virtue of taking possession of the collateral). In cases of market turmoil (which may be associated with a default or bankruptcy of a counterparty), the fund may have more difficulty than anticipated in selling such securities and/or in avoiding a loss on the sale of such securities. This risk may be more heightened in the case of a counterparty’s insolvency or bankruptcy, which may restrict the fund’s ability to dispose of Alternative Collateral received from the counterparty. The investment adviser follows various procedures to monitor the liquidity and quality of any collateral received under a repurchase agreement (as well as the credit quality of each counterparty) designed to minimize these risks, but there can be no assurance that the procedures will be successful in doing so.
Reduced participation in the repurchase agreement market by counterparties, particularly the Federal Reserve Bank of New York, due to regulatory or market conditions may affect a fund’s investment strategies, operations and/or performance.
Restricted Securities are securities that are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to a portfolio. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the 1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security. Certain restricted securities such as tender option bonds, commercial paper and other promissory notes may be issued under Section 4(a)(2) of the 1933 Act and may be sold only to qualified institutional buyers, such as the funds, under 1933 Act Rule 144A. Securities purchased through a private placement offering are also restricted securities. These securities may be considered to be liquid if they meet the criteria for liquidity established by the Board. To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in a fund’s portfolio may be increased if such securities become illiquid or if buyers in that market become unwilling to purchase the securities.
Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund would sell a security in exchange for cash and enter into an agreement to repurchase the security at a specified future date and price. A fund generally retains the right to interest and principal payments on the security. If a fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. Because a fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. Under current regulatory requirements, a fund will set aside permissible liquid assets earmarked or in a segregated account to secure its obligations to repurchase the security.
Securities of Other Investment Companies. Investment companies generally offer investors the advantages of diversification and professional investment management by combining shareholders’ money and investing it in securities such as stocks, bonds and money market instruments. Investment companies include: (1) open-end funds (commonly called mutual funds) that issue and redeem their shares on a continuous basis; (2) closed-end funds that offer a fixed number of shares, and are usually listed on an exchange; (3) unit investment trusts that generally offer a fixed number of redeemable shares; and (4) money market funds that typically seek current income by investing in money market securities (see the section titled “Money Market Securities” for more information). Certain open-end funds, closed-end funds and unit investment trusts are traded on exchanges.
Investment companies may make investments and use techniques designed to enhance their performance. These may include delayed-delivery and when-issued securities transactions; swap agreements; buying and selling futures contracts, illiquid, and/or restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Also, investment companies charge fees and incur expenses.
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Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a fund may invest in another investment company may be limited. Except as described below, the 1940 Act currently requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one acquired investment company (acquired fund), (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of acquired funds as a group and (iii) not more than 3% of the outstanding voting stock of any one acquired fund will be owned by a fund.
The Schwab Value Advantage Money Fund is prohibited from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act.
Section 12(d)(1)(G) of the 1940 Act permits a fund to invest in acquired funds in the “same group of investment companies” (“affiliated funds”), government securities and short-term paper. In order to be an eligible investment under Section 12(d)(1)(G), an affiliated acquired fund must have a policy prohibiting it from investing in other registered open-end funds under Section 12(d)(1)(F) or (G) of the 1940 Act and, under certain circumstances, limit itself from investing in other investment companies and private funds.
The limitations described above do not apply to investments in money market funds subject to certain conditions. The funds may invest in affiliated and unaffiliated money market funds without limit under Rule 12d1-1 under the 1940 Act subject to the fund’s investment policies and restrictions and the conditions of the Rule.
Rule 12d1-4 allows a fund to acquire shares of an acquired fund in excess of the limitations currently imposed by the 1940 Act. Fund of funds arrangements relying on Rule 12d1-4 will be subject to several conditions, certain of which are specific to a fund’s position in the arrangement (i.e., as an acquiring or acquired fund). Notable conditions include those relating to: (i) control and voting that prohibit an acquiring fund, its investment adviser (or a sub-adviser) and their respective affiliates from beneficially owning more than 25% of the outstanding voting securities of an unaffiliated acquired fund; (ii) certain required findings relating to complexity, fees and undue influence (among other things); (iii) fund of funds investment agreements; and (iv) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10% of the acquired fund’s assets, except in certain circumstances. To the extent a fund is an acquired fund, the limitations placed on acquired funds under Rule 12d1-4 may impact the investments made by a fund.
Stripped Securities are securities whose income and principal components are detached and sold separately. While the risks associated with stripped securities are similar to other money market securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by the Federal Reserve Bank are obligations of the U.S. Treasury. Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping; the custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells. There are two types of stripped securities: coupon strips, which refer to the zero coupon bonds that are backed by the coupon payments; and principal strips, which are backed by the final repayments of principal. Unlike coupon strips, principal strips do not accrue a coupon payment. They are sold at a discounted price and accrete up to par.
The funds may invest in U.S. Treasury bonds that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest on zero coupon bonds is accrued and paid at maturity rather than during the term of the security. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because interest income is accrued throughout the term of the zero coupon obligation, but it is not actually received until maturity, a fund may have to sell other securities to pay dividends from accrued interest income prior to the maturity of the zero coupon obligation.
Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity of such securities. The discount reflects the current value of the deferred interest and is amortized as interest income over the life of the securities; it is taxable even though there is no cash return until maturity.
Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of the Separate Trading of Registered Interest and Principal of Securities (STRIPS) program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.
While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, i.e., the risk of subsequently investing the periodic interest payments at a lower rate than that of the security currently held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.
Temporary Defensive Investments. During unusual market conditions, Schwab Treasury Obligations Money Fund and Schwab U.S. Treasury Money Fund may make investments that are not exempt from state and local income taxes as a temporary defensive measure.
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U.S. Government Securities are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. Some U.S. government securities, such as those issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), the Student Loan Marketing Association (Sallie Mae) and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Securities issued by other issuers are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation. There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. U.S. government securities, including U.S. Treasury securities, are among the safest securities; however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.
In September 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement (SPA) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury agreed to purchase up to 1,000,000 shares of senior preferred stock with an aggregate initial liquidation preference of $1 billion and obtained warrants and options for the purchase of common stock of each of Fannie Mae and Freddie Mac. Under the SPAs as currently amended, the U.S. Treasury has pledged to provide financial support to a government-sponsored enterprise (GSE) in any quarter in which the GSE has a net worth deficit as defined in the respective SPA. Under the current arrangement, the GSEs have a maximum amount of funding available to them which will be reduced by any future draws. There is a risk that if a GSE experiences a loss in any fiscal quarter that results in the GSE having a negative net worth that is greater than the amount available under the U.S. Treasury’s funding commitment that the FHFA could place the GSE in receivership. In addition, each GSE may only retain a certain amount of its profits at the end of each fiscal quarter and the U.S. Treasury’s liquidation preference will increase in an amount equal to any increase in a GSE’s net worth up to a certain amount. The SPAs contain various covenants that severely limit each enterprise’s operations.
Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPAs are intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of the FHFA determines that the FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the SPAs. It also is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities which could cause a fund’s investments to lose value.
Although the risk of default with the U.S. government securities is considered unlikely, any default on the part of a portfolio investment could cause a fund’s share price or yield to fall. The risk of default on U.S. government securities may be heightened when there is uncertainty relating to negotiations in the U.S. Congress over increasing the statutory debt ceiling. If the U.S. Congress is unable to negotiate an increase to the statutory debt ceiling, the U.S. government may default on certain U.S. government securities including those held by a fund, which could have an adverse impact on a fund. In August 2011, the long-term credit rating of the U.S. government was downgraded by a major rating agency as a result of concern about the U.S. government’s budget deficit and rising debt burden. Similar downgrades in the future could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. Although remote, it is at least theoretically possible that under certain scenarios the U.S. government could default on its debt, including U.S. Treasury securities.
U.S. Treasury Securities are obligations of the U.S. Treasury and include bills, notes and bonds. U.S. Treasury securities are backed by the full faith and credit of the United States government.
Variable- and Floating-Rate Debt Securities pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security’s value.
Some variable-rate securities may be combined with a put or demand feature (variable-rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional and may be subject to termination if the issuer’s credit rating falls below investment grade or if the issuer fails to make payments on other debt. While most variable-rate demand securities allow a fund to exercise its demand rights at any time, some such securities may only allow a fund to exercise its demand rights at certain times, which reduces the liquidity usually associated with this type of security. There may also be a period of time between when a fund exercises its demand rights and when the demand feature provider is obligated to pay. A fund could suffer losses in the event that the demand feature provider, usually a bank, fails to meet its obligation to pay the demand.
Certain variable- and floating-rate debt securities are subject to rates that are tied to an interest rate, such as the London Interbank Offered Rate (LIBOR). On March 5, 2021, the UK Financial Conduct Authority (FCA) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication
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of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of the funds’ investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the funds’ investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a fund and its investments. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.
Synthetic variable- or floating-rate securities include tender option bond receipts. Tender option bond receipts are derived from fixed-rate municipal bonds that are placed in a trust that also contains a liquidity facility. The trust issues two classes of receipts, one of which is a synthetic variable-rate demand obligation and one of which is an inverse-rate long-term obligation; each obligation represents a proportionate interest in the underlying bonds. The remarketing agent for the trust sets a floating- or variable-rate on typically a weekly basis. The synthetic variable-rate demand obligations, or floater receipts, grant the investors (floater holders) the right to require the liquidity provider to purchase the receipts at par, on a periodic (e.g., daily, weekly or monthly) basis. The trust receives the interest income paid by the issuer of the underlying bonds and, after paying fees to the trustee, remarketing agent and liquidity provider, the remaining income is paid to the floater holders based on the prevailing market rate set by the remarketing agent and the remaining (or inverse) amount is paid to the long-term investor. The trust is collapsed prior to the maturity of the bonds and the receipt holders may participate in any gain realized from the sale of the bonds at that time. In the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond, the liquidity facility provider may not be obligated to accept tendered floater receipts. In this event, the underlying bonds in the trust are priced for sale in the market and the proceeds are used to repay the floater and inverse receipt holders. If the receipt holders cannot be repaid in full from the sale of the underlying bonds then the bonds will be distributed to the receipt holders on a pro-rata basis, in which case the holders would anticipate a loss. Tender option bonds may be considered derivatives and are subject to the risk thereof.
The funds may invest in tender option bonds the interest on which will, in the opinion of bond counsel or counsel for the issuer of interests therein, be exempt from regular federal income tax. Tender option bond trust receipts generally are structured as private placements and, accordingly, may be deemed to be restricted securities for purposes of a fund’s investment limitations.
The funds may purchase certain variable-rate demand securities issued by closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. The funds may invest in securities issued by single state or national closed-end municipal bond funds. It is anticipated that the interest on the variable-rate demand securities will be exempt from federal income tax and, with respect to any such securities issued by single state municipal bond funds, exempt from the applicable state’s income tax. The variable-rate demand securities will pay a variable dividend rate, determined weekly, typically through a remarketing process, and include a demand feature that provides a fund with a contractual right to tender the securities to a liquidity provider on at least seven (7) days notice. The funds will have the right to seek to enforce the liquidity provider’s contractual obligation to purchase the securities, but the funds could lose money if the liquidity provider fails to honor its obligation. The funds have no right to put the securities back to the closed-end municipal bond funds or demand payment or redemption directly from the closed-end municipal bond funds. Further, the variable-rate demand securities are not freely transferable and, therefore, the funds may only transfer the securities to another investor in compliance with certain exemptions under the 1933 Act, including Rule 144A.
A fund’s purchase of variable-rate demand securities issued by closed-end municipal bond funds will be subject to the restrictions set forth in the 1940 Act regarding investments in other investment companies.
INVESTMENT LIMITATIONS
The following investment limitations may be changed only by vote of a majority of each fund’s outstanding shares.
Schwab Government Money Fund and Schwab Retirement Government Money Fund may not:
(1)
Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(2)
Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
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(3)
Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(4)
Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(5)
Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(6)
Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(7)
Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(8)
Purchase securities or make investments other than in accordance with its investment objectives and policies.
Schwab Value Advantage Money Fund may not:
(1)
Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(2)
Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(3)
Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(4)
Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(5)
Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(6)
Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(7)
Borrow money, except to the extent permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(8)
Purchase securities or make investments other than in accordance with its investment objective and policies.
Schwab Treasury Obligations Money Fund and Schwab U.S. Treasury Money Fund may not:
(1)
Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(2)
Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(3)
Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(4)
Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(5)
Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(6)
Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(7)
Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
The following descriptions of the 1940 Act may assist investors in understanding the above fundamental policies and restrictions.
Diversification. Under the 1940 Act, a diversified fund, with respect to 75% of its total assets, may not purchase securities (other than U.S. government securities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer or it would own more than 10% of such issuer’s outstanding voting securities. Money market funds that satisfy the applicable diversification requirements of Rule 2a-7 of the 1940 Act are deemed to satisfy the diversification requirements set forth above.
Borrowing. The 1940 Act presently restricts a fund from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 ⅓% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).
Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.
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Concentration. The SEC presently defines concentration as investing more than 25% of a fund’s net assets in an industry or group of industries, with certain exceptions. Municipal securities are not deemed to be issued by an issuer from a single industry or group of industries.
Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.
Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are entered into in accordance with the conditions to applicable SEC requirements.
Real Estate. The 1940 Act does not directly restrict a fund’s ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The funds have adopted a fundamental policy that would permit direct investment in real estate. However, the funds have a non-fundamental investment limitation that prohibits them from investing directly in real estate. This non-fundamental policy may be changed only by vote of the funds’ Board.
The following are non-fundamental investment policies and restrictions, and may be changed by the Board.
Each fund may not:
(1)
Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.
(2)
Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.
(3)
Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(4)
Lend any security or make any other loan if, as a result, more than 33 ⅓% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).
(5)
Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 ⅓% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).
(6)
Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).
(7)
Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.
Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of a fund’s acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment.
MANAGEMENT OF THE FUNDS
The funds are overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met five times during the most recent fiscal year.
Certain trustees are “interested persons.” A trustee is considered an interested person (Interested Trustee) of the Trust under the 1940 Act if he or she is an officer, director, or an employee of Schwab Asset Management or Charles Schwab & Co., Inc. (Schwab or the distributor). A trustee also may be considered an interested person of the Trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation (CSC), a publicly traded company and the parent company of Schwab Asset Management and Schwab.
As used herein, the terms “Fund Complex” and “Family of Investment Companies” each refer collectively to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust and Laudus Trust which, as of April 28,
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2023, included 105 funds. As used herein, the term “Schwab Funds” refers collectively to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; and the term “Schwab ETFs” refers to Schwab Strategic Trust.
Each of the officers and/or trustees serves in the same capacity, unless otherwise noted, for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The tables below provide information about the trustees and officers for the Trust, which includes the funds in this SAI. The address of each individual listed below is 211 Main Street, San Francisco, CA 94105.
Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES
Michael J. Beer(2) 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired. Director, President and Chief Executive Officer (Dec. 2016-Sept. 2019), Principal Funds (investment management).	105	Director (2016-2019), Principal Funds, Inc.
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	105	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	105	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	105	Director (2004‑present), Corcept Therapeutics Incorporated Director (2009‑2021), Adamas Pharmaceuticals, Inc. Director (2003‑2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018-present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009-2017), CareGroup Healthcare System, Inc. (healthcare).	105	None
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008-present), Patmore Management Consulting (management consulting).	105	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 - 2018), BNY Mellon (financial services).	105	None
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Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships During the Past Five Years
INTERESTED TRUSTEES
Walter W. Bettinger II(3) 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Co-Chairman of the Board (July 2022-present), Director and Chief Executive Officer (Oct. 2008-present) and President (Feb. 2007-Oct. 2021), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008-Oct. 2021) and Director (May 2008-Oct. 2021), Charles Schwab & Co., Inc.; Director (Apr. 2006-present), Charles Schwab Bank, SSB; Director (Nov. 2017-present), Charles Schwab Premier Bank, SSB; Director (July 2019-present), Charles Schwab Trust Bank; Director (May 2008-present), Chief Executive Officer (Aug. 2017-present) and President (Aug. 2017-Nov. 2021), Schwab Holdings, Inc.; Director (Oct. 2020-present), TD Ameritrade Holding Corporation; Director (July 2016-Oct. 2021), Charles Schwab Investment Management, Inc.	105	Director (2008‑present), The Charles Schwab Corporation
Richard A. Wurster(2)(3) 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	President (Oct. 2021-present) and Executive Vice President – Schwab Asset Management Solutions (Apr. 2019-Oct. 2021), The Charles Schwab Corporation; President, Director (Oct. 2021-present), Executive Vice President – Schwab Asset Management Solutions (July 2019-Oct. 2021) and Senior Vice President – Advisory (May 2016-July 2019), Charles Schwab & Co., Inc.; President (Nov. 2021-present), Schwab Holdings, Inc.; Director (Oct. 2021-present) and Chief Executive Officer (Nov. 2019-Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Mar. 2018-Oct. 2022), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (July 2016-Apr. 2018) and President (Mar. 2017-Apr. 2018), ThomasPartners, Inc.; Chief Executive Officer (July 2016-Apr. 2018), Windhaven Investment Management, Inc.	105	None
Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(4) )	Principal Occupations During the Past Five Years
OFFICERS
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019-present), President (Oct. 2018-present), Chief Operating Officer (Jan. 2021-present) and Chief Executive Officer (Apr. 2019-Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020-Mar. 2022) and Chief Operating Officer (Jan. 2021-Mar. 2022), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Apr. 2019-present), President (Nov. 2018-present) and Trustee (Apr. 2019-Dec. 2020), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (May 2022-present), Senior Vice President (Apr. 2019-May 2022) and Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014-Mar. 2019), Charles Schwab & Co., Inc.
Mark Fischer
1970
Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Chief Operating Officer (Dec. 2020-present) and Treasurer and Chief Financial Officer (Jan. 2016-Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Chief Financial Officer (Mar. 2020-present) and Vice President (Oct. 2013-present), Charles Schwab Investment Management, Inc.
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Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(4) )	Principal Occupations During the Past Five Years
Dana Smith
1965
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2023)	Treasurer and Chief Financial Officer (Jan. 2023-present) and Assistant Treasurer (Dec. 2015-Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Vice President (Mar. 2022-present) and Director (Oct. 2015-Mar. 2022), Charles Schwab Investment Management, Inc.
Omar Aguilar
1970
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Chief Executive Officer (Jan. 2022-present), Chief Investment Officer (Apr. 2011-present) and Senior Vice President (Apr. 2011-Dec. 2021), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Oct. 2022-present), Charles Schwab Investment Advisory, Inc. Vice President and Chief Investment Officer (June 2011-present), Schwab Funds, Laudus Trust and Schwab ETFs.
Brett Wander
1961
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011-present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011-present), Schwab Funds, Laudus Trust and Schwab ETFs.
William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Senior Vice President and Chief Investment Officer (Jan. 2020-present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021-present), Schwab Funds, Laudus Trust and Schwab ETFs; Senior Vice President and Chief Investment Officer - ThomasPartners Strategies (Apr. 2018-Dec. 2019), Charles Schwab Investment Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001-Apr. 2018), ThomasPartners, Inc.
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Chief Legal Officer (Mar. 2022-present) and Vice President (Sept. 2005-present), Charles Schwab Investment Management, Inc.; Managing Director (May 2022-present) and Vice President (July 2005-May 2022), Charles Schwab & Co., Inc.; Vice President (Dec. 2005-present) and Chief Legal Officer and Clerk (Mar. 2007-present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021-present), Vice President (Nov. 2005-Oct. 2021) and Assistant Secretary (June 2007-Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021-present), Vice President and Assistant Secretary (Oct. 2009-Oct. 2021), Schwab ETFs.

(1)
Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.

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(2)
Mr. Beer and Mr. Wurster joined the Board effective October 1, 2022.

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(3)
Mr. Bettinger and Mr. Wurster are Interested Trustees. Mr. Bettinger and Mr. Wurster are Interested Trustees because each owns stock of CSC, the parent company of Schwab Asset Management, the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc., the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.

(4)
The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Board Leadership Structure
The Chairman of the Board, Walter W. Bettinger II, is Chief Executive Officer and a member of the Board of Directors of CSC and an interested person of the Trust as that term is defined in the 1940 Act. The Board is comprised of a super-majority (75 percent) of trustees who are not interested persons of the Trust (i.e., independent trustees). The Trust does not have a single lead independent trustee. There are three primary committees of the Board: the Audit, Compliance and Valuation Committee; the Governance Committee; and the Investment Oversight Committee. Each of the Committees is chaired by an independent trustee, and each Committee is currently comprised solely of independent trustees. The Committee chairs preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the independent trustees and management on matters within the scope of the responsibilities of each Committee as set forth in its Board-approved charter. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the independent trustees of the Trust constitute a super-majority of the Board, the fact that Committee chairs are independent trustees, the number of funds (and classes) overseen by the Board, and the total number of trustees on the Board.
Board Oversight of Risk Management
Like most investment companies, fund management and its other service providers have responsibility for day-to-day risk management for the funds. The Board’s duties, as part of its risk oversight of the Trust, consist of monitoring risks identified during regular and special reports to the Committees of the Board, as well as regular and special reports to the full Board. In addition to monitoring such risks, the Committees and the Board oversee efforts of fund management and service providers to manage risks to which the funds of the Trust may be exposed. For example, the Investment Oversight Committee meets with portfolio managers and receives regular reports regarding investment
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risk and credit risk of a fund’s portfolio. The Audit, Compliance and Valuation Committee meets with the funds’ Chief Compliance Officer and Chief Financial Officer and receives regular reports regarding compliance risks, operational risks and risks related to the valuation and liquidity of portfolio securities. From its review of these reports and discussions with management, each Committee receives information about the material risks of the funds of the Trust and about how management and service providers mitigate those risks, enabling the independent Committee chairs and other independent members of the Committees to discuss these risks with the full Board.
The Board recognizes that not all risks that may affect the funds can be identified nor can processes and controls be developed to eliminate or mitigate the occurrence or effects of certain risks; some risks are simply beyond the reasonable control of the funds, their management, and service providers. Although the risk oversight functions of the Board, and the risk management policies of fund management and fund service providers, are designed to be effective, there is no guarantee that they will eliminate or mitigate all risks. In addition, it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s investment objective. As a result of the foregoing and other factors, the funds’ ability to manage risk is subject to significant limitations.
Individual Trustee Qualifications
The Board has concluded that each of the trustees should initially and continue to serve on the Board because of (i) his or her ability to review and understand information about the Trust provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the Trust, and to exercise their business judgment in a manner that serves the best interests of the Trust’s shareholders and (ii) the trustee’s experience, qualifications, attributes or skills as described below.
The Board has concluded that Mr. Beer should serve as trustee of the Trust because of the experience he gained serving as director, president and chief executive officer of Principal Funds and his knowledge and experience in the investment management industry.
The Board has concluded that Mr. Bettinger should serve as trustee of the Trust because of the experience he gained as president and chief executive officer of The Charles Schwab Corporation, his knowledge of and experience in the financial services industry, and the experience he has gained serving as trustee of the Schwab Funds since 2008, the Schwab ETFs since 2009, and the Laudus Trust since 2010.
The Board has concluded that Mr. Burns should serve as trustee of the Trust because of the experience he gained as managing director of Pacific Investment Management Company, LLC (PIMCO) and president of PIMCO Funds as well as the experience he has gained serving as trustee of the Schwab ETFs since 2009, and the Schwab Funds and Laudus Trust since 2016.
The Board has concluded that Ms. Heller should serve as trustee of the Trust because of the experience she gained as president of TIAA Charitable and as senior managing director at TIAA, the experience she has gained serving on other non-public company boards, her knowledge of and experience in the financial services industry, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2018.
The Board has concluded that Mr. Mahoney should serve as trustee of the Trust because of the experience he gained serving as trustee of the Schwab Funds and Laudus Trust since 2011 and Schwab ETFs since 2016, as co-chief executive officer of McKesson Corporation, and his service on other public company boards.
The Board has concluded that Ms. Moncreiff should serve as trustee of the Trust because of the experience she gained as chief investment officer of CareGroup Healthcare System, the experience she has gained serving on other non-public company boards, her knowledge of and experience in the financial services industry, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2019.
The Board has concluded that Ms. Patmore should serve as trustee of the Trust because of the experience she gained serving as chief financial officer and executive vice president of First Data Corporation, her knowledge of and experience in management consulting, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2016.
The Board has concluded that Mr. Penn should serve as trustee of the Trust because of the experience he gained as head of equity sales and trading of BNY Mellon and his knowledge of and experience in the financial services industry, as well as the experience he has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2021.
The Board has concluded that Mr. Wurster should serve as trustee of the Trust because of the experience he gained leading investment advisory firms and organizations, including Schwab Asset Management, and his knowledge of and experience in the investment management industry.
Trustee Committees
The Board has established certain committees and adopted Committee charters with respect to those committees, each as described below:
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The Audit, Compliance and Valuation Committee reviews the integrity of the Trust’s financial reporting processes and compliance policies, procedures and processes, and the Trust’s overall system of internal controls. The Audit, Compliance and Valuation Committee also reviews and evaluates the qualifications, independence and performance of the Trust’s independent auditors, and the
17

implementation and operation of the Trust’s valuation policy and procedures. This Committee is comprised of at least three independent trustees and currently has the following members: Kimberly S. Patmore (Chair), Michael J. Beer and J. Derek Penn. The Committee met four times during the most recent fiscal year.
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The Governance Committee reviews and makes recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of Committees of the Board, and the training of trustees. The Governance Committee is responsible for selecting and nominating candidates to serve as trustees. The Governance Committee does not have a written policy with respect to consideration of candidates for trustee submitted by shareholders. However, if the Governance Committee determined that it would be in the best interests of the Trust to fill a vacancy on the Board, and a shareholder submitted a candidate for consideration by the Board to fill the vacancy, the Governance Committee would evaluate that candidate in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Trust at the Trust’s principal business address. This Committee is comprised of at least three independent trustees and currently has the following members: David L. Mahoney (Chair), Robert W. Burns and Kimberly S. Patmore. The Committee met four times during the most recent fiscal year.
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The Investment Oversight Committee reviews the investment activities of the Trust and the performance of the funds’ investment adviser. This Committee is comprised of at least three trustees (at least two-thirds of whom shall be independent trustees) and currently has the following members: Jane P. Moncreiff (Chair), Robert W. Burns, Nancy F. Heller and David L. Mahoney. The Committee met four times during the most recent fiscal year.
Trustee Compensation
The following table provides trustee compensation for the fiscal year ended December 31, 2022, earned with respect to the funds in this SAI and the Fund Complex.
Name of Trustee	Aggregate Compensation from the Funds in this SAI	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Funds and Fund Complex Paid to Trustees
INTERESTED TRUSTEES
Walter W. Bettinger II	None	N/A	None
Richard A. Wurster(1)	None	N/A	None
INDEPENDENT TRUSTEES
Michael J. Beer(1)	$13,889	N/A	$82,500
Robert W. Burns	$48,699	N/A	$330,000
Nancy F. Heller	$48,699	N/A	$330,000
David L. Mahoney	$51,650	N/A	$350,000
Jane P. Moncreiff	$51,650	N/A	$350,000
Kiran M. Patel(2)	$51,650	N/A	$350,000
Kimberly S. Patmore	$48,699	N/A	$330,000
J. Derek Penn	$48,699	N/A	$330,000

(1)
Mr. Beer and Mr. Wurster joined the Board effective October 1, 2022.

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(2)
Mr. Patel retired from the Board effective December 31, 2022.

Securities Beneficially Owned by Each Trustee
The following table provides each trustee’s equity ownership of the funds and ownership of all registered investment companies overseen by each trustee in the Family of Investment Companies as of December 31, 2022.
Name of Trustee	Dollar Range of Trustee Ownership of the Funds Included in the SAI		Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
INTERESTED TRUSTEES
Walter W. Bettinger II			Over $100,000
	Schwab Value Advantage Money Fund	Over $100,000
	Schwab Government Money Fund	None
	Schwab Treasury Obligations Money Fund	None
	Schwab Retirement Government Money Fund	None
	Schwab U.S. Treasury Money Fund	None
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Name of Trustee	Dollar Range of Trustee Ownership of the Funds Included in the SAI		Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
Richard A. Wurster(1)			Over $100,000
	Schwab Value Advantage Money Fund	None
	Schwab Government Money Fund	$1-$10,000
	Schwab Treasury Obligations Money Fund	None
	Schwab Retirement Government Money Fund	None
	Schwab U.S. Treasury Money Fund	None
INDEPENDENT TRUSTEES
Michael J. Beer(1)			Over $100,000
	Schwab Value Advantage Money Fund	Over $100,000
	Schwab Government Money Fund	None
	Schwab Treasury Obligations Money Fund	None
	Schwab Retirement Government Money Fund	None
	Schwab U.S. Treasury Money Fund	None
Robert W. Burns			Over $100,000
	Schwab Value Advantage Money Fund	Over $100,000
	Schwab Government Money Fund	None
	Schwab Treasury Obligations Money Fund	None
	Schwab Retirement Government Money Fund	None
	Schwab U.S. Treasury Money Fund	None
Nancy F. Heller			Over $100,000
	Schwab Value Advantage Money Fund	None
	Schwab Government Money Fund	None
	Schwab Treasury Obligations Money Fund	None
	Schwab Retirement Government Money Fund	None
	Schwab U.S. Treasury Money Fund	None
David L. Mahoney			Over $100,000
	Schwab Value Advantage Money Fund	None
	Schwab Government Money Fund	None
	Schwab Treasury Obligations Money Fund	None
	Schwab Retirement Government Money Fund	None
	Schwab U.S. Treasury Money Fund	None
Jane P. Moncreiff			Over $100,000
	Schwab Value Advantage Money Fund	None
	Schwab Government Money Fund	None
	Schwab Treasury Obligations Money Fund	None
	Schwab Retirement Government Money Fund	None
	Schwab U.S. Treasury Money Fund	None
Kimberly S. Patmore			Over $100,000
	Schwab Value Advantage Money Fund	None
	Schwab Government Money Fund	None
	Schwab Treasury Obligations Money Fund	None
	Schwab Retirement Government Money Fund	None
	Schwab U.S. Treasury Money Fund	None
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Name of Trustee	Dollar Range of Trustee Ownership of the Funds Included in the SAI		Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
J. Derek Penn			None
	Schwab Value Advantage Money Fund	None
	Schwab Government Money Fund	None
	Schwab Treasury Obligations Money Fund	None
	Schwab Retirement Government Money Fund	None
	Schwab U.S. Treasury Money Fund	None

(1)
Mr. Beer and Mr. Wurster joined the Board effective October 1, 2022.

As of December 31, 2022, none of the independent trustees or their immediate family members owned beneficially or of record any securities of Schwab Asset Management or Schwab, or any sub-advisers or the distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Schwab Asset Management or Schwab or any sub-advisers or the distributor of the funds.
Deferred Compensation Plan
Independent trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the Trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds selected by the trustee. Currently, none of the independent trustees has elected to participate in this plan.
Code of Ethics
The funds, the investment adviser and Schwab have adopted a Code of Ethics as required under the 1940 Act. Subject to certain conditions or restrictions, the Code of Ethics permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser’s Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of March 31, 2023, the officers and trustees of the Trust, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of each fund.
As of March 31, 2023, the following persons or entities owned, of record or beneficially, 5% or more of the outstanding voting securities of any class of each fund (a shareholder’s or an entity’s address will be listed once at the first mention and not repeated for future entries):
Fund	Name and Address	Percentage of Ownership
Schwab Value Advantage Money Fund Investor Shares	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105‑1905	87.75%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103‑2226	12.20%
Schwab Value Advantage Money Fund Ultra Shares	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	93.53%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients	6.47%
Schwab Government Money Fund Sweep Shares	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	100%
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Fund	Name and Address	Percentage of Ownership
Schwab Government Money Fund Investor Shares	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	85.62%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients	14.33%
Schwab Government Money Fund Ultra Shares	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	95.54%
	Schwab Charitable Fund 211 Main Street San Francisco, CA 94105	18.66	%(1)
Schwab Treasury Obligations Money Fund Investor Shares	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	77.57%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients	22.43%
Schwab Treasury Obligations Money Fund Ultra Shares	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	89.29%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients	10.71%
Schwab Retirement Government Money Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	36.93%
	Ascensus FBO American Century Kansas Postsecondary Education Savings Program Attn: SSB&T Custodian Fund 693 4500 Main Street Kansas City, MO 64111‑7709	17.30%
	Joseph Adams c/o Charles Schwab Trust Bank Enhanced Revenue 2360 Corporate Circle Suite 400 Henderson, NV 89074	35.63	%(1)
Schwab U.S. Treasury Money Fund Investor Shares	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	85.74%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients	14.25%
Schwab U.S. Treasury Money Fund Ultra Shares	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	92.55%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients	7.31%

(1)
These shares are held within the Charles Schwab & Co., Inc. account listed elsewhere in the table.

Persons who beneficially own more than 25% of a fund may be deemed to control the fund. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of such fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.
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INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of CSC, 211 Main Street, San Francisco, CA 94105, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the Trust. Schwab is an affiliate of Schwab Asset Management and is the Trust’s distributor. Charles R. Schwab is the founder, Chairman and Director of CSC. As a result of his ownership of and interests in CSC, Mr. Schwab may be deemed to be a controlling person of Schwab Asset Management and Schwab.
Advisory Agreement
The continuation of a fund’s Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (independent trustees), cast in person, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, at a meeting called for the purpose of voting on such approval.
Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement between the Trust and Schwab Asset Management with respect to existing funds in the Trust. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by Schwab Asset Management, as well as extensive data provided by third parties, and the independent trustees receive advice from counsel to the independent trustees.
Effective September 24, 2020, for its advisory and administrative services to each fund, Schwab Asset Management is entitled to receive an annual fee payable monthly, equal to 0.19% of each fund’s average daily net assets. Prior to September 24, 2020, for its advisory and administrative services to each fund, Schwab Asset Management was entitled to receive a graduated annual fee payable monthly based on each fund’s average daily net assets as described below.
Average Daily Net Assets	Fee
First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
More than $40 billion	0.25%
The following table shows the net advisory fees paid by each fund and gross fees reduced by each fund for the past three fiscal years. The figures in the “net fees paid” row represent the actual amounts paid to the Schwab Asset Management, which include the effect of any reductions due to the application of a fund’s contractual expense limitation agreement. The figures in the “gross fees reduced by” row represent the amount, if any, the advisory fees payable to Schwab Asset Management were reduced due to the application of a fund’s contractual expense limitation agreement.
Fund		2022	2021	2020
Schwab Value Advantage Money Fund	Net fees paid:	$175,523,983	$152,039,642	$211,404,679
	Gross fees reduced by:	$5,905,793	$2,402,127	$61,381,281
Schwab Government Money Fund	Net fees paid:	$67,004,522	$61,435,215	$85,258,661
	Gross fees reduced by:	$1,823,187	$216,605	$24,566
Schwab Treasury Obligations Money Fund	Net fees paid:	$26,775,368	$15,629,887	$33,032,106
	Gross fees reduced by:	$1,223,596	$230,351	$51,657
Schwab Retirement Government Money Fund	Net fees paid:	$2,819,438	$3,025,480	$4,141,557
	Gross fees reduced by:	$264,567	$289,897	$2,812,708
Schwab U.S. Treasury Money Fund	Net fees paid:	$19,657,227	$21,465,004	$43,001,114
	Gross fees reduced by:	$732,007	$283,942	$57,702
Effective September 24, 2020, Schwab Asset Management and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of each fund below as follows for so long as Schwab Asset Management serves as the adviser to the fund (a contractual expense limitation agreement). Schwab Asset Management and/or its affiliates also may, if applicable, voluntarily waive and/or reimburse expenses in excess of their current fee waiver and reimbursement commitment to the extent necessary to maintain a non-negative net yield for each fund (the voluntary yield waiver). The voluntary yield waiver cannot be recaptured by Schwab Asset Management and/or its affiliates.
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Fund	Expense Cap
Schwab Value Advantage Money Fund – Investor Shares	0.34%
Schwab Value Advantage Money Fund – Ultra Shares	0.19%
Schwab Government Money Fund – Sweep Shares	0.44%
Schwab Government Money Fund – Investor Shares	0.34%
Schwab Government Money Fund – Ultra Shares	0.19%
Schwab Treasury Obligations Money Fund – Investor Shares	0.34%
Schwab Treasury Obligations Money Fund – Ultra Shares	0.19%
Schwab Retirement Government Money Fund	0.19%
Schwab U.S. Treasury Money Fund – Investor Shares	0.34%
Schwab U.S. Treasury Money Fund – Ultra Shares	0.19%
From October 3, 2017 to September 24, 2020, Schwab Asset Management and its affiliates had agreed to limit the total annual fund operating expenses (excluding interest, taxes, and certain non-routine expenses) of each fund below as follows (a contractual expense limitation agreement).
Fund	Expense Cap
Schwab Value Advantage Money Fund – Investor Shares	0.35%
Schwab Value Advantage Money Fund – Ultra Shares	0.19%
Schwab Government Money Fund – Sweep Shares	0.70%
Schwab Government Money Fund – Investor Shares	0.35%
Schwab Treasury Obligations Money Fund – Investor Shares	0.35%
Schwab Retirement Government Money Fund	0.19%
Schwab U.S. Treasury Money Fund – Investor Shares	0.35%
A fund’s contractual expense limitation agreement may only be amended or terminated with the approval of the fund’s Board. The contractual expense limitation agreement is applied prior to and without regard to the voluntary yield waiver and may not be recaptured by Schwab Asset Management and/or its affiliates. A contractual expense limitation agreement, where applicable, is not intended to cover all fund expenses, and a fund’s expenses may exceed the amount of the expense limitation set forth in a contractual expense limitation agreement. For example, the contractual expense limitation agreement does not cover investment-related expenses, such as brokerage commissions, interest, taxes and the fees and expenses of pooled investment vehicles, such as other investment companies, nor does it cover extraordinary or non-routine expenses, if any, such as shareholder meeting costs.
Distributor
Pursuant to a Second Amended and Restated Distribution Agreement between Schwab and the Trust, Schwab, located at 211 Main Street, San Francisco, CA 94105, is the principal underwriter for shares of the funds and is the Trust’s agent for the purpose of the continuous offering of the funds’ shares. The funds pay for prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement; however, as described below in “Payments to Financial Intermediaries,” Schwab Asset Management compensates Schwab, in its capacity as a financial intermediary and not in its capacity as distributor and principal underwriter for the funds, for providing certain additional services that may be deemed to be distribution-related.
Payments to Financial Intermediaries
Schwab Asset Management and its affiliates make payments to certain broker-dealers, banks, trust companies, insurance companies, retirement plan service providers, consultants and other financial intermediaries (Intermediaries) for services and expenses incurred in connection with certain activities or services which may educate financial advisors or facilitate, directly or indirectly, investment in the funds and other investment companies advised by Schwab Asset Management, including the Schwab ETFs. These payments are made by Schwab Asset Management or its affiliates at their own expense, and not from the assets of the funds. Although a portion of Schwab Asset Management’s and its affiliates’ revenue comes directly or indirectly in part from fees paid by the funds, these payments do not increase the expenses paid by investors for the purchase of fund shares, or the cost of owning a fund.
These payments may relate to educational efforts regarding the funds, or for other activities, such as marketing and/or fund promotion activities and presentations, educational training programs, conferences, data analytics and support, or the development and support of technology platforms and/or reporting systems. In addition, Schwab Asset Management or its affiliates make payments to certain Intermediaries that make
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shares of the funds available to their customers or otherwise promote the funds, which may include Intermediaries that allow customers to buy and sell fund shares without paying a commission or other transaction charge. Payments of this type are sometimes referred to as revenue-sharing or marketing support.
Payments made to Intermediaries may be significant and may cause an Intermediary to make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive. As a result, these payments could create conflicts of interest between an Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the funds over other investments.
As of April 28, 2023, Schwab Asset Management anticipates that Envestnet Asset Management, Inc., E*TRADE Securities LLC, Fidelity Brokerage Services LLC/National Financial Services LLC, Empower Annuity Insurance Company of America, Minnesota Life Insurance Company, Morgan Stanley Smith Barney LLC, Principal Life Insurance Company and Teachers Insurance and Annuity Association of America will receive these payments. Schwab Asset Management may enter into similar agreements with other FINRA member firms (or their affiliates) in the future. In addition to member firms of FINRA, Schwab Asset Management and its affiliates may also make these payments to certain other financial intermediaries, such as banks, trust companies, insurance companies, and plan administrators and consultants that sell fund shares or provide services to the funds and their shareholders. These firms may not be included in this list. You should ask your financial intermediary if it receives such payments.
Schwab Asset Management also makes payments to Schwab for certain administrative, professional and support services provided by Schwab, in its capacity as an affiliated financial intermediary and not as distributor and principal underwriter of the funds. These payments reimburse Schwab for its charges, costs and expenses of providing Schwab personnel to perform marketing and sales activities under the direction of Schwab Asset Management, such as sales lead generation and sales support, assistance with public relations, marketing and/or advertising activities and presentations, educational training programs, conferences, and data analytics and support. Payments also are made by Schwab Asset Management to Schwab for Schwab Asset Management’s allocated costs of general corporate services provided by Schwab, such as human resources, facilities, project management support and technology.
Shareholder Servicing and Sweep Administration Plan
The Trust’s Board has adopted an amended Shareholder Servicing and Sweep Administration Plan (the Plan) on behalf of the funds of the Trust. The Plan enables the funds to bear expenses relating to the provision by financial intermediaries, including Schwab (together, service providers), of certain shareholder services to the current shareholders of the funds. Pursuant to the Plan, each fund is subject to an annual shareholder servicing fee, up to the amount set forth below:
Fund	Shareholder Servicing Fee
Schwab Value Advantage Money Fund – Investor Shares	0.15%
Schwab Value Advantage Money Fund – Ultra Shares	0.00%
Schwab Government Money Fund – Sweep Shares	0.15%
Schwab Government Money Fund – Investor Shares	0.15%
Schwab Government Money Fund – Ultra Shares	0.00%
Schwab Treasury Obligations Money Fund – Investor Shares	0.15%
Schwab Treasury Obligations Money Fund – Ultra Shares	0.00%
Schwab Retirement Government Money Fund	0.00%
Schwab U.S. Treasury Money Fund – Investor Shares	0.15%
Schwab U.S. Treasury Money Fund – Ultra Shares	0.00%

Pursuant to the Plan, the funds may pay service providers (including Schwab) that, pursuant to written agreements with Schwab or the Trust, provide certain account maintenance, customer liaison and shareholder services to fund shareholders. The service providers may provide fund shareholders with the following shareholder services, among other shareholder services: (i) maintaining records for shareholders that hold shares of a fund; (ii) communicating with shareholders, including the mailing of regular statements and confirmation statements, distributing fund-related materials, mailing prospectuses and reports to shareholders, and responding to shareholder inquiries; (iii) communicating and processing shareholder purchase, redemption and exchange orders; (iv) communicating mergers, splits or other reorganization activities to fund shareholders; and (v) preparing and filing tax information, returns and reports.
The shareholder servicing fee paid to a particular service provider is calculated at the annual rate set forth in the chart above and is based on the average daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Pursuant to the Plan, Schwab Government Money Fund may pay Schwab for certain administration services it provides to fund shareholders invested in its Sweep Shares. Schwab may provide fund shareholders with the following sweep administration services, among other
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sweep administration services: processing of automatic purchases and redemptions. Pursuant to the Plan, Sweep Shares of the Schwab Government Money Fund are subject to an annual sweep administration fee, up to the amount set forth below:
Fund	Sweep Administration Fee
Schwab Government Money Fund – Sweep Shares	0.10%
The sweep administration fee paid to Schwab is calculated at the annual rate set forth in the chart above and is based on the average daily net asset value of the fund (or class) shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s actual cost of providing the administration services. If the cost of providing the administration services under the Plan is less than the payments received, the unexpended portion of the sweep administration fees may be retained as profit by Schwab. In the event Schwab discontinues the sweep administration services it provides to fund shareholders in the Sweep Shares in their entirety, it will not continue to collect the Sweep Administration Fee.
The Plan shall continue in effect for a fund for so long as its continuance is specifically approved at least annually by a vote of the majority of both (i) the Board of Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the Qualified Trustees). The Plan requires that Schwab or any person authorized to direct the disposition of monies paid or payable by the funds pursuant to the Plan furnish quarterly written reports of amounts spent under the Plan and the purposes of such expenditures to the Board of Trustees of the Trust for review. All material amendments to the Plan must be approved by votes of the majority of both (i) the Board of Trustees and (ii) the Qualified Trustees.
Transfer Agent
BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, serves as the funds’ transfer agent. As part of these services, the firm maintains records pertaining to the sale, redemption and transfer of the funds’ shares.
Custodian and Fund Accountant
State Street Bank and Trust Company (State Street), One Lincoln Street, Boston, MA 02111, serves as custodian and fund accountant for the funds.
The custodian is responsible for the daily safekeeping of securities and cash held by the funds. The fund accountant maintains the books and records related to each fund’s transactions.
Independent Registered Public Accounting Firm
The funds’ independent registered public accounting firm, Deloitte & Touche LLP (Deloitte), 1601 Wewatta Street, Suite 400, Denver, CO 80202, audits and reports on the annual financial statements of the funds and reviews certain regulatory reports. Deloitte or one of its affiliates also reviews each fund’s federal income tax returns and performs other professional, accounting, auditing, tax and advisory services when engaged to do so by the Trust.
Other Expenses
The funds pay other expenses that typically are connected with the Trust’s operations, and include legal, audit and custodian fees, as well as the costs of accounting and registration of the funds. Expenses not directly attributable to a particular fund will generally be allocated among the funds in the Trust on the basis of each fund’s relative net assets at the time the expense is incurred.
Securities Lending Activities
As of the most recent fiscal year-end, the funds had not entered into a contract with a securities lending agent and were not engaged in securities lending.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Portfolio Turnover
Because securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the funds’ portfolio turnover rate for reporting purposes is expected to be near zero.
Portfolio Transactions
The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. A fund generally does not incur any commissions or sales charges when it invests in underlying Schwab Funds, but it may incur such costs if it invests directly in other types of securities or in unaffiliated funds. Purchases and sales of securities on a stock exchange,
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including ETF shares, or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Exchange fees may also apply to transactions effected on an exchange. Purchases and sales of fixed-income securities may be transacted with the issuer, the issuer’s underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed-income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which certain of the funds may invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and brokerage commissions.
The investment adviser seeks to obtain best execution for each fund’s portfolio transactions. The investment adviser considers commission rates along with a number of factors relating to the quality of execution. Considered factors may cover the full range and quality of a broker’s service, including, without limitation, value provided, execution capability, commission rate, financial responsibility and responsiveness to the investment adviser. The investment adviser may also consider brokerage and research services provided by the broker. The investment adviser does not take into consideration fund sales when selecting a broker to effect a portfolio transaction; however, the investment adviser may execute through brokers that sell shares of funds advised by the investment adviser.
The investment adviser generally will not enter into soft-dollar arrangements with brokers to obtain third-party research or other services in exchange for brokerage commissions paid by advised accounts. However, the investment adviser does receive various forms of eligible proprietary research that is bundled with brokerage services at no additional cost from certain of the brokers with whom the investment adviser executes equity or fixed-income trades. These services or products may include: company financial data and economic data (e.g., unemployment, inflation rates and GDP figures), stock quotes, last sale prices and trading volumes, research reports analyzing the performance of a particular company or stock, access to websites that contain data about various securities markets, narrowly distributed trade magazines or technical journals covering specific industries, products, or issuers, seminars or conferences registration fees which provide substantive content relating to eligible research, discussions with research analysts or meetings with corporate executives which provide a means of obtaining oral advice on securities, markets or particular issuers, short-term custody related to effecting particular transactions and clearance and settlement of those trades, lines between the broker-dealer and order management systems operated by a third party vendor, dedicated lines between the broker-dealer and the investment adviser’s order management system, dedicated lines providing direct dial-up service between the investment adviser and the trading desk at the broker-dealer, and message services used to transmit orders to broker-dealers for execution.
The investment adviser does not currently cause a fund to pay a higher commission in return for brokerage or research services or products to obtain research or other products or services. If the investment adviser elected to do so, it would receive a benefit because it would not have to produce or pay for the research, products or services. Consequently, this may create an incentive for the investment adviser to select or recommend a broker-dealer based on its interest in receiving the research or other products or services.
The investment adviser may purchase new issues of securities for the funds in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements.
The investment adviser may place orders directly with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable a fund to trade directly with other institutional holders. At times, this may allow a fund to trade larger blocks than would be possible trading through a single market maker.
In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds, the investment adviser follows procedures, adopted by the Board, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions.
In certain market circumstances, the investment adviser may determine that its clients, which include registered investment companies and other advisory clients, are best served by placing one order on behalf of several of them. The investment adviser will not aggregate transactions if it determines that to do so (i) would be unfair or inequitable in the circumstances; (ii) is impractical; or (iii) is otherwise inappropriate in the circumstances. The funds may pay higher brokerage costs or otherwise receive less favorable prices or execution if the investment adviser does not aggregate trades when it has an opportunity to do so.
The investment adviser’s aggregation and allocation guidelines are intended to ensure that trade allocations are timely, that no set of trade allocations is accomplished to unfairly advantage or disadvantage particular clients or types of clients and that, over time, client accounts are treated fairly and equitably, even though a specific trade may have the effect of benefiting one account against another when viewed in isolation. In connection with the aggregation of purchase and sale orders for two or more client accounts, the following requirements must be met:
(1)
The investment adviser shall not receive additional compensation or remuneration of any kind as a result of aggregating transactions for clients.
(2)
The investment adviser, for each client, must determine that the purchase or sale of each particular security involved is appropriate for the client and consistent with its investment objectives and its investment guidelines or restrictions.
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(3)
Each client that participates in a block trade will participate at the average security price with all transaction costs shared on a pro-rata basis.
(4)
Client account information at the investment adviser must separately reflect the securities that have been bought, sold and held for each client.
The investment adviser portfolio management personnel are responsible for placing orders for fixed-income securities transactions with broker-dealers. When orders for the same security for different client accounts are aggregated, they are generally allocated after execution because fixed-income transactions are typically conducted in individually negotiated transactions. For money market fund accounts, allocations among similar client accounts are determined with the general purpose of achieving, as nearly as possible, performance characteristic parity among such accounts over time. Similar money market fund accounts furthest from achieving performance characteristic parity typically receive priority in allocations. In addition to performance (gross yield), factors considered may include, but are not limited to: (i) capacity available for a particular name or sector; (ii) cash flow/liquidity; (iii) management of maturities; and (iv) weighted average maturity (or weighted average life). Allocations among dissimilar money market fund accounts are generally pro rata, subject to adjustments to accommodate specific investment guidelines and portfolio characteristics of client accounts. Additional factors considered may include, but are not limited to: (i) the factors set forth for similar client accounts; (ii) alternative minimum tax; (iii) issuing state; and (iv) tax exempt versus taxable income status. The investment adviser portfolio managers may give priority to a particular fund in circumstances where it is necessary to meet that fund’s investment objective.
Brokerage Commissions
During the last three fiscal years, the funds paid no brokerage commissions.
Regular Broker-Dealers
During the fiscal year, the funds held securities issued by their respective “regular broker-dealers” (as defined in Rule 10b-1 under the 1940 Act), indicated below as of December 31, 2022.
Fund	Regular Broker-Dealer	Value of Holdings
Schwab Value Advantage Money Fund	Citigroup Global Markets Inc.	$4,988,054,200
	BofA Securities, Inc.	$1,834,000,000
	RBC Dominion Securities Inc. / Royal Bank of Canada	$460,000,000
	J.P. Morgan Securities LLC	$200,000,000
Schwab Government Money Fund	None	N/A
Schwab Treasury Obligations Money Fund	None	N/A
Schwab Retirement Government Money Fund	None	N/A
Schwab U.S. Treasury Money Fund	None	N/A
PROXY VOTING
The Board has delegated the responsibility for voting proxies to Schwab Asset Management, pursuant to the investment adviser’s Proxy Voting Policy with respect to proxies voted on behalf of the various Schwab Funds’ portfolios. A description of such Proxy Voting Policy is included in Appendix – Proxy Voting Policy.
The Trust is required to disclose annually a fund’s complete proxy voting record on Form N-PX. A fund’s proxy voting record for the most recent 12-month period ended June 30th is available by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus. A fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.
PORTFOLIO HOLDINGS DISCLOSURE
For this section only, the following disclosure relates to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust and Laudus Trust (collectively, the Trusts) and each series thereunder (each a fund and collectively, the funds).
The Trusts’ Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds’ portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the
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interests of the funds’ shareholders, on the one hand, and those of the funds’ investment adviser, subadviser (if applicable), principal underwriter or any affiliated person of a fund, its investment adviser, subadviser or principal underwriter, on the other. Pursuant to such procedures, the Board has authorized one of the President, Chief Operating Officer or Chief Financial Officer of the Trusts (in consultation with a fund’s subadviser, if applicable) to authorize the release of the funds’ portfolio holdings prior to regular public disclosure (as outlined in the prospectus and below) or regular public filings, as necessary, in conformity with the foregoing principles.
The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of the funds’ policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided “early disclosure” of the funds’ portfolio holdings information and will periodically review any agreements that the Trusts have entered into to selectively disclose portfolio holdings.
Portfolio holdings may be made available on a selective basis to ratings agencies, certain industry organizations, consultants and other qualified financial professionals when the appropriate officer of the Trusts determines such disclosure meets the requirements noted above and serves a legitimate business purpose. Agreements entered into with such entities will describe the permitted use of portfolio holdings and provide that, among other customary confidentiality provisions: (i) the portfolio holdings will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement.
The funds’ service providers including, without limitation, the investment adviser, subadvisers (if applicable), the distributor, the custodian, fund accountant, transfer agent, certain affiliates of the investment adviser, counsel, auditor, proxy voting service provider, pricing information vendors, trade execution measurement vendors, portfolio management system providers, cloud database providers, securities lending agents, publisher, printer and mailing agent may receive disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the funds. Schwab Asset Management, any subadviser to a fund as disclosed in the most current prospectus, Glass, Lewis & Co., LLC, State Street and/or Brown Brothers Harriman & Co., as service providers to the funds, are currently receiving this information on a daily basis. Donnelley Financial Solutions, as a service provider to the funds, is currently receiving this information on a quarterly basis. Deloitte, the Transfer Agent, and the Distributor, as service providers to the funds, receive this information on an as-needed basis. Service providers are subject to a duty of confidentiality with respect to any portfolio holdings information they receive whether imposed by the confidentiality provisions of the service providers’ agreements with the Trusts or by the nature of its relationship with the Trusts. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio holdings, a fund will not continue to conduct business with a service provider who the fund believes is misusing the disclosed information.
To the extent that a fund invests in an unaffiliated acquired fund, the Trusts will, when required by Rule 12d1-4, promptly notify the acquired fund, upon causing a fund to acquire more than 3% of the acquired fund’s outstanding shares.
The funds’ policies and procedures prohibit the funds, the funds’ investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.
Generally, a complete list of a fund’s portfolio holdings is published on the fund’s website www.schwabassetmanagement.com on the “Prospectus & Reports” tab under “Portfolio Holdings” generally 60-80 days after a fund’s fiscal quarter-end in-line with regulatory filings unless a different timing is outlined in the fund’s prospectus.
Specifically for the Schwab ETFs (other than the Schwab Ariel ESG ETF), each Schwab ETF discloses its portfolio holdings each business day on its website before the opening of regular trading on the ETF’s primary listing exchange in accordance with the requirements of Rule 6c-11 under the 1940 Act. Portfolio holdings information made available in connection with the process of purchasing or redeeming Creation Units for the Schwab ETFs may be provided to other entities that provided services to the funds in the ordinary course of business after it has been disseminated to the NSCC.
The Schwab Money Funds have an ongoing arrangement to make available information about the funds’ portfolio holdings and information derived from the funds’ portfolio holdings to iMoneyNet, a rating and ranking organization, which is subject to a confidentiality agreement. Under its arrangement with the funds, iMoneyNet, among other things, receives information concerning the funds’ net assets, yields, maturities and portfolio compositions on a weekly basis, subject to a one business day lag.
On the website, the funds also may provide, on a monthly or quarterly basis, information regarding certain attributes of a fund’s portfolio, such as a fund’s top ten holdings, sector weightings, composition, credit quality and duration and maturity, as applicable. This information is generally updated within 5-25 days after the end of the period. This information on the website is publicly available to all categories of persons.
The funds may disclose non-material information including commentary and aggregate information about the characteristics of a fund in connection with or relating to a fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.
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Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases, commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a fund. Commentary and analysis include, but are not limited to, the allocation of a fund’s portfolio securities and other investments among various asset classes, sectors, industries, countries or other relevant category, the characteristics of the stock components and other investments of a fund, the attribution of fund returns by asset class, sector, industry, country or other relevant category, and the volatility characteristics of a fund.
DESCRIPTION OF THE TRUST
Each fund is a series of The Charles Schwab Family of Funds, an open-end investment management company organized as a Massachusetts business trust on October 20, 1989.
The funds may hold special meetings of shareholders, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.
The bylaws of the Trust provide that one-third of shares present in person or represented by proxy and entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then one-third of the aggregate number of shares of that series present in person or represented by proxy and entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then one-third of the aggregate number of shares of that class present in person or represented by proxy and entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date or time, whether or not a quorum is present. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust’s obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust’s acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.
As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year’s income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value per share as determined in accordance with the bylaws.
Any series of the Trust may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any series.
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF SHARES
Purchasing and Redeeming Shares of the Funds
The funds are open for business each day, except for days on which the New York Stock Exchange (NYSE) is closed and the following federal holiday observances: Columbus Day and Veterans Day. The NYSE’s trading session is normally conducted from 9:30 a.m. until 4:00 p.m. Eastern Time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE’s trading sessions close early. The NYSE typically observes the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although it is expected that the same holidays will be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time. Orders that are received in good order by a fund’s transfer agent no later than the time specified by the Trust will be executed that day at the fund’s share price calculated that day. On any day that the NYSE closes early, the funds reserve the right to advance the time by which purchase, redemption and
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exchange orders must be received by the funds in order to be executed at that day’s share price. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase, exchange and redemption orders and calculate their share prices as of the normally scheduled close of regular trading on the NYSE for that day.
The funds have authorized one or more financial intermediaries, including Schwab, to accept on their behalf purchase, exchange and redemption orders. Such financial intermediaries have also been authorized to designate other intermediaries to accept purchase, exchange and redemption orders on the funds’ behalf. The funds will be deemed to have received a purchase, exchange or redemption order when an authorized intermediary or, if applicable, an intermediary’s authorized designee, receives such order. Such orders will be priced at the respective fund’s net asset value per share next determined after such orders are received by an authorized intermediary or the intermediary’s authorized designee.
As long as the funds or Schwab follow reasonable procedures to confirm that an investor’s telephone or internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or internet order, providing written confirmation of telephone or internet orders and tape recording all telephone orders.
Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by the funds’ transfer agent.
Each fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC’s prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board may deem advisable. Payment will be made wholly in cash unless the Board believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in “Pricing of Shares.” A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.
Each of Schwab Value Advantage Money Fund, Schwab Treasury Obligations Money Fund and Schwab U.S. Treasury Money Fund offer two share classes, Investor Shares and Ultra Shares. The Schwab Government Money Fund is composed of three classes of shares, Sweep Shares, Investor Shares and Ultra Shares. The Schwab Retirement Government Money Fund offers one share class. Each fund’s share classes share a common investment portfolio and objective but have different minimum investment requirements and different expenses. The Sweep Shares are designed to provide convenience through automatic investment of uninvested cash balances and automatic redemptions for transactions in your Schwab account. Schwab, in its discretion, may, at any time, determine to temporarily or permanently discontinue offering Sweep Shares to new or existing Schwab customers. In addition, Schwab has informed the Schwab Government Money Fund that it intends to seek authorization from its clients to redeem their holdings in the fund in the event the fund ceases to maintain a stable net asset value per share, which may result in a liquidation of the fund. The Investor Shares and Ultra Shares do not have a sweep feature.
Liquidity Fees and Gates
Pursuant to Rule 2a-7 under the 1940 Act, the Board is permitted to impose a liquidity fee on redemptions from the funds (up to 2%) or a redemption gate to temporarily restrict redemptions from the funds up to 10 business days (in any 90-day period) in the event that a fund’s “weekly liquid assets” fall below certain designated thresholds. Liquidity fees would reduce the amount you receive upon redemption of your shares. A redemption gate would temporarily prevent you from redeeming your shares in the funds.
Weekly liquid assets generally include:
●
cash;
●
direct obligations of the U.S. government;
●
certain other U.S. government or agency securities;
●
securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; and
●
amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.
If a fund’s weekly liquid assets fall below 30% of the fund’s total assets, the Board is permitted, but not required, to: (i) impose a liquidity fee of no more than 2% of the amount redeemed; and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If a fund’s weekly liquid assets fall below 10% of the fund’s total assets, the fund will impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Board determines that such a fee would not be in the best interests of the fund or determines that a lower or higher fee (subject to the 2% limit) would be in the best interests of the fund.
In the event a fund imposes a redemption gate, the fund, your financial advisor, and your broker will not accept redemption requests until the fund provides notice that the gate has been lifted. Redemption requests submitted while a redemption gate is imposed will be cancelled without further notice. If shareholders still wish to redeem their shares after a redemption gate has been lifted, they will need to submit a new request.
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Liquidity fees and redemption gates are most likely to be imposed during times of extraordinary market stress and will generally be imposed by the Board to restore a fund’s market-based NAV per share. Additionally, the Board generally expects that a liquidity fee or redemption gate would be imposed, if at all, after the fund has notified financial intermediaries and shareholders that a liquidity fee or redemption gate will be imposed (generally, as of the beginning of the next business day following the announcement that the fund will impose a liquidity fee or redemption gate). The imposition and termination of a liquidity fee or a redemption gate will be reported by the fund to the SEC on Form N-CR. In addition, the fund will make such announcements through a supplement to the prospectus and may make such announcements through a press release or by other means.
The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time if the Board believes termination to be in the best interest of a fund and its shareholders. Moreover, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once the fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period.
As government money market funds, the Schwab Government Money Fund, Schwab Treasury Obligations Money Fund, Schwab Retirement Government Money Fund and Schwab U.S. Treasury Money Fund are not required to impose a liquidity fee and/or a redemption gate on fund redemptions. The Board has determined not to subject the Schwab Government Money Fund, Schwab Treasury Obligations Money Fund, Schwab Retirement Government Money Fund and Schwab U.S. Treasury Money Fund to a liquidity fee and/or a redemption gate on fund redemptions. Please note that the Board has reserved its ability to change this determination with respect to liquidity fees and/or redemption gates, but only after providing appropriate prior notice to shareholders.
Exchanging Shares of the Funds
Methods to purchase and redeem shares are set forth in the funds’ prospectuses. An exchange order involves the redemption of all or a portion of the shares of one Schwab Fund and the simultaneous purchase of shares of another Schwab Fund. Exchange orders must meet the minimum investment and any other requirements of the fund or class purchased. Exchange orders may not be executed between shares of Sweep Investments® and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement. In addition, different exchange policies may apply to Schwab Funds that are bought and sold through third-party intermediaries and the exchange privilege between Schwab Funds may not be available through third-party intermediaries.
The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact a fund’s operations; (ii) refuse orders that appear to be associated with short-term trading activities; and (iii) materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.
Pricing of Shares
Each fund values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of a fund’s investments at amortized cost with market values. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value following procedures approved by the Board. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day. The funds use approved pricing services to provide values for their portfolio securities. Securities will be fair valued pursuant to procedures approved by the funds’ Board when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board has designated the investment adviser as the valuation designee (Valuation Designee) for the funds to perform the fair value determination relating to all fund investments. The Valuation Designee periodically provides reports to the Board on items related to its fair value of fund investments.
The amortized cost method of valuation seeks to maintain a stable net asset value per share (NAV) of $1.00, even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder’s interest.
If a deviation of ½ of 1% or more between a fund’s NAV calculated using market values and a fund’s $1.00 NAV calculated using amortized cost were to occur or was expected to occur, or if there were any other deviation that the Board believed would result in a material dilution or other unfair results to shareholders or purchasers, the Board would promptly consider what action, if any, should be initiated, including, without limitation, selling portfolio instruments prior to their maturity to realize capital gains/losses or to shorten average portfolio maturity; redeeming shares in kind; establishing a NAV by using available market quotations or equivalents; or reducing the number of shares outstanding on a pro rata basis through reverse stock splits or the assessment of negative dividends to the extent permissible by applicable law and the Trust’s organizational documents. The Board may also consider taking these actions during a negative interest rate environment in an effort to maintain a fund’s $1.00 NAV to the extent permissible by applicable law and the Trust’s organizational documents. In addition, if a fund’s NAV
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calculated using market values declined, or was expected to decline, below a fund’s $1.00 NAV calculated using amortized cost, the Board might temporarily reduce or suspend dividend payments in an effort to maintain a fund’s $1.00 NAV. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund’s NAV calculated using market values were to increase, or were anticipated to increase above a fund’s $1.00 NAV calculated using amortized cost, the Board might supplement dividends in an effort to maintain a fund’s $1.00 NAV. The Board may take any of these, or other, actions to the extent permissible by applicable law.
Delivery of Shareholder Documents
Typically once a year, an updated prospectus will be mailed or electronically delivered to shareholders describing each fund’s investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed or electronically delivered (or a notice will be mailed and financial reports will be made available on the fund’s designated website) to shareholders describing each fund’s performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called “householding.” If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by a fund or other date as communicated by the financial intermediary.
TAXATION
This discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the Internal Revenue Code) and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Federal Tax Information for the Funds
It is each fund’s policy to qualify for taxation as a “regulated investment company” (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code. By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Internal Revenue Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.
Each fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust’s other funds. Each fund intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a fund must, among other requirements, distribute annually to its shareholders an amount at least equal to the sum of 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and 90% of its net tax-exempt income. Among these requirements are the following: (i) at least 90% of a fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers and which are engaged in the same, similar, or related trades or businesses if the fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.
The Internal Revenue Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their “ordinary income” (as defined in the Internal Revenue Code) for the calendar year plus 98.2% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. A fund may in certain circumstances be required to liquidate fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a fund to satisfy the requirements for qualification as a RIC.
With respect to investments in zero coupon or other securities which are sold at original issue discount and may not make periodic cash interest payments, a fund will be required to include as part of its current income the imputed interest on such obligations even though the fund has not received any corresponding interest payments on such obligations during that period. Because each fund distributes all of its net investment income to its shareholders, a fund may have to sell fund securities to distribute such imputed income which may occur at a time when the adviser would not have chosen to sell such securities and which may result in taxable gain or loss.
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A liquidity fee imposed by a fund will reduce the amount you will receive upon the redemption of your shares, and will decrease the amount of any capital gain or increase the amount of any capital loss you will recognize from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service. If the fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time.
Federal Income Tax Information for Shareholders
The discussion of federal income taxation presented below supplements the discussion in the funds’ prospectuses and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a fund.
On each business day that the NAV of a fund is determined, such fund’s net investment income will be declared as of the close of the fund (normally 4:00 p.m. Eastern time) as a daily dividend to shareholders of record. Your daily dividend is calculated each business day by applying the daily dividend rate by the number of shares owned, and is rounded to the nearest penny. The daily dividend is accrued each business day, and the sum of the daily dividends is paid monthly. For each fund, dividends will normally be reinvested monthly in shares of the fund at the NAV on the 15th day of each month, if a business day, otherwise on the next business day, except in December when dividends are reinvested on the last business day of December. If cash payment is requested, checks will normally be mailed on the business day following the reinvestment date. Each fund will pay shareholders, who redeem all of their shares, all dividends accrued to the time of the redemption within seven days.
Each fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a fund generally consists of: (1) accrued interest income, plus or minus amortized discount or premium, minus (2) accrued expenses allocated to that fund. If a fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board. Any realized capital losses, to the extent not offset by realized capital gains, will be carried forward.
Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. A fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Internal Revenue Code.
The funds do not expect to realize any long-term capital gains. However, long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. If you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. Distributions by a fund also may be subject to state, local and foreign taxes and their treatment under applicable tax laws may differ from the federal income tax treatment. Note that most states grant tax-exempt status to distributions paid to shareholders from earnings received on direct investment on U.S. government securities, subject to certain restrictions. For example, some states do not extend this exemption to distributions paid to shareholders from earnings on certain U.S. government agencies, such as Freddie Mac and Fannie Mae.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
A fund may engage in techniques that may alter the timing and character of its income. A fund may be restricted in its use of these techniques by rules relating to its qualification as a regulated investment company.
Because the taxable portion of a fund’s investment income consists primarily of interest, none of its dividends are expected to qualify under the Internal Revenue Code for the dividends received deduction for corporations or as qualified dividend income eligible for reduced tax rates for individuals.
Although not generally expected, the redemption or exchange of the shares of a fund may result in capital gain or loss to the shareholders. Generally, unless a shareholder chooses to adopt a simplified “NAV method” of accounting (described below), if a shareholder holds the shares as a capital asset, any gain or loss will be long-term gain or loss if the shares have been held for more than one year. Capital gains of corporate shareholders are subject to regular corporate tax rates. For non-corporate taxpayers, gain on the sale of shares held for more than one year will generally be taxed at the rate applicable to long-term capital gains, while gain on the sale of shares held for one year or less will generally be taxed at ordinary income rates. However, if a shareholder elects to adopt the simplified “NAV method” of accounting, rather than compute gain or loss on every taxable sale or other disposition of shares of a fund as described above, a shareholder would determine gain or loss based on the change in the aggregate value of fund shares during a computation period (such as the shareholder’s taxable year), reduced by the shareholder’s net investment (i.e., purchases minus sales) in those fund shares during the computation period. Under the simplified “NAV method,” any resulting capital gain or loss would be reportable on a net basis and would generally be treated as a short-term capital gain or loss.
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Each fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.
Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on taxable distributions derived from net investment income and short-term capital gains; provided, however, that U.S. source interest related dividends and short-term capital gain dividends generally are not subject to U.S. withholding tax if a fund elects to make reports with respect to such dividends. Distributions to foreign shareholders of such short-term capital gain dividends and of long-term capital gains, and any gains from the sale or other disposition of shares of the funds, generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Internal Revenue Code’s definition of “resident alien” or (2) who is physically present in the U.S. for 183 days or more per year as determined under certain IRS rules. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Foreign shareholders may also be subject to U.S. estate taxes with respect to shares in a fund.
The funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.
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APPENDIX – RATINGS OF INVESTMENT SECURITIES
From time to time, a fund may report the percentage of its assets that fall into the rating categories set forth below, as defined by the ratings agencies.
MOODY’S INVESTORS SERVICE
Global Long-Term Rating Scale
Aaa:
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:
Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa:
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba:
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:
Obligations rated B are considered speculative and are subject to high credit risk.

Caa:
Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Global Short-Term Rating Scale
P-1:
Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.

P-2:
Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.

P-3:
Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

STANDARD & POOR’S FINANCIAL SERVICES LLC
Long-Term Issue Credit Ratings
AAA:
An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB:
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C:
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D:
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Short-Term Issue Credit Ratings
A-1:
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

FITCH, INC.
Long-Term Ratings Scales
AAA:
‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:
‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:
‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:
‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB:
‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B:
‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC:
Very low margin for safety. Default is a real possibility.

CC:
Default of some kind appears probable.

C:
A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

i.
the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
ii.
the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
iii.
the formal announcement by the issuer or their agent of a distressed debt exchange;
iv.
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD:
‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased operating.

This would include:
i.
the selective payment default on a specific class or currency of debt;
ii.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
iii.
the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel;
iv.
ordinary execution of a distressed debt exchange on one or more material financial obligations.
D:
‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Short-Term Ratings
F1:
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country or monetary union. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2:
Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union. However, the margin of safety is not as great as in the case of the higher ratings.

F3:
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

APPENDIX – PROXY VOTING POLICY
The Charles Schwab Family of Funds Schwab Investments Schwab Capital Trust Schwab Annuity Portfolios Laudus Trust Schwab Strategic Trust

PROXY VOTING POLICY
AS OF MARCH 2023

The Boards of Trustees (the “Board”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, and Laudus Trust (“Schwab Funds”) and Schwab Strategic Trust (“Schwab ETFs”; collectively with Schwab Funds, the “Funds”) have delegated to the Funds’ investment adviser, Charles Schwab Investment Management, Inc. (“CSIM”), the responsibility to vote proxies relating to the Funds’ portfolio securities pursuant to CSIM’s Proxy Voting Policy (“CSIM Proxy Policy”). On an annual basis, CSIM will report to the Board any changes to the CSIM Proxy Policy and on the implementation of the CSIM Proxy Policy.

Charles Schwab Investment Management, Inc.

PROXY VOTING POLICY
AS OF MARCH 2023

I.
INTRODUCTION

Charles Schwab Investment Management, Inc. (“CSIM”), as an investment adviser, is responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients that have delegated the authority to vote proxies to CSIM. CSIM’s Proxy Committee exercises and documents CSIM’s responsibility with regard to voting of client proxies, including the review and approval of the Proxy Voting Policy (the “Proxy Policy”). CSIM’s Investment Stewardship Team has the primary responsibility to oversee that voting is carried out consistent with the Proxy Policy. The Investment Stewardship Team also conducts research into proxy issues and carries out engagement activities with companies. The Proxy Committee receives reports from the Investment Stewardship Team on these activities.
II.
PHILOSOPHY

As a leading asset manager, it is CSIM’s responsibility to use its proxy votes to encourage transparency, corporate governance structures, and the management of environmental, social and governance (ESG) issues that it believes protect and promote shareholder value.
Just as the investors in CSIM’s equity funds generally have a long-term investment horizon, CSIM takes a long-term, measured approach to investment stewardship. CSIM’s client-first philosophy drives all of its efforts, including its approach to decision making. In the investment stewardship context, that unfolds through CSIM’s efforts to appropriately manage risk by encouraging transparency and focusing on corporate governance structures that will help protect or promote shareholder value. CSIM also recognizes that companies can conduct themselves in ways that have important environmental and social consequences. Therefore, CSIM’s focus on maximizing long-term shareholder value includes consideration of potential environmental and social impacts that we believe are relevant to individual companies.
In general, CSIM believes corporate directors, as the elected representatives of all shareholders, are best positioned to oversee the management of their companies. Accordingly, CSIM typically supports a board of directors’ and management’s recommendations on proxy matters. However, CSIM will vote against management’s recommendations when it believes doing so will protect or promote long-term shareholder value.
III.
USE OF PROXY ADVISORS

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Glass, Lewis & Co., LLC (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. CSIM has also retained Institutional Shareholder Services Inc. to conduct research and provide voting recommendations on certain topics and may retain additional experts in the proxy voting, corporate governance, and ESG areas in the future.
To support CSIM in efficiently executing its votes, Glass Lewis, simultaneously with issuing its voting recommendations, also automatically populates votes based on CSIM’s custom voting guidelines, except for certain ballot items which CSIM elects to vote manually. CSIM’s votes are executed just prior to the vote deadline, which allows CSIM the opportunity to incorporate changes in Glass Lewis voting recommendations or the receipt of additional information from the company or other parties.
IV.
PROXY VOTING PRINCIPLES

CSIM invests on behalf of its clients in companies domiciled all over the world. Since corporate governance standards and best practices differ by country and jurisdiction, the market context is taken into account in the analysis of proposals. Furthermore, there are instances where CSIM may determine that voting is not in the best interests of its clients (typically due to costs or to trading restrictions) and will refrain from submitting votes.
The Proxy Committee reviews CSIM’s proxy voting guidelines with input from the Investment Stewardship Team at least annually and evaluates them in light of the long-term best interests of shareholders. In addition, for U.S. companies, contested director elections, “vote no” campaigns, mergers and acquisitions, some executive compensation and election of director proposals, and many shareholder proposals, including ESG-related proposals, such as those requesting additional environmental, social and political disclosures, are voted on a case-by-case basis by the Investment Stewardship Team.
The following is a summary of CSIM’s proxy voting principles which are grouped according to types of proposals usually presented to shareholders in proxy statements.
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A.
DIRECTORS AND AUDITORS

i.
Directors
As a starting point, CSIM expects the board to be composed of at least a majority of independent directors and to be responsive to shareholders. CSIM also expects directors that serve on a company’s nominating, compensation or audit committee to be independent. CSIM believes that diversity of background, experience and skills, and personal characteristics, including gender, race, ethnicity and age, meaningfully contribute to a board’s ability to make effective decisions on behalf of shareholders.
Factors that may result in a vote against one or more directors:
●
The board is not majority independent
●
A large-cap company board does not have at least two female directors, or a mid- or small-cap company does not have any female directors, and the board has not provided a reasonable explanation for its lack of gender diversity
●
A large-cap company board does not have at least one racially/ethnically diverse director, or has not provided explicit disclosure of director diversity and skills
●
Non-independent directors serve on the nominating, compensation or audit committees
●
A director recently failed to attend at least 75% of meetings or serves on an excessive number of publicly traded company boards
●
The directors approved executive compensation schemes that appear misaligned with shareholders’ interests
●
A director recently acted in a manner inconsistent with this Proxy Policy or failed to be responsive to concerns of shareholders
●
The company has not provided explicit disclosure of board oversight of material risks, including environmental and social risks
ii.
Contested Director Elections
A proxy contest is when a dissident shareholder (or group of shareholders) proposes outside nominees to compete against incumbent directors. A “Vote No” campaign is when an activist shareholder attempts to solicit votes against certain directors. CSIM evaluates proxy contests and Vote No campaigns on a case-by-case basis and votes for the outcome it believes will maximize long-term shareholder value. CSIM considers numerous factors when making its voting decision, including but not limited to the merit of the campaign, the qualifications of director nominees, long-term company performance compared to peers, board oversight of material risks, and, in the case of proxy contests, the dissident’s and management’s strategic plans for driving improvements.
iii.
Auditors
CSIM typically supports the ratification of auditors unless CSIM believes that the auditors’ independence may have been compromised.
Factors that may result in a vote against the ratification of auditors:
●
Audit-related fees are less than half of the total fees paid by the company to the audit firm
●
A recent material restatement of annual financial statements
●
A pattern of inaccurate audits or other behavior that may call into question an auditor’s effectiveness
B.
BOARD MATTERS

i.
Classified Boards
CSIM generally does not support classified board proposals unless management has provided valid reasoning for the structure.
ii.
Majority Voting
CSIM generally supports majority voting proposals when they call for plurality voting standards in contested elections.
iii.
Proxy Access
CSIM typically supports proxy access proposals when the following criteria are met:
●
Ownership threshold of at least 3% of the company’s outstanding shares held for at least three years
●
Number of nominees is no more than 20% of current board (rounded down to nearest whole number)
●
Group size is capped at 20 shareholders
iv.
Separation of Chair and CEO role
2

CSIM believes that the board is typically best positioned to determine its leadership structure. Therefore, CSIM will typically not support proposals requiring the separation of these roles unless certain circumstances are in place.
Factors that may result in a vote supporting a shareholder proposal requiring the separation of the Chair and CEO roles:
●
The board does not have a lead independent director
●
The board is not two-thirds independent
●
The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings
●
The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting
●
The company had material financial statement restatements
●
The company’s board adopted a Shareholder Rights Plan during the past year and did not submit it to shareholders for approval
●
Ongoing executive compensation concerns
●
Ongoing financial underperformance
●
Lack of robust lead independent director
v.
Independent Chair
CSIM believes that the board is typically best positioned to determine its leadership structure. Therefore, CSIM will typically not support proposals requiring an independent chair unless CSIM has concerns regarding the board’s accountability or responsiveness to shareholders.
Factors that may result in a vote supporting a shareholder proposal requiring an independent chair:
●
The board does not have a lead independent director
●
The board is not two-thirds independent
●
The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings
●
The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting
●
The company had material financial statement restatements
●
The company’s board adopted a Shareholder Rights Plan during the past year and did not submit it to shareholders for approval
●
Ongoing executive compensation concerns
●
Ongoing financial underperformance
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C.
COMPENSATION

i.
Advisory Vote on Executive Compensation and Frequency
CSIM generally supports advisory votes on executive compensation (which are proposed by management and are known as “Say-On-Pay”) when the compensation scheme appears aligned with shareholder economic interests and lacks problematic features.
Factors that may result in a vote against a company’s Say-On-Pay proposal:
●
Executive compensation is out of line with industry peers considering the company’s performance over time
●
Executive compensation plan includes significant guaranteed bonuses or has a low amount of compensation at risk
●
Executive compensation plan offers excessive one-time payments, perquisites, tax-gross up provisions, or golden parachutes
●
Compensation amounts are increased, or goals are lowered without providing a valid explanation
●
Executive compensation plan lacks adequate disclosure or rationale for decisions related to goals and amounts
CSIM typically supports annual advisory votes on executive compensation.
ii.
Equity Compensation Plans
CSIM generally supports stock-based compensation plans when they do not overly dilute shareholders by providing participants with excessive awards and lack problematic features.
3

Factors that may result in a vote against Equity Compensation Plans:
●
Plan’s total potential dilution appears excessive
●
Plan’s burn rate appears excessive compared to industry peers
●
Plan allows for the re-pricing of options without shareholder approval
●
Plan has an evergreen feature
iii.
Employee Stock Purchase Plans
CSIM supports the concept of broad employee participation in a company’s equity. Therefore, CSIM typically supports employee stock purchase plans when the shares can be purchased at 85% or more of the shares’ market value.
iv.
Re-price/Exchange Option Plans
CSIM generally only supports management proposals to re-price options when the plan excludes senior management and directors, does not excessively dilute shareholders, and the company has not significantly underperformed its industry peers over time.
D.
ANTI-TAKEOVER

i.
Shareholder Rights Plans
Shareholder Rights Plans constrain a potential acquirer’s ability to buy shares in a company above a certain threshold without the approval of the company’s board of directors. While such a plan may help a company in achieving a higher bid, it may also entrench the incumbent management and board. CSIM believes that shareholders should have the right to approve a Shareholder Rights Plan within a year of its adoption. CSIM generally votes against such plans if they do not have safeguards to protect shareholder interests.
Factors that may result in a vote against a Shareholder Rights Plan proposal:
●
Plan does not expire in a relatively short time horizon
●
Plan does not have a well-crafted permitted bid or qualified offer feature that mandates shareholder votes in certain situations
●
Plan automatically renews without shareholder approval
●
Company’s corporate governance profile
ii.
Right to Call Special Meeting
CSIM generally votes against shareholder proposals asking for shareholders to be given the right to call a special meeting unless the threshold to call a special meeting is 25% or more of shares outstanding to avoid wasting corporate resources.
iii.
Right to Act by Written Consent
CSIM generally votes against shareholder proposals asking for shareholders to be given the right to act by written consent if the company already offers shareholders the right to call special meetings. CSIM expects appropriate mechanisms for implementation.
iv.
Supermajority Voting
CSIM generally supports the concept of simple majority standards to pass proposals.
?
E.
CAPITAL STRUCTURE, MERGERS AND ACQUISITIONS

i.
Increase in Authorized Common Shares
CSIM typically supports proposals to increase the authorized shares unless the company does not sufficiently justify the need for the use of the proposed shares.
ii.
Preferred Shares
CSIM generally supports proposals to create a class of preferred shares with specific voting, dividend, conversion and other rights.
iii.
Mergers and Acquisitions
CSIM generally supports transactions that appear to maximize shareholder value. CSIM assesses these proposals on a case-by-case basis and considers the proposed transaction’s strategic rationale, the offer premium, the board’s oversight of the sales process, and other pertinent factors.
4

F.
ENVIRONMENTAL AND SOCIAL PROPOSALS

Effective oversight of material ESG risks relevant to a company and its business is an essential board function. In CSIM’s view, appropriate risk oversight of environmental and social issues contributes to sustainable long-term value and companies should provide pertinent information on material risks common to their industry and specific to their business. CSIM evaluates, on a case-by-case basis, shareholder proposals regarding environmental and social issues, including those calling for additional disclosure of material risks to a company, with emphasis placed on those risks identified within the framework of the Sustainability Accounting Standards Board (SASB).
CSIM recognizes that financial performance can be impacted by a company’s environmental, social and human capital management policies. CSIM’s case-by-case evaluation of these proposals takes into consideration a company’s current practices, level of reporting, disclosures by its peers, and the existence of controversies or litigation related to the issue.
CSIM believes that, in most instances, the board is best positioned to determine a company’s strategy and manage its operations, and generally does not support shareholder proposals seeking a change in business practices.
i.
Climate Change Proposals
CSIM believes that companies should provide pertinent information on the management of potential climate change-related risks, with the understanding that the relevance of this disclosure for any specific company will vary depending on its industry and operations. For companies operating in carbon-intensive industries, we believe boards should be considering a range of energy demand scenarios. We generally support proposals requesting additional disclosure on climate change-related impacts when the company’s current reporting is inadequate.
ii.
Corporate Political Activity Proposals
CSIM expects the board of directors to have a stated oversight process for political contributions and lobbying activities. CSIM evaluates proposals asking for disclosure of a company’s political contributions and lobbying activities and generally supports them if there is no evidence of board oversight or a company’s disclosure is deficient and lags that of its peers.
V.
ADMINISTRATION

?
A.
CONFLICTS OF INTERESTS

CSIM maintains the following practices that seek to prevent undue influence on its proxy voting activity. Such influence might arise from any relationship between the company holding the proxy (or any shareholder or board member of the company) and CSIM, CSIM’s affiliates, a mutual fund or exchange-traded fund managed by CSIM (“Affiliated Fund”), an affiliate of such Fund, or a CSIM employee. The Proxy Committee has directed that Glass Lewis be instructed to vote any such proxies in the same proportion as the votes of all other shareholders in the fund (i.e., “echo vote”).
With respect to proxies of an underlying Affiliated Fund, the Investment Stewardship Team will ensure that such proxies are “echo voted”, unless otherwise required by law. When required by law or applicable exemptive order, the Investment Stewardship Team will also ensure the “echo voting” of an unaffiliated mutual fund or exchange traded fund. For example, certain exemptive orders issued to a fund by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the fund, under certain circumstances, to “echo vote” proxies of registered investment companies that serve as underlying investments of the fund.
In addition, with respect to holdings of The Charles Schwab Corporation (“CSC”) (ticker symbol: SCHW), the Investment Stewardship Team will ensure such proxies are echo-voted, unless otherwise required by law.
Where the Proxy Committee has delegated an item to the Investment Stewardship Team, CSIM has taken certain steps to mitigate perceived or potential conflicts of interest, including, but not limited to, the following:
●
maintaining a reporting structure that separates employees with voting authority from those with sales or business relationship authority,
●
reporting of potential conflicts to the Proxy Committee to review the conflict and provide final vote determination,
●
defaulting to the standard CSIM Proxy Voting Policy.
In all other cases, proxy issues that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM’s clients, will be delegated to Glass Lewis to be voted in accordance with CSIM’s Proxy Voting Guidelines which are set each year based on governance criteria and not influenced by any individual issuer or ballot item.
5

Where CSIM’s Investment Stewardship Team conducts an engagement meeting with a company, CSIM has taken certain steps to mitigate perceived or potential conflicts of interest, including, but not limited to, the following:
●
ensuring that no members of the Board of (i) CSC or (ii) an Affiliated Fund, that are affiliated with such company, are participants in such meetings.
B.
FOREIGN SECURITIES/SHAREBLOCKING

Voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:
●
proxy statements and ballots written in a foreign language,
●
untimely and/or inadequate notice of shareholder meetings,
●
restrictions of foreigner’s ability to exercise votes,
●
requirements to vote proxies in person,
●
requirements to provide local agents with power of attorney to facilitate CSIM’s voting instructions.
In consideration of the foregoing issues, CSIM, in conjunction with Glass Lewis, uses its best efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time before and/or after the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs Glass Lewis not to vote such foreign proxies (share-blocking).
C.
SECURITIES LENDING

Certain of the funds managed by CSIM enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a fund’s securities on loan when deemed appropriate and in the best interest of shareholders.
D.
SUB-ADVISORY RELATIONSHIPS

Where CSIM has delegated day-to-day investment management responsibilities to an investment sub-adviser, CSIM may (but generally does not) delegate proxy voting responsibility to such investment sub-adviser. In addition, CSIM may share proxy voting with an investment sub-adviser. Each sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to make voting decisions in the best interest of each investment company and its shareholders, or other client associated with the securities it has been allocated. Each sub-adviser to whom proxy voting has been delegated must inform CSIM of its voting decisions to allow CSIM to implement the votes or in the case of shared voting responsibility, potentially override the sub-adviser’s vote recommendation. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser’s proxy voting policy to determine whether it believes that each sub-adviser’s proxy voting policy is generally consistent with the maximization of the value of CSIM’s clients’ investments by protecting the long-term best interest of shareholders.
E.
REPORTING AND RECORD RETENTION

CSIM will maintain, or cause Glass Lewis to maintain, records that identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients’ proxy voting records and procedures.
CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940, as amended.
6

Schwab Funds®
Schwab® AMT Tax-Free Money Fund
Investor Shares	SWWXX
Ultra Shares	SCTXX
Schwab® Municipal Money Fund
Investor Shares	SWTXX
Ultra Shares	SWOXX
Schwab® California Municipal Money Fund
Investor Shares	SWKXX
Ultra Shares	SCAXX
Schwab® New York Municipal Money Fund
Investor Shares	SWYXX
Ultra Shares	SNYXX
STATEMENT OF ADDITIONAL INFORMATION
April 28, 2023
The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with each fund’s prospectus dated April 28, 2023 (as amended from time to time).
The funds’ audited financial statements and the report of the independent registered public accounting firm thereon from the funds’ annual reports for the fiscal year ended December 31, 2022, are incorporated by reference into this SAI.
For a free copy of these documents or to request other information or ask questions about the funds, call Schwab Funds at 1-877-824-5615. For TDD service, call 1-800-345-2550. In addition, you may visit the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus for a free copy of a prospectus, SAI or an annual or semiannual report.
Each fund is a series of The Charles Schwab Family of Funds (the Trust). The funds are part of the Schwab complex of funds (Schwab Funds). Charles Schwab Investment Management, Inc., dba Schwab Asset Management™, is the investment adviser to the funds (investment adviser).
REG38785-27

INVESTMENT OBJECTIVES
The Schwab AMT Tax-Free Money Fund’s goal is to seek the highest current income exempt from federal income tax that is consistent with stability of capital and liquidity.
The Schwab Municipal Money Fund’s goal is to seek the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal income tax.
The Schwab California Municipal Money Fund’s goal is to seek the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and California personal income tax.
The Schwab New York Municipal Money Fund’s goal is to seek current income that is exempt from federal income and New York state and local income tax, consistent with preservation of capital and liquidity.
The investment objective of each fund, with the exception of Schwab New York Municipal Money Fund, may be changed only by a vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a fund are represented at the meeting; or (b) more than 50% of the outstanding voting shares of a fund. There is no guarantee the funds will achieve their objectives.
The funds operate as money market funds and seek to comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act), as that Rule may be interpreted and amended from time to time. The Rule’s key provisions govern the maturity, liquidity, quality and diversification of their money market fund investments. For example, with respect to maturity, Rule 2a-7 currently provides that money funds limit their investments to securities with remaining maturities of 397 days or less, and maintain dollar-weighted average maturities of 60 days or less and a dollar-weighted average life to maturity of 120 days or less, all calculated as described in the Rule or any interpretation thereunder. Tax-exempt money funds are subject to a minimum liquidity requirement that prohibits a fund from acquiring certain types of securities, if immediately after the acquisition, the fund’s investments in weekly liquid assets, as defined in the Rule, would be below 30% of the fund’s total assets. In addition, money funds may only invest in high-quality securities. The funds are also subject to strict diversification requirements under Rule 2a-7.
The following investment strategies, securities, risks and limitations supplement those set forth in the prospectuses and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund’s acquisition of such security or asset unless otherwise noted. Additionally, for purposes of calculating any restriction, an issuer shall be the entity deemed to be ultimately responsible for payments of interest and principal on the security pursuant to Rule 2a-7 under the 1940 Act unless otherwise noted.
INVESTMENT STRATEGIES
The Schwab AMT Tax-Free Money Fund (a national municipal money fund) seeks to achieve its investment objective by investing in money market securities from states and municipal agencies around the country and from U.S. territories and possessions. Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities whose interest is exempt from federal income tax, including the AMT. This policy may only be changed with shareholder approval. The fund does not currently intend to invest in any securities whose interest is subject to AMT. Also, for purposes of this policy, net assets means net assets plus any borrowings for investment purposes.
The Schwab Municipal Money Fund (a national municipal money fund) seeks to achieve its investment objective by investing in municipal money market securities from states and municipal agencies around the country and from U.S. territories and possessions. Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal income tax. This policy may only be changed with shareholder approval. These investments may include securities that pay income that is subject to the Alternative Minimum Tax (AMT). The fund will count such AMT securities toward satisfaction of the 80% basket in accordance with Rule 35d-1 under the 1940 Act. Also, for purposes of this policy, net assets mean net assets plus any borrowings for investment purposes.
The Schwab California Municipal Money Fund (a state-specific municipal money fund) seeks to achieve its investment objective by investing in money market securities from California issuers and from municipal agencies, U.S. territories and possessions. Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal and California personal income tax. This policy may only be changed with shareholder approval. These investments may include AMT securities. The fund will count AMT securities toward satisfaction of the 80% basket in accordance with Rule 35d-1 under the 1940 Act. Also, for purposes of this policy, net assets mean net assets plus any borrowings for investment purposes.
The Schwab New York Municipal Money Fund (a state-specific municipal money fund) seeks to achieve its investment objective by investing in money market securities from New York issuers and from municipal agencies, U.S. territories and possessions. Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal income and New York state and local income tax. This policy may only be changed with shareholder approval. These investments may include AMT securities. The fund will count AMT securities toward satisfaction of the 80% basket in accordance with Rule 35d-1 under the 1940 Act. Also, for purposes of this policy, net assets mean net assets plus any borrowings for investment purposes.

INVESTMENTS, SECURITIES AND RISKS
Not all investment securities or techniques discussed below are eligible investments for each fund. A fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.
From time to time a fund may hold certain securities not otherwise discussed in this SAI as a permissible investment for the fund. To the extent an investment becomes part of a fund’s principal or non-principal investment strategy, the fund will take the necessary steps to identify them as permissible investments. In addition, a fund may receive (i.e., not actively invest) such securities as a result of a corporate action, such as securities dividends, spin-offs or rights issues. In such cases, the fund will not actively add to its position and generally will dispose of the securities as soon as reasonably practicable.
Borrowing may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. A fund is required to comply with the asset coverage requirements of the 1940 Act when it engages in borrowing activities. If assets used to secure a borrowing decrease in value, a fund may be required to pledge additional collateral to avoid liquidation of those assets.
Concentration means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry’s securities. Each fund may invest more than 25% of its total assets in private activity bonds and municipal securities financing similar projects such as those relating to education, health care, transportation, utilities, industrial development and housing. To the extent a fund invests a substantial portion of its assets in private activity bond and municipal securities financing similar projects, the fund may be more sensitive to adverse economic, business or political developments. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects and the overall municipal risk.
Credit and Liquidity Supports or Enhancements may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic financial institutions as well as moral obligations, which are sometimes issued with municipal securities. Liquidity supports include puts, demand features, and lines of credit. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. The investment adviser may rely on its evaluation of the credit and liquidity of the credit support provider in determining whether to purchase or hold a security enhanced by such a support. Changes in the credit quality of a support provider could cause losses to a fund.
Cyber Security Risk. As the funds increasingly rely on technology and information systems to operate, the funds become susceptible to operational risks linked to security breaches in those information systems. Both calculated attacks and unintentional events can cause failures in the funds’ information systems. Cyber attacks can include acquiring unauthorized access to information systems, usually through hacking or the use of malicious software, for purposes of stealing assets or confidential information, corrupting data, or disrupting a fund’s operations. Cyber attacks can also occur without direct access to information systems, for example by making network services unavailable to intended users. Cyber security failures by, or breaches of the information systems of, the investment adviser, distributors, broker-dealers, other service providers (including, but not limited to, index providers, a fund’s accountants, custodians, transfer agents and administrators), or the issuers of securities the funds invest in may also cause disruptions and impact the funds’ business operations. Breaches in information security may result in financial losses, interference with the funds’ ability to calculate net asset value (NAV), impediments to trading, inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The funds have business continuity plans in the event of, and risk management systems to help prevent, such cyber attacks, but these plans and systems have limitations including the possibility that certain risks have not been identified. Moreover, the funds do not control the cyber security plans and systems of their service providers and other third party business partners. The funds and their shareholders could be negatively impacted as a result.
Debt Securities are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically “IOUs,” but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed-, variable- or floating-rate of interest on the amount of money borrowed (the principal) until it is paid back upon maturity.
Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Conversely, when interest rates rise, the prices of debt securities generally fall. Certain debt securities have call features that allow the issuer to redeem their outstanding debts prior to final maturity. Depending on the call feature, an issuer may pre-pay its outstanding debts and issue new ones paying lower interest rates. If an issuer redeems its debt securities prior to final maturity, a fund may have to replace these securities with lower yielding securities, which could result in a lower return. This is known as prepayment risk and is more likely to occur in a falling interest rate environment. In a rising interest rate environment, prepayment on outstanding debt securities is less likely to occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.

Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- and/or high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high-yield securities or “junk bonds.”
A change in a central bank’s monetary policy or economic conditions may lead to a change in interest rates, which could have sudden and unpredictable effects on the markets and significantly impact the value of debt securities in which a fund invests. Some debt securities, such as bonds with longer durations, are more sensitive to interest rate changes than others and may experience an immediate and considerable reduction in value if interest rates rise. Longer duration securities tend to be more volatile than shorter duration securities. As the values of debt securities in a fund’s portfolio adjust to a rise in interest rates, the fund’s share price may fall. In the event that a fund holds a large portion of its portfolio in longer duration securities when interest rates increase, the share price of the fund may fall significantly.
Certain debt securities have provisions that allow the issuer to redeem or “call” a bond before its maturity at a price below or above its current market value. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, a fund may have to replace these securities with lower yielding securities, which could result in a lower return.
Delayed-Delivery Transactions include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. When a fund sells a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses. Under Rule 18f-4 under the 1940 Act, a money market fund is only permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date. These requirements may limit the ability of a fund to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, as part of its investment strategies.
Diversification involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a diversified mutual fund and each fund follows the regulations set forth by the SEC in Rule 2a-7 that dictate the diversification requirements for money market mutual funds, as such regulations may be amended or interpreted from time to time. The Schwab AMT Tax-Free Money Fund and Schwab Municipal Money Fund may invest up to 25% of their assets in securities of a single issuer for a period of up to three business days.
Foreign Institutions involve additional risks. The funds may invest in U.S. dollar-denominated securities issued by foreign institutions or securities that are subject to credit or liquidity enhancements provided by foreign institutions. Foreign institutions may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements that are comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments could have effects on the value of securities issued or supported by foreign institutions. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government, currency blockage, the imposition of sanctions and other similar measures, or war could affect the value of these securities. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities or persons. The imposition of sanctions and other similar measures could, among other things, result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country’s securities or those of companies located in or economically tied to the sanctioned country, currency devaluation or volatility, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent a fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and adversely impact a fund’s liquidity and performance. In addition, there may be difficulties in obtaining or enforcing judgments against the foreign institutions that issue or support securities in which a fund may invest. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.
International trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries which could have a negative impact on a fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.
During the 2008-2009 global financial crisis, financial markets in Europe experienced significant volatility due, in part, to concerns about rising levels of government debt and the prevalence of increased budget deficits. As a result, many economies in the region suffered through prolonged economic downturns. Due to the economic integration of the region, another economic downturn in one European country may have a negative impact on the economies of other European countries.
The risk of investing in Europe may be heightened due to steps taken by the United Kingdom (UK) to exit the European Union (EU). On January 31, 2020, the UK officially withdrew from the EU. On December 30, 2020, the EU and UK signed the EU-UK Trade and Cooperation Agreement (TCA) which governs certain aspects of the EU’s and the UK’s relationship, many of which are still to be determined, including those related to financial services. Notwithstanding the TCA, significant uncertainty remains in the market regarding the ramifications of the UK’s withdrawal from the EU. The impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, and companies that conduct a significant amount of business in the UK or Europe may experience lower revenue and/or profit growth, all of which may adversely affect the value of a fund’s investments. Brexit also may cause additional member states to contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.
As a fund may hold investments in issuers that are located in Europe or that depend on revenues generated from operations in Europe, any material negative developments in Europe could have a negative impact on the value and liquidity of these investments, which could harm a fund’s performance.
Illiquid Securities means any securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s securities is monitored under the supervision and direction of the Board of Trustees (Board) and is governed by provisions of the 1940 Act, which provide that a fund may not acquire any illiquid security if, immediately after the acquisition, the fund would have invested more than 5% of the fund’s total assets in illiquid securities. Securities currently not considered liquid include, among others, repurchase agreements not maturing within seven days that are not subject to a demand feature of seven days or less and certain restricted securities. Any security may become illiquid at times of market dislocation.
Inflation/Deflation Risk. The funds may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from a fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a fund’s assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a fund’s assets.
Interfund Borrowing and Lending. The SEC has granted an exemption to the funds that permits the funds to borrow money from and/or lend money to other funds in the Fund Complex as defined under “Management of the Funds.” All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review of the Board.
Large Transaction Risk. Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of a fund’s shares. Redemptions by these shareholders of their holdings in a fund or large redemptions by several shareholders may impact the fund’s liquidity and NAV. These redemptions may also force a fund to sell securities when it would not otherwise do so, which could result in a loss to the fund, negative impact to the fund’s brokerage costs, acceleration of the realization of taxable income if sales of securities result in capital gains or other income (which particularly would impact shareholders who do not hold their fund shares in an IRA, 401(k) plan or other tax-advantaged investment plan), or higher portfolio turnover. Investors should consider whether a fund is an appropriate investment in light of their current financial position and goals.
Market Disruptions Risk. The funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, epidemics and pandemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a fund to lose value. These events can also impair the technology and other operational systems upon which the funds’ service providers, including Schwab Asset Management, as the funds’ investment adviser, rely, and could otherwise disrupt the funds’ service providers’ ability to fulfill their obligations to the funds.
The outbreak of COVID-19, a novel coronavirus disease, has caused volatility, severe market dislocations and liquidity constraints in many markets, including those in which the funds invest. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the global economic environment. These disruptions have led to instability in the market place, including losses and overall volatility. The impact of COVID-19, including variants of the underlying virus, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

Russia’s military invasion of Ukraine in February 2022, responses by the United States and other countries to the invasion and the potential for wider conflict have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals that, among other restrictions, prohibit companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These and potential similar future sanctions may limit the potential universe of securities in which the funds may invest and may require the funds to freeze or divest its existing investments in a company that becomes subject to such restrictions. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. The extent and duration of Russia’s military actions and the repercussions of such actions, including any retaliatory actions or countermeasures that may be taken by Russia or others subject to sanctions (such as cyberattacks on other governments, corporations or individuals) are unpredictable, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These events could negatively affect the funds’ performance.
U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the funds and issuers in which they invest. For example, if a bank in which a fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the funds invest remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the funds and issuers in which they invest.
The foregoing could lead to a significant economic downturn or recession, increased market volatility, market closures, changes in interest rates, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the funds. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the funds being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price their investments.
To satisfy any shareholder redemption requests during periods of extreme volatility, it is more likely the funds may be required to dispose of portfolio investments at inopportune times or prices.
Maturity of Investments generally will be determined using the portfolio securities’ final maturity dates or a shorter period as permitted by Rule 2a-7. Most municipal money market securities carry long final maturities but allow holders to demand repayment in a short period of time (see municipal variable-rate demand obligations) which, under Rule 2a-7, shortens the deemed maturity to the demand period. For a government security that is a variable-rate security where the variable rate of interest is readjusted at least every 397 calendar days, the maturity is deemed to be equal to the period remaining until the next readjustment of the interest rate. A short-term variable-rate security is deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A long-term variable-rate security that is subject to a demand feature is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A short-term floating-rate security is deemed to have a maturity of one day. A long-term floating-rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A repurchase agreement is deemed to have a maturity equal to the period remaining until the date on the repurchase of the underlying securities is scheduled to occur, or, where the agreement is subject to a demand, the notice period applicable to the demand for repurchase of the securities.
Money Market Securities are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, municipalities, corporations and financial institutions (like banks). Money market securities include, but are not limited to, variable-rate demand obligations, commercial paper, promissory notes, certificates of deposit, bankers’ acceptances, notes and time deposits.
Money market securities pay fixed-, variable- or floating-rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure.
Municipal Commercial Paper consists of short-term notes issued by states, local governments and other municipal entities to finance short-term credit needs. These securities are generally interest bearing. Municipal commercial paper, which may be unsecured, is subject to credit risk.

Municipal Leases are obligations issued in the form of a lease, an installment purchase contract or a participation interest in any of these obligations to finance the construction or acquisition of equipment or facilities. Municipal leases are generally subject to “nonappropriation risk,” which is the risk that the municipality may terminate the lease because funds have not been allocated to make the necessary lease payments. The lessor would then be entitled to repossess the property, but the value of the property may be less to private sector entities than it would be to the municipality.
Municipal Securities are debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations if interest on securities issued by those issuers is not subject to federal or state income tax (municipal issuers).
Municipal securities pay fixed-, variable- or floating-rates of interest, which is meant to be exempt from federal income tax, and, typically personal income tax of a state or locality. The investment adviser relies on the opinion of the issuer’s counsel, which is rendered at the time the security is issued, to determine whether the security is eligible, with respect to its validity and tax status, to be purchased by a fund. Neither the investment adviser nor the funds guarantee that this opinion is correct, and there is no assurance that the IRS will agree with such counsel’s opinion.
Municipal securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.
Municipal securities also may be issued to finance various private activities, including certain types of private activity bonds (industrial development bonds under prior law). These securities may be issued by or on behalf of public authorities to provide funds to construct or improve privately owned or operated facilities. The repayment of the debt is typically not an obligation of the municipal issuer but only of the operator or owner of the facility. Because the funds may invest in private activity bonds, the funds may not be desirable investments for “substantial users” of facilities financed by private activity bonds or industrial development bonds or for “related persons” of substantial users because distributions from the funds attributable to interest on such bonds may not be tax exempt to such users or persons or subject to the federal alternative minimum tax. Shareholders should consult their own tax advisors regarding the potential effect on them (if any) of any investment in these funds. The credit quality of private activity bonds may be related to the credit standing of the private corporation or other entity on whose behalf the bonds were issued and who is responsible for repaying the debt or to the financial institution providing a credit or liquidity enhancement.
Municipal securities generally are classified as “general obligation” or “revenue” and may be purchased directly or through participation interests. General obligation securities typically are secured by the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue securities may be payable only from the revenues derived from a particular facility or class of facilities or, in other cases, from the proceeds of a special tax or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity bonds is frequently related to the credit standing of private corporations or other entities.
Municipal securities may be owned directly or through participation interests, and include general obligation or revenue securities, tax-exempt commercial paper, notes and leases, as well as “conduit securities,” which are securities issued by a municipal issuer for the benefit of a person other than a municipal issuer who will provide for, or secure repayment of, the securities. For example, most municipal debt issued for health care and higher education institutions are issued through conduit issuers with the debt service payments secured by payments from the health care or higher education institution.
Examples of municipal securities that are issued with original maturities of 397 days or less are short-term tax anticipation and revenue anticipation notes, bond anticipation notes and municipal commercial paper. Tax anticipation and revenue anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes or other revenues on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality’s issuance of a longer-term bond in the future. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. The funds may purchase other municipal securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers. In addition, the maturity date or price of and financial assets collateralizing a municipal money market security may be structured in order to make it qualify as or act like a municipal money market security.
The funds also may invest in moral obligation securities, which are normally issued by special purpose public authorities. For example, for one type of moral obligation security, if the issuer of the security is unable to meet its obligation from current revenues, it may draw on a reserve fund. The state or municipality that created the entity has only a moral commitment, not a legal obligation, to restore the reserve fund.
The marketability, valuation or liquidity of municipal securities may be negatively affected in the event that states, localities or their authorities default on their debt obligations or other market events arise, which in turn may negatively affect fund performance, sometimes substantially. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal issuers of a particular state, territory, commonwealth, or possession could affect the market value or marketability of any one or all such states, territories, commonwealths, or possessions.

The value of municipal securities may also be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.
Municipal Variable- and Floating-Rate Debt Securities pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security’s value.
Most municipal variable-rate securities include a demand or put feature (variable-rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to shorten the maturity under Rule 2a-7, it is not always unconditional and may be subject to termination if the issuer’s credit rating falls below investment grade or if the issuer fails to make payments on other debt. While most variable-rate demand securities allow a fund to exercise its demand rights at any time, some such securities may only allow a fund to exercise its demand rights at certain times, which reduces the liquidity usually associated with this type of security. A fund could suffer losses in the event that the demand feature provider, which may be a bank, corporation or municipal entity, fails to meet its obligation to pay the demand.
Certain variable- and floating-rate debt securities are subject to rates that are tied to an interest rate, such as the London Interbank Offered Rate (LIBOR). On March 5, 2021, the UK Financial Conduct Authority (FCA) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of the funds’ investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the funds’ investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a fund and its investments. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.
Synthetic variable- or floating-rate securities include tender option bond receipts. Tender option bond receipts are derived from fixed-rate municipal bonds that are placed in a trust that also contains a liquidity facility. The trust issues two classes of receipts, one of which is a synthetic variable-rate demand obligation and one of which is an inverse-rate long-term obligation; each obligation represents a proportionate interest in the underlying bonds. The remarketing agent for the trust sets a floating- or variable-rate on typically a weekly basis. The synthetic variable-rate demand obligations, or floater receipts, grant the investors (floater holders) the right to require the liquidity provider to purchase the receipts at par, on a periodic (e.g., daily, weekly or monthly) basis. The trust receives the interest income paid by the issuer of the underlying bonds and, after paying fees to the trustee, remarketing agent and liquidity provider, the remaining income is paid to the floater holders based on the prevailing market rate set by the remarketing agent and the remaining (or inverse) amount is paid to the long-term investor. The trust is collapsed prior to the maturity of the bonds and the receipt holders may participate in any gain realized from the sale of the bonds at that time. In the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond, the liquidity facility provider may not be obligated to accept tendered floater receipts. In this event, the underlying bonds in the trust are priced for sale in the market and the proceeds are used to repay the floater and inverse receipt holders. If the receipt holders cannot be repaid in full from the sale of the underlying bonds then the bonds will be distributed to the receipt holders on a pro-rata basis, in which case the holders would anticipate a loss. Tender option bonds may be considered derivatives and are subject to the risk thereof.
The funds may invest in tender option bonds the interest on which will, in the opinion of bond counsel or counsel for the issuer of interests therein, be exempt from regular federal income tax. Tender option bond trust receipts generally are structured as private placements and, accordingly, may be deemed to be restricted securities for purposes of a fund’s investment limitations.
The funds may purchase certain variable-rate demand securities issued by closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. The funds may invest in securities issued by single state or national closed-end municipal bond funds. It is anticipated that the interest on the variable-rate demand securities will be exempt from federal income tax and, with respect to any such securities issued by single state municipal bond funds, exempt from the applicable state’s income tax. The Schwab AMT Tax-Free Money will invest in variable-rate demand securities issued by single state or national closed-end municipal bond funds only if it is anticipated that the interest on such securities will be exempt from the AMT. The variable-rate demand securities will pay a variable dividend rate, determined weekly, typically through a remarketing process, and include a demand feature that provides a fund with a contractual right to tender the securities to a liquidity provider on at least seven (7) days notice. The funds will have the right to seek to enforce the liquidity provider’s contractual obligation to purchase the securities, but the funds could lose money if the liquidity provider fails to honor its obligation. The funds have no right to put the securities back to the closed-end municipal bond funds or demand payment or redemption directly from the closed-end municipal bond funds. Further, the variable-rate demand securities are not freely transferable and, therefore, the funds may only transfer the securities to another investor in compliance with certain exemptions under the Securities Act of 1933, as amended, including Rule 144A.
A fund’s purchase of variable-rate demand securities issued by closed-end municipal bond funds will be subject to the restrictions set forth in the 1940 Act regarding investments in other investment companies. Variable-rate demand securities issued by closed-end municipal bond funds are considered “municipal money market securities” for purposes of each of the fund’s investment policy to invest at least 80% of its net assets in “municipal money market securities.”
Puts, sometimes called demand features or guarantees, are agreements that allow the buyer of the put to sell a security at a specified price and time to the seller or “put provider.” When a fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. Standby commitments are types of puts.
Quality of Money Market Investments. Each fund follows regulations set forth by the SEC that dictate the quality requirements for investments made by money market mutual funds, as such regulations may be amended or interpreted from time to time. Under the regulations, money market funds are required to limit their investments to “eligible securities,” which are defined to mean either (i) a security with a remaining maturity of 397 calendar days or less that a fund’s board (or its delegate) determines presents minimal credit risks to the fund; (ii) a security that is issued by a registered investment company that is a money market fund; or (iii) a security that is a government security. For securities that are not money market fund securities or government securities, the regulations require a money market fund’s board, or an appropriate delegate, to consider a series of factors that money market funds have traditionally used to evaluate the creditworthiness of a portfolio security, including the issuer’s or guarantor’s: (i) financial condition; (ii) sources of liquidity; (iii) ability to react to market-wide and issuer- or guarantor-specific events, including the ability to repay debt in a highly adverse situation; and (iv) position within its industry, as well as industry strength within the economy and relative economic trends.
Should a portfolio security held by a fund cease to be an eligible security (e.g., no longer presents minimal credit risks), Charles Schwab Investment Management, Inc., dba Schwab Asset Management shall cause the fund to dispose of such security as soon as practicable, consistent with achieving an orderly disposition of the security, by sale, exercise of any demand feature or otherwise, absent a funding by the fund’s Board that disposal of the portfolio security would not be in the best interests of the fund.
Repurchase Agreements involve a fund buying securities from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. When a fund enters into a repurchase agreement, the fund is exposed to the risk that the other party (i.e., the counterparty) will not fulfill its contractual obligation. In a repurchase agreement, there exists the risk that, when the fund buys a security from a counterparty that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counterparty will not repurchase the security. Repurchase agreements entered into by a fund (other than those where the U.S. government, one of its agencies or one of its instrumentalities is a counterparty, which may include the Federal Reserve Bank of New York) will provide that the underlying collateral, which may be in the form of cash, U.S. government securities, fixed income securities, equity securities or other types of securities, including securities that are rated below investment grade, shall at all times have a value at least equal to 100% of the resale price stated in the agreement. Repurchase agreements where the U.S. government, one of its agencies or one of its instrumentalities is a counterparty will provide that the underlying collateral shall have a value at least equal to 100% of the sale price stated in the agreement. Repurchase agreements with the Federal Reserve Bank of New York are deemed to be investments in U.S. government securities. Repurchase agreements collateralized entirely by cash or U.S. government securities may be deemed to be collateralized fully pursuant to Rule 2a-7 and may be deemed to be investments in the underlying securities.
Reduced participation in the repurchase agreement market by counterparties, particularly the Federal Reserve Bank of New York, due to regulatory or market conditions may affect a fund’s investment strategies, operations and/or performance.
Restricted Securities are securities that are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to a portfolio. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the 1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security. Certain restricted securities such as tender option bonds, commercial paper and other promissory notes may be issued under Section 4(a)(2) of the 1933 Act and may be sold only to qualified institutional buyers, such as the funds, under 1933 Act Rule 144A. Securities purchased through a private placement offering are also restricted securities. These securities may be considered to be liquid if they meet the criteria for liquidity established by the Board. To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in a fund’s portfolio may be increased if such securities become illiquid or if buyers in that market become unwilling to purchase the securities.
Securities of Other Investment Companies. Investment companies generally offer investors the advantages of diversification and professional investment management by combining shareholders’ money and investing it in securities such as stocks, bonds and money market instruments. Investment companies include: (1) open-end funds (commonly called mutual funds) that issue and redeem their shares on a continuous basis; (2) closed-end funds that offer a fixed number of shares, and are usually listed on an exchange; (3) unit investment trusts that generally offer a fixed number of redeemable shares; and (4) money market funds that typically seek current income by investing in money market securities (see the section titled “Money Market Securities” for more information). Certain open-end funds, closed-end funds and unit investment trusts are traded on exchanges.
Investment companies may make investments and use techniques designed to enhance their performance. These may include delayed-delivery and when-issued securities transactions; swap agreements; buying and selling futures contracts, illiquid, and/or restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Also, investment companies charge fees and incur expenses.
Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a fund may invest in another investment company may be limited. Except as described below, the 1940 Act currently requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one acquired investment company (acquired fund), (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of acquired funds as a group and (iii) not more than 3% of the outstanding voting stock of any one acquired fund will be owned by a fund.
Section 12(d)(1)(G) of the 1940 Act permits a fund to invest in acquired funds in the “same group of investment companies” (“affiliated funds”), government securities and short-term paper. In order to be an eligible investment under Section 12(d)(1)(G), an affiliated acquired fund must have a policy prohibiting it from investing in other registered open-end funds under Section 12(d)(1)(F) or (G) of the 1940 Act and, under certain circumstances, limit itself from investing in other investment companies and private funds.
The limitations described above do not apply to investments in money market funds subject to certain conditions. The funds may invest in affiliated and unaffiliated money market funds without limit under Rule 12d1-1 under the 1940 Act subject to the fund’s investment policies and restrictions and the conditions of the Rule.
Rule 12d1-4 allows a fund to acquire shares of an acquired fund in excess of the limitations currently imposed by the 1940 Act. Fund of funds arrangements relying on Rule 12d1-4 will be subject to several conditions, certain of which are specific to a fund’s position in the arrangement (i.e., as an acquiring or acquired fund). Notable conditions include those relating to: (i) control and voting that prohibit an acquiring fund, its investment adviser (or a sub-adviser) and their respective affiliates from beneficially owning more than 25% of the outstanding voting securities of an unaffiliated acquired fund; (ii) certain required findings relating to complexity, fees and undue influence (among other things); (iii) fund of funds investment agreements; and (iv) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10% of the acquired fund’s asset, except in certain circumstances. To the extent a fund is an acquired fund, the limitations placed on acquired funds under Rule 12d1-4 may impact the investments made by a fund.
State-Specific Municipal Money Funds are municipal money market funds that invest at least 80% of their net assets in securities that pay income that is exempt from federal taxes and the taxes of a particular state. These funds may invest predominately in municipal money market securities issued by or on behalf of one state or one state’s counties, municipalities, authorities or other subdivisions. They also may invest in securities issued by certain U.S. territories and possessions, such as Guam, that pay income that is exempt from federal and state income tax.
Securities of state-specific municipal funds are subject to the same general risks associated with other municipal funds’ securities. The ability of a state or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and demographic conditions within the state; and the underlying fiscal condition of the state and its municipalities. For example, the ability of issuers to pay interest on, and repay principal of, municipal securities of a given state may be affected by: (1) amendments to the state’s Constitution and related statutes that limit the taxing and spending authority of the state’s government entities; (2) voter initiatives; (3) civil actions; (4) a wide variety of state laws and regulations; and (5) the general financial condition of the state. Accordingly, a fund that invests primarily in securities issued by a single state and its political subdivisions provides a greater level of risk than a fund that is diversified across numerous states and municipal entities.
Municipal securities that are payable only from the revenues derived from a particular facility may be adversely affected by a state’s laws or regulations that make it more difficult for that facility to generate revenues sufficient to pay such interest and principal. For example, laws and regulations that limit the amount of fees, rates or other charges that may be imposed for use of the facility or that increase competition among facilities of that type or that limit or otherwise have the effect of reducing the use of such facilities may have the effect of reducing the revenues generated by the particular facility. Municipal securities, the payment of interest and principal on which is insured, in whole or in part, by a state government created fund, may be adversely affected by state laws or regulations that restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such municipal securities. Because of the diverse nature of such laws and regulations and the impossibility of predicting (a) which specific municipal securities a state-specific municipal fund will invest in from time to time and (b) the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations in a given state, it is not presently possible to determine the impact of such laws and regulations on the securities in which a state-specific municipal fund may invest or on the performance of the state-specific municipal fund.
The trust cannot predict what legislation, if any, may be proposed in a state’s legislature in regard to the state personal income tax status of the interest on such obligations, or which proposals, if any, might be enacted. Such proposals, if enacted, might have a material adverse effect on the availability of municipal securities for investment by a fund and the value of a fund’s investments. Similarly, any federal action limiting the federal tax-exempt status of interest received by investors from municipal securities could cause a municipal money market fund to suffer negative consequences.
Any perceived increased likelihood of default among municipal issuers may result in constrained liquidity, increased price volatility and credit downgrades of municipal securities. Local and national market forces, such as declines in real estate prices and general business activity, may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain municipal issuers to repay their obligations. Certain municipal issuers may be unable to obtain additional financing through, or may pay higher interest rates on, new issues, which may reduce revenues available for municipal issuers to pay existing obligations. In addition, in certain circumstances, it may be difficult for investors to obtain reliable information on the obligations underlying municipal securities. Adverse developments in the municipal securities market may negatively affect the value of all or a substantial portion of a fund’s municipal securities. These funds are not suitable for investors who would not benefit from the tax-exempt character of each fund’s investments, such as holders of IRAs, qualified retirement plans or other tax-exempt entities.
The marketability, valuation or liquidity of state municipal securities may be negatively affected in the event that state localities or authorities default on their debt obligations or other market events arise, which in turn may negatively affect fund performance, sometimes substantially. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal security issuers of a particular state or commonwealth could affect the market value or marketability of any one or all such states or commonwealths.
The following are brief summaries of state risk factors associated with investing in municipal debt obligations of California and New York issuers. Each summary is based on a sampling of offering statements for the debt of these state issuers, data from independent rating agencies and/or data from other publicly available sources. The summaries do not represent a complete analysis of every risk factor that may affect the debt obligations of these issuers. Information provided in each summary is subject to change rapidly, substantially and without notice and may not be current. Furthermore, the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of a state or its issuers since the date of its preparation. Any such change(s) may adversely affect the applicable issuer’s cash flows, expenditures, or revenues, or otherwise negatively impact the state’s current or projected financial condition, which could reduce a fund’s returns. The funds have not verified this information independently, and have no obligation to update it during the year.
Like a state, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, cash flow problems could result in delays in aid payments by a state, and, in some cases, could necessitate borrowing by the state’s localities. Changes to sales tax distributions may also have a material impact on certain local governments. Ultimately, localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within a state. Certain large-scale potential problems, such as declines in the real property tax base, and increasing pension, health care and other fixed costs, may also adversely affect the fiscal condition of a given locality and necessitate state assistance.
Economic and other conditions within a state may affect the credit risk of those localities or authorities to the extent that such localities and authorities are reliant upon state appropriations. Many local governmental units, particularly school districts, cities and counties, receive some type of payment or support from the state, which makes these localities sensitive to the state’s financial condition. However, they may also maintain other unique and diversified revenue streams that provide them with additional financial flexibility unrelated to the state’s condition.
Economic problems experienced by the states and their municipalities impose a heightened risk of investing in debt obligations issued by a state, its municipalities and their political subdivisions, instrumentalities and authorities. The deterioration of a state or local government’s fiscal condition could potentially cause an issuer to default on its outstanding obligations. This possibility, coupled with a reduced credit rating, could result in a decrease in the market price of municipal securities held by a fund, which could adversely affect the value of a fund’s assets or the distributions made by a fund. In addition, certain factors that are not in the control of the issuers could also have an adverse impact on a state’s economy. These factors include, but are not limited to: the global and national economy; legislative, legal, regulatory, social and environmental policies and conditions; access to the capital markets in light of disruptions in the municipal bond market; litigation against the state; actions taken by the federal government, including audits, disallowances and changes in aid levels; and natural disasters.
Furthermore, the economic outlook in the rest of the country remains uncertain. Another economic downturn could negatively impact a state and its finances and, therefore, its municipal securities. Moreover, the level of public debt in many states continues to rise, which may hurt long-term growth prospects and could cause some municipalities to experience financial hardship.

States and municipalities, as well as their officers and employees, are often parties to lawsuits, many of which occur normally in the course of government operations. In addition, these issuers may be involved in certain other legal proceedings that, if decided against them, might require these issuers to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, this document does not attempt to predict the outcome of any such litigation, estimate the potential impact on the ability of the issuers to pay their debt service costs on their obligations, or determine what impact, if any, such proceedings could have on a fund’s investments.
Risk Factors for the State of California
Introduction. The State of California (the State) is the most populous state in the United States. Its economy is the largest among the 50 states and has major components in the high technology, trade, entertainment, manufacturing, government, tourism, construction and service sectors. As a result, economic problems or factors that negatively impact these sectors may have a negative effect on the value of California municipal securities.
The State faces fiscal challenges including significant unfunded liabilities of the State’s two main retirement systems and post-employment health care and dental benefits for eligible retired employees of the State. From year-to-year, the State may experience a number of political, social and economic circumstances that influence its economic and fiscal condition. Such circumstances may include: rising debt levels; revenue volatility; tax base erosion; developments in the U.S. and world economies; inflation; supply chain disruptions; and changes to U.S. federal economic and fiscal policies, including the amount of federal aid provided to the State and its municipalities.
In addition, the COVID-19 pandemic, which began in early 2020, created financial and economic challenges for the State. In response to the pandemic, the State and many local governments ordered the closure of non-essential businesses and recommended or required social-distancing, instituted “shelter-in-place” policies and limited the size of gatherings. The pandemic and the related responses materially and adversely impacted the State’s economy.
There can be no assurances that the State will not face additional fiscal stress or cash pressures in the future, or that changes in the State or national economies will not have materially adverse effects on the financial condition of the State. Any deterioration in the State’s financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by the State and its municipalities.
The information set forth below constitutes only a brief summary of a number of complex factors that may impact issuers of California municipal bonds. The information is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. Such information has not been independently verified by the funds, and the funds assume no responsibility for the completeness or accuracy of such information.
Budget. On June 27, 2022, the Governor enacted the budget for fiscal year 2022-23 (the Enacted Budget). The $234.4 billion budget represented a decrease of $8.5 billion in spending from the prior fiscal year. The Enacted Budget also projected total General Fund resources of $242.2 billion, a decrease of $23.2 billion from the prior fiscal year. The Enacted Budget projected total budget reserves of $37.2 billion at the end of fiscal year 2022-23. The State’s budget is reliant on capital gains, which have represented 15-20% of the State’s personal income tax revenues in recent years. Capital gains represent the most volatile of the State’s revenue streams and are highly reliant on stock market performance. The S&P 500 index closed the fourth quarter of 2022 at approximately 10% below the State’s projection for that period in the Enacted Budget. Proposition 2 reduces some of the State’s exposure to this volatility by requiring a portion of capital gains tax receipts to be used to repay State obligations or be deposited in the State’s Rainy Day Fund.
The Enacted Budget prioritized discretionary spending on one-time expenditures, as opposed to ongoing commitments. The Enacted Budget also took steps to continue to pay down the State’s liabilities, including $2.9 billion in payments to reduce the State’s long-term retirement obligations.
On January 10, 2023, Governor Newsom proposed a budget for fiscal year 2023-24 (Proposed Budget) that included revisions to the fiscal 2022-23 Enacted Budget. The Proposed Budget estimates that the General Fund will have revenues (net of transfers from the Rainy Day Fund) of $208.9 billion in fiscal year 2022-23, a 4.9% decrease from original Enacted Budget projections. The decrease in revenues is primarily attributable to lower tax revenues. The Proposed Budget increases fiscal year 2022-23 expenditures by 2.4% to $240.1 billion.
The Proposed Budget projects fiscal year 2023-24 General Fund revenues net of transfers to the Rainy Day Fund will increase by 0.6% from revised Enacted Budget estimates to $210.2 billion. Against these revenues, the Governor proposes General Fund expenditures of approximately $223.6 billion, which is a 6.9% decrease from revised fiscal year 2022-23 expenditures.
The Proposed Budget assumes increases in total tax receipts during the fiscal year. The Governor projects that personal income tax receipts (PIT), which account for 60.3% of total General Fund revenues, will decrease by 1.7% compared to the revised Enacted Budget estimates. The portion of PIT receipts attributable to capital gains is projected to account for 8.3% of total General Fund revenues. The Proposed Budget also projects that sales and use tax receipts and corporation tax receipts will be approximately 16.0% and 18.7% of total General Fund revenues, respectively.

According to the California Legislative Analyst’s Office (LAO), the State is projected to face operating deficits in fiscal years 2023-24 through 2026-27, attributed partially to reduced revenues, primarily as a result of declines in withholding and capital gains taxes. The LAO noted that although the projected deficit for fiscal year 2023-24 is manageable, deficits in future years may be larger than those predicted and recommends that the State legislature consider additional spending reductions to address the deficits. The LAO also noted that future deficits could be even greater if a recession occurs.
As required by State law, the Governor will update the Proposed Budget by May 14, 2023. This updated budget (May Revision) will be the basis for the final negotiations between the Governor and the State Legislature on the budget for fiscal year 2023-24, which begins July 1, 2023.
Federal Funding. California receives substantial federal aid for various governmental purposes, including funds to support state-level health care, education and transportation initiatives. California also receives federal funding to help the State respond to, and recover from, severe weather events and other natural disasters. In connection with the COVID-19 pandemic, California received $27 billion in state fiscal recovery funds from the federal government that may be used to respond to the public health emergency or its negative economic impacts, replace lost revenue and make necessary investments in water, sewer, or broadband infrastructure. There can be no assurance that such financial assistance from the federal government will continue in the future. The federal government may enact other budgetary changes or take other actions that could adversely affect California’s finances.
Retirement Systems and Other Post-Employment Benefits. Underfunded retirement plans continue to add spending pressure to the State’s budget. The largest retirement systems in which the State participates or contributes are the California Public Employees’ Retirement System (CalPERS) and the California State Teachers’ Retirement System (CalSTRS) (collectively, the Systems). As of June 30, 2022, CalPERS and CalSTRS served a combined total of approximately 1.7 million members who are current or former state employees.
The Systems are cost-sharing multiple-employer defined benefit pension plans which, as of June 30, 2022, consisted of more than 4,800 participating government employers. Funding of the Systems is accomplished through contributions from participating employers and employees, as well as investment earnings on these contributions. CalPERS and CalSTRS each face very large unfunded liabilities. The most recent actuarial valuation of CalPERS, completed on June 30, 2021, showed that California’s proportionate net pension liability (NPL) (excluding pension liabilities for judges and elected officials) totaled $43.6 billion, a $19.3 billion decrease from June 30, 2020, and the funding ratio for state employees was 80.7%. As of June 30, 2022, CalSTRS had an NPL of $69.5 billion, of which approximately 33.4% is allocable to the State, and the funding ratio for CalSTRS defined benefit program was 81.2% at June 30, 2022. The State’s required payments to CalPERS and CalSTRS for fiscal year 2023-24 are estimated to be $4.7 billion and $3.9 billion, respectively. The combined contributions from the General Fund represent approximately 3.6% of all General Fund expenditures in fiscal year 2023-24.
In addition to pension benefits, the State also provides certain other post-employment benefits (OPEB), such as health care and dental benefits, for eligible retired employees of the State. Because the State currently funds its OPEB costs on a “pay-as-you-go” basis, rather than setting aside monies to pay for future OPEB costs, the State has amassed large unfunded actuarial liabilities with respect to its OPEB obligations. As of June 30, 2021, the State’s accrued actuarial OPEB liability was estimated to be $99.5 billion, virtually all of which was unfunded.
Because the State may ultimately bear responsibility for any shortfalls in contributions received over benefits paid by its retirement system, the current levels of underfunding pose a risk to the State’s financial health. Any increase in appropriations dedicated to funding the State’s retirement system or OPEB obligations could reduce funding for other programs and services and may cause the State to raise revenue through other means or choose to issue additional debt. Any of the foregoing risks could individually, or collectively, have an adverse impact on a fund’s investments in the State.
Debt. California has a substantial amount of debt outstanding. As of January 1, 2023, the State had approximately $68.3 billion of outstanding general obligation bonds and voter authorization to issue approximately $29.0 billion of additional general obligation bonds. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by a two-thirds vote of the State Legislature and the Governor, or placed on the ballot through the initiative process.
In addition to general obligation bonds, the State has acquired and constructed capital facilities through the issuance of lease-revenue obligations. Under these arrangements, certain State or local agencies or authorities issue bonds to finance the acquisition or construction of facilities, such as office buildings, university buildings, courthouses and correctional institutions. These facilities are leased to a state governmental agency, the California State University or the Judicial Council under a long-term lease, with lease payments generally made from annual appropriations from the State’s General Fund. Lease-revenue obligations are not backed by the full faith and credit of the State. As of January 1, 2023, the State had approximately $8.1 billion in lease-revenue obligations outstanding supported by the General Fund and $5.8 billion in authorized but as yet unissued lease-revenue obligations.
Debt service on general obligation and lease-revenue bonds consumed about 3.16% of general fund revenues in fiscal year 2021-22, and the State estimates that its debt service on general obligation and lease-revenue bonds will consume 3.66% of the general fund revenues in fiscal year 2022-23 and 3.69% of the general fund revenues in fiscal year 2023-24. The outstanding general obligation and lease-revenue debt represents approximately $1,978 per capita.
From the mid-1980s to 2015, the State regularly issued short-term obligations to meet cash flow needs. As a result of the State’s improved cash position, no cash flow borrowing has been required in recent years, and none is projected to be needed in fiscal year 2023-24.

California’s fiscal flexibility is limited by constitutional restrictions on its ability to use local government taxes to aid its budget. Proposition 1A of 2004 amended California’s constitution to, among other things, reduce the State Legislature’s authority over local government revenue sources by preventing the State from lowering the local sales tax rate or challenging the allocation of local sales tax revenues without meeting certain conditions. Proposition 22, approved on November 2, 2010, supersedes some parts of Proposition 1A of 2004 and prohibits any future borrowing by the State from local government funds, while also generally prohibiting the State Legislature from making changes in local government funding sources. Additionally, the allocation of local transportation funds cannot be changed easily. The inability of the State to borrow or redirect property tax revenues may reduce the State’s flexibility in reaching budget solutions in the future.
Credit Rating. As of March 31, 2023, California’s general obligation debt was rated Aa2, Stable Outlook by Moody’s Investors Service, Inc., AA-, Positive Outlook by S&P Global Ratings and AA, Stable Outlook by Fitch Ratings. These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the State, its municipalities, and their political subdivisions, instrumentalities, and authorities.
Local Governments. California provides monetary assistance to its local governments. On occasion, when the State has experienced fiscal and budgetary challenges, it has reduced funding for local governments which puts increased fiscal pressure on those local governments. Whether and to what extent the State Legislature will continue to apportion state monies to counties, cities and their various entities is not certain. This uncertainty poses risks to a fund investing in debt obligations of issuers that rely in whole or in substantial part on State government revenues for the continuance of their operations and payment of their obligations. The State’s local governments also may derive revenues from sales taxes, real property taxes, transfer taxes and fees relating to real property transactions. Revenue losses caused by a weaker economy, coupled with lower financial support from the State, may make it difficult for local governments to address their various economic, social and health care obligations, as well as their ability to pay debt service on their obligations.
Similar to the impact of Proposition 1A and Proposition 22 on the State’s ability to balance its budget, local governments also face constitutional limits on their ability to raise revenue. These limits give rise to concerns over the ability of municipal issuers to satisfy their debt obligations. In particular, the fiscal condition of local governments has been constrained since the passage of Proposition 13, which limits the future growth of property taxes and the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without first obtaining approval by two-thirds of the municipality’s voters. Additionally, Proposition 218 limits the ability of local governments to raise taxes, fees and other exactions without a vote. As a result of these and other limits on the ability of local governments to raise revenue, local governments may face significant fiscal problems in periods of economic stress. Localities, as well as local public authorities, may suffer serious financial difficulties that could jeopardize their access to the public credit markets, which could cause one or more localities to file for bankruptcy protection under Chapter 9 of the U.S. Bankruptcy Code in the future. In November 2020, voters approved an initiative measure that allows certain homeowners to transfer their tax base to a replacement residence and modifies the taxation of certain inherited properties. The full impact of this measure on local property taxes is unknown and could have an adverse impact on the ability of municipal issuers to satisfy their debt obligations.
Chapter 9 of the U.S. Bankruptcy Code provides insolvent municipalities with protection from their creditors while the municipalities develop plans to reorganize their debts. A municipality may reorganize its debts by extending debt maturities, reducing the amount of principal outstanding or interest owed, refinancing the debt, or by implementing other measures that may significantly affect the rights of creditors and the value of the securities issued by the municipality. During the Great Recession, as a result of financial and economic difficulties, several California municipalities filed for bankruptcy protection under Chapter 9, and later emerged from Chapter 9 having reduced a portion of principal outstanding. Additional municipalities could file for bankruptcy protection in the future. Any such action could negatively impact the value of a fund’s investments in the securities of those issuers or other issuers in California.
Natural Disasters. Substantially all of California lies within an active geologic region that is subject to major seismic activity. In both 1989 and 1994, the State experienced major earthquakes that caused billions of dollars in damages. Neither event has had a long-term negative economic impact on the State. Any California municipal securities in a fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions due to earthquakes. Compensatory financial assistance could be constrained by the inability of: (i) an issuer to have obtained earthquake insurance coverage; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.
Over the past several years, California has experienced unprecedented wildfire activity with increases in the number and severity of wildfires. Ten of the most destructive fires have occurred since 2015, and 2020 was the worst wildfire season in the State’s history. The damage caused by past, current and future wildfires, and related economic cost caused by power outages, could have long-term negative economic effects on the State’s economy and, consequently, on State and local governmental budgets, which could affect any California municipal securities held by a fund.
The State historically has been subject to hydraulic variability. In connection with prolonged drought conditions from 2012-2016, then-Governor Brown proclaimed a state of emergency that encouraged water conservation, facilitated water management and provided funding for critical water infrastructure projects. While the 2012-2016 drought conditions were some of the most severe in the State’s history, they did not significantly impact any sectors of the State economy beyond the agricultural sector. More recently, the Governor declared a drought emergency on April 21, 2021 and subsequently expanded the drought proclamation to cover all 58 counties in California. In May 2022, emergency regulations designed to reduce water consumption were enacted. From December 2022 to March 2023, the State also experienced significant precipitation that led to severe flooding in numerous locations throughout the State. The increased precipitation does not necessarily mean that the drought period has ended in all parts of the State. Current and future drought conditions and flooding could have a severe impact on the State’s economy and, consequently, on State and local governmental budgets, which could affect any California municipal securities held by a fund.
Litigation. As of March 31, 2023, the State and/or its subdivisions are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the value of securities issued by the State.
Risk Factors for the State of New York
Introduction. The State of New York (the State) is the fourth most populous state in the United States. Although its economy is diverse, the State is heavily dependent on the financial activities sector, in part because New York City is the nation’s leading center of banking and finance. In addition to the financial activities sector, the State has large concentrations of employment in the education and health services sector; the trade, transportation and utilities sector; professional and business services sector; and the government sector. As a result, economic problems or factors that negatively impact these sectors may have a negative effect on the value of New York’s municipal securities.
The State’s revenues have historically been volatile and, while correlated to overall economic conditions, are also heavily dependent on revenues related to stock market appreciation. Moreover, the level of public debt in the State may affect long-term growth prospects and could cause some municipalities to experience financial hardship. The State’s economic condition has been and may continue to be volatile due to its dependence on the financial activities sector. From year-to-year, the State may experience various political, social and economic circumstances that influence the State’s economic and fiscal condition. Such circumstances may include, among other circumstances: rising debt levels; revenue volatility; tax base erosion; developments in the U.S. and world economies; inflation; supply chain disruptions; and changes to U.S. federal economic and fiscal policies, including the amount of federal aid provided to the State and its municipalities. As a result of these and other factors, the State has faced budget deficits in past years.
In addition, the COVID-19 pandemic, which began in early 2020, created financial and economic challenges for the State. In response to the pandemic, the State and many local governments ordered the closure of non-essential businesses and recommended or required social-distancing, instituted “shelter-in-place” policies and limited the size of gatherings. The pandemic and the related responses materially and adversely impacted the State’s economy.
There can be no assurances that the State will not face increased fiscal stress in the future. An economic downturn could significantly impact the State’s finances and, therefore, its municipal securities. Any deterioration in the State’s financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by the State and its municipalities.
The information set forth below constitutes only a brief summary of a number of complex factors that may impact issuers of New York municipal bonds. The information is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York. Such information has not been independently verified by the funds, and the funds assume no responsibility for the completeness or accuracy of such information.
Budget. The Governor released her proposed budget for fiscal year 2023-24 on February 1, 2023, and amendments to her budget a month later (the Executive Budget). As of April 12, 2023, the state has not enacted a budget for the fiscal year that began on April 1, 2023. The Executive Budget projects nearly $125.2 billion in spending in the State Operating Funds, a 2% increase from fiscal year 2022-23 estimates. The Executive Budget funds initiatives and investments for a range of essential services including health care, mental health, housing, public safety, transportation, and higher education. The Executive Budget also provides $34.4 billion in funding for K-12 education, up 10% from expected spending in 2022-23, and $27.8 billion for Medicaid, up nearly 8%.
Federal Funding. New York receives substantial federal aid for various governmental purposes, including, among other things, to support state-level health care, education, and transportation initiatives. In addition, the State has been awarded over $27 billion of funding from the federal government for expenses related to COVID-19. For a majority of the enacted legislation, the economic benefits do not flow to or through the State’s budget, but instead flow directly to individuals in the form of tax rebates, and to large and small businesses in the form of loans or grants. There can be no assurance that financial assistance from the federal government will continue in the future. The federal government may enact other budgetary changes or take other actions that could adversely affect New York’s finances.
Retirement Systems and Other Post-Employment Benefits. The New York State and Local Retirement System (the System) provides pension benefits to public employees of the State and its local governments, except employees of New York City. The System consists primarily of the State and Local Employees’ Retirement System (ERS) and the New York State and Local Police and Fire Retirement System (PFRS). As of March 31,

2022, the System had approximately 685,000 members, and approximately 508,000 retirees and beneficiaries receiving pension benefits. State employees accounted for approximately 31% of the membership in the System. An economic downturn could lead to significant investment losses and place financial stress on the System.
The System is a cost sharing multiple-employer defined benefit pension plan, which as of March 31, 2022, consisted of approximately 3,000 participating government employers. Funding of the System is accomplished through contributions from participating employers and employees, as well as investment earnings on these contributions. The State made a contribution to the System of $2.05 billion in fiscal year 2021-22 and estimates that required contributions of $1.95 billion in fiscal year 2022-23 and $1.93 billion in fiscal year 2023-24.
As of March 31, 2022, ERS was overfunded with a net pension asset of approximately $8.17 billion, resulting in a ratio of fiduciary net position to total pension liability of 103.65%. For the same time period, PFRS had a net pension liability of approximately $568 million, resulting in a ratio of fiduciary net position to total pension liability of 98.66%. In addition to pension benefits, the State also provides certain other post-employment benefits (OPEB), such as health care, for eligible retired employees of the State. Because the State currently funds its OPEB costs on a “pay-as-you-go” basis, the State has amassed large unfunded actuarial liabilities with respect to its OPEB obligations. As of March 31, 2022, the State’s OPEB liability was approximately $52.1 billion. Because the State may ultimately bear responsibility for any shortfalls in contributions received over benefits paid by its retirement system, the current levels of underfunding pose a risk to the State’s financial health. Any increase in appropriations dedicated to funding the State’s retirement system or OPEB obligations would reduce funding for other programs and services, possibly including funding necessary to service the State’s outstanding debt. The resulting financial pressure could also force the State to issue additional debt or raise revenue through other means. Any of the foregoing risks could individually, or collectively, have an adverse impact on a fund’s investments in the State.
Debt. New York State has a significant amount of debt outstanding. This includes state-supported debt which represents obligations of the State that are paid from traditional State resources and have a budgetary impact. State-supported debt includes general obligation bonds, State Personal Income Tax Revenue Bonds, State Sales Tax Revenue Bonds, and lease-purchase and service contract obligations of public authorities and municipalities. Payment of State-supported debt, except for general obligation debt, is subject to annual appropriation by the State Legislature. As of March 31, 2022, total State-supported debt outstanding was approximately $61.9 billion which represented $3,638 per capita. The State is subject to statutory limits on debt which have periodically constrained its ability to issue debt. The statutory limits are determined by the lower of debt as a percentage of State personal income and the total amount debt on a per capita basis. The limits have risen quickly with growth in the State’s economy but could begin to fall if the State’s economy weakens. Depending on the structure of the different types of State debt, debt service is financed by transfers from the General Fund, dedicated taxes and fees, or other revenues. The State has issued bonds that are supported by a portion of its Personal Income Tax receipts, and bonds that are supported by a portion of its Sales Tax receipts. These receipts are consequently not available to the General Fund for operating purposes which reduces the State’s flexibility in managing its General Fund resources. The State expects to appropriate approximately $3.5 billion from all sources to fund its debt service costs in fiscal year 2023-24.
Credit Rating. As of March 31, 2023, New York’s general obligation debt was assigned ratings of Aa1, Stable Outlook by Moody’s Investors Service, Inc., AA+, Stable Outlook by Standard & Poor’s Rating Services and AA+, Stable Outlook by Fitch, Inc. These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the State, its municipalities and their political subdivisions, instrumentalities and authorities.
Local Governments. New York provides monetary assistance to its local governments. On occasion, when the State has experienced fiscal and budgetary challenges, it has reduced funding for local governments which has increased fiscal pressure on them. Whether and to what extent the State Legislature will continue to apportion state monies to counties, cities and their various entities is not certain. This uncertainty poses risks to a fund investing in debt obligations of issuers that rely in whole or in substantial part on State government revenues for the continuance of their operations and payment of their obligations. The State’s local governments also may derive revenues from sales taxes, real property taxes, transfer taxes and fees relating to real property transactions. Revenue losses caused by a weaker economy, coupled with lower financial support from the State, may make it difficult for local governments to address their various economic, social and health care obligations, as well as their ability to pay debt service on their obligations.
The State’s fiscal position may be affected by the fiscal condition of New York City, which is the economic engine of the State and relies in part on State aid to balance its budget. It is also possible that the State’s finances may be affected by the ability of New York City, and certain entities issuing debt for the benefit of New York City, to market securities successfully in the public credit markets. As of June 30, 2022, New York City’s outstanding General Obligation debt totaled approximately $38.9 billion, and its primary government debt totaled approximately $94.6 billion. New York City is the most populous city in the United States and its economy is broadly based, with the securities, insurance, information, publishing, fashion design, tourism, retail, education and health care industries accounting for a significant portion of New York City’s economic activity. In addition to general obligation bonds, New York City maintains several additional credits, including bonds issued by the New York City Transitional Finance Authority (“NYCTFA”). At the end of fiscal year 2022, NYCTFA debt backed by personal income tax revenues accounted for approximately $43.67 billion of debt. In July 2009, the State Legislature granted NYCTFA the authority to issue additional debt up to $13.5 billion for general capital purposes. New York City exhausted the $13.5 billion bonding limit in fiscal year 2007. In July 2009, the State Legislature authorized NYCTFA to issue debt beyond the $13.5 billion limit. However, this additional borrowing is subject to New York City’s general debt limit. Thus, additional borrowing above the $13.5 billion limit is secured by personal income tax revenues and counted under New York City’s general debt limit. In addition to this capacity, the NYCTFA is authorized to issue up to $9.4 billion of Building Aid Revenue Bonds for education purposes. As of June 30, 2022, excluding amortization, approximately $8.15 billion of these bonds have been issued. Debt service for these bonds is supported by building aid payments New York City receives from the State.
Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during recent years. While historically a relatively infrequent practice, deficit financing by local governments has become more common. Since 2004, the State Legislature passed several special acts authorizing, or amending authorizations for, bond issuances to finance local government operating deficits, including for Rockland County, Nassau County, the City of Long Beach and the City of Yonkers. In addition to deficit financing, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality.
Legislation enacted in 2013 created the Financial Restructuring Board for local governments (Restructuring Board). At the request of a “fiscally eligible” municipality, the Restructuring Board is authorized to review the municipality’s operations and finances, make certain recommendations, and offer certain loans and grants. “Fiscally eligible” municipalities are typically characterized by well above average property tax rates and below average fund balances. To date, the Restructuring Board has accepted requests from many municipalities. In June of 2013, the Office of the State Comptroller implemented its “Fiscal Stress Monitoring System,” which is designed to identify stress conditions in local communities. The goal is to provide an early warning of potential fiscal distress. A total of 20 local governments were placed in a stress category based on financial data for their fiscal years ending in 2021. Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, the State or federal government may reduce or eliminate funding of local programs, thus requiring local governments to pay these expenditures using their own resources or eliminate the programs.
Chapter 9 of the U.S. Bankruptcy Code provides insolvent municipalities that meet certain conditions with protection from their creditors while the municipalities develop plans to reorganize their debts. A municipality may reorganize its debts by extending debt maturities, reducing the amount of principal outstanding or interest owed, refinancing the debt, or by implementing other measures that may significantly affect the rights of creditors and the value of the securities issued by the municipality. Because a fund’s performance depends, in part, on the ability of issuers to make principal and interest payments on their debt, any actions to avoid making these payments could reduce a fund’s returns.
Natural Disasters. New York is prone to natural disasters and climate events, including hurricanes. Such events have, in the past, resulted in significant disruptions to the New York economy and required substantial expenditures from the state government.
Litigation. As of March 31, 2023, the State and/or its subdivisions are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the value of securities issued by the State.
Temporary Defensive Investments. Under normal conditions, each fund does not intend to invest more than 20% of its net assets in securities whose interest is subject to federal income tax. With respect to the state-specific municipal money funds, the funds do not intend to invest, under normal conditions, more than 20% of their net assets in securities whose interest is subject to the respective state’s income taxes. Accordingly, each fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. In addition, from time to time, as a defensive measure or under abnormal market conditions, the funds may make temporary investments in securities, the interest on which is subject to federal income and/or state and local personal income taxes. The Schwab AMT Tax-Free Money Fund, under normal conditions, does not currently intend to invest in any municipal securities whose interest is subject to the AMT. However, from time to time, as a temporary defensive measure or under abnormal market conditions, the fund may make temporary investments in securities whose interest is subject to federal income tax and in municipal securities whose interest is subject to the AMT.
U.S. Government Securities are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. Some U.S. government securities, such as those issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), the Student Loan Marketing Association (Sallie Mae) and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Securities issued by other issuers are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation. There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. U.S. government securities, including U.S. Treasury securities, are among the safest securities; however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.
In September 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement (SPA) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury agreed to purchase up to 1,000,000 shares of senior preferred stock with an aggregate initial liquidation preference of $1 billion and obtained warrants and options for the purchase of common stock of each of Fannie Mae and Freddie Mac. Under the SPAs as currently amended, the U.S. Treasury has pledged to provide financial support to a government-sponsored enterprise (GSE) in any quarter in which the GSE has a net worth deficit as defined in the respective SPA. Under the current arrangement, the GSEs have a maximum amount of funding available to them which will be reduced by any future draws. There is a risk that if a GSE experiences a loss in any fiscal quarter that results in the GSE having a negative net worth that is greater than the amount available under the U.S. Treasury’s funding commitment that the FHFA could place the GSE in receivership. In addition, each GSE may only retain a certain amount of its profits at the end of each fiscal quarter and the U.S. Treasury’s liquidation preference will increase in an amount equal to any increase in a GSE’s net worth up to a certain amount. The SPAs contain various covenants that severely limit each enterprise’s operations.
Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPAs are intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of the FHFA determines that the FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the SPAs. It also is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities which could cause a fund’s investments to lose value.
Although the risk of default with the U.S. government securities is considered unlikely, any default on the part of a portfolio investment could cause a fund’s share price or yield to fall. The risk of default on U.S. government securities may be heightened when there is uncertainty relating to negotiations in the U.S. Congress over increasing the statutory debt ceiling. If the U.S. Congress is unable to negotiate an increase to the statutory debt ceiling, the U.S. government may default on certain U.S. government securities including those held by a fund, which could have an adverse impact on a fund. In August 2011, the long-term credit rating of the U.S. government was downgraded by a major rating agency as a result of concern about the U.S. government’s budget deficit and rising debt burden. Similar downgrades in the future could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. Although remote, it is at least theoretically possible that under certain scenarios the U.S. government could default on its debt, including U.S. Treasury securities.
U.S. Treasury Securities are obligations of the U.S. Treasury and include bills, notes and bonds. U.S. Treasury securities are backed by the full faith and credit of the United States government.
INVESTMENT LIMITATIONS
The following investment limitations may be changed only by vote of a majority of each fund’s outstanding voting shares.
Each of Schwab Municipal Money Fund, Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund may not:
(1)
Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(2)
Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(3)
Lend or borrow money, except to the extent permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(4)
Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(5)
Pledge, mortgage or hypothecate any of its assets, except to the extent as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(6)
Issue senior securities, except to the extent as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(7)
Purchase securities or make investments other than in accordance with investment objectives and policies.
Schwab Municipal Money Fund may not:
(1)
Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
Schwab AMT Tax-Free Money Fund may not:
(1)
Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2)
Purchase or sell commodities, commodities contracts, futures contracts, or real estate, except as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(3)
Lend or borrow money, except as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(4)
Underwrite securities, except as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(5)
Pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(6)
Issue senior securities, except as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(7)
Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, provided, however, that the fund may invest up to 25% of its total assets without regard to this restriction as permitted by Rule 2a-7 under the 1940 Act.
The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.
Diversification. Under the 1940 Act, a diversified fund, with respect to 75% of its total assets, may not purchase securities (other than U.S. government securities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer or it would own more than 10% of such issuer’s outstanding voting securities. Money market funds that satisfy the applicable diversification requirements of Rule 2a-7 of the 1940 Act are deemed to satisfy the diversification requirements set forth above.
Borrowing. The 1940 Act presently restricts a fund from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 ⅓% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).
Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.
Concentration. The SEC presently defines concentration as investing more than 25% of a fund’s net assets in an industry or group of industries, with certain exceptions. Municipal securities are not deemed to be issued by an issuer from a single industry or group of industries.
Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.
Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are entered into in accordance with the conditions to applicable SEC requirements.
Real Estate. The 1940 Act does not directly restrict a fund’s ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The funds have adopted a fundamental policy that would permit direct investment in real estate. However, the funds have a non-fundamental investment limitation that prohibits them from investing directly in real estate. This non-fundamental policy may be changed only by vote of the funds’ Board.
The following are non-fundamental investment policies and restrictions, and may be changed by the Board.
Each fund may not:
(1)
Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(2)
Lend any security or make any other loan if, as a result, more than 33 ⅓% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).
(3)
Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 ⅓% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).
(4)
Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(5)
Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.
(6)
Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.
Schwab Municipal Money Fund may not:
(1)
Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry, group of industries or in any one state (although securities issued by government or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction).
Schwab AMT Tax-Free Money Fund, Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund may not:
(1)
Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (although securities issued by government or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction).
Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund’s acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing, any subsequent change in total assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment.
MANAGEMENT OF THE FUNDS
The funds are overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met five times during the most recent fiscal year.
Certain trustees are “interested persons.” A trustee is considered an interested person (Interested Trustee) of the Trust under the 1940 Act if he or she is an officer, director, or an employee of Schwab Asset Management or Charles Schwab & Co., Inc. (Schwab or the distributor). A trustee also may be considered an interested person of the Trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation (CSC), a publicly traded company and the parent company of Schwab Asset Management and Schwab.
As used herein, the terms “Fund Complex” and “Family of Investment Companies” each refer collectively to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust and Laudus Trust which, as of April 28, 2023, included 105 funds. As used herein, the term “Schwab Funds” refers collectively to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; and the term “Schwab ETFs” refers to Schwab Strategic Trust.
Each of the officers and/or trustees serves in the same capacity, unless otherwise noted, for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The tables below provide information about the trustees and officers for the Trust, which includes the funds in this SAI. The address of each individual listed below is 211 Main Street, San Francisco, CA 94105.

Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES
Michael J. Beer(2) 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired. Director, President and Chief Executive Officer (Dec. 2016-Sept. 2019), Principal Funds (investment management).	105	Director (2016-2019), Principal Funds, Inc.
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	105	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	105	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	105	Director (2004‑present), Corcept Therapeutics Incorporated Director (2009‑2021), Adamas Pharmaceuticals, Inc. Director (2003‑2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018-present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009-2017), CareGroup Healthcare System, Inc. (healthcare).	105	None
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008-present), Patmore Management Consulting (management consulting).	105	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 - 2018), BNY Mellon (financial services).	105	None

Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships During the Past Five Years
INTERESTED TRUSTEES
Walter W. Bettinger II(3) 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Co-Chairman of the Board (July 2022-present), Director and Chief Executive Officer (Oct. 2008-present) and President (Feb. 2007-Oct. 2021), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008-Oct. 2021) and Director (May 2008-Oct. 2021), Charles Schwab & Co., Inc.; Director (Apr. 2006-present), Charles Schwab Bank, SSB; Director (Nov. 2017-present), Charles Schwab Premier Bank, SSB; Director (July 2019-present), Charles Schwab Trust Bank; Director (May 2008-present), Chief Executive Officer (Aug. 2017-present) and President (Aug. 2017-Nov. 2021), Schwab Holdings, Inc.; Director (Oct. 2020-present), TD Ameritrade Holding Corporation; Director (July 2016-Oct. 2021), Charles Schwab Investment Management, Inc.	105	Director (2008‑present), The Charles Schwab Corporation
Richard A. Wurster(2)(3) 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	President (Oct. 2021-present) and Executive Vice President – Schwab Asset Management Solutions (Apr. 2019-Oct. 2021), The Charles Schwab Corporation; President, Director (Oct. 2021-present), Executive Vice President – Schwab Asset Management Solutions (July 2019-Oct. 2021) and Senior Vice President – Advisory (May 2016-July 2019), Charles Schwab & Co., Inc.; President (Nov. 2021-present), Schwab Holdings, Inc.; Director (Oct. 2021-present) and Chief Executive Officer (Nov. 2019-Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Mar. 2018-Oct. 2022), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (July 2016-Apr. 2018) and President (Mar. 2017-Apr. 2018), ThomasPartners, Inc.; Chief Executive Officer (July 2016-Apr. 2018), Windhaven Investment Management, Inc.	105	None
Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(4) )	Principal Occupations During the Past Five Years
OFFICERS
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019-present), President (Oct. 2018-present), Chief Operating Officer (Jan. 2021-present) and Chief Executive Officer (Apr. 2019-Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020-Mar. 2022) and Chief Operating Officer (Jan. 2021-Mar. 2022), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Apr. 2019-present), President (Nov. 2018-present) and Trustee (Apr. 2019-Dec. 2020), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (May 2022-present), Senior Vice President (Apr. 2019-May 2022) and Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014-Mar. 2019), Charles Schwab & Co., Inc.
Mark Fischer
1970
Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Chief Operating Officer (Dec. 2020-present) and Treasurer and Chief Financial Officer (Jan. 2016-Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Chief Financial Officer (Mar. 2020-present) and Vice President (Oct. 2013-present), Charles Schwab Investment Management, Inc.

Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(4) )	Principal Occupations During the Past Five Years
Dana Smith
1965
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2023)	Treasurer and Chief Financial Officer (Jan. 2023-present) and Assistant Treasurer (Dec. 2015-Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Vice President (Mar. 2022-present) and Director (Oct. 2015-Mar. 2022), Charles Schwab Investment Management, Inc.
Omar Aguilar
1970
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Chief Executive Officer (Jan. 2022-present), Chief Investment Officer (Apr. 2011-present) and Senior Vice President (Apr. 2011-Dec. 2021), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Oct. 2022-present), Charles Schwab Investment Advisory, Inc. Vice President and Chief Investment Officer (June 2011-present), Schwab Funds, Laudus Trust and Schwab ETFs.
Brett Wander
1961
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011-present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011-present), Schwab Funds, Laudus Trust and Schwab ETFs.
William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Senior Vice President and Chief Investment Officer (Jan. 2020-present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021-present), Schwab Funds, Laudus Trust and Schwab ETFs; Senior Vice President and Chief Investment Officer - ThomasPartners Strategies (Apr. 2018-Dec. 2019), Charles Schwab Investment Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001-Apr. 2018), ThomasPartners, Inc.
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Chief Legal Officer (Mar. 2022-present) and Vice President (Sept. 2005-present), Charles Schwab Investment Management, Inc.; Managing Director (May 2022-present) and Vice President (July 2005-May 2022), Charles Schwab & Co., Inc.; Vice President (Dec. 2005-present) and Chief Legal Officer and Clerk (Mar. 2007-present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021-present), Vice President (Nov. 2005-Oct. 2021) and Assistant Secretary (June 2007-Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021-present), Vice President and Assistant Secretary (Oct. 2009-Oct. 2021), Schwab ETFs.

(1)
Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.

?
(2)
Mr. Beer and Mr. Wurster joined the Board effective October 1, 2022.

?
(3)
Mr. Bettinger and Mr. Wurster are Interested Trustees. Mr. Bettinger and Mr. Wurster are Interested Trustees because each owns stock of CSC, the parent company of Schwab Asset Management, the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc., the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.

(4)
The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Board Leadership Structure
The Chairman of the Board, Walter W. Bettinger II, is Chief Executive Officer and a member of the Board of Directors of CSC and an interested person of the Trust as that term is defined in the 1940 Act. The Board is comprised of a super-majority (75 percent) of trustees who are not interested persons of the Trust (i.e., independent trustees). The Trust does not have a single lead independent trustee. There are three primary committees of the Board: the Audit, Compliance and Valuation Committee; the Governance Committee; and the Investment Oversight Committee. Each of the Committees is chaired by an independent trustee, and each Committee is currently comprised solely of independent trustees. The Committee chairs preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the independent trustees and management on matters within the scope of the responsibilities of each Committee as set forth in its Board-approved charter. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the independent trustees of the Trust constitute a super-majority of the Board, the fact that Committee chairs are independent trustees, the number of funds (and classes) overseen by the Board, and the total number of trustees on the Board.
Board Oversight of Risk Management
Like most investment companies, fund management and its other service providers have responsibility for day-to-day risk management for the funds. The Board’s duties, as part of its risk oversight of the Trust, consist of monitoring risks identified during regular and special reports to the Committees of the Board, as well as regular and special reports to the full Board. In addition to monitoring such risks, the Committees and the Board oversee efforts of fund management and service providers to manage risks to which the funds of the Trust may be exposed. For example, the Investment Oversight Committee meets with portfolio managers and receives regular reports regarding investment risk and credit risk of a fund’s portfolio. The Audit, Compliance and Valuation Committee meets with the funds’ Chief Compliance Officer and Chief Financial Officer and receives regular reports regarding compliance risks, operational risks and risks related to the valuation and liquidity of portfolio securities. From its review of these reports and discussions with management, each Committee receives information about the material risks of the funds of the Trust and about how management and service providers mitigate those risks, enabling the independent Committee chairs and other independent members of the Committees to discuss these risks with the full Board.
The Board recognizes that not all risks that may affect the funds can be identified nor can processes and controls be developed to eliminate or mitigate the occurrence or effects of certain risks; some risks are simply beyond the reasonable control of the funds, their management, and service providers. Although the risk oversight functions of the Board, and the risk management policies of fund management and fund service providers, are designed to be effective, there is no guarantee that they will eliminate or mitigate all risks. In addition, it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s investment objective. As a result of the foregoing and other factors, the funds’ ability to manage risk is subject to significant limitations.
Individual Trustee Qualifications
The Board has concluded that each of the trustees should initially and continue to serve on the Board because of (i) his or her ability to review and understand information about the Trust provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the Trust, and to exercise their business judgment in a manner that serves the best interests of the Trust’s shareholders and (ii) the trustee’s experience, qualifications, attributes or skills as described below.
The Board has concluded that Mr. Beer should serve as trustee of the Trust because of the experience he gained serving as director, president and chief executive officer of Principal Funds and his knowledge and experience in the investment management industry.
The Board has concluded that Mr. Bettinger should serve as trustee of the Trust because of the experience he gained as president and chief executive officer of The Charles Schwab Corporation, his knowledge of and experience in the financial services industry, and the experience he has gained serving as trustee of the Schwab Funds since 2008, the Schwab ETFs since 2009, and the Laudus Trust since 2010.
The Board has concluded that Mr. Burns should serve as trustee of the Trust because of the experience he gained as managing director of Pacific Investment Management Company, LLC (PIMCO) and president of PIMCO Funds as well as the experience he has gained serving as trustee of the Schwab ETFs since 2009, and the Schwab Funds and Laudus Trust since 2016.
The Board has concluded that Ms. Heller should serve as trustee of the Trust because of the experience she gained as president of TIAA Charitable and as senior managing director at TIAA, the experience she has gained serving on other non-public company boards, her knowledge of and experience in the financial services industry, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2018.
The Board has concluded that Mr. Mahoney should serve as trustee of the Trust because of the experience he gained serving as trustee of the Schwab Funds and Laudus Trust since 2011 and Schwab ETFs since 2016, as co-chief executive officer of McKesson Corporation, and his service on other public company boards.
The Board has concluded that Ms. Moncreiff should serve as trustee of the Trust because of the experience she gained as chief investment officer of CareGroup Healthcare System, the experience she has gained serving on other non-public company boards, her knowledge of and experience in the financial services industry, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2019.
The Board has concluded that Ms. Patmore should serve as trustee of the Trust because of the experience she gained serving as chief financial officer and executive vice president of First Data Corporation, her knowledge of and experience in management consulting, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2016.
The Board has concluded that Mr. Penn should serve as trustee of the Trust because of the experience he gained as head of equity sales and trading of BNY Mellon and his knowledge of and experience in the financial services industry, as well as the experience he has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2021.
The Board has concluded that Mr. Wurster should serve as trustee of the Trust because of the experience he gained leading investment advisory firms and organizations, including Schwab Asset Management, and his knowledge of and experience in the investment management industry.
Trustee Committees
The Board has established certain committees and adopted Committee charters with respect to those committees, each as described below:
●
The Audit, Compliance and Valuation Committee reviews the integrity of the Trust’s financial reporting processes and compliance policies, procedures and processes, and the Trust’s overall system of internal controls. The Audit, Compliance and Valuation Committee also reviews and evaluates the qualifications, independence and performance of the Trust’s independent auditors, and the implementation and operation of the Trust’s valuation policy and procedures. This Committee is comprised of at least three independent trustees and currently has the following members: Kimberly S. Patmore (Chair), Michael J. Beer and J. Derek Penn. The Committee met four times during the most recent fiscal year.
●
The Governance Committee reviews and makes recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of Committees of the Board, and the training of trustees. The Governance Committee is responsible for selecting and nominating candidates to serve as trustees. The Governance Committee does not have a written policy with respect to consideration of candidates for trustee submitted by shareholders. However, if the Governance Committee determined that it would be in the best interests of the Trust to fill a vacancy on the Board, and a shareholder submitted a candidate for consideration by the Board to fill the vacancy, the Governance Committee would evaluate that candidate in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Trust at the Trust’s principal business address. This Committee is comprised of at least three independent trustees and currently has the following members: David L. Mahoney (Chair), Robert W. Burns and Kimberly S. Patmore. The Committee met four times during the most recent fiscal year.
●
The Investment Oversight Committee reviews the investment activities of the Trust and the performance of the funds’ investment adviser. This Committee is comprised of at least three trustees (at least two-thirds of whom shall be independent trustees) and currently has the following members: Jane P. Moncreiff (Chair), Robert W. Burns, Nancy F. Heller and David L. Mahoney. The Committee met four times during the most recent fiscal year.
Trustee Compensation
The following table provides trustee compensation for the fiscal year ended December 31, 2022, earned with respect to the funds in this SAI and the Fund Complex.
Name of Trustee	Aggregate Compensation from the Funds in this SAI	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Funds and Fund Complex Paid to Trustees
INTERESTED TRUSTEES
Walter W. Bettinger II	None	N/A	None
Richard A. Wurster(1)	None	N/A	None
INDEPENDENT TRUSTEES
Michael J. Beer(1)	$5,111	N/A	$82,500
Robert W. Burns	$17,593	N/A	$330,000
Nancy F. Heller	$17,593	N/A	$330,000
David L. Mahoney	$18,659	N/A	$350,000
Jane P. Moncreiff	$18,659	N/A	$350,000
Kiran M. Patel(2)	$18,659	N/A	$350,000
Kimberly S. Patmore	$17,593	N/A	$330,000
J. Derek Penn	$17,593	N/A	$330,000

(1)
Mr. Beer and Mr. Wurster joined the Board effective October 1, 2022.

?
(2)
Mr. Patel retired from the Board effective December 31, 2022.

Securities Beneficially Owned by Each Trustee
The following table provides each trustee’s equity ownership of the funds and ownership of all registered investment companies overseen by each trustee in the Family of Investment Companies as of December 31, 2022.
Name of Trustee	Dollar Range of Trustee Ownership of the Funds Included in the SAI		Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
INTERESTED TRUSTEES
Walter W. Bettinger II			Over $100,000
	Schwab AMT Tax-Free Money Fund	None
	Schwab Municipal Money Fund	None
	Schwab California Municipal Money Fund	None
	Schwab New York Municipal Money Fund	None
Richard A. Wurster(1)			Over $100,000
	Schwab AMT Tax-Free Money Fund	None
	Schwab Municipal Money Fund	None
	Schwab California Municipal Money Fund	None
	Schwab New York Municipal Money Fund	None
INDEPENDENT TRUSTEES
Michael J. Beer(1)			Over $100,000
	Schwab AMT Tax-Free Money Fund	None
	Schwab Municipal Money Fund	None
	Schwab California Municipal Money Fund	None
	Schwab New York Municipal Money Fund	None
Robert W. Burns			Over $100,000
	Schwab AMT Tax-Free Money Fund	None
	Schwab Municipal Money Fund	None
	Schwab California Municipal Money Fund	None
	Schwab New York Municipal Money Fund	None
Nancy F. Heller			Over $100,000
	Schwab AMT Tax-Free Money Fund	None
	Schwab Municipal Money Fund	None
	Schwab California Municipal Money Fund	None
	Schwab New York Municipal Money Fund	None
David L. Mahoney			Over $100,000
	Schwab AMT Tax-Free Money Fund	None
	Schwab Municipal Money Fund	Over $100,000
	Schwab California Municipal Money Fund	None
	Schwab New York Municipal Money Fund	None
Jane P. Moncreiff			Over $100,000
	Schwab AMT Tax-Free Money Fund	None
	Schwab Municipal Money Fund	None
	Schwab California Municipal Money Fund	None
	Schwab New York Municipal Money Fund	None
Kimberly S. Patmore			Over $100,000
	Schwab AMT Tax-Free Money Fund	None
	Schwab Municipal Money Fund	None
	Schwab California Municipal Money Fund	None
	Schwab New York Municipal Money Fund	None

Name of Trustee	Dollar Range of Trustee Ownership of the Funds Included in the SAI		Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
J. Derek Penn			None
	Schwab AMT Tax-Free Money Fund	None
	Schwab Municipal Money Fund	None
	Schwab California Municipal Money Fund	None
	Schwab New York Municipal Money Fund	None

(1)
Mr. Beer and Mr. Wurster joined the Board effective October 1, 2022.

As of December 31, 2022, none of the independent trustees or their immediate family members owned beneficially or of record any securities of Schwab Asset Management or Schwab, or any sub-advisers or the distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Schwab Asset Management or Schwab or any sub-advisers or the distributor of the funds.
Deferred Compensation Plan
Independent trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the Trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds selected by the trustee. Currently, none of the independent trustees has elected to participate in this plan.
Code of Ethics
The funds, the investment adviser and Schwab have adopted a Code of Ethics as required under the 1940 Act. Subject to certain conditions or restrictions, the Code of Ethics permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser’s Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of March 31, 2023, the officers and trustees of the Trust, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of each fund.
As of March 31, 2023, the following persons or entities owned, of record or beneficially, 5% or more of the outstanding voting securities of any class of each fund (a shareholder’s or an entity’s address will be listed once at the first mention and not repeated for future entries):
Fund	Name and Address	Percentage of Ownership
Schwab AMT Tax-Free Money Fund Investor Shares	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105‑1905	87.87%
	TD Ameritrade Inc. For The Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103‑2226	8.76%
Schwab AMT Tax-Free Money Fund Ultra Shares	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	89.74%
	TD Ameritrade Inc. For The Exclusive Benefit of Our Clients	10.26%

Fund	Name and Address	Percentage of Ownership
Schwab Municipal Money Fund Investor Shares	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	91.61%
	TD Ameritrade Inc. For The Exclusive Benefit of Our Clients	8.36%
Schwab Municipal Money Fund Ultra Shares	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	96.39%
Schwab California Municipal Money Fund Investor Shares	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	96.91%
Schwab California Municipal Money Fund Ultra Shares	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	96.81%
Schwab New York Municipal Money Fund Investor Shares	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	92.09%
	TD Ameritrade Inc. For The Exclusive Benefit of Our Clients	7.91%
Schwab New York Municipal Money Fund Ultra Shares	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	92.80%
	TD Ameritrade Inc. For The Exclusive Benefit of Our Clients	7.20%
	Craig A Newmark Ttee c/o Charles Schwab & Co., Inc. Attn: Schwab Funds CLO 211 Main Street San Francisco, CA 94105‑1905	8.75%(1)

(1)
These shares are held within the Charles Schwab & Co., Inc. account listed elsewhere in the table.

Persons who beneficially own more than 25% of a fund may be deemed to control the fund. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of such fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of CSC, 211 Main Street, San Francisco, CA 94105, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the Trust. Schwab is an affiliate of Schwab Asset Management and is the Trust’s distributor. Charles R. Schwab is the founder, Chairman and Director of CSC. As a result of his ownership of and interests in CSC, Mr. Schwab may be deemed to be a controlling person of Schwab Asset Management and Schwab.
Advisory Agreement
The continuation of a fund’s Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (independent trustees), cast in person, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, at a meeting called for the purpose of voting on such approval.
Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement between the Trust and Schwab Asset Management with respect to existing funds in the Trust. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by Schwab Asset Management, as well as extensive data provided by third parties, and the independent trustees receive advice from counsel to the independent trustees.

Effective September 24, 2020, for its advisory and administrative services to each fund, the investment adviser is entitled to receive an annual fee payable monthly, equal to 0.19% of each fund’s average daily net assets. Prior to September 24, 2020, for its advisory and administrative services to each fund, the investment adviser was entitled to receive a graduated annual fee payable monthly based on each fund’s average daily net assets as described below.
Average Daily Net Assets	Fee
First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
More than $40 billion	0.25%
The following table shows the net advisory fees paid by each fund and gross fees reduced by each fund for the past three fiscal years. The figures in the “net fees paid” row represent the actual amounts paid to the investment adviser, which include the effect of any reductions due to the application of a fund’s contractual expense limitation agreement. The figures in the “gross fees reduced by” row represent the amount, if any, the advisory fees payable to the investment adviser were reduced due to the application of a fund’s contractual expense limitation agreement.
Fund		2022	2021	2020
Schwab AMT Tax-Free MoneyFund	Net fees paid:	$2,033,903	$1,655,465	$3,381,570
	Gross fees reduced by:	$232,572	$58,574	$200,618
Schwab Municipal Money Fund	Net fees paid:	$20,258,973	$17,044,300	$26,135,090
	Gross fees reduced by:	$1,127,203	$875,753	$14,464,832
Schwab California Municipal Money Fund	Net fees paid:	$8,925,761	$6,063,002	$14,761,394
	Gross fees reduced by:	$410,003	$72,708	$6,157
Schwab New York Municipal Money Fund	Net fees paid:	$1,654,831	$1,172,653	$3,045,232
	Gross fees reduced by:	$179,745	$37,512	$180,430
Effective September 24, 2020, Schwab Asset Management and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of each fund below as follows for so long as Schwab Asset Management serves as the adviser to the fund (a contractual expense limitation agreement). Schwab Asset Management and/or its affiliates also may, if applicable, voluntarily waive and/or reimburse expenses in excess of their current fee waiver and reimbursement commitment to the extent necessary to maintain a non-negative net yield for each fund (the voluntary yield waiver). The voluntary yield waiver cannot be recaptured by Schwab Asset Management and/or its affiliates.
Fund	Expense Cap
Schwab AMT Tax-Free Money Fund – Investor Shares	0.34%
Schwab AMT Tax-Free Money Fund – Ultra Shares	0.19%
Schwab Municipal Money Fund – Investor Shares	0.34%
Schwab Municipal Money Fund – Ultra Shares	0.19%
Schwab California Municipal Money Fund – Investor Shares	0.34%
Schwab California Municipal Money Fund – Ultra Shares	0.19%
Schwab New York Municipal Money Fund – Investor Shares	0.34%
Schwab New York Municipal Money Fund – Ultra Shares	0.19%
From October 3, 2017 to September 24, 2020, Schwab Asset Management and its affiliates had agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of each fund below as follows (a contractual expense limitation agreement).
Fund	Expense Cap
Schwab AMT Tax-Free Money Fund – Investor Shares	0.35%
Schwab Municipal Money Fund – Investor Shares	0.35%
Schwab Municipal Money Fund – Ultra Shares	0.19%
Schwab California Municipal Money Fund – Investor Shares	0.35%
Schwab New York Municipal Money Fund – Investor Shares	0.35%

A fund’s contractual expense limitation agreement is applied prior to and without regard to the voluntary yield waiver and may only be amended or terminated with the approval of the fund’s Board. The contractual expense limitation agreement may not be recaptured by Schwab Asset Management and/or its affiliates. A contractual expense limitation agreement, where applicable, is not intended to cover all fund expenses, and a fund’s expenses may exceed the amount of the expense limitation set forth in a contractual expense limitation agreement. For example, the contractual expense limitation agreement does not cover investment-related expenses, such as brokerage commissions, interest, taxes and the fees and expenses of pooled investment vehicles, such as other investment companies, nor does it cover extraordinary or non-routine expenses, if any, such as shareholder meeting costs.
Distributor
Pursuant to a Second Amended and Restated Distribution Agreement between Schwab and the Trust, Schwab, located at 211 Main Street, San Francisco, CA 94105, is the principal underwriter for shares of the funds and is the Trust’s agent for the purpose of the continuous offering of the funds’ shares. The funds pay for prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement; however, as described below in “Payments to Financial Intermediaries,” Schwab Asset Management compensates Schwab, in its capacity as a financial intermediary and not in its capacity as distributor and principal underwriter for the funds, for providing certain additional services that may be deemed to be distribution-related.
Payments to Financial Intermediaries
Schwab Asset Management and its affiliates make payments to certain broker-dealers, banks, trust companies, insurance companies, retirement plan service providers, consultants and other financial intermediaries (Intermediaries) for services and expenses incurred in connection with certain activities or services which may educate financial advisors or facilitate, directly or indirectly, investment in the funds and other investment companies advised by Schwab Asset Management, including the Schwab ETFs. These payments are made by Schwab Asset Management or its affiliates at their own expense, and not from the assets of the funds. Although a portion of Schwab Asset Management’s and its affiliates’ revenue comes directly or indirectly in part from fees paid by the funds, these payments do not increase the expenses paid by investors for the purchase of fund shares, or the cost of owning a fund.
These payments may relate to educational efforts regarding the funds, or for other activities, such as marketing and/or fund promotion activities and presentations, educational training programs, conferences, data analytics and support, or the development and support of technology platforms and/or reporting systems. In addition, Schwab Asset Management or its affiliates make payments to certain Intermediaries that make shares of the funds available to their customers or otherwise promote the funds, which may include Intermediaries that allow customers to buy and sell fund shares without paying a commission or other transaction charge. Payments of this type are sometimes referred to as revenue-sharing or marketing support.
Payments made to Intermediaries may be significant and may cause an Intermediary to make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive. As a result, these payments could create conflicts of interest between an Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the funds over other investments.
As of April 28, 2023, Schwab Asset Management anticipates that Envestnet Asset Management, Inc., E*TRADE Securities LLC, Fidelity Brokerage Services LLC/National Financial Services LLC, Empower Annuity Insurance Company of America, Minnesota Life Insurance Company, Morgan Stanley Smith Barney LLC, Principal Life Insurance Company and Teachers Insurance and Annuity Association of America will receive these payments. Schwab Asset Management may enter into similar agreements with other FINRA member firms (or their affiliates) in the future. In addition to member firms of FINRA, Schwab Asset Management and its affiliates may also make these payments to certain other financial intermediaries, such as banks, trust companies, insurance companies, and plan administrators and consultants that sell fund shares or provide services to the funds and their shareholders. These firms may not be included in this list. You should ask your financial intermediary if it receives such payments.
Schwab Asset Management also makes payments to Schwab for certain administrative, professional and support services provided by Schwab, in its capacity as an affiliated financial intermediary and not as distributor and principal underwriter of the funds. These payments reimburse Schwab for its charges, costs and expenses of providing Schwab personnel to perform marketing and sales activities under the direction of Schwab Asset Management, such as sales lead generation and sales support, assistance with public relations, marketing and/or advertising activities and presentations, educational training programs, conferences, and data analytics and support. Payments also are made by Schwab Asset Management to Schwab for Schwab Asset Management’s allocated costs of general corporate services provided by Schwab, such as human resources, facilities, project management support and technology.
Shareholder Servicing and Sweep Administration Plan
The Trust’s Board has adopted an amended Shareholder Servicing and Sweep Administration Plan (the Plan) on behalf of the funds of the Trust. The Plan enables the funds to bear expenses relating to the provision by financial intermediaries, including Schwab (together, service providers), of certain shareholder services to the current shareholders of the funds. Pursuant to the Plan, each fund is subject to an annual shareholder servicing fee, up to the amount set forth below:

Fund	Shareholder Servicing Fee
Schwab AMT Tax-Free Money Fund – Investor Shares	0.15%
Schwab AMT Tax-Free Money Fund – Ultra Shares	0.00%
Schwab Municipal Money Fund – Investor Shares	0.15%
Schwab Municipal Money Fund – Ultra Shares	0.00%
Schwab California Municipal Money Fund – Investor Shares	0.15%
Schwab California Municipal Money Fund – Ultra Shares	0.00%
Schwab New York Municipal Money Fund – Investor Shares	0.15%
Schwab New York Municipal Money Fund – Ultra Shares	0.00%
Pursuant to the Plan, the funds may pay service providers (including Schwab) that, pursuant to written agreements with Schwab or the Trust, provide certain account maintenance, customer liaison and shareholder services to fund shareholders. The service providers may provide fund shareholders with the following shareholder services, among other shareholder services: (i) maintaining records for shareholders that hold shares of a fund; (ii) communicating with shareholders, including the mailing of regular statements and confirmation statements, distributing fund-related materials, mailing prospectuses and reports to shareholders, and responding to shareholder inquiries; (iii) communicating and processing shareholder purchase, redemption and exchange orders; (iv) communicating mergers, splits or other reorganization activities to fund shareholders; and (v) preparing and filing tax information, returns and reports.
The shareholder servicing fee paid to a particular service provider is calculated at the annual rate set forth in the chart above and is based on the average daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
The Plan shall continue in effect for a fund for so long as its continuance is specifically approved at least annually by a vote of the majority of both (i) the Board of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the Qualified Trustees). The Plan requires that Schwab or any person authorized to direct the disposition of monies paid or payable by the funds pursuant to the Plan furnish quarterly written reports of amounts spent under the Plan and the purposes of such expenditures to the Board of the Trust for review. All material amendments to the Plan must be approved by votes of the majority of both (i) the Board and (ii) the Qualified Trustees.
Transfer Agent
BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, serves as the funds’ transfer agent. As part of these services, the firm maintains records pertaining to the sale, redemption and transfer of the funds’ shares.
Custodian and Fund Accountant
State Street Bank and Trust Company (State Street), One Lincoln Street, Boston, MA 02111, serves as custodian and fund accountant for the funds.
The custodian is responsible for the daily safekeeping of securities and cash held by the funds. The fund accountant maintains the books and records related to each fund’s transactions.
Independent Registered Public Accounting Firm
The funds’ independent registered public accounting firm, Deloitte & Touche LLP (Deloitte), 1601 Wewatta Street, Suite 400, Denver, CO 80202, audits and reports on the annual financial statements of the funds and reviews certain regulatory reports. Deloitte or one of its affiliates also reviews each fund’s federal income tax returns and performs other professional, accounting, auditing, tax and advisory services when engaged to do so by the Trust.
Other Expenses
The funds pay other expenses that typically are connected with the Trust’s operations, and include legal, audit and custodian fees, as well as the costs of accounting and registration of the funds. Expenses not directly attributable to a particular fund will generally be allocated among the funds in the Trust on the basis of each fund’s relative net assets at the time the expense is incurred.
Securities Lending Activities
As of the most recent fiscal year-end, the funds had not entered into a contract with a securities lending agent and were not engaged in securities lending.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Portfolio Turnover
Because securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the funds’ portfolio turnover rate for reporting purposes is expected to be near zero.
Portfolio Transactions
The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. A fund generally does not incur any commissions or sales charges when it invests in underlying Schwab Funds, but it may incur such costs if it invests directly in other types of securities or in unaffiliated funds. Purchases and sales of securities on a stock exchange, including ETF shares, or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Exchange fees may also apply to transactions effected on an exchange. Purchases and sales of fixed-income securities may be transacted with the issuer, the issuer’s underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed-income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which certain of the funds may invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and brokerage commissions.
The investment adviser seeks to obtain best execution for each fund’s portfolio transactions. The investment adviser considers commission rates along with a number of factors relating to the quality of execution. Considered factors may cover the full range and quality of a broker’s service, including, without limitation, value provided, execution capability, commission rate, financial responsibility and responsiveness to the investment adviser. The investment adviser may also consider brokerage and research services provided by the broker. The investment adviser does not take into consideration fund sales when selecting a broker to effect a portfolio transaction; however, the investment adviser may execute through brokers that sell shares of funds advised by the investment adviser.
The investment adviser generally will not enter into soft-dollar arrangements with brokers to obtain third-party research or other services in exchange for brokerage commissions paid by advised accounts. However, the investment adviser does receive various forms of eligible proprietary research that is bundled with brokerage services at no additional cost from certain of the brokers with whom the investment adviser executes equity or fixed-income trades. These services or products may include: company financial data and economic data (e.g., unemployment, inflation rates and GDP figures), stock quotes, last sale prices and trading volumes, research reports analyzing the performance of a particular company or stock, access to websites that contain data about various securities markets, narrowly distributed trade magazines or technical journals covering specific industries, products, or issuers, seminars or conferences registration fees which provide substantive content relating to eligible research, discussions with research analysts or meetings with corporate executives which provide a means of obtaining oral advice on securities, markets or particular issuers, short-term custody related to effecting particular transactions and clearance and settlement of those trades, lines between the broker-dealer and order management systems operated by a third party vendor, dedicated lines between the broker-dealer and the investment adviser’s order management system, dedicated lines providing direct dial-up service between the investment adviser and the trading desk at the broker-dealer, and message services used to transmit orders to broker-dealers for execution.
The investment adviser does not currently cause a fund to pay a higher commission in return for brokerage or research services or products to obtain research or other products or services. If the investment adviser elected to do so, it would receive a benefit because it would not have to produce or pay for the research, products or services. Consequently, this may create an incentive for the investment adviser to select or recommend a broker-dealer based on its interest in receiving the research or other products or services.
The investment adviser may purchase new issues of securities for the funds in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements.
The investment adviser may place orders directly with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable a fund to trade directly with other institutional holders. At times, this may allow a fund to trade larger blocks than would be possible trading through a single market maker.
In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds, the investment adviser follows procedures, adopted by the Board, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions.
In certain market circumstances, the investment adviser may determine that its clients, which include registered investment companies and other advisory clients, are best served by placing one order on behalf of several of them. The investment adviser will not aggregate transactions if it determines that to do so (i) would be unfair or inequitable in the circumstances; (ii) is impractical; or (iii) is otherwise inappropriate in the circumstances. The funds may pay higher brokerage costs or otherwise receive less favorable prices or execution if the investment adviser does not aggregate trades when it has an opportunity to do so.
The investment adviser’s aggregation and allocation guidelines are intended to ensure that trade allocations are timely, that no set of trade allocations is accomplished to unfairly advantage or disadvantage particular clients or types of clients and that, over time, client accounts are treated fairly and equitably, even though a specific trade may have the effect of benefiting one account against another when viewed in isolation. In connection with the aggregation of purchase and sale orders for two or more client accounts, the following requirements must be met:
(1)
The investment adviser shall not receive additional compensation or remuneration of any kind as a result of aggregating transactions for clients.
(2)
The investment adviser, for each client, must determine that the purchase or sale of each particular security involved is appropriate for the client and consistent with its investment objectives and its investment guidelines or restrictions.
(3)
Each client that participates in a block trade will participate at the average security price with all transaction costs shared on a pro-rata basis.
(4)
Client account information at the investment adviser must separately reflect the securities that have been bought, sold and held for each client.
The investment adviser portfolio management personnel are responsible for placing orders for fixed-income securities transactions with broker-dealers. When orders for the same security for different client accounts are aggregated, they are generally allocated after execution because fixed-income transactions are typically conducted in individually negotiated transactions. For money market fund accounts, allocations among similar client accounts are determined with the general purpose of achieving, as nearly as possible, performance characteristic parity among such accounts over time. Similar money market fund accounts furthest from achieving performance characteristic parity typically receive priority in allocations. In addition to performance (gross yield), factors considered may include, but are not limited to: (i) capacity available for a particular name or sector; (ii) cash flow/liquidity; (iii) management of maturities; and (iv) weighted average maturity (or weighted average life). Allocations among dissimilar money market fund accounts are generally pro rata, subject to adjustments to accommodate specific investment guidelines and portfolio characteristics of client accounts. Additional factors considered may include, but are not limited to: (i) the factors set forth for similar client accounts; (ii) alternative minimum tax; (iii) issuing state; and (iv) tax exempt versus taxable income status. The investment adviser portfolio managers may give priority to a particular fund in circumstances where it is necessary to meet that fund’s investment objective.
Brokerage Commissions
During the last three fiscal years, the funds paid no brokerage commissions.
Regular Broker-Dealers
During the fiscal year, the funds held securities issued by their respective “regular broker-dealers” (as defined in Rule 10b-1 under the 1940 Act), indicated below as of December 31, 2022.
Fund	Regular Broker-Dealer	Value of Holdings
Schwab AMT Tax‑Free Money Fund	None	N/A
Schwab Municipal Money Fund	None	N/A
Schwab California Municipal Money Fund	None	N/A
Schwab New York Municipal Money Fund	None	N/A
PROXY VOTING
The Board has delegated the responsibility for voting proxies to Schwab Asset Management, pursuant to the investment adviser’s Proxy Voting Policy with respect to proxies voted on behalf of the various Schwab Funds’ portfolios. A description of such Proxy Voting Policy is included in Appendix – Proxy Voting Policy.
The Trust is required to disclose annually a fund’s complete proxy voting record on Form N-PX. A fund’s proxy voting record for the most recent 12-month period ended June 30th is available by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus. A fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE
For this section only, the following disclosure relates to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust and Laudus Trust (collectively, the Trusts) and each series thereunder (each a fund and collectively, the funds).
The Trusts’ Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds’ portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds’ shareholders, on the one hand, and those of the funds’ investment adviser, subadviser (if applicable), principal underwriter or any affiliated person of a fund, its investment adviser, subadviser or principal underwriter, on the other. Pursuant to such procedures, the Board has authorized one of the President, Chief Operating Officer or Chief Financial Officer of the Trusts (in consultation with a fund’s subadviser, if applicable) to authorize the release of the funds’ portfolio holdings prior to regular public disclosure (as outlined in the prospectus and below) or regular public filings, as necessary, in conformity with the foregoing principles.
The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of the funds’ policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided “early disclosure” of the funds’ portfolio holdings information and will periodically review any agreements that the Trusts have entered into to selectively disclose portfolio holdings.
Portfolio holdings may be made available on a selective basis to ratings agencies, certain industry organizations, consultants and other qualified financial professionals when the appropriate officer of the Trusts determines such disclosure meets the requirements noted above and serves a legitimate business purpose. Agreements entered into with such entities will describe the permitted use of portfolio holdings and provide that, among other customary confidentiality provisions: (i) the portfolio holdings will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement.
The funds’ service providers including, without limitation, the investment adviser, subadvisers (if applicable), the distributor, the custodian, fund accountant, transfer agent, certain affiliates of the investment adviser, counsel, auditor, proxy voting service provider, pricing information vendors, trade execution measurement vendors, portfolio management system providers, cloud database providers, securities lending agents, publisher, printer and mailing agent may receive disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the funds. Schwab Asset Management, any subadviser to a fund as disclosed in the most current prospectus, Glass, Lewis & Co., LLC, State Street and/or Brown Brothers Harriman & Co., as service providers to the funds, are currently receiving this information on a daily basis. Donnelley Financial Solutions, as a service provider to the funds, is currently receiving this information on a quarterly basis. Deloitte, the Transfer Agent, and the Distributor, as service providers to the funds, receive this information on an as-needed basis. Service providers are subject to a duty of confidentiality with respect to any portfolio holdings information they receive whether imposed by the confidentiality provisions of the service providers’ agreements with the Trusts or by the nature of its relationship with the Trusts. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio holdings, a fund will not continue to conduct business with a service provider who the fund believes is misusing the disclosed information.
To the extent that a fund invests in an unaffiliated acquired fund, the Trusts will, when required by Rule 12d1-4, promptly notify the acquired fund, upon causing a fund to acquire more than 3% of the acquired fund’s outstanding shares.
The funds’ policies and procedures prohibit the funds, the funds’ investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.
Generally, a complete list of a fund’s portfolio holdings is published on the fund’s website www.schwabassetmanagement.com on the “Prospectus & Reports” tab under “Portfolio Holdings” generally 60-80 days after a fund’s fiscal quarter-end in-line with regulatory filings unless a different timing is outlined in the fund’s prospectus.
Specifically for the Schwab ETFs (other than the Schwab Ariel ESG ETF), each Schwab ETF discloses its portfolio holdings each business day on its website before the opening of regular trading on the ETF’s primary listing exchange in accordance with the requirements of Rule 6c-11 under the 1940 Act. Portfolio holdings information made available in connection with the process of purchasing or redeeming Creation Units for the Schwab ETFs may be provided to other entities that provided services to the funds in the ordinary course of business after it has been disseminated to the NSCC.
The Schwab Money Funds have an ongoing arrangement to make available information about the funds’ portfolio holdings and information derived from the funds’ portfolio holdings to iMoneyNet, a rating and ranking organization, which is subject to a confidentiality agreement. Under its arrangement with the funds, iMoneyNet, among other things, receives information concerning the funds’ net assets, yields, maturities and portfolio compositions on a weekly basis, subject to a one business day lag.
On the website, the funds also may provide, on a monthly or quarterly basis, information regarding certain attributes of a fund’s portfolio, such as a fund’s top ten holdings, sector weightings, composition, credit quality and duration and maturity, as applicable. This information is generally updated within 5-25 days after the end of the period. This information on the website is publicly available to all categories of persons.

The funds may disclose non-material information including commentary and aggregate information about the characteristics of a fund in connection with or relating to a fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.
Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases, commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a fund. Commentary and analysis include, but are not limited to, the allocation of a fund’s portfolio securities and other investments among various asset classes, sectors, industries, countries or other relevant category, the characteristics of the stock components and other investments of a fund, the attribution of fund returns by asset class, sector, industry, country or other relevant category, and the volatility characteristics of a fund.
DESCRIPTION OF THE TRUST
Each fund is a series of The Charles Schwab Family of Funds, an open-end investment management company organized as a Massachusetts business trust on October 20, 1989.
The funds may hold special meetings of shareholders, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.
The bylaws of the Trust provide that one-third of shares present in person or represented by proxy and entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then one-third of the aggregate number of shares of that series present in person or represented by proxy and entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then one-third of the aggregate number of shares of that class present in person or represented by proxy and entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date or time, whether or not a quorum is present. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust’s obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust’s acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.
As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year’s income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value per share as determined in accordance with the bylaws.
Any series of the Trust may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any series.
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF SHARES
Purchasing and Redeeming Shares of the Funds
The funds are open for business each day, except for days on which the New York Stock Exchange (NYSE) is closed and the following federal holiday observances: Columbus Day and Veterans Day. The NYSE’s trading session is normally conducted from 9:30 a.m. until 4:00 p.m. Eastern Time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE’s trading sessions close early. The NYSE typically observes the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth

National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although it is expected that the same holidays will be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time. Orders that are received in good order by a fund’s transfer agent no later than the time specified by the Trust will be executed that day at the fund’s share price calculated that day. On any day that the NYSE closes early, the funds reserve the right to advance the time by which purchase, redemption and exchange orders must be received by the funds in order to be executed at that day’s share price. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase, exchange and redemption orders and calculate their share prices as of the normally scheduled close of regular trading on the NYSE for that day.
The funds have authorized one or more financial intermediaries, including Schwab, to accept on their behalf purchase, exchange and redemption orders. Such financial intermediaries have also been authorized to designate other intermediaries to accept purchase, exchange and redemption orders on the funds’ behalf. The funds will be deemed to have received a purchase, exchange or redemption order when an authorized intermediary or, if applicable, an intermediary’s authorized designee, receives such order. Such orders will be priced at the respective fund’s net asset value per share next determined after such orders are received by an authorized intermediary or the intermediary’s authorized designee.
As long as the funds or Schwab follow reasonable procedures to confirm that an investor’s telephone or internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or internet order, providing written confirmation of telephone or internet orders and tape recording all telephone orders.
Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by the funds’ transfer agent.
Each fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC’s prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board may deem advisable. Payment will be made wholly in cash unless the Board believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in “Pricing of Shares.” A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.
Each fund is composed of two share classes, Investor Shares and Ultra Shares that share a common investment portfolio and objective but have different minimum investment requirements and different expenses.
Liquidity Fees and Gates
Pursuant to Rule 2a-7 under the 1940 Act, the Board is permitted to impose a liquidity fee on redemptions from the funds (up to 2%) or a redemption gate to temporarily restrict redemptions from the funds up to 10 business days (in any 90-day period) in the event that a fund’s “weekly liquid assets” fall below certain designated thresholds. Liquidity fees would reduce the amount you receive upon redemption of your shares. A redemption gate would temporarily prevent you from redeeming your shares in the funds.
Weekly liquid assets generally include:
●
cash;
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direct obligations of the U.S. government;
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certain other U.S. government or agency securities;
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securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; and
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amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.
If a fund’s weekly liquid assets fall below 30% of the fund’s total assets, the Board is permitted, but not required, to: (i) impose a liquidity fee of no more than 2% of the amount redeemed; and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If a fund’s weekly liquid assets fall below 10% of the fund’s total assets, the fund will impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Board determines that such a fee would not be in the best interests of the fund or determines that a lower or higher fee (subject to the 2% limit) would be in the best interests of the fund.
In the event a fund imposes a redemption gate, the fund, your financial advisor, and your broker will not accept redemption requests until the fund provides notice that the gate has been lifted. Redemption requests submitted while a redemption gate is imposed will be cancelled without further notice. If shareholders still wish to redeem their shares after a redemption gate has been lifted, they will need to submit a new request.

Liquidity fees and redemption gates are most likely to be imposed during times of extraordinary market stress and will generally be imposed by the Board to restore a fund’s market-based NAV per share. Additionally, the Board generally expects that a liquidity fee or redemption gate would be imposed, if at all, after the fund has notified financial intermediaries and shareholders that a liquidity fee or redemption gate will be imposed (generally, as of the beginning of the next business day following the announcement that the fund will impose a liquidity fee or redemption gate). The imposition and termination of a liquidity fee or a redemption gate will be reported by the fund to the SEC on Form N-CR. In addition, the fund will make such announcements through a supplement to the prospectus and may make such announcements through a press release or by other means.
The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time if the Board believes termination to be in the best interest of a fund and its shareholders. Moreover, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once the fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period.
Exchanging Shares of the Funds
Methods to purchase and redeem shares are set forth in the funds’ prospectus. An exchange order involves the redemption of all or a portion of the shares of one Schwab Fund and the simultaneous purchase of shares of another Schwab Fund. Exchange orders must meet the minimum investment and any other requirements of the fund or class purchased. Exchange orders may not be executed between shares of Sweep Investments® and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement. In addition, different exchange policies may apply to Schwab Funds that are bought and sold through third-party intermediaries and the exchange privilege between Schwab Funds may not be available through third-party intermediaries.
The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact a fund’s operations; (ii) refuse orders that appear to be associated with short-term trading activities; and (iii) materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.
Pricing of Shares
Each fund values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of a fund’s investments at amortized cost with market values. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value following procedures approved by the Board. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day. The funds use approved pricing services to provide values for their portfolio securities. Securities will be fair valued pursuant to procedures approved by the funds’ Board when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board has designated the investment adviser as the valuation designee (Valuation Designee) for the funds to perform the fair value determination relating to all fund investments. The Valuation Designee periodically provides reports to the Board on items related to its fair value of fund investments.
The amortized cost method of valuation seeks to maintain a stable net asset value per share (NAV) of $1.00, even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder’s interest.
If a deviation of ½ of 1% or more between a fund’s NAV calculated using market values and a fund’s $1.00 NAV calculated using amortized cost were to occur or was expected to occur, or if there were any other deviation that the Board believed would result in a material dilution or other unfair results to shareholders or purchasers, the Board would promptly consider what action, if any, should be initiated, including, without limitation, selling portfolio instruments prior to their maturity to realize capital gains/losses or to shorten average portfolio maturity; redeeming shares in kind; establishing a NAV by using available market quotations or equivalents; or reducing the number of shares outstanding on a pro rata basis through reverse stock splits or the assessment of negative dividends to the extent permissible by applicable law and the Trust’s organizational documents. The Board may also consider taking these actions during a negative interest rate environment in an effort to maintain a fund’s $1.00 NAV to the extent permissible by applicable law and the Trust’s organizational documents. In addition, if a fund’s NAV calculated using market values declined, or was expected to decline, below a fund’s $1.00 NAV calculated using amortized cost, the Board might temporarily reduce or suspend dividend payments in an effort to maintain a fund’s $1.00 NAV. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund’s NAV calculated using market values were to increase, or were anticipated to increase above a fund’s $1.00 NAV calculated using amortized cost, the Board might supplement dividends in an effort to maintain a fund’s $1.00 NAV. The Board may take any of these, or other, actions to the extent permissible by applicable law.

Delivery of Shareholder Documents
Typically once a year, an updated prospectus will be mailed or electronically delivered to shareholders describing each fund’s investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed or electronically delivered (or a notice will be mailed and financial reports will be made available on the fund’s designated website) to shareholders describing each fund’s performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called “householding.” If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by a fund or other date as communicated by the financial intermediary.
TAXATION
This discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the Internal Revenue Code) and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Federal Tax Information for the Funds
It is each fund’s policy to qualify for taxation as a “regulated investment company” (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code. By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Internal Revenue Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.
Each fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust’s other funds. Each fund intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a fund must, among other requirements, distribute annually to its shareholders an amount at least equal to the sum of 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and 90% of its net tax-exempt income. Among these requirements are the following: (i) at least 90% of a fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers and which are engaged in the same, similar, or related trades or businesses if the fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.
The Internal Revenue Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their “ordinary income” (as defined in the Internal Revenue Code) for the calendar year plus 98.2% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. A fund may in certain circumstances be required to liquidate fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a fund to satisfy the requirements for qualification as a RIC.
A liquidity fee imposed by a fund will reduce the amount you will receive upon the redemption of your shares, and will decrease the amount of any capital gain or increase the amount of any capital loss you will recognize from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service. If the fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time.
Federal Income Tax Information for Shareholders
The discussion of federal income taxation presented below supplements the discussion in the funds’ prospectuses and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a fund.

On each business day that the NAV of a fund is determined, such fund’s net investment income will be declared as of the close of the fund (normally 4:00 p.m. Eastern time) as a daily dividend to shareholders of record. Your daily dividend is calculated each business day by applying the daily dividend rate by the number of shares owned, and is rounded to the nearest penny. The daily dividend is accrued each business day, and the sum of the daily dividends is paid monthly. For each fund, dividends will normally be reinvested monthly in shares of the fund at the NAV on the 15th day of each month, if a business day, otherwise on the next business day, except in December when dividends are reinvested on the last business day of December. If cash payment is requested, checks will normally be mailed on the business day following the reinvestment date. Each fund will pay shareholders, who redeem all of their shares, all dividends accrued to the time of the redemption within seven days.
Each fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a fund generally consists of: (1) accrued interest income, plus or minus amortized discount or premium, minus (2) accrued expenses allocated to that fund. If a fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board. Any realized capital losses, to the extent not offset by realized capital gains, will be carried forward.
Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. A fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Internal Revenue Code.
The funds do not expect to realize any long-term capital gains. However, long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. If you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. Distributions by a fund also may be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the federal income tax treatment.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
A fund may engage in techniques that may alter the timing and character of its income. A fund may be restricted in its use of these techniques by rules relating to its qualification as a regulated investment company.
Each fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.
Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on taxable distributions derived from net investment income and short-term capital gains; provided, however, that U.S. source interest related dividends and short-term capital gain dividends generally are not subject to U.S. withholding tax if a fund elects to make reports with respect to such dividends. Distributions to foreign shareholders of such short-term capital gain dividends and of long-term capital gains, and any gains from the sale or other disposition of shares of the funds, generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Internal Revenue Code’s definition of “resident alien” or (2) who is physically present in the U.S. for 183 days or more per year as determined under certain IRS rules. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Foreign shareholders may also be subject to U.S. estate taxes with respect to shares in a fund.
The funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.
If, at the close of each quarter of its taxable year, at least 50% of the value of a fund’s assets consist of obligations the interest on which is excludable from gross income, the fund may pay “exempt-interest dividends” to its shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder’s gross income for federal income tax purposes.
Tax-exempt income, including exempt interest dividends paid by a fund, are taken into account in determining whether a portion of a shareholder’s social security or railroad retirement benefits will be subject to federal income tax.

For non-corporate taxpayers and, for taxable years beginning after 2022, certain large corporate taxpayers, exempt-interest dividends may nevertheless be subject to the federal alternative minimum tax (AMT) imposed by Section 55 of the Internal Revenue Code. In particular, exempt interest dividends derived from certain private activity bonds issued after August 7, 1986, will generally be an item of tax preference (and, therefore, potentially subject to AMT) for non-corporate taxpayers. For taxable years beginning after 2022, in the case of certain large corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, to the extent included in such corporate taxpayers’ “adjusted financial statement income,” as defined in Section 56A of the Internal Revenue Code, will be included in calculating the corporate alternative minimum taxable income for purposes of determining the AMT.
Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest that may have an effect on the ability of a fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code’s requirements for the payment of “exempt-interest dividends.”
Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of the funds is not deductible for federal income tax purposes. Furthermore, these funds may not be an appropriate investment for persons (including corporations and other business entities) who are “substantial users” (or persons related to “substantial users”) of facilities financed by industrial development private activity bonds. Such persons should consult their tax advisors before purchasing shares. A “substantial user” is defined generally to include “certain persons” who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds.
Because the taxable portion of a fund’s investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, are expected to qualify under the Code for the dividends received deduction for corporations or as qualified dividend income eligible for reduced tax rates for individuals.
Although not generally expected, the redemption or exchange of the shares of a fund may result in capital gain or loss to the shareholders. Generally, unless a shareholder chooses to adopt a simplified “NAV method” of accounting (described below), if a shareholder holds the shares as a capital asset, any gain or loss will be long-term gain or loss if the shares have been held for more than one year. Capital gains of corporate shareholders are subject to regular corporate tax rates. For non-corporate taxpayers, gain on the sale of shares held for more than one year will generally be taxed at the rate applicable to long-term capital gains, while gain on the sale of shares held for one year or less will generally be taxed at ordinary income rates. However, if a shareholder elects to adopt the simplified “NAV method” of accounting, rather than compute gain or loss on every taxable sale or other disposition of shares of a fund as described above, a shareholder would determine gain or loss based on the change in the aggregate value of fund shares during a computation period (such as the shareholder’s taxable year), reduced by the shareholder’s net investment (i.e., purchases minus sales) in those fund shares during the computation period. Under the simplified “NAV method,” any resulting capital gain or loss would be reportable on a net basis and would generally be treated as a short-term capital gain or loss.
State Tax Considerations
The following tax discussion summarizes general state tax laws which are currently in effect and are subject to change by legislative or administrative action; any such changes may be retroactive with respect to the applicable fund’s transactions. Investors should consult a tax advisor for more detailed information about state taxes to which they may be subject.
California Tax Considerations
The Schwab California Municipal Money Fund intends to qualify to pay dividends to shareholders that are exempt from California personal income tax (California exempt-interest dividends). The fund will qualify to pay California exempt-interest dividends if (1) at the close of each quarter of the fund’s taxable year, at least 50% of the value of the fund’s total assets consists of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual (California Tax Exempt Obligations) and (2) the fund continues to qualify as a regulated investment company.
If the fund qualifies to pay California exempt-interest dividends to shareholders, dividends distributed to shareholders will be considered California exempt-interest dividends (1) if they are reported as exempt-interest dividends by the fund in a written statement furnished to shareholders and (2) to the extent the interest received by the fund during the year on California Tax Exempt Obligations exceeds expenses of the fund that would be disallowed under California personal income tax law as allocable to tax exempt interest if the fund were an individual. If the aggregate dividends so designated exceed the amount that may be treated as California exempt-interest dividends, only that percentage of each dividend distribution equal to the ratio of aggregate California exempt-interest dividends to aggregate dividends so reported will be treated as a California exempt-interest dividend. The fund will notify its shareholders of the amount of exempt-interest dividends each year.
Corporations subject to California franchise tax that invest in the fund may not be entitled to exclude California exempt-interest dividends from income.
Dividend distributions that do not qualify for treatment as California exempt-interest dividends (including those dividend distributions to shareholders taxable as long-term capital gains for federal income tax purposes) will be taxable to shareholders at ordinary income tax rates for California personal income tax purposes to the extent of the fund’s earnings and profits.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the fund will not be deductible for California personal income tax purposes if the fund distributes California exempt-interest dividends during the taxable year of the shareholder.
New York Tax Considerations
Dividends paid by the Schwab New York Municipal Money Fund that are derived from interest on municipal securities issued by New York State and its political subdivisions or any agency or instrumentality thereof which interest would be exempt under federal law if held by an individual, will be exempt from New York State and New York City personal income and unincorporated business taxes, but not corporate franchise taxes. Dividends paid by the fund that are derived from interest on municipal securities issued by New York State and its political subdivisions or any agency or instrumentality thereof will be subject to the New York State corporate franchise tax and the New York City general corporation tax only if the entity receiving the dividends has a sufficient nexus with New York State or New York City.
Dividends that are derived from interest on other states’ municipal securities and on U.S. government obligations that are not exempt from state taxation under federal law, as well as dividends that are derived from taxable income and capital gains, will be subject to New York State personal income tax and New York City personal income tax. Gain from the sale, exchange or other disposition of shares will be subject to the New York State personal income and corporate franchise taxes and the New York City personal income, unincorporated business and general corporation taxes. In addition, interest on indebtedness incurred by a shareholder to purchase or carry shares of the fund is not deductible for New York personal income tax purposes to the extent that it relates to New York exempt-interest dividends distributed to a shareholder during the taxable year.

APPENDIX – RATINGS OF INVESTMENT SECURITIES
From time to time, a fund may report the percentage of its assets that fall into the rating categories set forth below, as defined by the ratings agencies.
MOODY’S INVESTORS SERVICE
Global Long-Term Rating Scale
Aaa:
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:
Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa:
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba:
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:
Obligations rated B are considered speculative and are subject to high credit risk.

Caa:
Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Global Short-Term Rating Scale
P-1:
Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.

P-2:
Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.

P-3:
Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

STANDARD & POOR’S FINANCIAL SERVICES LLC
Long-Term Issue Credit Ratings
AAA:
An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB:
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C:
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D:
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Short-Term Issue Credit Ratings
A-1:
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

FITCH, INC.
Long-Term Ratings Scales
AAA:
‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:
‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:
‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:
‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB:
‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B:
‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC:
Very low margin for safety. Default is a real possibility.

CC:
Default of some kind appears probable.

C:
A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

i.
the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
ii.
the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
iii.
the formal announcement by the issuer or their agent of a distressed debt exchange;
iv.
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD:
‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased operating.

This would include:
i.
the selective payment default on a specific class or currency of debt;
ii.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
iii.
the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel;
iv.
ordinary execution of a distressed debt exchange on one or more material financial obligations.
D:
‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Short-Term Ratings
F1:
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country or monetary union. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2:
Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union. However, the margin of safety is not as great as in the case of the higher ratings.

F3:
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

APPENDIX – PROXY VOTING POLICY
The Charles Schwab Family of Funds Schwab Investments Schwab Capital Trust Schwab Annuity Portfolios Laudus Trust Schwab Strategic Trust

PROXY VOTING POLICY
AS OF MARCH 2023

The Boards of Trustees (the “Board”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, and Laudus Trust (“Schwab Funds”) and Schwab Strategic Trust (“Schwab ETFs”; collectively with Schwab Funds, the “Funds”) have delegated to the Funds’ investment adviser, Charles Schwab Investment Management, Inc. (“CSIM”), the responsibility to vote proxies relating to the Funds’ portfolio securities pursuant to CSIM’s Proxy Voting Policy (“CSIM Proxy Policy”). On an annual basis, CSIM will report to the Board any changes to the CSIM Proxy Policy and on the implementation of the CSIM Proxy Policy.

Charles Schwab Investment Management, Inc.

PROXY VOTING POLICY
AS OF MARCH 2023

I.
INTRODUCTION

Charles Schwab Investment Management, Inc. (“CSIM”), as an investment adviser, is responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients that have delegated the authority to vote proxies to CSIM. CSIM’s Proxy Committee exercises and documents CSIM’s responsibility with regard to voting of client proxies, including the review and approval of the Proxy Voting Policy (the “Proxy Policy”). CSIM’s Investment Stewardship Team has the primary responsibility to oversee that voting is carried out consistent with the Proxy Policy. The Investment Stewardship Team also conducts research into proxy issues and carries out engagement activities with companies. The Proxy Committee receives reports from the Investment Stewardship Team on these activities.
II.
PHILOSOPHY

As a leading asset manager, it is CSIM’s responsibility to use its proxy votes to encourage transparency, corporate governance structures, and the management of environmental, social and governance (ESG) issues that it believes protect and promote shareholder value.
Just as the investors in CSIM’s equity funds generally have a long-term investment horizon, CSIM takes a long-term, measured approach to investment stewardship. CSIM’s client-first philosophy drives all of its efforts, including its approach to decision making. In the investment stewardship context, that unfolds through CSIM’s efforts to appropriately manage risk by encouraging transparency and focusing on corporate governance structures that will help protect or promote shareholder value. CSIM also recognizes that companies can conduct themselves in ways that have important environmental and social consequences. Therefore, CSIM’s focus on maximizing long-term shareholder value includes consideration of potential environmental and social impacts that we believe are relevant to individual companies.
In general, CSIM believes corporate directors, as the elected representatives of all shareholders, are best positioned to oversee the management of their companies. Accordingly, CSIM typically supports a board of directors’ and management’s recommendations on proxy matters. However, CSIM will vote against management’s recommendations when it believes doing so will protect or promote long-term shareholder value.
III.
USE OF PROXY ADVISORS

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Glass, Lewis & Co., LLC (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. CSIM has also retained Institutional Shareholder Services Inc. to conduct research and provide voting recommendations on certain topics and may retain additional experts in the proxy voting, corporate governance, and ESG areas in the future.
To support CSIM in efficiently executing its votes, Glass Lewis, simultaneously with issuing its voting recommendations, also automatically populates votes based on CSIM’s custom voting guidelines, except for certain ballot items which CSIM elects to vote manually. CSIM’s votes are executed just prior to the vote deadline, which allows CSIM the opportunity to incorporate changes in Glass Lewis voting recommendations or the receipt of additional information from the company or other parties.
IV.
PROXY VOTING PRINCIPLES

CSIM invests on behalf of its clients in companies domiciled all over the world. Since corporate governance standards and best practices differ by country and jurisdiction, the market context is taken into account in the analysis of proposals. Furthermore, there are instances where CSIM may determine that voting is not in the best interests of its clients (typically due to costs or to trading restrictions) and will refrain from submitting votes.
The Proxy Committee reviews CSIM’s proxy voting guidelines with input from the Investment Stewardship Team at least annually and evaluates them in light of the long-term best interests of shareholders. In addition, for U.S. companies, contested director elections, “vote no” campaigns, mergers and acquisitions, some executive compensation and election of director proposals, and many shareholder proposals, including ESG-related proposals, such as those requesting additional environmental, social and political disclosures, are voted on a case-by-case basis by the Investment Stewardship Team.
The following is a summary of CSIM’s proxy voting principles which are grouped according to types of proposals usually presented to shareholders in proxy statements.
1

A.
DIRECTORS AND AUDITORS

i.
Directors
As a starting point, CSIM expects the board to be composed of at least a majority of independent directors and to be responsive to shareholders. CSIM also expects directors that serve on a company’s nominating, compensation or audit committee to be independent. CSIM believes that diversity of background, experience and skills, and personal characteristics, including gender, race, ethnicity and age, meaningfully contribute to a board’s ability to make effective decisions on behalf of shareholders.
Factors that may result in a vote against one or more directors:
●
The board is not majority independent
●
A large-cap company board does not have at least two female directors, or a mid- or small-cap company does not have any female directors, and the board has not provided a reasonable explanation for its lack of gender diversity
●
A large-cap company board does not have at least one racially/ethnically diverse director, or has not provided explicit disclosure of director diversity and skills
●
Non-independent directors serve on the nominating, compensation or audit committees
●
A director recently failed to attend at least 75% of meetings or serves on an excessive number of publicly traded company boards
●
The directors approved executive compensation schemes that appear misaligned with shareholders’ interests
●
A director recently acted in a manner inconsistent with this Proxy Policy or failed to be responsive to concerns of shareholders
●
The company has not provided explicit disclosure of board oversight of material risks, including environmental and social risks
ii.
Contested Director Elections
A proxy contest is when a dissident shareholder (or group of shareholders) proposes outside nominees to compete against incumbent directors. A “Vote No” campaign is when an activist shareholder attempts to solicit votes against certain directors. CSIM evaluates proxy contests and Vote No campaigns on a case-by-case basis and votes for the outcome it believes will maximize long-term shareholder value. CSIM considers numerous factors when making its voting decision, including but not limited to the merit of the campaign, the qualifications of director nominees, long-term company performance compared to peers, board oversight of material risks, and, in the case of proxy contests, the dissident’s and management’s strategic plans for driving improvements.
iii.
Auditors
CSIM typically supports the ratification of auditors unless CSIM believes that the auditors’ independence may have been compromised.
Factors that may result in a vote against the ratification of auditors:
●
Audit-related fees are less than half of the total fees paid by the company to the audit firm
●
A recent material restatement of annual financial statements
●
A pattern of inaccurate audits or other behavior that may call into question an auditor’s effectiveness
B.
BOARD MATTERS

i.
Classified Boards
CSIM generally does not support classified board proposals unless management has provided valid reasoning for the structure.
ii.
Majority Voting
CSIM generally supports majority voting proposals when they call for plurality voting standards in contested elections.
iii.
Proxy Access
CSIM typically supports proxy access proposals when the following criteria are met:
●
Ownership threshold of at least 3% of the company’s outstanding shares held for at least three years
●
Number of nominees is no more than 20% of current board (rounded down to nearest whole number)
●
Group size is capped at 20 shareholders
iv.
Separation of Chair and CEO role
2

CSIM believes that the board is typically best positioned to determine its leadership structure. Therefore, CSIM will typically not support proposals requiring the separation of these roles unless certain circumstances are in place.
Factors that may result in a vote supporting a shareholder proposal requiring the separation of the Chair and CEO roles:
●
The board does not have a lead independent director
●
The board is not two-thirds independent
●
The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings
●
The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting
●
The company had material financial statement restatements
●
The company’s board adopted a Shareholder Rights Plan during the past year and did not submit it to shareholders for approval
●
Ongoing executive compensation concerns
●
Ongoing financial underperformance
●
Lack of robust lead independent director
v.
Independent Chair
CSIM believes that the board is typically best positioned to determine its leadership structure. Therefore, CSIM will typically not support proposals requiring an independent chair unless CSIM has concerns regarding the board’s accountability or responsiveness to shareholders.
Factors that may result in a vote supporting a shareholder proposal requiring an independent chair:
●
The board does not have a lead independent director
●
The board is not two-thirds independent
●
The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings
●
The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting
●
The company had material financial statement restatements
●
The company’s board adopted a Shareholder Rights Plan during the past year and did not submit it to shareholders for approval
●
Ongoing executive compensation concerns
●
Ongoing financial underperformance
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C.
COMPENSATION

i.
Advisory Vote on Executive Compensation and Frequency
CSIM generally supports advisory votes on executive compensation (which are proposed by management and are known as “Say-On-Pay”) when the compensation scheme appears aligned with shareholder economic interests and lacks problematic features.
Factors that may result in a vote against a company’s Say-On-Pay proposal:
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Executive compensation is out of line with industry peers considering the company’s performance over time
●
Executive compensation plan includes significant guaranteed bonuses or has a low amount of compensation at risk
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Executive compensation plan offers excessive one-time payments, perquisites, tax-gross up provisions, or golden parachutes
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Compensation amounts are increased, or goals are lowered without providing a valid explanation
●
Executive compensation plan lacks adequate disclosure or rationale for decisions related to goals and amounts
CSIM typically supports annual advisory votes on executive compensation.
ii.
Equity Compensation Plans
CSIM generally supports stock-based compensation plans when they do not overly dilute shareholders by providing participants with excessive awards and lack problematic features.
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Factors that may result in a vote against Equity Compensation Plans:
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Plan’s total potential dilution appears excessive
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Plan’s burn rate appears excessive compared to industry peers
●
Plan allows for the re-pricing of options without shareholder approval
●
Plan has an evergreen feature
iii.
Employee Stock Purchase Plans
CSIM supports the concept of broad employee participation in a company’s equity. Therefore, CSIM typically supports employee stock purchase plans when the shares can be purchased at 85% or more of the shares’ market value.
iv.
Re-price/Exchange Option Plans
CSIM generally only supports management proposals to re-price options when the plan excludes senior management and directors, does not excessively dilute shareholders, and the company has not significantly underperformed its industry peers over time.
D.
ANTI-TAKEOVER

i.
Shareholder Rights Plans
Shareholder Rights Plans constrain a potential acquirer’s ability to buy shares in a company above a certain threshold without the approval of the company’s board of directors. While such a plan may help a company in achieving a higher bid, it may also entrench the incumbent management and board. CSIM believes that shareholders should have the right to approve a Shareholder Rights Plan within a year of its adoption. CSIM generally votes against such plans if they do not have safeguards to protect shareholder interests.
Factors that may result in a vote against a Shareholder Rights Plan proposal:
●
Plan does not expire in a relatively short time horizon
●
Plan does not have a well-crafted permitted bid or qualified offer feature that mandates shareholder votes in certain situations
●
Plan automatically renews without shareholder approval
●
Company’s corporate governance profile
ii.
Right to Call Special Meeting
CSIM generally votes against shareholder proposals asking for shareholders to be given the right to call a special meeting unless the threshold to call a special meeting is 25% or more of shares outstanding to avoid wasting corporate resources.
iii.
Right to Act by Written Consent
CSIM generally votes against shareholder proposals asking for shareholders to be given the right to act by written consent if the company already offers shareholders the right to call special meetings. CSIM expects appropriate mechanisms for implementation.
iv.
Supermajority Voting
CSIM generally supports the concept of simple majority standards to pass proposals.
?
E.
CAPITAL STRUCTURE, MERGERS AND ACQUISITIONS

i.
Increase in Authorized Common Shares
CSIM typically supports proposals to increase the authorized shares unless the company does not sufficiently justify the need for the use of the proposed shares.
ii.
Preferred Shares
CSIM generally supports proposals to create a class of preferred shares with specific voting, dividend, conversion and other rights.
iii.
Mergers and Acquisitions
CSIM generally supports transactions that appear to maximize shareholder value. CSIM assesses these proposals on a case-by-case basis and considers the proposed transaction’s strategic rationale, the offer premium, the board’s oversight of the sales process, and other pertinent factors.
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F.
ENVIRONMENTAL AND SOCIAL PROPOSALS

Effective oversight of material ESG risks relevant to a company and its business is an essential board function. In CSIM’s view, appropriate risk oversight of environmental and social issues contributes to sustainable long-term value and companies should provide pertinent information on material risks common to their industry and specific to their business. CSIM evaluates, on a case-by-case basis, shareholder proposals regarding environmental and social issues, including those calling for additional disclosure of material risks to a company, with emphasis placed on those risks identified within the framework of the Sustainability Accounting Standards Board (SASB).
CSIM recognizes that financial performance can be impacted by a company’s environmental, social and human capital management policies. CSIM’s case-by-case evaluation of these proposals takes into consideration a company’s current practices, level of reporting, disclosures by its peers, and the existence of controversies or litigation related to the issue.
CSIM believes that, in most instances, the board is best positioned to determine a company’s strategy and manage its operations, and generally does not support shareholder proposals seeking a change in business practices.
i.
Climate Change Proposals
CSIM believes that companies should provide pertinent information on the management of potential climate change-related risks, with the understanding that the relevance of this disclosure for any specific company will vary depending on its industry and operations. For companies operating in carbon-intensive industries, we believe boards should be considering a range of energy demand scenarios. We generally support proposals requesting additional disclosure on climate change-related impacts when the company’s current reporting is inadequate.
ii.
Corporate Political Activity Proposals
CSIM expects the board of directors to have a stated oversight process for political contributions and lobbying activities. CSIM evaluates proposals asking for disclosure of a company’s political contributions and lobbying activities and generally supports them if there is no evidence of board oversight or a company’s disclosure is deficient and lags that of its peers.
V.
ADMINISTRATION

?
A.
CONFLICTS OF INTERESTS

CSIM maintains the following practices that seek to prevent undue influence on its proxy voting activity. Such influence might arise from any relationship between the company holding the proxy (or any shareholder or board member of the company) and CSIM, CSIM’s affiliates, a mutual fund or exchange-traded fund managed by CSIM (“Affiliated Fund”), an affiliate of such Fund, or a CSIM employee. The Proxy Committee has directed that Glass Lewis be instructed to vote any such proxies in the same proportion as the votes of all other shareholders in the fund (i.e., “echo vote”).
With respect to proxies of an underlying Affiliated Fund, the Investment Stewardship Team will ensure that such proxies are “echo voted”, unless otherwise required by law. When required by law or applicable exemptive order, the Investment Stewardship Team will also ensure the “echo voting” of an unaffiliated mutual fund or exchange traded fund. For example, certain exemptive orders issued to a fund by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the fund, under certain circumstances, to “echo vote” proxies of registered investment companies that serve as underlying investments of the fund.
In addition, with respect to holdings of The Charles Schwab Corporation (“CSC”) (ticker symbol: SCHW), the Investment Stewardship Team will ensure such proxies are echo-voted, unless otherwise required by law.
Where the Proxy Committee has delegated an item to the Investment Stewardship Team, CSIM has taken certain steps to mitigate perceived or potential conflicts of interest, including, but not limited to, the following:
●
maintaining a reporting structure that separates employees with voting authority from those with sales or business relationship authority,
●
reporting of potential conflicts to the Proxy Committee to review the conflict and provide final vote determination,
●
defaulting to the standard CSIM Proxy Voting Policy.
In all other cases, proxy issues that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM’s clients, will be delegated to Glass Lewis to be voted in accordance with CSIM’s Proxy Voting Guidelines which are set each year based on governance criteria and not influenced by any individual issuer or ballot item.
5

Where CSIM’s Investment Stewardship Team conducts an engagement meeting with a company, CSIM has taken certain steps to mitigate perceived or potential conflicts of interest, including, but not limited to, the following:
●
ensuring that no members of the Board of (i) CSC or (ii) an Affiliated Fund, that are affiliated with such company, are participants in such meetings.
B.
FOREIGN SECURITIES/SHAREBLOCKING

Voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:
●
proxy statements and ballots written in a foreign language,
●
untimely and/or inadequate notice of shareholder meetings,
●
restrictions of foreigner’s ability to exercise votes,
●
requirements to vote proxies in person,
●
requirements to provide local agents with power of attorney to facilitate CSIM’s voting instructions.
In consideration of the foregoing issues, CSIM, in conjunction with Glass Lewis, uses its best efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time before and/or after the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs Glass Lewis not to vote such foreign proxies (share-blocking).
C.
SECURITIES LENDING

Certain of the funds managed by CSIM enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a fund’s securities on loan when deemed appropriate and in the best interest of shareholders.
D.
SUB-ADVISORY RELATIONSHIPS

Where CSIM has delegated day-to-day investment management responsibilities to an investment sub-adviser, CSIM may (but generally does not) delegate proxy voting responsibility to such investment sub-adviser. In addition, CSIM may share proxy voting with an investment sub-adviser. Each sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to make voting decisions in the best interest of each investment company and its shareholders, or other client associated with the securities it has been allocated. Each sub-adviser to whom proxy voting has been delegated must inform CSIM of its voting decisions to allow CSIM to implement the votes or in the case of shared voting responsibility, potentially override the sub-adviser’s vote recommendation. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser’s proxy voting policy to determine whether it believes that each sub-adviser’s proxy voting policy is generally consistent with the maximization of the value of CSIM’s clients’ investments by protecting the long-term best interest of shareholders.
E.
REPORTING AND RECORD RETENTION

CSIM will maintain, or cause Glass Lewis to maintain, records that identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients’ proxy voting records and procedures.
CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940, as amended.
6

Schwab Funds®
Schwab® Variable Share Price Money Fund
Ultra Shares	SVUXX
STATEMENT OF ADDITIONAL INFORMATION
April 28, 2023
The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the fund’s prospectus dated April 28, 2023 (as amended from time to time).
The fund’s audited financial statements and the report of the independent registered public accounting firm thereon from the fund’s annual report for the fiscal year ended December 31, 2022, are incorporated by reference into this SAI.
For a free copy of these documents or to request other information or ask questions about the fund, call Schwab Funds at 1-877-824-5615. For TDD service, call 1-800-345-2550. In addition, you may visit the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus for a free copy of a prospectus, SAI or an annual or semiannual report.
The fund is a series of The Charles Schwab Family of Funds (the Trust). The fund is part of the Schwab complex of funds (Schwab Funds). Charles Schwab Investment Management, Inc., dba Schwab Asset Management™, is the investment adviser to the fund (investment adviser).
REG90261-08

INVESTMENT OBJECTIVE
The fund’s goal is to seek current income consistent with stability of capital and liquidity.
Change of Investment Objective
The fund’s objective is not fundamental and therefore may be changed by the fund’s Board of Trustees (Board) without shareholder approval.
The fund operates as a money market fund and seeks to comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act), as that Rule may be interpreted and amended from time to time. The Rule’s key provisions govern the maturity, liquidity, quality and diversification of its money market fund investments. For example, with respect to maturity, Rule 2a-7 currently provides that money funds limit their investments to securities with remaining maturities of 397 days or less, and maintain dollar-weighted average maturities of 60 days or less and a dollar-weighted average life to maturity of 120 days or less, all calculated as described in the Rule or any interpretation thereunder. Taxable money funds are subject to minimum liquidity requirements that prohibit the fund from acquiring certain types of securities if, immediately after the acquisition, the fund’s investments in daily or weekly liquid assets, as defined in the Rule, would be below 10% or 30%, respectively, of the fund’s total assets. In addition, money funds may only invest in high quality securities. The fund is also subject to strict diversification requirements under Rule 2a-7.
Unlike traditional money market funds that maintain a stable $1.00 per share price, the fund will not use the amortized cost method of valuation or round the per share net asset value (NAV) to the nearest whole cent. As a result, the fund will not seek to maintain a stable share price and the fund’s NAV will fluctuate.
The following investment strategies, securities, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of the fund’s acquisition of such security or asset unless otherwise noted. Additionally, for purposes of calculating any restriction, an issuer shall be the entity deemed to be ultimately responsible for payments of interest and principal on the security pursuant to Rule 2a-7 under the 1940 Act unless otherwise noted.
INVESTMENT STRATEGIES
Under normal circumstances, the fund seeks to achieve its investment objective by investing in high-quality, U.S. dollar-denominated money market securities issued by U.S. and foreign issuers, including U.S. government securities and repurchase agreements for these securities.
INVESTMENTS, SECURITIES AND RISKS
From time to time the fund may hold certain securities not otherwise discussed in this SAI as a permissible investment for the fund. To the extent an investment becomes part of the fund’s principal or non-principal investment strategy, the fund will take the necessary steps to identify them as permissible investments. In addition, the fund may receive (i.e., not actively invest) such securities as a result of a corporate action, such as securities dividends, spin-offs or rights issues. In such cases, the fund will not actively add to its position and generally will dispose of the securities as soon as reasonably practicable.
Asset-Backed Securities are securities that are backed by the loans or accounts receivables of an entity, such as a bank or credit card company. These securities are obligations which the issuer intends to repay using the assets backing them (once collected). Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The rate of principal payments on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity.
Sometimes the credit quality of these securities is limited to the support provided by the underlying assets, but, in other cases, additional credit support also may be provided by a third party via a letter of credit or insurance guarantee. Such credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.
The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.
For purposes of the fund’s concentration policy, the fund will determine the industry classification of asset-backed securities based upon the investment adviser’s evaluation of the risks associated with an investment in the underlying assets. For example, asset-backed securities whose underlying assets share similar economic characteristics because, for example, they are funded (or supported) primarily from a single or
1

similar source or revenue stream will be classified in the same industry sector. In contrast, asset-backed securities whose underlying assets represent a diverse mix of industries, business sectors and/or revenue streams will be classified into distinct industries based on their underlying credit and liquidity structures. The fund will limit its investments in each identified industry to less than 25% of its net assets.
Borrowing may subject the fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. The fund is required to comply with the asset coverage requirements of the the 1940 Act when it engages in borrowing activities. If assets used to secure a borrowing decrease in value, the fund is required to pledge additional collateral to avoid liquidation of those assets.
Certificates of Deposit or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. The fund will invest only in certificates of deposit, including time deposits, of banks that have capital, surplus and undivided profits, in the aggregate, in excess of $100 million.
Commercial Paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.
Concentration means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry’s securities. Based on the primary characteristics of non-U.S. (foreign) banks, the fund has identified each foreign country as a separate bank industry for purposes of the fund’s concentration policy. The fund will limit its investments in securities issued by foreign banks in each country to 25% or less of its net assets. The fund reserves the freedom of action to invest up to 100% of its assets in certificates of deposit or bankers’ acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the fund has determined to be subject to the same regulation as U.S. banks).
Credit and Liquidity Supports or Enhancements may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic financial institutions. Liquidity supports include puts, demand features, and lines of credit. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. The investment adviser may rely on its evaluation of the credit of the liquidity or credit support provider in determining whether to purchase or hold a security enhanced by such a support. Changes in the credit quality of a support provider could cause losses to the fund.
Cyber Security Risk. As the fund increasingly relies on technology and information systems to operate, it becomes susceptible to operational risks linked to security breaches in those information systems. Both calculated attacks and unintentional events can cause failures in the fund’s information systems. Cyber attacks can include acquiring unauthorized access to information systems, usually through hacking or the use of malicious software, for purposes of stealing assets or confidential information, corrupting data, or disrupting fund operations. Cyber attacks can also occur without direct access to information systems, for example by making network services unavailable to intended users. Cyber security failures by, or breaches of the information systems of, the investment adviser, distributors, broker-dealers, other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), or the issuers of securities the fund invests in may also cause disruptions and impact the fund’s business operations. Breaches in information security may result in financial losses, interference with the fund’s ability to calculate net asset value (NAV), impediments to trading, inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The fund has business continuity plans in the event of, and risk management systems to help prevent, such cyber attacks, but these plans and systems have limitations including the possibility that certain risks have not been identified. Moreover, the fund does not control the cyber security plans and systems of its service providers and other third party business partners. The fund and its shareholders could be negatively impacted as a result.
Debt Securities are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically “IOUs,” but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed-, variable- or floating-rate of interest on the amount of money borrowed (the principal) until it is paid back upon maturity.
Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Conversely, when interest rates rise, the prices of debt securities generally fall. Certain debt securities have call features that allow the issuer to redeem their outstanding debts prior to final maturity. Depending on the call feature, an issuer may pre-pay its outstanding debts and issue new ones paying lower interest rates. If an issuer redeems its debt securities prior to final maturity, the fund may have to replace these securities with lower yielding securities, which could result in a lower return. This is known as prepayment risk and is more likely to occur in a falling interest rate environment. In a rising interest rate environment, prepayment on outstanding debt securities is less likely to occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.
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A change in a central bank’s monetary policy or economic conditions may lead to a change in interest rates, which could have sudden and unpredictable effects on the markets and significantly impact the value of debt securities in which the fund invests. Some debt securities, such as bonds with longer durations, are more sensitive to interest rate changes than others and may experience an immediate and considerable reduction in value if interest rates rise. Longer duration securities tend to be more volatile than shorter duration securities. As the values of debt securities in the fund’s portfolio adjust to a rise in interest rates, the fund’s share price may fall. In the event that the fund holds a large portion of its portfolio in longer duration securities when interest rates increase, the share price of the fund may fall significantly.
Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk).
Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of their issuer.
Delayed-Delivery Transactions include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, the fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the fund until the security is delivered. When the fund sells a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could suffer losses. Under Rule 18f-4 under the 1940 Act, a money market fund is only permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date. These requirements may limit the ability of the fund to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, as part of its investment strategies.
Diversification involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. The fund is a diversified mutual fund. The fund also follows the regulations set forth by the SEC in Rule 2a-7 that dictate the diversification requirements for money market mutual funds, as such regulations may be amended or interpreted from time to time. The fund may invest up to 25% of its assets in securities of a single issuer for a period of up to three business days.
Foreign Institutions involve additional risks. The fund may invest in U.S. dollar-denominated securities issued by foreign institutions or securities that are subject to credit or liquidity enhancements provided by foreign institutions. Foreign institutions may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements that are comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments could have effects on the value of securities issued or supported by foreign institutions. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government, currency blockage, the imposition of sanctions and other similar measures, or war could affect the value of these securities. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities or persons. The imposition of sanctions and other similar measures could, among other things, result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country’s securities or those of companies located in or economically tied to the sanctioned country, currency devaluation or volatility, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent the fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and adversely impact the fund’s liquidity and performance. In addition, there may be difficulties in obtaining or enforcing judgments against the foreign institutions that issue or support securities in which the fund may invest. These factors and others may increase the risks with respect to the liquidity of the fund, and its ability to meet a large number of shareholder redemption requests.
International trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries which could have a negative impact on the fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.
During the 2008-2009 global financial crisis, financial markets in Europe experienced significant volatility due, in part, to concerns about rising levels of government debt and the prevalence of increased budget deficits. As a result, many economies in the region suffered through prolonged economic downturns. Due to the economic integration of the region, another economic downturn in one European country may have a negative impact on the economies of other European countries.
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The risk of investing in Europe may be heightened due to steps taken by the United Kingdom (UK) to exit the European Union (EU). On January 31, 2020, the UK officially withdrew from the EU. On December 30, 2020, the EU and UK signed the EU-UK Trade and Cooperation Agreement (TCA) which governs certain aspects of the EU’s and the UK’s relationship, many of which are still to be determined, including those related to financial services. Notwithstanding the TCA, significant uncertainty remains in the market regarding the ramifications of the UK’s withdrawal from the EU. The impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, and companies that conduct a significant amount of business in the UK or Europe may experience lower revenue and/or profit growth, all of which may adversely affect the value of the fund’s investments. Brexit also may cause additional member states to contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.
As the fund may hold investments in issuers that are located in Europe or that depend on revenues generated from operations in Europe, any material negative developments in Europe could have a negative impact on the value and liquidity of these investments, which could harm the fund’s performance.
Illiquid Securities means any securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the amount at which the fund has valued the instruments. The liquidity of the fund’s securities is monitored under the supervision and direction of the Board and is governed by provisions of the 1940 Act, which provide that a fund may not acquire any illiquid security if, immediately after the acquisition, the fund would have invested more than 5% of the fund’s total assets in illiquid securities. Securities currently not considered liquid include, among others, repurchase agreements not maturing within seven days that are not subject to a demand feature of seven days or less and certain restricted securities. Any security may become illiquid at times of market dislocation.
Inflation/Deflation Risk. The fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from the fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the fund’s assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the fund’s assets.
Interfund Borrowing and Lending. The SEC has granted an exemption to the fund that permits the fund to borrow money from and/or lend money to other funds in the Fund Complex as defined under “Management of the Fund.” All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review of the Board.
Large Transaction Risk. Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of a fund’s shares. Redemptions by these shareholders of their holdings in a fund or large redemptions by several shareholders may impact the fund’s liquidity and NAV. These redemptions may also force a fund to sell securities when it would not otherwise do so, which could result in a loss to the fund, negative impact to the fund’s brokerage costs, acceleration of the realization of taxable income if sales of securities result in capital gains or other income (which particularly would impact shareholders who do not hold their fund shares in an IRA, 401(k) plan or other tax-advantaged investment plan), or higher portfolio turnover. Investors should consider whether the fund is an appropriate investment in light of their current financial position and goals.
Market Disruptions Risk. The fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, epidemics and pandemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the fund to lose value. These events can also impair the technology and other operational systems upon which the fund’s service providers, including Schwab Asset Management as the fund’s investment adviser, rely, and could otherwise disrupt the fund’s service providers’ ability to fulfill their obligations to the fund.
The outbreak of COVID-19, a novel coronavirus disease, has caused volatility, severe market dislocations and liquidity constraints in many markets, including those in which the fund invests. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the global economic environment. These disruptions have led to instability in the market place, including losses and overall volatility. The impact of COVID-19, including variants of the underlying virus, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.
Russia’s military invasion of Ukraine in February 2022, responses by the United States and other countries to the invasion and the potential for wider conflict have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals that, among other restrictions,
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prohibit companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These and potential similar future sanctions may limit the potential universe of securities in which the fund may invest and may require the fund to freeze or divest its existing investments in a company that becomes subject to such restrictions. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. The extent and duration of Russia’s military actions and the repercussions of such actions, including any retaliatory actions or countermeasures that may be taken by Russia or others subject to sanctions (such as cyberattacks on other governments, corporations or individuals) are unpredictable, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These events could negatively affect the fund’s performance.
U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the fund and issuers in which it invests. For example, if a bank in which the fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the fund and issuers in which it invests.
The foregoing could lead to a significant economic downturn or recession, increased market volatility, market closures, changes in interest rates, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the fund. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.
To satisfy any shareholder redemption requests during periods of extreme volatility, it is more likely the fund may be required to dispose of portfolio investments at inopportune times or prices.
Maturity of Investments generally will be determined using the portfolio securities’ final maturity dates or a shorter period as permitted by Rule 2a-7. For a government security that is a variable-rate security where the variable rate of interest is readjusted at least every 397 calendar days, the maturity is deemed to be equal to the period remaining until the next readjustment of the interest rate. A government security that is a floating-rate security is deemed to have a maturity of one day. A short-term variable-rate security is deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A long-term variable-rate security that is subject to a demand feature is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A short-term floating-rate security is deemed to have a maturity of one day. A long-term floating-rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A repurchase agreement is deemed to have a maturity equal to the period remaining until the date on the repurchase of the underlying securities is scheduled to occur, or, where the agreement is subject to a demand, the notice period applicable to the demand for repurchase of the securities. A securities lending agreement will be treated as having a maturity equal to the period remaining until the date on which the loaned securities are scheduled to be returned, or where the agreement is subject to demand, the notice period applicable to a demand for the return of the loaned securities.
Money Market Securities are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, municipalities, corporations and financial institutions (like banks). Money market securities include, but are not limited to, commercial paper, promissory notes, certificates of deposit, bankers’ acceptances, notes and time deposits.
Money market securities pay fixed-, variable- or floating-rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. A money market security may be issued with a put (agreement that allows the buyer of the security to sell it at a specified price) or without a put.
Municipal Securities are debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations if interest on securities issued by those issuers is not subject to federal or state income tax (municipal issuers).
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Municipal securities pay fixed-, variable- or floating-rates of interest, which is meant to be exempt from federal income tax, and, typically personal income tax of a state or locality. The investment adviser relies on the opinion of the issuer’s counsel, which is rendered at the time the security is issued, to determine whether the security is eligible, with respect to its validity and tax status, to be purchased by the fund. Neither the investment adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel’s opinion.
Municipal securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.
Municipal securities also may be issued to finance various private activities, including certain types of private activity bonds (industrial development bonds under prior law). These securities may be issued by or on behalf of public authorities to provide funds to construct or improve privately owned or operated facilities. The repayment of the debt is typically not an obligation of the municipal issuer but only of the operator or owner of the facility. The credit quality of private activity bonds may be related to the credit standing of the private corporation or other entity on whose behalf the bonds were issued and who is responsible for repaying the debt or to the financial institution providing a credit or liquidity enhancement.
Municipal securities generally are classified as “general obligation” or “revenue” and may be purchased directly or through participation interests. General obligation securities typically are secured by the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue securities may be payable only from the revenues derived from a particular facility or class of facilities or, in other cases, from the proceeds of a special tax or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity bonds is frequently related to the credit standing of private corporations or other entities.
Municipal securities may be owned directly or through participation interests, and include general obligation or revenue securities, tax-exempt commercial paper, notes and leases, as well as “conduit securities,” which are securities issued by a municipal issuer for the benefit of a person other than a municipal issuer who will provide for, or secure repayment of, the securities. For example, most municipal debt issued for health care and higher education institutions are issued through conduit issuers with the debt service payments secured by payments from the health care or higher education institution.
Examples of municipal securities that are issued with original maturities of 397 days or less are short-term tax anticipation and revenue anticipation notes, bond anticipation notes and municipal commercial paper. Tax anticipation and revenue anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes or other revenues on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality’s issuance of a longer-term bond in the future. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. The fund may purchase other municipal securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers. In addition, the maturity date or price of and financial assets collateralizing a municipal money market security may be structured in order to make it qualify as or act like a municipal money market security.
The fund also may invest in moral obligation securities, which are normally issued by special purpose public authorities. For example, for one type of moral obligation security, if the issuer of the security is unable to meet its obligation from current revenues, it may draw on a reserve fund. The state or municipality that created the entity has only a moral commitment, not a legal obligation, to restore the reserve fund.
The marketability, valuation or liquidity of municipal securities may be negatively affected in the event that states, localities or their authorities default on their debt obligations or other market events arise, which in turn may negatively affect fund performance, sometimes substantially. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal issuers of a particular state, territory, commonwealth, or possession could affect the market value or marketability of any one or all such states, territories, commonwealths, or possessions.
The value of municipal securities may also be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon. Preventative or protective actions that governments have taken, and may continue to take, as a result of the COVID-19 pandemic has resulted in, and may continue to result in, periods of business disruption and reduced or disrupted operations, which could have long-term negative economic effects on state and local economies and budgets and could affect the value of municipal securities held by the fund. The full effects of the COVID-19 pandemic and related responses on state and local economies are not yet known and will emerge over time.
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Promissory Notes are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.
Puts, sometimes called demand features or guarantees, are agreements that allow the buyer of the put to sell a security at a specified price and time to the seller or “put provider.” When the fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. Standby commitments are types of puts.
Quality of Money Market Investments. The fund follows regulations set forth by the SEC that dictate the quality requirements for investments made by money market mutual funds, as such regulations may be amended or interpreted from time to time. Under the regulations, money market funds are required to limit their investments to “eligible securities,” which are defined to mean either (i) a security with a remaining maturity of 397 calendar days or less that a fund’s board (or its delegate) determines presents minimal credit risks to the fund; (ii) a security that is issued by a registered investment company that is a money market fund; or (iii) a security that is a government security. For securities that are not money market fund securities or government securities, the regulations require a money market fund’s board, or an appropriate delegate, to consider a series of factors that money market funds have traditionally used to evaluate the creditworthiness of a portfolio security, including the issuer’s or guarantor’s: (i) financial condition; (ii) sources of liquidity; (iii) ability to react to market-wide and issuer- or guarantor-specific events, including the ability to repay debt in a highly adverse situation; and (iv) position within its industry, as well as industry strength within the economy and relative economic trends.
Should a portfolio security held by the fund cease to be an eligible security (e.g., no longer presents minimal credit risks), Charles Schwab Investment Management, Inc., dba Schwab Asset Management shall cause the fund to dispose of such security as soon as practicable, consistent with achieving an orderly disposition of the security, by sale, exercise of any demand feature or otherwise, absent a funding by the fund’s Board that disposal of the portfolio security would not be in the best interests of the fund.
Repurchase Agreements involve the fund buying securities from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. When the fund enters into a repurchase agreement, the fund is exposed to the risk that the other party (i.e., the counterparty) will not fulfill its contractual obligation. In a repurchase agreement, there exists the risk that, when the fund buys a security from a counterparty that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counterparty will not repurchase the security. Repurchase agreements entered into by the fund (other than those where the U.S. government, one of its agencies or one of its instrumentalities is a counterparty, which may include the Federal Reserve Bank of New York) will provide that the underlying collateral, which may be in the form of cash, U.S. government securities, fixed-income securities, equity securities or other types of securities, including securities that are rated below investment grade, shall at all times have a value at least equal to 100% of the resale price stated in the agreement. Repurchase agreements where the U.S. government, one of its agencies or one of its instrumentalities is a counterparty will provide that the underlying collateral shall have a value at least equal to 100% of the sale price stated in the agreement. Repurchase agreements with the Federal Reserve Bank of New York are deemed to be investments in U.S. government securities. Repurchase agreements collateralized entirely by cash or U.S. government securities may be deemed to be collateralized fully pursuant to Rule 2a-7 and may be deemed to be investments in the underlying securities.
The fund can accept collateral beyond the criteria of Rule 2a-7, such as debt securities, equity securities and high-yield securities that are rated below investment grade (Alternative Collateral), which exposes the fund to two categories of risks:
(1)
Diversification and Concentration Risk. Repurchase agreements secured by Alternative Collateral are not deemed to be “collateralized fully” under Rule 2a-7, and the repurchase agreement is therefore considered a separate security issued by the counterparty to the fund. Accordingly, in addition to the risks of a default or bankruptcy of the counterparty, the fund must include repurchase agreements that are not “collateralized fully” in its calculations of securities issued by the counterparty held by the fund for purposes of various diversification and concentration requirements applicable to the fund. In particular, to the extent a counterparty is a “securities related business” for purposes of Section 12(d)(3) of the 1940 Act and Rule 12d3-1 thereunder, the fund would not be permitted to hold more than 5% of its total assets in securities issued by the counterparty, including repurchase agreements that are not “collateralized fully” under Rule 2a-7. While this limitation (as well as other applicable limitations arising under concentration and diversification requirements) limits the fund’s exposure to each such counterparty, the fund will be required to monitor its holdings of such securities and ensure that it complies with the applicable limitations; and
(2)
Liquidity Risk. Alternative collateral may not qualify as permitted or appropriate investments for the fund under the fund’s investment strategies and limitations. Accordingly, if a counterparty to a repurchase agreement defaults and the fund takes possession of such collateral, the fund may need to promptly dispose of such collateral (or other securities held by the fund, if the fund exceeds a limitation on a permitted investment by virtue of taking possession of the collateral). In cases of market turmoil (which may be associated with a default or bankruptcy of a counterparty), the fund may have more difficulty than anticipated in selling such securities and/or in avoiding a loss on the sale of such securities. This risk may be more heightened in the case of a counterparty’s insolvency or bankruptcy, which may restrict the fund’s ability to dispose of Alternative Collateral received from the counterparty. The investment adviser follows various procedures to monitor the liquidity and quality of any collateral received under a repurchase agreement (as well as the credit quality of each counterparty) designed to minimize these risks, but there can be no assurance that the procedures will be successful in doing so.
Reduced participation in the repurchase agreement market by counterparties, particularly the Federal Reserve Bank of New York, due to regulatory or market conditions may affect the fund’s investment strategies, operations and/or performance.
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Restricted Securities are securities that are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to a portfolio. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the 1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security. Certain restricted securities such as tender option bonds, commercial paper and other promissory notes may be issued under Section 4(a)(2) of the 1933 Act and may be sold only to qualified institutional buyers, such as the fund, under 1933 Act Rule 144A. Securities purchased through a private placement offering are also restricted securities. These securities may be considered to be liquid if they meet the criteria for liquidity established by the Board. To the extent the fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund’s portfolio may be increased if such securities become illiquid or if buyers in that market become unwilling to purchase the securities.
Reverse Repurchase Agreements. In a reverse repurchase agreement, the fund would sell a security in exchange for cash and enter into an agreement to repurchase the security at a specified future date and price. The fund generally retains the right to interest and principal payments on the security. If the fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. Because the fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. Under current regulatory requirements, the fund will set aside permissible liquid assets earmarked or in a segregated account to secure its obligations to repurchase the security.
Securities of Other Investment Companies. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders’ money and investing it in securities such as stocks, bonds and money market instruments. Investment companies include: (1) open-end funds (commonly called mutual funds) that issue and redeem their shares on a continuous basis; (2) closed-end funds that offer a fixed number of shares, and are usually listed on an exchange; (3) unit investment trusts that generally offer a fixed number of redeemable shares; and (4) money market funds that typically seek current income by investing in money market securities (see the section titled “Money Market Securities” for more information). Certain open-end funds, closed-end funds and unit investment trusts are traded on exchanges.
Investment companies may make investments and use techniques designed to enhance their performance. These may include delayed-delivery and when-issued securities transactions; swap agreements; buying and selling futures contracts, illiquid, and/or restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Also, investment companies charge fees and incur expenses.
Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. Except as described below, the 1940 Act currently requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the fund’s total assets will be invested in the securities of any one acquired investment company (acquired fund), (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of acquired funds as a group and (iii) not more than 3% of the outstanding voting stock of any one acquired fund will be owned by the fund.
The fund is prohibited from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act.
The limitations described above do not apply to investments in money market funds subject to certain conditions. The fund may invest in affiliated and unaffiliated money market funds without limit under Rule 12d1-1 under the 1940 Act subject to the fund’s investment policies and restrictions and the conditions of the Rule.
Rule 12d1-4 allows the fund to acquire shares of an acquired fund in excess of the limitations currently imposed by the 1940 Act. Fund of funds arrangements relying on Rule 12d1-4 will be subject to several conditions, certain of which are specific to the fund’s position in the arrangement (i.e., as an acquiring or acquired fund). Notable conditions include those relating to: (i) control and voting that prohibit an acquiring fund, its investment adviser (or a sub-adviser) and their respective affiliates from beneficially owning more than 25% of the outstanding voting securities of an unaffiliated acquired fund; (ii) certain required findings relating to complexity, fees and undue influence (among other things); (iii) fund of funds investment agreements; and (iv) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10% of the acquired fund’s assets, except in certain circumstances. To the extent the fund is an acquired fund, the limitations placed on acquired funds under Rule 12d1-4 may impact the investments made by the fund.
Stripped Securities are securities whose income and principal components are detached and sold separately. While the risks associated with stripped securities are similar to other money market securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by the Federal Reserve Bank are obligations of the U.S. Treasury. Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping; the custodian issues
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separate receipts for the coupon payments and the principal payment, which the dealer then sells. There are two types of stripped securities: coupon strips, which refer to the zero coupon bonds that are backed by the coupon payments; and principal strips, which are backed by the final repayments of principal. Unlike coupon strips, principal strips do not accrue a coupon payment. They are sold at a discounted price and accrete up to par.
The fund may invest in U.S. Treasury bonds that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest on zero coupon bonds is accrued and paid at maturity rather than during the term of the security. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because interest income is accrued throughout the term of the zero coupon obligation, but it is not actually received until maturity, the fund may have to sell other securities to pay dividends from accrued interest income prior to the maturity of the zero coupon obligation.
Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity of such securities. The discount reflects the current value of the deferred interest and is amortized as interest income over the life of the securities; it is taxable even though there is no cash return until maturity.
Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of the Separate Trading of Registered Interest and Principal of Securities (STRIPS) program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.
While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, i.e., the risk of subsequently investing the periodic interest payments at a lower rate than that of the security currently held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.
U.S. Government Securities are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. Some U.S. government securities, such as those issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), the Student Loan Marketing Association (Sallie Mae) and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Securities issued by other issuers are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation. There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. U.S. government securities, including U.S. Treasury securities, are among the safest securities; however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.
In September 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement (SPA) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury agreed to purchase up to 1,000,000 shares of senior preferred stock with an aggregate initial liquidation preference of $1 billion and obtained warrants and options for the purchase of common stock of each of Fannie Mae and Freddie Mac. Under the SPAs as currently amended, the U.S. Treasury has pledged to provide financial support to a government-sponsored enterprise (GSE) in any quarter in which the GSE has a net worth deficit as defined in the respective SPA. Under the current arrangement, the GSEs have a maximum amount of funding available to them which will be reduced by any future draws. There is a risk that if a GSE experiences a loss in any fiscal quarter that results in the GSE having a negative net worth that is greater than the amount available under the U.S. Treasury’s funding commitment that the FHFA could place the GSE in receivership. In addition, each GSE may only retain a certain amount of its profits at the end of each fiscal quarter and the U.S. Treasury’s liquidation preference will increase in an amount equal to any increase in a GSE’s net worth up to a certain amount. The SPAs contain various covenants that severely limit each enterprise’s operations.
Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPAs are intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of the FHFA determines that the FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the SPAs. It also is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities which could cause the fund’s investments to lose value.
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Although the risk of default with the U.S. government securities is considered unlikely, any default on the part of a portfolio investment could cause the fund’s share price or yield to fall. The risk of default on U.S. government securities may be heightened when there is uncertainty relating to negotiations in the U.S. Congress over increasing the statutory debt ceiling. If the U.S. Congress is unable to negotiate an increase to the statutory debt ceiling, the U.S. government may default on certain U.S. government securities including those held by the fund, which could have an adverse impact on the fund. In August 2011, the long-term credit rating of the U.S. government was downgraded by a major rating agency as a result of concern about the U.S. government’s budget deficit and rising debt burden. Similar downgrades in the future could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. Although remote, it is at least theoretically possible that under certain scenarios the U.S. government could default on its debt, including U.S. Treasury securities.
U.S. Treasury Securities are obligations of the U.S. Treasury and include bills, notes and bonds. U.S. Treasury securities are backed by the full faith and credit of the United States government.
Variable- and Floating-Rate Debt Securities pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security’s value.
Some variable-rate securities may be combined with a put or demand feature (variable-rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional and may be subject to termination if the issuer’s credit rating falls below investment grade or if the issuer fails to make payments on other debt. While most variable-rate demand securities allow the fund to exercise its demand rights at any time, some such securities may only allow the fund to exercise its demand rights at certain times, which reduces the liquidity usually associated with this type of security. There may also be a period of time between when the fund exercises its demand rights and when the demand feature provider is obligated to pay. The fund could suffer losses in the event that the demand feature provider, usually a bank, fails to meet its obligation to pay the demand.
Certain variable- and floating-rate debt securities are subject to rates that are tied to an interest rate, such as the London Interbank Offered Rate (LIBOR). On March 5, 2021, the UK Financial Conduct Authority (FCA) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of the fund’s investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the fund’s investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a fund and its investments. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.
Synthetic variable- or floating-rate securities include tender option bond receipts. Tender option bond receipts are derived from fixed-rate municipal bonds that are placed in a trust that also contains a liquidity facility. The trust issues two classes of receipts, one of which is a synthetic variable-rate demand obligation and one of which is an inverse-rate long-term obligation; each obligation represents a proportionate interest in the underlying bonds. The remarketing agent for the trust sets a floating- or variable-rate on typically a weekly basis. The synthetic variable-rate demand obligations, or floater receipts, grant the investors (floater holders) the right to require the liquidity provider to purchase the receipts at par, on a periodic (e.g., daily, weekly or monthly) basis. The trust receives the interest income paid by the issuer of the underlying bonds and, after paying fees to the trustee, remarketing agent and liquidity provider, the remaining income is paid to the floater holders based on the prevailing market rate set by the remarketing agent and the remaining (or inverse) amount is paid to the long-term investor. The trust is collapsed prior to the maturity of the bonds and the receipt holders may participate in any gain realized from the sale of the bonds at that time. In the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond, the liquidity facility provider may not be obligated to accept tendered floater receipts. In this event, the underlying bonds in the trust are priced for sale in the market and the proceeds are used to repay the floater and inverse receipt holders. If the receipt holders cannot be repaid in full from the sale of the underlying bonds then the bonds will be distributed to the receipt holders on a pro-rata basis, in which case the holders would anticipate a loss. Tender option bonds may be considered derivatives and are subject to the risk thereof.
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The fund may invest in tender option bonds the interest on which will, in the opinion of bond counsel or counsel for the issuer of interests therein, be exempt from regular federal income tax. Tender option bond trust receipts generally are structured as private placements and, accordingly, may be deemed to be restricted securities for purposes of the fund’s investment limitations.
The fund may purchase certain variable-rate demand securities issued by closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. The fund may invest in securities issued by single state or national closed-end municipal bond funds. It is anticipated that the interest on the variable-rate demand securities will be exempt from federal income tax and, with respect to any such securities issued by single state municipal bond funds, exempt from the applicable state’s income tax. The variable-rate demand securities will pay a variable dividend rate, determined weekly, typically through a remarketing process, and include a demand feature that provides the fund with a contractual right to tender the securities to a liquidity provider on at least seven (7) days notice. The fund will have the right to seek to enforce the liquidity provider’s contractual obligation to purchase the securities, but the fund could lose money if the liquidity provider fails to honor its obligation. The fund has no right to put the securities back to the closed-end municipal bond funds or demand payment or redemption directly from the closed-end municipal bond funds. Further, the variable-rate demand securities are not freely transferable and, therefore, the fund may only transfer the securities to another investor in compliance with certain exemptions under the 1933 Act, including Rule 144A.
The fund’s purchase of variable-rate demand securities issued by closed-end municipal bond funds will be subject to the restrictions set forth in the 1940 Act regarding investments in other investment companies.
INVESTMENT LIMITATIONS
The following investment limitations may be changed only by vote of a majority of the fund’s outstanding shares.
The fund may not:
(1)
Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(2)
Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(3)
Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(4)
Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(5)
Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(6)
Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(7)
Borrow money, except to the extent permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.
Diversification. Under the 1940 Act, a diversified fund, with respect to 75% of its total assets, may not purchase securities (other than U.S. government securities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer or it would own more than 10% of such issuer’s outstanding voting securities. Money market funds that satisfy the applicable diversification requirements of Rule 2a-7 of the 1940 Act are deemed to satisfy the diversification requirements set forth above.
Borrowing. The 1940 Act presently restricts the fund from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 ⅓% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).
Lending. Under the 1940 Act, the fund may only make loans if expressly permitted by its investment policies.
Concentration. The SEC presently defines concentration as investing more than 25% of the fund’s net assets in an industry or group of industries, with certain exceptions. Municipal securities are not deemed to be issued by an issuer from a single industry or group of industries.
Underwriting. Under the 1940 Act, underwriting securities involves the fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.
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Senior Securities. Senior securities may include any obligation or instrument issued by the fund evidencing indebtedness. The 1940 Act generally prohibits the fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are entered into in accordance with the conditions to applicable SEC requirements.
Real Estate. The 1940 Act does not directly restrict the fund’s ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The fund has adopted a fundamental policy that would permit direct investment in real estate. However, the fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the fund’s Board.
The following are non-fundamental investment policies and restrictions and may be changed by the Board.
The fund may not:
(1)
Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.
(2)
Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.
(3)
Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(4)
Lend any security or make any other loan if, as a result, more than 33⅓% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).
(5)
Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33⅓% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).
(6)
Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).
(7)
Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin
Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund’s acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing, any subsequent change in net assets or other circumstances does not require the fund to sell an investment if it could not then make the same investment.
MANAGEMENT OF THE FUND
The fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of the fund. The trustees met five times during the most recent fiscal year.
Certain trustees are “interested persons.” A trustee is considered an interested person (Interested Trustee) of the Trust under the 1940 Act if he or she is an officer, director, or an employee of Schwab Asset Management or Charles Schwab & Co., Inc. (Schwab or the fund’s distributor). A trustee also may be considered an interested person of the Trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation (CSC), a publicly traded company and the parent company of Schwab Asset Management and Schwab.
As used herein, the terms “Fund Complex” and “Family of Investment Companies” each refer collectively to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust and Laudus Trust which, as of April 28, 2023, included 105 funds. As used herein, the term “Schwab Funds” refers collectively to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; and the term “Schwab ETFs” refers to Schwab Strategic Trust.
Each of the officers and/or trustees serves in the same capacity, unless otherwise noted, for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The tables below provide information about the trustees and officers for the Trust, which includes the fund in this SAI. The address of each individual listed below is 211 Main Street, San Francisco, CA 94105.
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Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES
Michael J. Beer(2) 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired. Director, President and Chief Executive Officer (Dec. 2016-Sept. 2019), Principal Funds (investment management).	105	Director (2016-2019), Principal Funds, Inc.
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	105	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	105	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	105	Director (2004‑present), Corcept Therapeutics Incorporated Director (2009‑2021), Adamas Pharmaceuticals, Inc. Director (2003‑2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018-present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009-2017), CareGroup Healthcare System, Inc. (healthcare).	105	None
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008-present), Patmore Management Consulting (management consulting).	105	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 - 2018), BNY Mellon (financial services).	105	None
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Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships During the Past Five Years
INTERESTED TRUSTEES
Walter W. Bettinger II(3) 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Co-Chairman of the Board (July 2022-present), Director and Chief Executive Officer (Oct. 2008-present) and President (Feb. 2007-Oct. 2021), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008-Oct. 2021) and Director (May 2008-Oct. 2021), Charles Schwab & Co., Inc.; Director (Apr. 2006-present), Charles Schwab Bank, SSB; Director (Nov. 2017-present), Charles Schwab Premier Bank, SSB; Director (July 2019-present), Charles Schwab Trust Bank; Director (May 2008-present), Chief Executive Officer (Aug. 2017-present) and President (Aug. 2017-Nov. 2021), Schwab Holdings, Inc.; Director (Oct. 2020-present), TD Ameritrade Holding Corporation; Director (July 2016-Oct. 2021), Charles Schwab Investment Management, Inc.	105	Director (2008‑present), The Charles Schwab Corporation
Richard A. Wurster(2)(3) 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	President (Oct. 2021-present) and Executive Vice President – Schwab Asset Management Solutions (Apr. 2019-Oct. 2021), The Charles Schwab Corporation; President, Director (Oct. 2021-present), Executive Vice President – Schwab Asset Management Solutions (July 2019-Oct. 2021) and Senior Vice President – Advisory (May 2016-July 2019), Charles Schwab & Co., Inc.; President (Nov. 2021-present), Schwab Holdings, Inc.; Director (Oct. 2021-present) and Chief Executive Officer (Nov. 2019-Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Mar. 2018-Oct. 2022), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (July 2016-Apr. 2018) and President (Mar. 2017-Apr. 2018), ThomasPartners, Inc.; Chief Executive Officer (July 2016-Apr. 2018), Windhaven Investment Management, Inc.	105	None
Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(4) )	Principal Occupations During the Past Five Years
OFFICERS
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019-present), President (Oct. 2018-present), Chief Operating Officer (Jan. 2021-present) and Chief Executive Officer (Apr. 2019-Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020-Mar. 2022) and Chief Operating Officer (Jan. 2021-Mar. 2022), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Apr. 2019-present), President (Nov. 2018-present) and Trustee (Apr. 2019-Dec. 2020), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (May 2022-present), Senior Vice President (Apr. 2019-May 2022) and Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014-Mar. 2019), Charles Schwab & Co., Inc.
Mark Fischer
1970
Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Chief Operating Officer (Dec. 2020-present) and Treasurer and Chief Financial Officer (Jan. 2016-Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Chief Financial Officer (Mar. 2020-present) and Vice President (Oct. 2013-present), Charles Schwab Investment Management, Inc.
Dana Smith
1965
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2023)	Treasurer and Chief Financial Officer (Jan. 2023-present) and Assistant Treasurer (Dec. 2015-Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Vice President (Mar. 2022-present) and Director (Oct. 2015-Mar. 2022), Charles Schwab Investment Management, Inc.
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Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(4) )	Principal Occupations During the Past Five Years
Omar Aguilar
1970
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Chief Executive Officer (Jan. 2022-present), Chief Investment Officer (Apr. 2011-present) and Senior Vice President (Apr. 2011-Dec. 2021), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Oct. 2022 – present), Charles Schwab Investment Advisory, Inc.; Vice President and Chief Investment Officer (June 2011-present), Schwab Funds, Laudus Trust and Schwab ETFs.
Brett Wander
1961
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011-present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011-present), Schwab Funds, Laudus Trust and Schwab ETFs.
William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Senior Vice President and Chief Investment Officer (Jan. 2020-present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021-present), Schwab Funds, Laudus Trust and Schwab ETFs; Senior Vice President and Chief Investment Officer - ThomasPartners Strategies (Apr. 2018-Dec. 2019), Charles Schwab Investment Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001-Apr. 2018), ThomasPartners, Inc.
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Chief Legal Officer (Mar. 2022-present) and Vice President (Sept. 2005-present), Charles Schwab Investment Management, Inc.; Managing Director (May 2022-present) and Vice President (July 2005-May 2022), Charles Schwab & Co., Inc.; Vice President (Dec. 2005-present) and Chief Legal Officer and Clerk (Mar. 2007-present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021-present), Vice President (Nov. 2005-Oct. 2021) and Assistant Secretary (June 2007-Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021-present), Vice President and Assistant Secretary (Oct. 2009-Oct. 2021), Schwab ETFs.

(1)
Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.

?
(2)
Mr. Beer and Mr. Wurster joined the Board effective October 1, 2022.

?
(3)
Mr. Bettinger and Mr. Wurster are Interested Trustees. Mr. Bettinger and Mr. Wurster are Interested Trustees because each owns stock of CSC, the parent company of Schwab Asset Management, the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc., the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.

(4)
The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Board Leadership Structure
The Chairman of the Board, Walter W. Bettinger II, is Chief Executive Officer and a member of the Board of Directors of CSC and an interested person of the Trust as that term is defined in the 1940 Act. The Board is comprised of a super-majority (75 percent) of trustees who are not interested persons of the Trust (i.e., independent trustees). The Trust does not have a single lead independent trustee. There are three primary committees of the Board: the Audit, Compliance and Valuation Committee; the Governance Committee; and the Investment Oversight Committee. Each of the Committees is chaired by an independent trustee, and each Committee is currently comprised solely of independent trustees. The Committee chairs preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the independent trustees and management on matters within the scope of the responsibilities of each Committee as set forth in its Board-approved charter. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the independent trustees of the Trust constitute a super-majority of the Board, the fact that Committee chairs are independent trustees, the number of funds (and classes) overseen by the Board, and the total number of trustees on the Board.
Board Oversight of Risk Management
Like most investment companies, fund management and its other service providers have responsibility for day-to-day risk management for the fund. The Board’s duties, as part of its risk oversight of the Trust, consist of monitoring risks identified during regular and special reports to the Committees of the Board, as well as regular and special reports to the full Board. In addition to monitoring such risks, the Committees and the Board oversee efforts of fund management and service providers to manage risks to which the funds of the Trust may be exposed. For example, the Investment Oversight Committee meets with portfolio managers and receives regular reports regarding investment risk and credit risk of the fund’s portfolio. The Audit, Compliance and Valuation Committee meets with the fund’s Chief Compliance Officer and Chief Financial Officer and receives regular reports regarding compliance risks, operational risks and risks related to the valuation and liquidity of portfolio securities. From its review of these reports and discussions with management, each Committee receives information about the material risks of the funds of the Trust and about how management and service providers mitigate those risks, enabling the independent Committee chairs and other independent members of the Committees to discuss these risks with the full Board.
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The Board recognizes that not all risks that may affect the fund can be identified nor can processes and controls be developed to eliminate or mitigate the occurrence or effects of certain risks; some risks are simply beyond the reasonable control of the fund, its management, and service providers. Although the risk oversight functions of the Board, and the risk management policies of fund management and fund service providers, are designed to be effective, there is no guarantee that they will eliminate or mitigate all risks. In addition, it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s investment objective. As a result of the foregoing and other factors, the fund’s ability to manage risk is subject to significant limitations.
Individual Trustee Qualifications
The Board has concluded that each of the trustees should initially and continue to serve on the Board because of (i) his or her ability to review and understand information about the Trust provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the Trust, and to exercise their business judgment in a manner that serves the best interests of the Trust’s shareholders and (ii) the trustee’s experience, qualifications, attributes or skills as described below.
The Board has concluded that Mr. Beer should serve as trustee of the Trust because of the experience he gained serving as director, president and chief executive officer of Principal Funds and his knowledge and experience in the investment management industry.
The Board has concluded that Mr. Bettinger should serve as trustee of the Trust because of the experience he gained as president and chief executive officer of The Charles Schwab Corporation, his knowledge of and experience in the financial services industry, and the experience he has gained serving as trustee of the Schwab Funds since 2008, the Schwab ETFs since 2009, and the Laudus Trust since 2010.
The Board has concluded that Mr. Burns should serve as trustee of the Trust because of the experience he gained as managing director of Pacific Investment Management Company, LLC (PIMCO) and president of PIMCO Funds as well as the experience he has gained serving as trustee of the Schwab ETFs since 2009, and the Schwab Funds and Laudus Trust since 2016.
The Board has concluded that Ms. Heller should serve as trustee of the Trust because of the experience she gained as president of TIAA Charitable and as senior managing director at TIAA, the experience she has gained serving on other non-public company boards, her knowledge of and experience in the financial services industry, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2018.
The Board has concluded that Mr. Mahoney should serve as trustee of the Trust because of the experience he gained serving as trustee of the Schwab Funds and Laudus Trust since 2011 and Schwab ETFs since 2016, as co-chief executive officer of McKesson Corporation, and his service on other public company boards.
The Board has concluded that Ms. Moncreiff should serve as trustee of the Trust because of the experience she gained as chief investment officer of CareGroup Healthcare System, the experience she has gained serving on other non-public company boards, her knowledge of and experience in the financial services industry, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2019.
The Board has concluded that Ms. Patmore should serve as trustee of the Trust because of the experience she gained serving as chief financial officer and executive vice president of First Data Corporation, her knowledge of and experience in management consulting, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2016.
The Board has concluded that Mr. Penn should serve as trustee of the Trust because of the experience he gained as head of equity sales and trading of BNY Mellon and his knowledge of and experience in the financial services industry, as well as the experience he has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2021.
The Board has concluded that Mr. Wurster should serve as trustee of the Trust because of the experience he gained leading investment advisory firms and organizations, including Schwab Asset Management, and his knowledge of and experience in the investment management industry.
Trustee Committees
The Board has established certain committees and adopted Committee charters with respect to those committees, each as described below:
●
The Audit, Compliance and Valuation Committee reviews the integrity of the Trust’s financial reporting processes and compliance policies, procedures and processes, and the Trust’s overall system of internal controls. The Audit, Compliance and Valuation Committee also reviews and evaluates the qualifications, independence and performance of the Trust’s independent auditors, and the implementation and operation of the Trust’s valuation policy and procedures. This Committee is comprised of at least three independent trustees and currently has the following members: Kimberly S. Patmore (Chair), Michael J. Beer and J. Derek Penn. The Committee met four times during the most recent fiscal year.
●
The Governance Committee reviews and makes recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of Committees of the Board, and the training of trustees.
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The Governance Committee is responsible for selecting and nominating candidates to serve as trustees. The Governance Committee does not have a written policy with respect to consideration of candidates for trustee submitted by shareholders. However, if the Governance Committee determined that it would be in the best interests of the Trust to fill a vacancy on the Board, and a shareholder submitted a candidate for consideration by the Board to fill the vacancy, the Governance Committee would evaluate that candidate in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Trust at the Trust’s principal business address. This Committee is comprised of at least three independent trustees and currently has the following members: David L. Mahoney (Chair), Robert W. Burns and Kimberly S. Patmore. The Committee met four times during the most recent fiscal year.
●
The Investment Oversight Committee reviews the investment activities of the Trust and the performance of the fund’s investment adviser. This Committee is comprised of at least three trustees (at least two-thirds of whom shall be independent trustees) and currently has the following members: Jane P. Moncreiff (Chair), Robert W. Burns, Nancy F. Heller and David L. Mahoney. The Committee met four times during the most recent fiscal year.
Trustee Compensation
The following table provides trustee compensation for the fiscal year ended December 31, 2022, earned with respect to the fund and the Fund Complex.
Name of Trustee	Aggregate Compensation from the Fund in this SAI	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Fund and Fund Complex Paid to Trustees
INTERESTED TRUSTEES
Walter W. Bettinger II	None	N/A	None
Richard A. Wurster(1)	None	N/A	None
INDEPENDENT TRUSTEES
Michael J. Beer(1)	$1,200	N/A	$82,500
Robert W. Burns	$4,150	N/A	$330,000
Nancy F. Heller	$4,150	N/A	$330,000
David L. Mahoney	$4,401	N/A	$350,000
Jane P. Moncreiff	$4,401	N/A	$350,000
Kiran M. Patel(2)	$4,401	N/A	$350,000
Kimberly S. Patmore	$4,150	N/A	$330,000
J. Derek Penn	$4,150	N/A	$330,000

(1)
Mr. Beer and Mr. Wurster joined the Board effective October 1, 2022.

?
(2)
Mr. Patel retired from the Board effective December 31, 2022.

Securities Beneficially Owned by Each Trustee
The following table provides each trustee’s equity ownership of the fund and ownership of all registered investment companies overseen by each trustee in the Family of Investment Companies as of December 31, 2022.
Name of Trustee	Dollar Range of Trustee Ownership of the Fund		Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
INTERESTED TRUSTEES
Walter W. Bettinger II	Schwab Variable Share Price Money Fund	None	Over $100,000
Richard A. Wurster(1)	Schwab Variable Share Price Money Fund	None	Over $100,000
INDEPENDENT TRUSTEES
Michael J. Beer(1)	Schwab Variable Share Price Money Fund	None	Over $100,000
Robert W. Burns	Schwab Variable Share Price Money Fund	None	Over $100,000
Nancy F. Heller	Schwab Variable Share Price Money Fund	None	Over $100,000
David L. Mahoney	Schwab Variable Share Price Money Fund	None	Over $100,000
Jane P. Moncreiff	Schwab Variable Share Price Money Fund	None	Over $100,000
Kimberly S. Patmore	Schwab Variable Share Price Money Fund	None	Over $100,000
J. Derek Penn	Schwab Variable Share Price Money Fund	None	None

(1)
Mr. Beer and Mr. Wurster joined the Board effective October 1, 2022.

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As of December 31, 2022, none of the independent trustees or their immediate family members owned beneficially or of record any securities of Schwab Asset Management or Schwab, or any sub-advisers or the distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Schwab Asset Management or Schwab or any sub-advisers or the distributor of the funds.
Deferred Compensation Plan
Independent trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the Trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds selected by the trustee. Currently, none of the independent trustees has elected to participate in this plan.
Code of Ethics
The fund, the investment adviser and Schwab have adopted a Code of Ethics as required under the 1940 Act. Subject to certain conditions or restrictions, the Code of Ethics permits the trustees, directors, officers or advisory representatives of the fund or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the fund. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser’s Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of March 31, 2023, the officers and trustees of the Trust, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of the fund.
As of March 31, 2023, the following persons or entities owned, of record or beneficially, 5% or more of the outstanding voting securities of the fund (a shareholder’s or an entity’s address will be listed once at the first mention and not repeated for future entries):
Fund	Name and Address	Percentage of Ownership
Schwab Variable Share Price Money Fund Ultra Shares	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105‑1905	89.28%
	TD Ameritrade Inc. For The Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103‑2226	10.72%
Persons who beneficially own more than 25% of the fund may be deemed to control the fund. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of CSC, 211 Main Street, San Francisco, CA 94105, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the Trust. Schwab is an affiliate of Schwab Asset Management and is the Trust’s distributor. Charles R. Schwab is the founder, Chairman and Director of CSC. As a result of his ownership of and interests in CSC, Mr. Schwab may be deemed to be a controlling person of Schwab Asset Management and Schwab.
Advisory Agreement
The continuation of the fund’s Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (independent trustees), cast in person, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, at a meeting called for the purpose of voting on such approval.
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Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement between the Trust and Schwab Asset Management with respect to existing funds in the Trust. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by Schwab Asset Management, as well as extensive data provided by third parties, and the independent trustees receive advice from counsel to the independent trustees.
Effective September 24, 2020, for its advisory and administrative services to the fund, the investment adviser is entitled to receive an annual fee payable monthly equal to 0.19% of the fund’s average daily net assets. Prior to September 24, 2020, for its advisory and administrative services to the fund, Schwab Asset Management was entitled to receive a graduated annual fee payable monthly based on the fund’s average daily net assets as described below.
Average Daily Net Assets	Fee
First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
More than $40 billion	0.25%
The following table shows the net advisory fees paid by the fund and gross fees reduced by the fund for the past three fiscal years. The figures in the “net fees paid” row represent the actual amounts paid to Schwab Asset Management, which include the effect of any reductions due to the application of the fund’s contractual expense limitation agreement. The figures in the “gross fees reduced by” row represent the amount, if any, the advisory fees payable to Schwab Asset Management were reduced due to the application of the fund’s contractual expense limitation agreement.
Fund		2022	2021	2020
Schwab Variable Share Price Money Fund	Net fees paid:	$5,592,231	$5,021,738	$7,851,102
	Gross fees reduced by:	$487,832	$490,218	$5,390,986
Schwab Asset Management and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the below share class of the fund as follows for so long as Schwab Asset Management serves as the adviser to the fund (a contractual expense limitation agreement). Schwab Asset Management and/or its affiliates also may, if applicable, voluntarily waive and/or reimburse expenses in excess of their current fee waiver and reimbursement commitment to the extent necessary to maintain a non-negative net yield for the fund (the voluntary yield waiver). The voluntary yield waiver cannot be recaptured by Schwab Asset Management and/or its affiliates.
Fund	Expense Cap
Schwab Variable Share Price Money Fund – Ultra Shares	0.19%
The fund’s contractual expense limitation agreement may only be amended or terminated with the approval of the fund’s Board. The contractual expense limitation agreement is applied prior to and without regard to the voluntary yield waiver and may not be recaptured by Schwab Asset Management and/or its affiliates. A contractual expense limitation agreement, where applicable, is not intended to cover all fund expenses, and the fund’s expenses may exceed the amount of the expense limitation set forth in a contractual expense limitation agreement. For example, the contractual expense limitation agreement does not cover investment-related expenses, such as brokerage commissions, interest, taxes and the fees and expenses of pooled investment vehicles, such as other investment companies, nor does it cover extraordinary or non-routine expenses, if any, such as shareholder meeting costs.
Distributor
Pursuant to a Second Amended and Restated Distribution Agreement between Schwab and the Trust, Schwab, located at 211 Main Street, San Francisco, CA 94105, is the principal underwriter for shares of the fund and is the Trust’s agent for the purpose of the continuous offering of the fund’s shares. The fund pays for prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement; however, as described below in “Payments to Financial Intermediaries,” Schwab Asset Management compensates Schwab, in its capacity as a financial intermediary and not in its capacity as distributor and principal underwriter for the fund, for providing certain additional services that may be deemed to be distribution-related.
Payments to Financial Intermediaries
Schwab Asset Management and its affiliates make payments to certain broker-dealers, banks, trust companies, insurance companies, retirement plan service providers, consultants and other financial intermediaries (Intermediaries) for services and expenses incurred in connection with certain activities or services which may educate financial advisors or facilitate, directly or indirectly, investment in the fund and other investment companies advised by Schwab Asset Management, including the Schwab ETFs. These payments are made by Schwab Asset
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Management or its affiliates at their own expense, and not from the assets of the fund. Although a portion of Schwab Asset Management’s and its affiliates’ revenue comes directly or indirectly in part from fees paid by the fund, these payments do not increase the expenses paid by investors for the purchase of fund shares, or the cost of owning the fund.
These payments may relate to educational efforts regarding the fund, or for other activities, such as marketing and/or fund promotion activities and presentations, educational training programs, conferences, data analytics and support, or the development and support of technology platforms and/or reporting systems. In addition, Schwab Asset Management or its affiliates make payments to certain Intermediaries that make shares of the fund available to their customers or otherwise promote the fund, which may include Intermediaries that allow customers to buy and sell fund shares without paying a commission or other transaction charge. Payments of this type are sometimes referred to as revenue-sharing or marketing support.
Payments made to Intermediaries may be significant and may cause an Intermediary to make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive. As a result, these payments could create conflicts of interest between an Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the fund over other investments.
As of April 28, 2023, Schwab Asset Management anticipates that Envestnet Asset Management, Inc., E*TRADE Securities LLC, Fidelity Brokerage Services LLC/National Financial Services LLC, Empower Annuity Insurance Company of America, Minnesota Life Insurance Company, Morgan Stanley Smith Barney LLC, Principal Life Insurance Company and Teachers Insurance and Annuity Association of America will receive these payments. Schwab Asset Management may enter into similar agreements with other FINRA member firms (or their affiliates) in the future. In addition to member firms of FINRA, Schwab Asset Management and its affiliates may also make these payments to certain other financial intermediaries, such as banks, trust companies, insurance companies, and plan administrators and consultants that sell fund shares or provide services to the fund and its shareholders. These firms may not be included in this list. You should ask your financial intermediary if it receives such payments.
Schwab Asset Management also makes payments to Schwab for certain administrative, professional and support services provided by Schwab, in its capacity as an affiliated financial intermediary and not as distributor and principal underwriter of the fund. These payments reimburse Schwab for its charges, costs and expenses of providing Schwab personnel to perform marketing and sales activities under the direction of Schwab Asset Management, such as sales lead generation and sales support, assistance with public relations, marketing and/or advertising activities and presentations, educational training programs, conferences, and data analytics and support. Payments also are made by Schwab Asset Management to Schwab for Schwab Asset Management’s allocated costs of general corporate services provided by Schwab, such as human resources, facilities, project management support and technology.
Shareholder Servicing and Sweep Administration Plan
The Trust’s Board has adopted an amended Shareholder Servicing and Sweep Administration Plan (the Plan) on behalf of the funds of the Trust. The Plan enables the fund to bear expenses relating to the provision by financial intermediaries, including Schwab (together, service providers), of certain shareholder services to the current shareholders of the fund. Pursuant to the Plan, the fund is subject to an annual shareholder servicing fee, up to the amount set forth below:
Fund	Shareholder Servicing Fee
Schwab Variable Share Price Money Fund – Ultra Shares	0.00%
Pursuant to the Plan, the fund may pay service providers (including Schwab) that, pursuant to written agreements with Schwab or the Trust, provide certain account maintenance, customer liaison and shareholder services to fund shareholders. The service providers may provide fund shareholders with the following shareholder services, among other shareholder services: (i) maintaining records for shareholders that hold shares of the fund; (ii) communicating with shareholders, including the mailing of regular statements and confirmation statements, distributing fund-related materials, mailing prospectuses and reports to shareholders, and responding to shareholder inquiries; (iii) communicating and processing shareholder purchase, redemption and exchange orders; (iv) communicating mergers, splits or other reorganization activities to fund shareholders; and (v) preparing and filing tax information, returns and reports.
The shareholder servicing fee paid to a particular service provider is calculated at the annual rate set forth in the chart above and is based on the average daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
The Plan shall continue in effect for the fund for so long as its continuance is specifically approved at least annually by a vote of the majority of both (i) the Board of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the Qualified Trustees). The Plan requires that Schwab or any person authorized to direct the disposition of monies paid or payable by the fund pursuant to the Plan furnish quarterly written reports of amounts spent under the Plan and the purposes of such expenditures to the Board of the Trust for review. All material amendments to the Plan must be approved by votes of the majority of both (i) the Board and (ii) the Qualified Trustees.
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Transfer Agent
BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, serves as the fund’s transfer agent. As part of these services, the firm maintains records pertaining to the sale, redemption and transfer of the fund’s shares.
Custodian and Fund Accountant
State Street Bank and Trust Company (State Street), One Lincoln Street, Boston, MA 02111, serves as custodian and fund accountant for the fund.
The custodian is responsible for the daily safekeeping of securities and cash held by the fund. The fund accountant maintains the books and records related to the fund’s transactions.
Independent Registered Public Accounting Firm
The fund’s independent registered public accounting firm, Deloitte & Touche LLP (Deloitte), 1601 Wewatta Street, Suite 400, Denver, CO 80202, audits and reports on the annual financial statements of the fund and reviews certain regulatory reports. Deloitte or one of its affiliates also reviews the fund’s federal income tax returns and performs other professional, accounting, auditing, tax and advisory services when engaged to do so by the Trust.
Other Expenses
The fund pays other expenses that typically are connected with the Trust’s operations, and include legal, audit and custodian fees, as well as the costs of accounting and registration of the fund. Expenses not directly attributable to the fund will generally be allocated among the funds in the Trust on the basis of the fund’s relative net assets at the time the expense is incurred.
Securities Lending Activities
As of the most recent fiscal year-end, the fund had not entered into a contract with a securities lending agent and was not engaged in securities lending.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Portfolio Turnover
Because securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the fund’s portfolio turnover rate for reporting purposes is expected to be near zero.
Portfolio Transactions
The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the fund. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. The fund generally does not incur any commissions or sales charges when it invests in underlying Schwab Funds, but it may incur such costs if it invests directly in other types of securities or in unaffiliated funds. Purchases and sales of securities on a stock exchange, including ETF shares, or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Exchange fees may also apply to transactions effected on an exchange. Purchases and sales of fixed-income securities may be transacted with the issuer, the issuer’s underwriter, or a dealer. The fund does not usually pay brokerage commissions on purchases and sales of fixed-income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the fund pays to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which the fund invests are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the fund will primarily consist of dealer spreads and brokerage commissions.
The investment adviser seeks to obtain best execution for the fund’s portfolio transactions. The investment adviser considers commission rates along with a number of factors relating to the quality of execution. Considered factors may cover the full range and quality of a broker’s service, including, without limitation, value provided, execution capability, commission rate, financial responsibility and responsiveness to the investment adviser. The investment adviser may also consider brokerage and research services provided by the broker. The investment adviser does not take into consideration fund sales when selecting a broker to effect a portfolio transaction; however, the investment adviser may execute through brokers that sell shares of funds advised by the investment adviser.
The investment adviser generally will not enter into soft-dollar arrangements with brokers to obtain third-party research or other services in exchange for brokerage commissions paid by advised accounts. However, the investment adviser does receive various forms of eligible proprietary research that is bundled with brokerage services at no additional cost from certain of the brokers with whom the investment adviser executes
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equity or fixed-income trades. These services or products may include: company financial data and economic data (e.g., unemployment, inflation rates and gross domestic product figures), stock quotes, last sale prices and trading volumes, research reports analyzing the performance of a particular company or stock, access to websites that contain data about various securities markets, narrowly distributed trade magazines or technical journals covering specific industries, products, or issuers, seminar or conference registration fees which provide substantive content relating to eligible research, discussions with research analysts or meetings with corporate executives which provide a means of obtaining oral advice on securities, markets or particular issuers, short-term custody related to effecting particular transactions and clearance and settlement of those trades, lines between the broker-dealer and order management systems operated by a third party vendor, dedicated lines between the broker-dealer and the investment adviser’s order management system, dedicated lines providing direct dial-up service between the investment adviser and the trading desk at the broker-dealer, and message services used to transmit orders to broker-dealers for execution.
The investment adviser does not currently cause the fund to pay a higher commission in return for brokerage or research services or products to obtain research or other products or services. If the investment adviser elected to do so, the investment adviser would receive a benefit because it would not have to produce or pay for the research, products or services. Consequently, this may create an incentive for the investment adviser to select or recommend a broker-dealer based on its interest in receiving the research or other products or services.
The investment adviser may purchase new issues of securities for the fund in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements.
The investment adviser may place orders directly with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable the fund to trade directly with other institutional holders. At times, this may allow the fund to trade larger blocks than would be possible trading through a single market maker.
In determining when and to what extent to use Schwab or any other affiliated broker-dealer as a broker for executing orders for the fund, the investment adviser follows procedures, adopted by the Board, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.
In certain market circumstances, the investment adviser may determine that its clients, which include registered investment companies and other advisory clients, are best served by placing one order on behalf of several of them. The investment adviser will not aggregate transactions if it determines that to do so (i) would be unfair or inequitable in the circumstances; (ii) is impractical; or (iii) is otherwise inappropriate in the circumstances. The fund may pay higher brokerage costs or otherwise receive less favorable prices or execution if the investment adviser does not aggregate trades when it has an opportunity to do so.
The investment adviser’s aggregation and allocation guidelines are intended to ensure that trade allocations are timely, that no set of trade allocations is accomplished to unfairly advantage or disadvantage particular clients or types of clients and that, over time, client accounts are treated fairly and equitably, even though a specific trade may have the effect of benefiting one account against another when viewed in isolation. In connection with the aggregation of purchase and sale orders for two or more client accounts, the following requirements must be met:
(1)
The investment adviser shall not receive additional compensation or remuneration of any kind as a result of aggregating transactions for clients.
(2)
The investment adviser, for each client, must determine that the purchase or sale of each particular security involved is appropriate for the client and consistent with its investment objectives and its investment guidelines or restrictions.
(3)
Each client that participates in a block trade will participate at the average security price with all transaction costs shared on a pro-rata basis.
(4)
Client account information at the investment adviser must separately reflect the securities that have been bought, sold and held for each client.
The investment adviser portfolio management personnel are responsible for placing orders for fixed-income securities transactions with broker-dealers. When orders for the same security for different client accounts are aggregated, they are generally allocated after execution because fixed-income transactions are typically conducted in individually negotiated transactions. For money market fund accounts, allocations among similar client accounts are determined with the general purpose of achieving, as nearly as possible, performance characteristic parity among such accounts over time. Similar money market fund accounts furthest from achieving performance characteristic parity typically receive priority in allocations. In addition to performance (gross yield), factors considered may include, but are not limited to: (i) capacity available for a particular name or sector; (ii) cash flow/liquidity; (iii) management of maturities; and (iv) weighted average maturity (or weighted average life). Allocations among dissimilar money market fund accounts are generally pro rata, subject to adjustments to accommodate specific investment guidelines and portfolio characteristics of client accounts. Additional factors considered may include, but are not limited to: (i) the factors set forth for similar client accounts; (ii) alternative minimum tax; (iii) issuing state; and (iv) tax exempt versus taxable income status. The investment adviser portfolio managers may give priority to the fund in circumstances where it is necessary to meet the fund’s investment objective.
Brokerage Commissions
During the last three fiscal years, the fund paid no brokerage commissions.
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Regular Broker-Dealers
During the fiscal year, the fund held securities issued by its respective “regular broker-dealers” (as defined in Rule 10b-1 under the 1940 Act), indicated below as of December 31, 2022.
Fund	Regular Broker-Dealer	Value of Holdings
Schwab Variable Share Price Money Fund	RBC Dominion Securities Inc. / Royal Bank of Canada	$40,000,000
	BofA Securities, Inc.	$66,015,200
PROXY VOTING
The Board has delegated the responsibility for voting proxies to Schwab Asset Management, pursuant to the investment adviser’s Proxy Voting Policy with respect to proxies voted on behalf of the various Schwab Funds’ portfolios. A description of such Proxy Voting Policy is included in Appendix – Proxy Voting Policy.
The Trust is required to disclose annually the fund’s complete proxy voting record on Form N-PX. The fund’s proxy voting record for the most recent 12-month period ended June 30th is available by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus. The fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.
PORTFOLIO HOLDINGS DISCLOSURE
For this section only, the following disclosure relates to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust and Laudus Trust (collectively, the Trusts) and each series thereunder (each a fund and collectively, the funds).
The Trusts’ Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds’ portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds’ shareholders, on the one hand, and those of the funds’ investment adviser, subadviser (if applicable), principal underwriter or any affiliated person of a fund, its investment adviser, subadviser or principal underwriter, on the other. Pursuant to such procedures, the Board has authorized one of the President, Chief Operating Officer or Chief Financial Officer of the Trusts (in consultation with a fund’s subadviser, if applicable) to authorize the release of the funds’ portfolio holdings prior to regular public disclosure (as outlined in the prospectus and below) or regular public filings, as necessary, in conformity with the foregoing principles.
The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of the funds’ policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided “early disclosure” of the funds’ portfolio holdings information and will periodically review any agreements that the Trusts have entered into to selectively disclose portfolio holdings.
Portfolio holdings may be made available on a selective basis to ratings agencies, certain industry organizations, consultants and other qualified financial professionals when the appropriate officer of the Trusts determines such disclosure meets the requirements noted above and serves a legitimate business purpose. Agreements entered into with such entities will describe the permitted use of portfolio holdings and provide that, among other customary confidentiality provisions: (i) the portfolio holdings will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement.
The funds’ service providers including, without limitation, the investment adviser, subadvisers (if applicable), the distributor, the custodian, fund accountant, transfer agent, certain affiliates of the investment adviser, counsel, auditor, proxy voting service provider, pricing information vendors, trade execution measurement vendors, portfolio management system providers, cloud database providers, securities lending agents, publisher, printer and mailing agent may receive disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the funds. Schwab Asset Management, any subadviser to a fund as disclosed in the most current prospectus, Glass, Lewis & Co., LLC, State Street and/or Brown Brothers Harriman & Co., as service providers to the funds, are currently receiving this information on a daily basis. Donnelley Financial Solutions, as a service provider to the funds, is currently receiving this information on a quarterly basis. Deloitte, the Transfer Agent, and the Distributor, as service providers to the funds, receive this information on an as-needed basis. Service providers are subject to a duty of confidentiality with respect to any portfolio holdings information they receive whether imposed by the confidentiality provisions of the service providers’ agreements with the Trusts or by the nature of its relationship with the Trusts. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio holdings, a fund will not continue to conduct business with a service provider who the fund believes is misusing the disclosed information.
To the extent that a fund invests in an unaffiliated acquired fund, the Trusts will, when required by Rule 12d1-4, promptly notify the acquired fund, upon causing a fund to acquire more than 3% of the acquired fund’s outstanding shares.
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The funds’ policies and procedures prohibit the funds, the funds’ investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.
Generally, a complete list of a fund’s portfolio holdings is published on the fund’s website www.schwabassetmanagement.com on the “Prospectus & Reports” tab under “Portfolio Holdings” generally 60-80 days after a fund’s fiscal quarter-end in-line with regulatory filings unless a different timing is outlined in the fund’s prospectus.
Specifically for the Schwab ETFs (other than the Schwab Ariel ESG ETF), each Schwab ETF discloses its portfolio holdings each business day on its website before the opening of regular trading on the ETF’s primary listing exchange in accordance with the requirements of Rule 6c-11 under the 1940 Act. Portfolio holdings information made available in connection with the process of purchasing or redeeming Creation Units for the Schwab ETFs may be provided to other entities that provided services to the funds in the ordinary course of business after it has been disseminated to the NSCC.
The Schwab Money Funds have an ongoing arrangement to make available information about the funds’ portfolio holdings and information derived from the funds’ portfolio holdings to iMoneyNet, a rating and ranking organization, which is subject to a confidentiality agreement. Under its arrangement with the funds, iMoneyNet, among other things, receives information concerning the funds’ net assets, yields, maturities and portfolio compositions on a weekly basis, subject to a one business day lag.
On the website, the funds also may provide, on a monthly or quarterly basis, information regarding certain attributes of a fund’s portfolio, such as a fund’s top ten holdings, sector weightings, composition, credit quality and duration and maturity, as applicable. This information is generally updated within 5-25 days after the end of the period. This information on the website is publicly available to all categories of persons.
The funds may disclose non-material information including commentary and aggregate information about the characteristics of a fund in connection with or relating to a fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.
Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases, commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a fund. Commentary and analysis include, but are not limited to, the allocation of a fund’s portfolio securities and other investments among various asset classes, sectors, industries, countries or other relevant category, the characteristics of the stock components and other investments of a fund, the attribution of fund returns by asset class, sector, industry, country or other relevant category, and the volatility characteristics of a fund.
DESCRIPTION OF THE TRUST
The fund is a series of The Charles Schwab Family of Funds, an open-end investment management company organized as a Massachusetts business trust on October 20, 1989.
The fund may hold special meetings of shareholders, which may cause the fund to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.
The bylaws of the Trust provide that one-third of shares present in person or represented by proxy and entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then one-third of the aggregate number of shares of that series present in person or represented by proxy and entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then one-third of the aggregate number of shares of that class present in person or represented by proxy and entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date or time, whether or not a quorum is present. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust’s obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust’s acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance which the trustees consider
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adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations. There is a remote possibility that the fund could become liable for a misstatement in the prospectus or SAI about another fund.
As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year’s income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value per share as determined in accordance with the bylaws.
Any series of the Trust may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any series.
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF SHARES
Purchasing and Redeeming Shares of the Fund
The fund is open for business each day, except for days on which the New York Stock Exchange (NYSE) is closed and the following federal holiday observances: Columbus Day and Veterans Day. The NYSE’s trading session is normally conducted from 9:30 a.m. until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE’s trading sessions close early. The NYSE typically observes the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although it is expected that the same holidays will be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time. Orders that are received in good order by the fund’s transfer agent no later than the time specified by the Trust will be executed that day at the fund’s share price calculated that day. On any day that the NYSE closes early, the fund reserves the right to advance the time by which purchase, redemption and exchange orders must be received by the fund in order to be executed at that day’s share price. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase, exchange and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
The fund has authorized one or more financial intermediaries, including Schwab, to accept on its behalf purchase, exchange and redemption orders. Such financial intermediaries have also been authorized to designate other intermediaries to accept purchase, exchange and redemption orders on the fund’s behalf. The fund will be deemed to have received a purchase, exchange or redemption order when an authorized intermediary or, if applicable, an intermediary’s authorized designee, receives such order. Such orders will be priced at the fund’s net asset value per share next determined after such orders are received by an authorized intermediary or the intermediary’s authorized designee.
As long as the fund or Schwab follows reasonable procedures to confirm that an investor’s telephone or internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or internet order, providing written confirmation of telephone or internet orders and tape recording all telephone orders.
Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by the fund’s transfer agent.
The fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC’s prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board may deem advisable. Payment will be made wholly in cash unless the Board believes that economic or market conditions exist that would make such payment a detriment to the best interests of the fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in “Pricing of Shares.” A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.
The fund offers one share class, Ultra Shares.
Liquidity Fees and Gates
Pursuant to Rule 2a-7 under the 1940 Act, the Board is permitted to impose a liquidity fee on redemptions from the fund (up to 2%) or a redemption gate to temporarily restrict redemptions from the fund up to 10 business days (in any 90-day period) in the event that the fund’s “weekly liquid assets” fall below certain designated thresholds. Liquidity fees would reduce the amount you receive upon redemption of your shares. A redemption gate would temporarily prevent you from redeeming your shares in the fund.
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Weekly liquid assets generally include:
●
cash;
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direct obligations of the U.S. government;
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certain other U.S. government or agency securities;
●
securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; and
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amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.
If the fund’s weekly liquid assets fall below 30% of the fund’s total assets, the Board is permitted, but not required, to: (i) impose a liquidity fee of no more than 2% of the amount redeemed; and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If the fund’s weekly liquid assets fall below 10% of the fund’s total assets, the fund will impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Board determines that such a fee would not be in the best interests of the fund or determines that a lower or higher fee (subject to the 2% limit) would be in the best interests of the fund.
In the event the fund imposes a redemption gate, the fund, your financial advisor, and your broker will not accept redemption requests until the fund provides notice that the gate has been lifted. Redemption requests submitted while a redemption gate is imposed will be cancelled without further notice. If shareholders still wish to redeem their shares after a redemption gate has been lifted, they will need to submit a new request.
Liquidity fees and redemption gates are most likely to be imposed during times of extraordinary market stress and will generally be imposed by the Board to restore the fund’s market-based NAV per share. Additionally, the Board generally expects that a liquidity fee or redemption gate would be imposed, if at all, after the fund has notified financial intermediaries and shareholders that a liquidity fee or redemption gate will be imposed (generally, as of the beginning of the next business day following the announcement that the fund will impose a liquidity fee or redemption gate). The imposition and termination of a liquidity fee or a redemption gate will be reported by the fund to the SEC on Form N-CR. In addition, the fund will make such announcements through a supplement to the prospectus and may make such announcements through a press release or by other means.
The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time if the Board believes termination to be in the best interest of the fund and its shareholders. Moreover, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once the fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period.
Exchanging Shares of the Fund
Methods to purchase and redeem shares of the fund are set forth in the fund’s prospectus. An exchange order involves the redemption of all or a portion of the shares of one Schwab Fund and the simultaneous purchase of shares of another Schwab Fund. Exchange orders must meet the minimum investment and any other requirements of the fund or class purchased. Exchange orders may not be executed between shares of Sweep Investments® and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement. In addition, different exchange policies may apply to Schwab Funds that are bought and sold through third-party intermediaries and the exchange privilege between Schwab Funds may not be available through third-party intermediaries.
The fund and Schwab reserve certain rights with regard to exchanging shares of the fund. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact the fund’s operations; (ii) refuse orders that appear to be associated with short-term trading activities; and (iii) materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.
Pricing of Shares
Each business day, the fund calculates its share price, or NAV, as of the close of the NYSE (generally 4:00 p.m. Eastern time). This means that NAVs are calculated using the values of the fund’s portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or that the investment adviser deems to be unreliable are required to be valued at fair value following procedures approved by the Board. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
To the extent that the fund invests in foreign securities, shareholders of the fund should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of some of the fund’s securities may change on days when it is not possible to buy or sell shares of the fund.
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The fund uses approved pricing sources (including pricing services) to provide values for their portfolio securities. Values are generally determined by the approved pricing sources as follows: securities traded on stock exchanges, excluding the NASDAQ National Market System, are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are generally valued at an evaluated price using a mid-price supplied by an approved, independent pricing service. The mid-price is the mean of the bid and ask prices as calculated by the pricing service. Generally, securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the official closing price or last sales price on the exchange where the securities are primarily traded with these values then translated into U.S. dollars at the current exchange rate. Fixed-income securities normally are valued based on valuations provided by approved pricing services. Securities will be fair valued pursuant to procedures approved by the fund’s Board when market quotations are not “readily available” or the investment adviser deems them unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; when a security’s value is materially affected by events occurring after the close of the security’s primary trading market; or a furnished price appears manifestly incorrect. The Board has designated the investment adviser as the valuation designee (Valuation Designee) for the fund to perform the fair value determination relating to all fund investments. The Valuation Designee periodically provides reports to the Board on items related to its fair value of fund investments.
Delivery of Shareholder Documents
Typically once a year, an updated prospectus will be mailed or electronically delivered to shareholders describing the fund’s investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed or electronically delivered (or a notice will be mailed and financial reports will be made available on the fund’s designated website) to shareholders describing the fund’s performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called “householding.” If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by the fund or other date as communicated by the financial intermediary.
TAXATION
This discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the Internal Revenue Code) and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Federal Tax Information for the Fund
It is the fund’s policy to qualify for taxation as a “regulated investment company” (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code. By qualifying as a RIC, the fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If the fund does not qualify as a RIC under the Internal Revenue Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.
The fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust’s other funds. The fund intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, the fund must, among other requirements, distribute annually to its shareholders an amount at least equal to the sum of 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and 90% of its net tax-exempt income. Among these requirements are the following: (i) at least 90% of the fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of the fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers and which are engaged in the same, similar, or related trades or businesses if the fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.
The Internal Revenue Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their “ordinary income” (as defined in the Internal Revenue Code) for the calendar year plus 98.2% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, the fund is treated as having
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distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. The fund may in certain circumstances be required to liquidate fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the fund to satisfy the requirements for qualification as a RIC.
The fund’s transactions in futures contracts, forward contracts, foreign currency exchange transactions, options and certain other investment and hedging activities may be restricted by the Internal Revenue Code and are subject to special tax rules. In a given case, these rules may accelerate income to the fund, defer its losses, cause adjustments in the holding periods of the fund’s assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the fund and its shareholders.
With respect to investments in zero coupon or other securities which are sold at original issue discount and may not make periodic cash interest payments, the fund will be required to include as part of its current income the imputed interest on such obligations even though the fund has not received any corresponding interest payments on such obligations during that period. Because the fund distributes all of its net investment income to its shareholders, the fund may have to sell fund securities to distribute such imputed income which may occur at a time when the adviser would not have chosen to sell such securities and which may result in taxable gain or loss.
A liquidity fee imposed by the fund will reduce the amount you will receive upon the redemption of your shares, and will decrease the amount of any capital gain or increase the amount of any capital loss you will recognize from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service. If the fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time.
Federal Income Tax Information for Shareholders
The discussion of federal income taxation presented below supplements the discussion in the fund’s prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the fund. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in the fund.
On each business day that the NAV of the fund is determined, such fund’s net investment income will be declared as of the close of the fund (normally 4:00 p.m. Eastern time) as a daily dividend to shareholders of record. Your daily dividend is calculated each business day by applying the daily dividend rate by the number of shares owned, and is rounded to the nearest penny. The daily dividend is accrued each business day, and the sum of the daily dividends is paid monthly. Dividends will normally be reinvested monthly in shares of the fund at the NAV on the 15th day of each month, if a business day, otherwise on the next business day, except in December when dividends are reinvested on the last business day of December. If cash payment is requested, checks will normally be mailed on the business day following the reinvestment date. The fund will pay shareholders, who redeem all of their shares, all dividends accrued to the time of the redemption within seven days.
The fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the fund generally consists of: (1) accrued interest income, plus or minus amortized discount or premium, minus (2) accrued expenses allocated to that fund. If the fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board. Any realized capital losses, to the extent not offset by realized capital gains, will be carried forward.
Any dividends declared by the fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. The fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Internal Revenue Code.
The fund does not expect to realize any long-term capital gains. However, long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. If you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. Distributions by the fund also may be subject to state, local and foreign taxes and their treatment under applicable tax laws may differ from the federal income tax treatment. Note that most states grant tax-exempt status to distributions paid to shareholders from earnings received on direct investment on U.S. government securities, subject to certain restrictions. For example, some states do not extend this exemption to distributions paid to shareholders from earnings on certain U.S. government agencies, such as Freddie Mac and Fannie Mae.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
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The fund may engage in techniques that may alter the timing and character of its income. The fund may be restricted in its use of these techniques by rules relating to its qualification as a regulated investment company.
Because the taxable portion of the fund’s investment income consists primarily of interest, none of its dividends are expected to qualify under the Internal Revenue Code for the dividends received deduction for corporations or as qualified dividend income eligible for reduced tax rates for individuals.
Because the fund does not maintain a stable share price, the redemption or exchange of the shares of the fund may result in capital gain or loss to the shareholders. Generally, if a shareholder holds the shares as a capital asset, unless the shareholder chooses to adopt a simplified “NAV method” of accounting (described below), any gain or loss will be long-term gain or loss if the shares have been held for more than one year. Capital gains of corporate shareholders are subject to regular corporate tax rates. For non-corporate taxpayers, gain on the sale of shares held for more than one year will generally be taxed at the rate applicable to long-term capital gains, while gain on the sale of shares held for one year or less will generally be taxed at ordinary income rates.
A shareholder may elect to adopt an NAV method of accounting for computing gains and losses from taxable dispositions of fund shares. Under the NAV method, rather than compute gain or loss separately for each taxable disposition of fund shares as described above, a shareholder would determine gain or loss based on the change in the aggregate value of the shareholder’s fund shares during a computation period (which could be the shareholder’s taxable year or certain shorter periods), reduced by the shareholder’s net investment (purchases minus taxable redemptions or exchanges) in those shares during that period. Under the NAV method, if a shareholder holds the shares as a capital asset, any resulting net gain or loss would be treated as short-term capital gain or loss.
The fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.
Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on taxable distributions derived from net investment income and short-term capital gains; provided, however, that U.S. source interest related dividends and short-term capital gain dividends generally are not subject to U.S. withholding tax if the fund elects to make reports with respect to such dividends. Distributions to foreign shareholders of such short-term capital gain dividends and of long-term capital gains, and any gains from the sale or other disposition of shares of the fund, generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Internal Revenue Code’s definition of “resident alien” or (2) who is physically present in the U.S. for 183 days or more per year as determined under certain IRS rules. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Foreign shareholders may also be subject to U.S. estate taxes with respect to shares in the fund.
The fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the fund to enable the fund to determine whether withholding is required.
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APPENDIX – RATINGS OF INVESTMENT SECURITIES
From time to time, the fund may report the percentage of its assets that fall into the rating categories set forth below, as defined by the ratings agencies.
MOODY’S INVESTORS SERVICE
Global Long-Term Rating Scale
Aaa:
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:
Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa:
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba:
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:
Obligations rated B are considered speculative and are subject to high credit risk.

Caa:
Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Global Short-Term Rating Scale
P-1:
Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.

P-2:
Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.

P-3:
Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

STANDARD & POOR’S FINANCIAL SERVICES LLC
Long-Term Issue Credit Ratings
AAA:
An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB:
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C:
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D:
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Short-Term Issue Credit Ratings
A-1:
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

FITCH, INC.
Long-Term Ratings Scales
AAA:
‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:
‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:
‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:
‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB:
‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B:
‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC:
Very low margin for safety. Default is a real possibility.

CC:
Default of some kind appears probable.

C:
A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

i.
the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
ii.
the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
iii.
the formal announcement by the issuer or their agent of a distressed debt exchange;
iv.
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD:
‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased operating.

This would include:
i.
the selective payment default on a specific class or currency of debt;
ii.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
iii.
the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel;
iv.
ordinary execution of a distressed debt exchange on one or more material financial obligations.
D:
‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Short-Term Ratings
F1:
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country or monetary union. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2:
Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union. However, the margin of safety is not as great as in the case of the higher ratings.

F3:
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

APPENDIX – PROXY VOTING POLICY
The Charles Schwab Family of Funds Schwab Investments Schwab Capital Trust Schwab Annuity Portfolios Laudus Trust Schwab Strategic Trust

PROXY VOTING POLICY
AS OF MARCH 2023

The Boards of Trustees (the “Board”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, and Laudus Trust (“Schwab Funds”) and Schwab Strategic Trust (“Schwab ETFs”; collectively with Schwab Funds, the “Funds”) have delegated to the Funds’ investment adviser, Charles Schwab Investment Management, Inc. (“CSIM”), the responsibility to vote proxies relating to the Funds’ portfolio securities pursuant to CSIM’s Proxy Voting Policy (“CSIM Proxy Policy”). On an annual basis, CSIM will report to the Board any changes to the CSIM Proxy Policy and on the implementation of the CSIM Proxy Policy.

Charles Schwab Investment Management, Inc.

PROXY VOTING POLICY
AS OF MARCH 2023

I.
INTRODUCTION

Charles Schwab Investment Management, Inc. (“CSIM”), as an investment adviser, is responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients that have delegated the authority to vote proxies to CSIM. CSIM’s Proxy Committee exercises and documents CSIM’s responsibility with regard to voting of client proxies, including the review and approval of the Proxy Voting Policy (the “Proxy Policy”). CSIM’s Investment Stewardship Team has the primary responsibility to oversee that voting is carried out consistent with the Proxy Policy. The Investment Stewardship Team also conducts research into proxy issues and carries out engagement activities with companies. The Proxy Committee receives reports from the Investment Stewardship Team on these activities.
II.
PHILOSOPHY

As a leading asset manager, it is CSIM’s responsibility to use its proxy votes to encourage transparency, corporate governance structures, and the management of environmental, social and governance (ESG) issues that it believes protect and promote shareholder value.
Just as the investors in CSIM’s equity funds generally have a long-term investment horizon, CSIM takes a long-term, measured approach to investment stewardship. CSIM’s client-first philosophy drives all of its efforts, including its approach to decision making. In the investment stewardship context, that unfolds through CSIM’s efforts to appropriately manage risk by encouraging transparency and focusing on corporate governance structures that will help protect or promote shareholder value. CSIM also recognizes that companies can conduct themselves in ways that have important environmental and social consequences. Therefore, CSIM’s focus on maximizing long-term shareholder value includes consideration of potential environmental and social impacts that we believe are relevant to individual companies.
In general, CSIM believes corporate directors, as the elected representatives of all shareholders, are best positioned to oversee the management of their companies. Accordingly, CSIM typically supports a board of directors’ and management’s recommendations on proxy matters. However, CSIM will vote against management’s recommendations when it believes doing so will protect or promote long-term shareholder value.
III.
USE OF PROXY ADVISORS

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Glass, Lewis & Co., LLC (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. CSIM has also retained Institutional Shareholder Services Inc. to conduct research and provide voting recommendations on certain topics and may retain additional experts in the proxy voting, corporate governance, and ESG areas in the future.
To support CSIM in efficiently executing its votes, Glass Lewis, simultaneously with issuing its voting recommendations, also automatically populates votes based on CSIM’s custom voting guidelines, except for certain ballot items which CSIM elects to vote manually. CSIM’s votes are executed just prior to the vote deadline, which allows CSIM the opportunity to incorporate changes in Glass Lewis voting recommendations or the receipt of additional information from the company or other parties.
IV.
PROXY VOTING PRINCIPLES

CSIM invests on behalf of its clients in companies domiciled all over the world. Since corporate governance standards and best practices differ by country and jurisdiction, the market context is taken into account in the analysis of proposals. Furthermore, there are instances where CSIM may determine that voting is not in the best interests of its clients (typically due to costs or to trading restrictions) and will refrain from submitting votes.
The Proxy Committee reviews CSIM’s proxy voting guidelines with input from the Investment Stewardship Team at least annually and evaluates them in light of the long-term best interests of shareholders. In addition, for U.S. companies, contested director elections, “vote no” campaigns, mergers and acquisitions, some executive compensation and election of director proposals, and many shareholder proposals, including ESG-related proposals, such as those requesting additional environmental, social and political disclosures, are voted on a case-by-case basis by the Investment Stewardship Team.
The following is a summary of CSIM’s proxy voting principles which are grouped according to types of proposals usually presented to shareholders in proxy statements.
1

A.
DIRECTORS AND AUDITORS

i.
Directors
As a starting point, CSIM expects the board to be composed of at least a majority of independent directors and to be responsive to shareholders. CSIM also expects directors that serve on a company’s nominating, compensation or audit committee to be independent. CSIM believes that diversity of background, experience and skills, and personal characteristics, including gender, race, ethnicity and age, meaningfully contribute to a board’s ability to make effective decisions on behalf of shareholders.
Factors that may result in a vote against one or more directors:
●
The board is not majority independent
●
A large-cap company board does not have at least two female directors, or a mid- or small-cap company does not have any female directors, and the board has not provided a reasonable explanation for its lack of gender diversity
●
A large-cap company board does not have at least one racially/ethnically diverse director, or has not provided explicit disclosure of director diversity and skills
●
Non-independent directors serve on the nominating, compensation or audit committees
●
A director recently failed to attend at least 75% of meetings or serves on an excessive number of publicly traded company boards
●
The directors approved executive compensation schemes that appear misaligned with shareholders’ interests
●
A director recently acted in a manner inconsistent with this Proxy Policy or failed to be responsive to concerns of shareholders
●
The company has not provided explicit disclosure of board oversight of material risks, including environmental and social risks
ii.
Contested Director Elections
A proxy contest is when a dissident shareholder (or group of shareholders) proposes outside nominees to compete against incumbent directors. A “Vote No” campaign is when an activist shareholder attempts to solicit votes against certain directors. CSIM evaluates proxy contests and Vote No campaigns on a case-by-case basis and votes for the outcome it believes will maximize long-term shareholder value. CSIM considers numerous factors when making its voting decision, including but not limited to the merit of the campaign, the qualifications of director nominees, long-term company performance compared to peers, board oversight of material risks, and, in the case of proxy contests, the dissident’s and management’s strategic plans for driving improvements.
iii.
Auditors
CSIM typically supports the ratification of auditors unless CSIM believes that the auditors’ independence may have been compromised.
Factors that may result in a vote against the ratification of auditors:
●
Audit-related fees are less than half of the total fees paid by the company to the audit firm
●
A recent material restatement of annual financial statements
●
A pattern of inaccurate audits or other behavior that may call into question an auditor’s effectiveness
B.
BOARD MATTERS

i.
Classified Boards
CSIM generally does not support classified board proposals unless management has provided valid reasoning for the structure.
ii.
Majority Voting
CSIM generally supports majority voting proposals when they call for plurality voting standards in contested elections.
iii.
Proxy Access
CSIM typically supports proxy access proposals when the following criteria are met:
●
Ownership threshold of at least 3% of the company’s outstanding shares held for at least three years
●
Number of nominees is no more than 20% of current board (rounded down to nearest whole number)
●
Group size is capped at 20 shareholders
iv.
Separation of Chair and CEO role
2

CSIM believes that the board is typically best positioned to determine its leadership structure. Therefore, CSIM will typically not support proposals requiring the separation of these roles unless certain circumstances are in place.
Factors that may result in a vote supporting a shareholder proposal requiring the separation of the Chair and CEO roles:
●
The board does not have a lead independent director
●
The board is not two-thirds independent
●
The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings
●
The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting
●
The company had material financial statement restatements
●
The company’s board adopted a Shareholder Rights Plan during the past year and did not submit it to shareholders for approval
●
Ongoing executive compensation concerns
●
Ongoing financial underperformance
●
Lack of robust lead independent director
v.
Independent Chair
CSIM believes that the board is typically best positioned to determine its leadership structure. Therefore, CSIM will typically not support proposals requiring an independent chair unless CSIM has concerns regarding the board’s accountability or responsiveness to shareholders.
Factors that may result in a vote supporting a shareholder proposal requiring an independent chair:
●
The board does not have a lead independent director
●
The board is not two-thirds independent
●
The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings
●
The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting
●
The company had material financial statement restatements
●
The company’s board adopted a Shareholder Rights Plan during the past year and did not submit it to shareholders for approval
●
Ongoing executive compensation concerns
●
Ongoing financial underperformance
?
C.
COMPENSATION

i.
Advisory Vote on Executive Compensation and Frequency
CSIM generally supports advisory votes on executive compensation (which are proposed by management and are known as “Say-On-Pay”) when the compensation scheme appears aligned with shareholder economic interests and lacks problematic features.
Factors that may result in a vote against a company’s Say-On-Pay proposal:
●
Executive compensation is out of line with industry peers considering the company’s performance over time
●
Executive compensation plan includes significant guaranteed bonuses or has a low amount of compensation at risk
●
Executive compensation plan offers excessive one-time payments, perquisites, tax-gross up provisions, or golden parachutes
●
Compensation amounts are increased, or goals are lowered without providing a valid explanation
●
Executive compensation plan lacks adequate disclosure or rationale for decisions related to goals and amounts
CSIM typically supports annual advisory votes on executive compensation.
ii.
Equity Compensation Plans
CSIM generally supports stock-based compensation plans when they do not overly dilute shareholders by providing participants with excessive awards and lack problematic features.
3

Factors that may result in a vote against Equity Compensation Plans:
●
Plan’s total potential dilution appears excessive
●
Plan’s burn rate appears excessive compared to industry peers
●
Plan allows for the re-pricing of options without shareholder approval
●
Plan has an evergreen feature
iii.
Employee Stock Purchase Plans
CSIM supports the concept of broad employee participation in a company’s equity. Therefore, CSIM typically supports employee stock purchase plans when the shares can be purchased at 85% or more of the shares’ market value.
iv.
Re-price/Exchange Option Plans
CSIM generally only supports management proposals to re-price options when the plan excludes senior management and directors, does not excessively dilute shareholders, and the company has not significantly underperformed its industry peers over time.
D.
ANTI-TAKEOVER

i.
Shareholder Rights Plans
Shareholder Rights Plans constrain a potential acquirer’s ability to buy shares in a company above a certain threshold without the approval of the company’s board of directors. While such a plan may help a company in achieving a higher bid, it may also entrench the incumbent management and board. CSIM believes that shareholders should have the right to approve a Shareholder Rights Plan within a year of its adoption. CSIM generally votes against such plans if they do not have safeguards to protect shareholder interests.
Factors that may result in a vote against a Shareholder Rights Plan proposal:
●
Plan does not expire in a relatively short time horizon
●
Plan does not have a well-crafted permitted bid or qualified offer feature that mandates shareholder votes in certain situations
●
Plan automatically renews without shareholder approval
●
Company’s corporate governance profile
ii.
Right to Call Special Meeting
CSIM generally votes against shareholder proposals asking for shareholders to be given the right to call a special meeting unless the threshold to call a special meeting is 25% or more of shares outstanding to avoid wasting corporate resources.
iii.
Right to Act by Written Consent
CSIM generally votes against shareholder proposals asking for shareholders to be given the right to act by written consent if the company already offers shareholders the right to call special meetings. CSIM expects appropriate mechanisms for implementation.
iv.
Supermajority Voting
CSIM generally supports the concept of simple majority standards to pass proposals.
?
E.
CAPITAL STRUCTURE, MERGERS AND ACQUISITIONS

i.
Increase in Authorized Common Shares
CSIM typically supports proposals to increase the authorized shares unless the company does not sufficiently justify the need for the use of the proposed shares.
ii.
Preferred Shares
CSIM generally supports proposals to create a class of preferred shares with specific voting, dividend, conversion and other rights.
iii.
Mergers and Acquisitions
CSIM generally supports transactions that appear to maximize shareholder value. CSIM assesses these proposals on a case-by-case basis and considers the proposed transaction’s strategic rationale, the offer premium, the board’s oversight of the sales process, and other pertinent factors.
4

F.
ENVIRONMENTAL AND SOCIAL PROPOSALS

Effective oversight of material ESG risks relevant to a company and its business is an essential board function. In CSIM’s view, appropriate risk oversight of environmental and social issues contributes to sustainable long-term value and companies should provide pertinent information on material risks common to their industry and specific to their business. CSIM evaluates, on a case-by-case basis, shareholder proposals regarding environmental and social issues, including those calling for additional disclosure of material risks to a company, with emphasis placed on those risks identified within the framework of the Sustainability Accounting Standards Board (SASB).
CSIM recognizes that financial performance can be impacted by a company’s environmental, social and human capital management policies. CSIM’s case-by-case evaluation of these proposals takes into consideration a company’s current practices, level of reporting, disclosures by its peers, and the existence of controversies or litigation related to the issue.
CSIM believes that, in most instances, the board is best positioned to determine a company’s strategy and manage its operations, and generally does not support shareholder proposals seeking a change in business practices.
i.
Climate Change Proposals
CSIM believes that companies should provide pertinent information on the management of potential climate change-related risks, with the understanding that the relevance of this disclosure for any specific company will vary depending on its industry and operations. For companies operating in carbon-intensive industries, we believe boards should be considering a range of energy demand scenarios. We generally support proposals requesting additional disclosure on climate change-related impacts when the company’s current reporting is inadequate.
ii.
Corporate Political Activity Proposals
CSIM expects the board of directors to have a stated oversight process for political contributions and lobbying activities. CSIM evaluates proposals asking for disclosure of a company’s political contributions and lobbying activities and generally supports them if there is no evidence of board oversight or a company’s disclosure is deficient and lags that of its peers.
V.
ADMINISTRATION

?
A.
CONFLICTS OF INTERESTS

CSIM maintains the following practices that seek to prevent undue influence on its proxy voting activity. Such influence might arise from any relationship between the company holding the proxy (or any shareholder or board member of the company) and CSIM, CSIM’s affiliates, a mutual fund or exchange-traded fund managed by CSIM (“Affiliated Fund”), an affiliate of such Fund, or a CSIM employee. The Proxy Committee has directed that Glass Lewis be instructed to vote any such proxies in the same proportion as the votes of all other shareholders in the fund (i.e., “echo vote”).
With respect to proxies of an underlying Affiliated Fund, the Investment Stewardship Team will ensure that such proxies are “echo voted”, unless otherwise required by law. When required by law or applicable exemptive order, the Investment Stewardship Team will also ensure the “echo voting” of an unaffiliated mutual fund or exchange traded fund. For example, certain exemptive orders issued to a fund by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the fund, under certain circumstances, to “echo vote” proxies of registered investment companies that serve as underlying investments of the fund.
In addition, with respect to holdings of The Charles Schwab Corporation (“CSC”) (ticker symbol: SCHW), the Investment Stewardship Team will ensure such proxies are echo-voted, unless otherwise required by law.
Where the Proxy Committee has delegated an item to the Investment Stewardship Team, CSIM has taken certain steps to mitigate perceived or potential conflicts of interest, including, but not limited to, the following:
●
maintaining a reporting structure that separates employees with voting authority from those with sales or business relationship authority,
●
reporting of potential conflicts to the Proxy Committee to review the conflict and provide final vote determination,
●
defaulting to the standard CSIM Proxy Voting Policy.
In all other cases, proxy issues that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM’s clients, will be delegated to Glass Lewis to be voted in accordance with CSIM’s Proxy Voting Guidelines which are set each year based on governance criteria and not influenced by any individual issuer or ballot item.
5

Where CSIM’s Investment Stewardship Team conducts an engagement meeting with a company, CSIM has taken certain steps to mitigate perceived or potential conflicts of interest, including, but not limited to, the following:
●
ensuring that no members of the Board of (i) CSC or (ii) an Affiliated Fund, that are affiliated with such company, are participants in such meetings.
B.
FOREIGN SECURITIES/SHAREBLOCKING

Voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:
●
proxy statements and ballots written in a foreign language,
●
untimely and/or inadequate notice of shareholder meetings,
●
restrictions of foreigner’s ability to exercise votes,
●
requirements to vote proxies in person,
●
requirements to provide local agents with power of attorney to facilitate CSIM’s voting instructions.
In consideration of the foregoing issues, CSIM, in conjunction with Glass Lewis, uses its best efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time before and/or after the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs Glass Lewis not to vote such foreign proxies (share-blocking).
C.
SECURITIES LENDING

Certain of the funds managed by CSIM enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a fund’s securities on loan when deemed appropriate and in the best interest of shareholders.
D.
SUB-ADVISORY RELATIONSHIPS

Where CSIM has delegated day-to-day investment management responsibilities to an investment sub-adviser, CSIM may (but generally does not) delegate proxy voting responsibility to such investment sub-adviser. In addition, CSIM may share proxy voting with an investment sub-adviser. Each sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to make voting decisions in the best interest of each investment company and its shareholders, or other client associated with the securities it has been allocated. Each sub-adviser to whom proxy voting has been delegated must inform CSIM of its voting decisions to allow CSIM to implement the votes or in the case of shared voting responsibility, potentially override the sub-adviser’s vote recommendation. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser’s proxy voting policy to determine whether it believes that each sub-adviser’s proxy voting policy is generally consistent with the maximization of the value of CSIM’s clients’ investments by protecting the long-term best interest of shareholders.
E.
REPORTING AND RECORD RETENTION

CSIM will maintain, or cause Glass Lewis to maintain, records that identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients’ proxy voting records and procedures.
CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940, as amended.
6

The Charles Schwab Family of Funds
PEA No. 121
Part C: Other Information
ITEM 28.
EXHIBITS.

(a)	Amended and Restated Agreement and Declaration of Trust, dated May 9, 1995, is incorporated herein by reference to Exhibit (1) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (File No. 811-05954), electronically filed with the SEC on February 13, 1998 (hereinafter referred to as PEA No. 33).
(b)	Second Amended and Restated Bylaws of the Registrant, adopted as of February 24, 2021 are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 119 to Registrant’s Registration Statement on Form N-1A (File No. 811-05954), electronically filed with the SEC on April 28, 2021 (hereinafter referred to as PEA No. 119).
(c)(i)	Article III, Sections 4 and 5; Article IV, Section 1; Article V; Article VI, Section 2; Article VIII, Section 4; and Article IX, Sections 1, 4 and 7 of the Amended and Restated Agreement and Declaration of Trust, dated as of May 9, 1995, are incorporated herein by reference to Exhibit (1) of PEA No. 33.
(c)(ii)	Article 9 and Article 11 of the Second Amended and Restated Bylaws, dated as of February 24, 2021, are incorporated herein by reference to Exhibit (b) of PEA No. 119.
(d)(i)	Investment Advisory and Administration Agreement between Registrant and Charles Schwab Investment Management, Inc. (the Investment Adviser) with respect to Schwab Money Market Fund, Schwab Government Money Fund and Schwab Municipal Money Fund, dated June 1, 2001, is incorporated herein by reference to Exhibit (d)(i) of Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A (File No. 811-05954), electronically filed with the SEC on April 25, 2007 (hereinafter referred to as PEA No. 65).
(d)(ii)	Amendment, dated January 1, 2007, to the Investment Advisory and Administration Agreement between Registrant and Investment Adviser with respect to Schwab Money Market Fund, Schwab Government Money Fund and Schwab Municipal Money Fund, dated June 1, 2001, is incorporated herein by reference to Exhibit (d)(ii) of PEA No. 65.
(d)(iii)	Amendment, dated June 5, 2007, to the Investment Advisory and Administration Agreement between Registrant and Investment Adviser with respect to Schwab Money Market Fund, Schwab Government Money Fund and Schwab Municipal Money Fund, dated June 1, 2001, is incorporated herein by reference to Exhibit (d)(iii) of Post-Effective Amendment No. 80 to Registrant’s Registration Statement on Form N-1A (File No. 811-05954), electronically filed with the SEC on April 6, 2012.
(d)(iv)	Amendment, dated September 24, 2020, to the Investment Advisory and Administration Agreement between Registrant and Investment Adviser with respect to Schwab Government Money Fund and Schwab Municipal Money Fund, dated June 1, 2001 is incorporated herein by reference to Exhibit (d)(iv) of Post-Effective Amendment No. 118 to Registrant’s Registration Statement on Form N-1A (File No. 811-05954), electronically filed with the SEC on September 24, 2020 (hereinafter referred to as PEA No. 118).
(d)(v)	Investment Advisory and Administration Agreement between Registrant and the Investment Adviser, with respect to the funds listed on Schedule A thereto, as amended, dated June 15, 1994, is incorporated herein by reference to Exhibit (5)(d) of Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A (File No. 811-05954), electronically filed with the SEC on April 30, 1997.
(d)(vi)	Amendment, dated September 24, 2020, to the Investment Advisory and Administration Agreement between Registrant and the Investment Adviser, with respect to the funds listed on Schedule A thereto, as amended, dated June 15, 1994, is incorporated herein by reference to Exhibit (d)(vi) of PEA No. 118.
(d)(vii)	Schedule A, dated as of September 24, 2020, to the Investment Advisory and Administration Agreement between Registrant and the Investment Adviser, dated June 15, 1994, is incorporated herein by reference to Exhibit (d)(vii) of PEA No. 118.
(d)(viii)	Schedule B, to the Investment Advisory and Administration Agreement between Registrant and the Investment Adviser, dated June 15, 1994, is incorporated herein by reference to Exhibit (d)(v) of PEA No. 65.
(d)(ix)	Schedule C, to the Investment Advisory and Administration Agreement between Registrant and the Investment Adviser, dated June 15, 1994, is incorporated herein by reference to Exhibit (d)(vi) of PEA No. 65.
(d)(x)	Schedule D, dated as of September 24, 2020, to the Investment Advisory and Administration Agreement between Registrant and the Investment Adviser, dated June 15, 1994, is incorporated herein by reference to Exhibit (d)(x) of PEA No. 118.
(d)(xi)	Letter of Agreement between Registrant, the Investment Adviser and Charles Schwab & Co., Inc. (Schwab), dated May 16, 2016, is incorporated herein by reference to Exhibit (d)(ix) of PEA No. 103.
(d)(xii)	Expense Limitation Agreement, on behalf of the Funds listed on Schedule A, between the Investment Adviser, Schwab and Registrant, dated as of May 2, 2007, is incorporated herein by reference to Exhibit (d)(xii) of Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A (File No. 811-05954), electronically filed with the SEC on July 18, 2007.
(d)(xiii)	Amended Schedule A, dated September 24, 2020, to the Expense Limitation Agreement between the Investment Adviser, Schwab and Registrant, dated May 2, 2007, is incorporated herein by reference to Exhibit (d)(xiii) of PEA No. 118.

(e)(i)	Second Amended and Restated Distribution Agreement between Registrant and Schwab, dated December 11, 2015, is incorporated herein by reference to Exhibit (e)(i) of Post-Effective Amendment No. 97 to Registrant’s Registration Statement on Form N-1A (File No. 811-05954), electronically filed with the SEC on January 20, 2016 (hereinafter referred to as PEA No. 97).
(e)(ii)	Amended Schedule A, dated May 16, 2016, to the Distribution Agreement between Registrant and Schwab, dated July 1, 2009, is incorporated herein by reference to Exhibit (e)(ii) of PEA No. 103.
(f)	Inapplicable.
(g)(i)	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company (State Street), dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(ii) of Post-Effective Amendment No. 59 to Registrant’s Registration Statement on Form N-1A (File No. 811-05954), electronically filed with the SEC on April 28, 2006 (hereinafter referred to as PEA No. 59).
(g)(ii)	Amended Appendix A and Appendix B, dated September 28, 2022, to the Amended and Restated Master Custodian Agreement between Registrant and State Street, dated October 17, 2005, is filed herein as Exhibit (g)(ii).
(h)(i)	Transfer Agency and Service Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc., dated November 12, 2020, is incorporated herein by reference to Exhibit (h)(i) of PEA No. 119.
(h)(ii)	Amended and Restated Shareholder Servicing and Sweep Administration Plan, dated April 10, 2019, is incorporated herein by reference to Exhibit (h)(iii) of Post-Effective Amendment No. 112 to Registrant’s Registration Statement on Form N-1A (File No. 811-05954), electronically filed with the SEC on April 26, 2019 (hereinafter referred to as PEA No. 112).
(h)(ii)(a)	Amended Schedule A, dated September 24, 2020, to the Amended and Restated Shareholder Servicing and Sweep Administration Plan, dated April 10, 2019, is incorporated herein by reference to Exhibit (h)(iii)(a) of PEA No. 118.
(h)(iii)	Master Fund Accounting and Services Agreement between Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (g)(ix) of PEA No. 59.
(h)(iii)(a)	Amended Appendix A and Appendix B, dated September 28, 2022, to the Master Fund Accounting and Services Agreement between Registrant and State Street, dated October 1, 2005, is filed herein as Exhibit (h)(iii)(a).
(i)	Opinion and Consent of Counsel is filed herein as Exhibit (i).
(j)(i)	Consent of Deloitte & Touche LLP is filed herein as Exhibit (j)(i).
(j)(ii)	Power of Attorney executed by Walter W. Bettinger II, dated January 1, 2016, is incorporated herein by reference to Exhibit (j)(ii) of Post-Effective Amendment No. 95 to Registrant’s Registration Statement on Form N-1A (File No. 811-05954), electronically filed with the SEC on January 12, 2016 (hereinafter referred to as PEA No. 95).
(j)(iii)	Power of Attorney executed by Jonathan de St. Paer, dated April 1, 2019, is incorporated herein by reference to Exhibit (j)(iii) of PEA No. 112.
(j)(iv)	Power of Attorney executed by Robert W. Burns, dated January 1, 2016, is incorporated herein by reference to Exhibit (j)(v) of PEA No. 95.
(j)(v)	Power of Attorney executed by David L. Mahoney, dated January 1, 2016, is incorporated herein by reference to Exhibit (j)(viii) of PEA No. 95.
(j)(vi)	Power of Attorney executed by Kimberly S. Patmore, dated January 1, 2016, is incorporated herein by reference to Exhibit (j)(x) of PEA No. 95.
(j)(vii)	Power of Attorney executed by Nancy F. Heller, dated June 1, 2018, is incorporated herein by reference to Exhibit (j)(xi) of PEA No. 112.
(j)(viii)	Power of Attorney executed by Jane P. Moncreiff, dated January 28, 2019, is incorporated herein by reference to Exhibit (j)(xiii) of PEA No. 112.
(j)(ix)	Power of Attorney executed by Dana S. Smith, dated January 11, 2023, is filed herein as Exhibit (j)(ix).
(j)(x)	Registrant, Certified Resolution regarding Powers of Attorney, dated June 10, 2020, is incorporated herein by reference to Exhibit (j)(xv) of PEA No. 117.
(j)(xi)	Power of Attorney executed by Jean Derek Penn, dated June 1, 2021, is incorporated herein by reference to Exhibit (j)(xiii) of PEA No. 120.
(j)(xii)	Power of Attorney executed by Michael J. Beer, dated September 26, 2022, is filed herein as Exhibit (j)(xii).
(j)(xiii)	Power of Attorney executed by Richard A. Wurster, dated September 19, 2022, is filed herein as Exhibit (j)(xiii).
(k)	Inapplicable.
(l)	Inapplicable.
(m)	Inapplicable.
(n)	Fourth Amended and Restated Multiple Class Plan, adopted on October 20, 1989, amended and restated as of July 29, 2020, is incorporated herein by reference to Exhibit (n) of PEA No. 117.

(n)(i)	Schedule A, dated September 24, 2020, to the Fourth Amended and Restated Multiple Class Plan, adopted on October 20, 1989, amended and restated as of July 29, 2020, is incorporated herein by reference to Exhibit (n)(i) of PEA 118.
(o)	Inapplicable.
(p)	Registrant, Investment Adviser and Schwab Joint Code of Ethics, dated June 8, 2022, is filed herein as Exhibit (p).
EX-101	Inline Interactive Data File - the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
EX-101.INS	XBRL Taxonomy Instance Document
EX-101.SCH	XBRL Taxonomy Schema Document
EX-101.CAL	XBRL Taxonomy Calculation Linkbase Document
EX-101.DEF	XBRL Taxonomy Definition Linkbase Document
EX-101.LAB	XBRL Taxonomy Label Linkbase Document
EX-101.PRE	XBRL Taxonomy Presentation Linkbase Document

ITEM 29.
PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

The Board of Trustees of the Registrant is identical to the boards of trustees of Schwab Strategic Trust, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust. Each such trust has Charles Schwab Investment Management, Inc. as its investment adviser. In addition, the officers of the Registrant are also identical to those of each such other trust, with the exception of the Chief Legal Officer and Secretary/Clerk. As a result, the above-named trusts may be deemed to be under common control with the Registrant. Nonetheless, the Registrant takes the position that it is not under common control with such other trusts because the power residing in the respective trusts’ boards and officers arises as a result of an official position with each such trust.
ITEM 30.
INDEMNIFICATION.

Article VIII of Registrant’s Amended and Restated Agreement and Declaration of Trust (Exhibit (a) hereto, which is incorporated by reference) provides in effect that Registrant will indemnify its officers and trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise, or as fines and penalties, and counsel fees reasonably incurred by any such officer or trustee in connection with the defense or disposition of any action, suit, or other proceeding. However, in accordance with Section 17(h) and 17(i) of the 1940 Act and its own terms, said Amended and Restated Agreement and Declaration of Trust does not protect any person against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In any event, Registrant will comply with 1940 Act Releases Nos. 7221 and 11330 respecting the permissible boundaries of indemnification by an investment company of its officers and trustees.
Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the 1933 Act), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
ITEM 31.
BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Registrant’s investment adviser, Charles Schwab Investment Management, Inc., dba Schwab Asset Management™, a Delaware corporation, organized in October 1989 to serve as investment manager to Registrant, also serves as the investment manager to Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust, each an open-end management investment company. The principal place of business of the Investment Adviser is 211 Main Street, San Francisco, California 94105. The only business in which the Investment Adviser engages is that of investment adviser and administrator to Registrant, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Schwab Strategic Trust, investment adviser to Laudus Trust and any other investment companies that Schwab may sponsor in the future, and an investment adviser to certain non-investment company clients.
The business, profession, vocation or employment of a substantial nature in which each director and/or senior or executive officer of the investment adviser is or has been engaged during the past two fiscal years is listed below. The name of any company for which any director and/ or senior or executive officer of the investment adviser serves as director, officer, employee, partner or trustee is also listed below.
Name and Position with Adviser	Name of Other Company	Capacity
Peter B. Crawford, Director	The Charles Schwab Corporation	Managing Director and Chief Financial Officer
	Charles Schwab & Co., Inc.	Director, Managing Director and Chief Financial Officer

Name and Position with Adviser	Name of Other Company	Capacity
	Family Wealth Alliance, Inc.	Managing Director and Chief Financial Officer
	TD Ameritrade Holding Corporation	Director
	Schwab Holdings, Inc.	Director, Executive Vice President and Chief Financial Officer
	Charles Schwab Global Holdings, Inc.	Executive Vice President and Chief Financial Officer
	Performance Technologies, Inc.	Executive Vice President and Chief Financial Officer
	Schwab (SIS) Holdings, Inc. I	Executive Vice President and Chief Financial Officer
	Schwab Technology Holdings, Inc.	Executive Vice President and Chief Financial Officer
Richard A. Wurster, Director	The Charles Schwab Corporation	President
	Schwab Holdings, Inc.	President
	Charles Schwab & Co., Inc.	Director and President
Omar Aguilar, Chief Executive Officer and Chief Investment Officer	Schwab Funds	Vice President and Chief Investment Officer
	Laudus Trust	Vice President and Chief Investment Officer
	Schwab ETFs	Vice President and Chief Investment Officer
	Charles Schwab Investment Advisory, Inc.	Director, President and Chief Executive Officer
Jonathan de St. Paer, Director, President and Chief Operating Officer	Charles Schwab & Co., Inc.	Managing Director
	Schwab Funds	President and Chief Executive Officer
	Laudus Trust	President and Chief Executive Officer
	Schwab ETFs	President and Chief Executive Officer
	Financial Passport, Inc.	Director and President
	TD Ameritrade Investment Management, LLC	Manager
Brett Wander, Senior Vice President and Chief Investment Officer	Schwab Funds	Vice President and Chief Investment Officer
	Laudus Trust	Vice President and Chief Investment Officer
	Schwab ETFs	Vice President and Chief Investment Officer
William P. McMahon, Jr., Senior Vice President and Chief Investment Officer	Schwab Funds	Vice President and Chief Investment Officer
	Laudus Trust	Vice President and Chief Investment Officer
	Schwab ETFs	Vice President and Chief Investment Officer
Michael Hogan, Senior Vice President and Chief Compliance Officer	Schwab Funds	Chief Compliance Officer
	Schwab ETFs	Chief Compliance Officer
	Laudus Trust	Chief Compliance Officer
	Charles Schwab & Co., Inc.	Managing Director and Chief Compliance Officer – Asset Management Compliance
Mark D. Fischer, Vice President and Chief Financial Officer	Schwab Funds	Chief Operating Officer
	Laudus Trust	Chief Operating Officer
	Schwab ETFs	Chief Operating Officer
Catherine MacGregor, Vice President and Chief Legal Officer	Charles Schwab & Co., Inc.	Managing Director
	Schwab Funds	Secretary and Chief Legal Officer
	Laudus Trust	Vice President, Chief Legal Officer and Clerk
	Schwab ETFs	Secretary and Chief Legal Officer

ITEM 32.
PRINCIPAL UNDERWRITERS.

(a) Schwab acts as principal underwriter and distributor of Registrant’s shares. Schwab also acts as principal underwriter for the Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios and may act as such for any other investment company which Schwab may sponsor in the future.
(b) Information with respect to Schwab’s directors and officers is as follows:

Name	Position and Offices with the Underwriter	Position and Offices with the Registrant
Richard A. Wurster	President and Director	Trustee
Steven H. Anderson	Managing Director	None
Catherine M. Casey	Managing Director and Head of Human Resources	None
Jason C. Clague	Managing Director and Head of Operations	None
Bernard J. Clark	Managing Director and Head of Advisor Services	None
Jonathan M. Craig	Managing Director and Head of Investor Services and Marketing	None
Peter B. Crawford	Managing Director, Chief Financial Officer and Director	None
Brian Bender	Managing Director and Head of Workplace Services	None
Neesha K. Hathi	Managing Director – Wealth and Advice Solutions	None
Timothy C. Heier	Managing Director and Chief Technology Officer	None
Dennis W. Howard	Managing Director and Chief Information Officer	None
Lisa Kidd Hunt	Managing Director and Head of International Services	None
Mitchell N. Mantua	Managing Director and General Auditor	None
Joseph R. Martinetto	Managing Director, Chief Operating Officer and Director	None
Peter J. Morgan III	Managing Director, General Counsel and Corporate Secretary	None
Nigel J. Murtagh	Managing Director and Chief Risk Officer	None
The principal business address of all directors and officers of Schwab is 211 Main Street, San Francisco, California 94105.
(c) None.
ITEM 33.
LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act, as amended, and the Rules thereunder are maintained at the offices of: Registrant and Registrant’s investment adviser and administrator, Charles Schwab Investment Management, Inc., 211 Main Street, San Francisco, California 94105; Registrant’s principal underwriter, Charles Schwab & Co., Inc., 211 Main Street, San Francisco, California, 94105; Registrant’s Custodian/Fund Accountant: State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111; and Registrant’s transfer agent, BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581.
ITEM 34.
MANAGEMENT SERVICES.

None.
ITEM 35.
UNDERTAKINGS.

Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for the effectiveness of this Post-Effective Amendment No. 121 to Registrant’s Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 121 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Washington in the District of Columbia, on the 27th day of April, 2023.
THE CHARLES SCHWAB FAMILY OF FUNDS Registrant
Jonathan de St. Paer* Jonathan de St. Paer, President and Chief Executive Officer
Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 121 to Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 27th day of April, 2023.
Signature	Title
Walter W. Bettinger II* Walter W. Bettinger II	Chairman and Trustee
Michael J. Beer* Michael J. Beer	Trustee
Robert W. Burns* Robert W. Burns	Trustee
Nancy F. Heller* Nancy F. Heller	Trustee
David L. Mahoney* David L. Mahoney	Trustee
Jane P. Moncreiff* Jane P. Moncreiff	Trustee
Kimberly S. Patmore* Kimberly S. Patmore	Trustee
J. Derek Penn* J. Derek Penn	Trustee
Richard A. Wurster* Richard A. Wurster	Trustee
Dana S. Smith* Dana S. Smith	Treasurer and Chief Financial Officer
*By:	/s/ Douglas P. Dick Douglas P. Dick, Attorney‑in‑Fact Pursuant to Power of Attorney